Exhibit 3.1
Ó×ÅÄÉÏ ÍÏÌÏÕ
«Êýñùóç ôçò Óýìâáóçò Ðþëçóçò Ìåôï÷þí êáé ôçò Óõìöùíßáò Ìåôü÷ùí ìåôáîý ôïõ Åëëçíéêïý Äçìïóßïõ êáé ôçò Deutsche Telekom AG»
¢ñèñï ðñþôï
Êõñþíåôáé êáé áðïêôÜ éó÷ý íüìïõ ç Óýìâáóç Ðþëçóçò Ìåôï÷þí ìåôáîý ôïõ Åëëçíéêïý Äçìïóßïõ êáé ôçò Deutsche Telekom AG ðïõ õðåãñÜöç óôçí áããëéêÞ ãëþóóá ôçí 14ç ÌáÀïõ 2008, ôï êåßìåíï ôçò ïðïßáò áêïëïõèåß óôçí åëëçíéêÞ êáé óôçí áããëéêÞ ãëþóóá.
«ÓÕÌÂÁÓÇ ÐÙËÇÓÇÓ ÌÅÔÏ×ÙÍ
Ç ðáñïýóá óýìâáóç ðþëçóçò ìåôï÷þí (ç «Óýìâáóç») êáôáñôßæåôáé óôçí ÁèÞíá óôéò 14 ÌáÀïõ 2008, ìåôáîý:
1. ÔÏÕ ÅËËÇÍÉÊÏÕ ÄÇÌÏÓÉÏÕ (ôï «ÅÄ» Þ ï «ÐùëçôÞò») íïìßìùò åêðñïóùðïýìåíïõ ãéá ôïõò óêï ðïýò ôçò ðáñïýóáò Óýìâáóçò áðü ôïí Õðïõñãü Ïéêïíïìßáò êáé Ïéêïíïìéêþí, óýìöùíá ìå ôçí õð’ áñéèì. 95/14.5.08 áðüöáóç ôçò ÄéõðïõñãéêÞò ÅðéôñïðÞò ÁðïêñáôéêïðïéÞóåùí ôïõ ÅÄ.
ÊÁÉ
2. ÔÇÓ DEUTSCHE TELEKOM AG, åðé÷åßñçóçò çëåêôñïíéêþí åðéêïéíùíéþí, ç ïðïßá Ý÷åé íïìßìùò óõóôáèåß êáé ëåéôïõñãåß óýìöùíá ìå ôï äßêáéï ôçò ÏìïóðïíäéáêÞò Äçìïêñáôßáò ôçò Ãåñìáíßáò (ç «DT» Þ ç «ÁãïñÜóôñéá»), ìå Ýäñá ôç Âüííç êáé íïìßìùò åêðñïóùðåßôáé ãéá ôïõò óêïðïýò ôçò ðáñïýóáò Óýìâáóçò áðü ôïõò ê.ê. Kevin Copp, Áíþôåñï Åêôåëåóôéêü Áíôéðñüåäñï, êáé Alex Lützner, Áíôéðñüåäñï.
Ôï ÅÄ êáé ç DT èá áðïêáëïýíôáé åöåîÞò áðü êïéíïý «ÌÝñç» êáé áôïìéêÜ «ÌÝñïò».
ÐÑÏÏÉÌÉÏ
(A) Ç åôáéñßá ìå ôçí åðùíõìßá «Ïñãáíéóìüò Ôçëåðéêïéíùíéþí ÅëëÜäïò Á.Å.» («ÏÔÅ» Þ ç «Åôáéñßá») åßíáé åðé÷åßñçóç çëåêôñïíéêþí åðéêïéíùíéþí íïìßìùò óõóôáèåßóá êáé ëåéôïõñãïýóá ùò áíþíõìç åôáéñßá êáôÜ ôï äßêáéï ôçò ÅëëçíéêÞò Äçìïêñáôßáò, ìå Ýäñá ôï Áìáñïýóéï ÁôôéêÞò (Ëåùö. Êçöéóßáò áñ. 99). ÊáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò Óýìâáóçò, ôï êáôáâåâëçìÝíï ìåôï÷éêü êåöÜëáéï ôçò Åôáéñßáò áíÝñ÷åôáé óôï ðïóü ôùí 1.171.459.429,71 ÅÕÑÙ (ôï «ÕöéóôÜìåíï ÊåöÜëáéï») êáé äéáéñåßôáé óå 490.150.389 êïéíÝò ïíïìáóôéêÝò ìåôï÷Ýò, ïíïìáóôéêÞò áîßáò 2,39 ÅÕÑÙ Ýêáóôç (ïé «ÕöéóôÜìåíåò Ìåôï÷Ýò»). Ïé ÕöéóôÜìåíåò Ìåôï÷Ýò åßíáé åéóçãìÝíåò êáé áðïôåëïýí áíôéêåßìåíï äéáðñáãìÜôåõóçò óôçí Êáôçãïñßá ÌåãÜëçò Êåöáëáéïðïßçóçò ôçò ÁãïñÜò Áîéþí ôïõ ×ñçìáôéóôçñßïõ Áèçíþí (ôï «×Á») ùò åðßóçò êáé óôï ×ñçìáôéóôÞñéï Áîéþí ôçò ÍÝáò Õüñêçò õðü ôç

ìïñöÞ «Áìåñéêáíéêþí Áðïèåôçñßùí Ôßôëùí» êáé óôï ×ñçìáôéóôÞñéï Áîéþí Ëïíäßíïõ õðü ôç ìïñöÞ «Óõãêåíôñùôéêþí Ðéóôïðïéçôéêþí ÊáôáèÝóåùí».
(B) Óýìöùíá ìå ôéò õð’ áñéèì. 73/6.9.2006 êáé 74/9.11.2006 áðïöÜóåéò ôçò, ç ÄéõðïõñãéêÞ ÅðéôñïðÞ ÁðïêñáôéêïðïéÞóåùí ôïõ ÅÄ (ç «ÄÅÁ») áðïöÜóéóå ôçí Ýíáñîç äéáäéêáóßáò ðåñáéôÝñù áðïêñáôéêïðïéÞóåùò ôïõ ÏÔÅ óýìöùíá ìå ôï Íüìï 3049/2002, üðùò áõôüò Ý÷åé ôñïðïðïéçèåß êáé éó÷ýåé.
(Ã) Óýìöùíá ìå ôçí áðü 18 Ìáñôßïõ 2008 åðéóôïëÞ ôçò ðñïò ôç ÄÅÁ (ç «ÅðéóôïëÞ ôçò DT»), ç DT åîÝöñáóå åðéóÞìùò ôï åíäéáöÝñïí ôçò íá êáôáóôåß óôñáôçãéêüò åôáßñïò óôïí ÏÔÅ. Ìå ôçí õð’ áñéèì. 92/27.3.2008 áðüöáóÞ ôçò, ç ÄÅÁ áðïöÜóéóå, ìåôáîý Üëëùí, íá áîéïëïãÞóåé ôçí ðñüôáóç ôçò DT êáé íá îåêéíÞóåé äéáðñáãìáôåýóåéò ìáæß ôçò.
(Ä) Ìå ôçí áðü 13 ÌáÀïõ 2008 åðéóôïëÞ ôçò, ç DT õðÝâáëå åðéóÞìùò áßôçìá üðùò ç ÄÅÁ åãêñßíåé ôçí áðüêôçóç áðü ôçí DT ÕöéóôÜìåíùí Ìåôï÷þí ðïõ áíôéóôïé÷ïýí óå ðïóïóôü ìåãáëýôåñï ôïõ 20% ôïõ ÕöéóôÜìåíïõ Êåöáëáßïõ (ôï «Áßôçìá ôçò DT») óýìöùíá ìå ôéò ðáñáãñÜöïõò 1 êáé 2 ôïõ Üñèñïõ 11 ôïõ Íüìïõ 3631/2008 êáé êáôÝèåóå ôéò ðëçñïöïñßåò ðïõ áðáéôïýíôáé áðü ôï íüìï áõôü.
(E) Ìå ôçí õð’ áñéèì. 93/8.5.2008 áðüöáóÞ ôçò, ç ÄÅÁ, ìåôáîý Üëëùí, åíÝêñéíå ôéò åíÝñãåéåò ðïõ åß÷áí ãßíåé óôï ðëáßóéï ôùí äéáðñáãìáôåýóåùí ìå ôçí DT ìÝ÷ñé ôçí çìåñïìçíßá åêåßíç êáé åîïõóéïäüôçóå ôïõò ÷ñçìáôïïéêïíïìéêïýò êáé íïìéêïýò óõìâïýëïõò ôïõ ÅÄ íá óõíå÷ßóïõí ôéò äéáðñáãìáôåýóåéò.
(ÓÔ) Ìå ôçí õð’ áñéè. 94/14.5.2008 áðüöáóÞ ôçò, ç ÄÅÁ åíÝêñéíå ôï Aßôçìá ôçò DT óýìöùíá ìå ôçí ðáñÜãñáöï 2 ôïõ Üñèñïõ 11 ôïõ íüìïõ 3631/2008.
(Æ) ÄõíÜìåé ôçò áðü 14 ÌáÀïõ 2008 áðüöáóÞò ôïõ, ôï Åðïðôéêü Óõìâïýëéï ôçò DT åíÝêñéíå ôç óýíáøç ôçò ðáñïýóáò Óýìâáóçò êáé ôçò Óõìöùíßáò Ìåôü÷ùí (üðùò ïñßæåôáé êáôùôÝñù).
(Ç) ÄõíÜìåé ôçò õð’ áñéèì. 95/14.05.2008 áðüöáóÞò ôçò, ç ÄÅÁ åíÝêñéíå, ìåôáîý Üëëùí, (i) ôçí ðþëçóç óôç DT ôùí Ðùëïýìåíùí Ìåôï÷þí (üðùò ïñßæïíôáé êáôùôÝñù) êáé (ii) ôçí ðáñïýóá Óýìâáóç êáé ôç Óõìöùíßá Ìåôü÷ùí, óýìöùíá ìå ôçí ðáñÜãñáöï 1 (ã) ôïõ Üñèñïõ 4 ôïõ Íüìïõ 3049/2002.
ÊÁÔÏÐÉÍ ÔÙÍ ÁÍÙÔÅÑÙ, ôá ÌÝñç óõìöùíïýí ôá áêüëïõèá:
¢ñèñï 1 Ïñéóìïß êáé Åñìçíåßá
1.1 Ïñéóìïß
Óôçí ðáñïýóá Óýìâáóç êáé óôá ÐáñáñôÞìáôÜ ôçò, ïé áêüëïõèåò ëÝîåéò êáé åêöñÜóåéò èá Ý÷ïõí ô çí åîÞò Ýííïéá:
«Ðñüóèåôåò Ìåôï÷Ýò 1» íïïýíôáé 73.522.558 åê ôùí ÕöéóôáìÝíùí Ìåôï÷þí, ïé ïðïßåò áíôéóôïé÷ïýí óôï 15% ôùí ÕöéóôáìÝíùí Ìåôï÷þí, ïé ïðïßåò, ðñïò Üñóç ôõ÷üí áìöéâïëßáò, èá åßíáé ìÝñïò ôùí ÐñïóèÝôùí Ìåôï÷þí.

«Ðñüóèåôåò Ìåôï÷Ýò 2» íïïýíôáé 9.645.389 åê ôùí ÕöéóôáìÝíùí Ìåôï÷þí, ïé ïðïßåò áíôéóôïé÷ïýí óå ðïóïóôü ðåñßðïõ 2% ðåñßðïõ ôùí ÕöéóôáìÝíùí Ìåôï÷þí, ïé ïðïßåò, ðñïò Üñóç ôõ÷üí áìöéâïëßáò, èá åßíáé ìÝñïò ôùí ÐñïóèÝôùí Ìåôï÷þí.
«Ðñüóèåôåò Ìåôï÷Ýò» íïïýíôáé 107.671.713 åê ôùí ÕöéóôáìÝíùí Ìåôï÷þí, ïé ïðïßåò áíôéóôïé÷ïýí óå ðïóïóôü ðåñßðïõ 22% ðåñßðïõ ôùí ÕöéóôáìÝíùí Ìåôï÷þí, ðåñéëáìâáíïìÝíùí ðñïò Üñóç ôõ÷üí áìöéâïëßáò, ôùí ÐñïóèÝôùí Ìåôï÷þí 1 êáé ôùí ÐñïóèÝôùí Ìåôï÷þí 2.
«ÔÃÓ» íïåßôáé ç åôÞóéá ôáêôéêÞ ãåíéêÞ óõíÝëåõóç ôùí ìåôü÷ùí ôçò Åôáéñßáò.
«¢ñèñï» íïåßôáé Üñèñï ôçò ðáñïýóáò Óýìâáóçò.
«Êáíïíéóìüò ×Á» íïåßôáé ï êáíïíéóìüò ôïõ ×Á, üðùò áñ÷éêþò åãêñßèçêå ìå ôçí õð’ áñéèì. 1/304/10.6.2004 áðüöáóç ôïõ Äéïéêçôéêïý Óõìâïõëßïõ ôçò ÅÊ, üðùò éó÷ýåé.
«×Á» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«Áñ÷Þ» íïåßôáé ïéáäÞðïôå êõâÝñíçóç, êñáôéêüò, õðåñåèíéêüò Þ Üëëïò êáíïíéóôéêüò/ñõèì éóôéêüò öïñÝáò, ïðïéïäÞðïôå äéêáóôÞñéï, äéáéôçôéêü äéêáóôÞñéï Þ õðçñåóßá, ðåñéëáìâáíïìÝíùí åíäåéêôéêþò ôçò ÅÊ, ôïõ ×Á êáé ÅëëçíéêÞò Þ ÅõñùðáúêÞò áñ÷Þò áíôáãùíéóìïý.
«ÐñïóõìöùíçìÝíç ÓõíáëëáãÞ (ÐáêÝôï)» íïåßôáé ç ìåôáâßâáóç ôùí ÐùëïõìÝíùí Ìåôï÷þí áðü ôï ÅÄ óôç DT ìÝóù ðñïóõìöùíçìÝíçò ÷ñçìáôéóôçñéáêÞò óõíáëëáãÞò óýìöùíá ìå ôï Üñèñï 101 ôïõ Êáíïíéóìïý ×Á.
«ÅñãÜóéìç ÇìÝñá» íïåßôáé ç çìÝñá (åêôüò ÓáââÜôïõ êáé ÊõñéáêÞò), êáôÜ ôçí ïðïßá ïé ôñÜðå æåò ëåéôïõñãïýí ãåíéêþò ãéá óõíáëëáãÝò óôçí ÅëëÜäá êáé óôç Ãåñìáíßá.
«Êáíïíéóìüò ÅêêáèÜñéóçò» íïåßôáé ï êáíïíéóìüò ôçò Å×ÁÅ ãéá ôçí åêêáèÜñéóç êáé ôï äéá êáíïíéóìü ôùí ÷ñçìáôéóôçñéáêþí óõíáëëáãþí åðß Üõëùí êéíçôþí áîéþí, ðïõ áðïôåëïýí áíôéêåßìåíï äéáðñáãìÜôåõóçò óôï ×Á, ï ïðïßïò áñ÷éêþò åãêñßèçêå ìå ôçí õð’ áñéèì. 2/304/10.06.2004 áðüöáóç ôïõ Äéïéêçôéêïý Óõìâïõëßïõ ôçò ÅÊ, üðùò ôñïðïðïéÞèçêå êáé éó÷ýåé.
«ÅÊ» íïåßôáé ç åëëçíéêÞ ÅðéôñïðÞ ÊåöáëáéáãïñÜò.
«ÏëïêëÞñùóç» íïåßôáé ç åêôÝëåóç ôçò ÐñïóõìöùíçìÝíçò ÓõíáëëáãÞò (ÐáêÝôïõ) óýìöùíá ìå ôï ¢ñèñï 4.
«Çìåñïìçíßá ÏëïêëÞñùóçò» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 4.
«ÐñïûðïèÝóåéò» íïïýíôáé ïé áíáâëçôéêÝò áéñÝóåéò õðü ôéò ïðïßåò ôåëåß ç ÏëïêëÞñùóç, üðùò áíáöÝñïíôáé óôï ¢ñèñï 4.
«ÅìðéóôåõôéêÝò Ðëçñïöïñßåò» Ý÷ïõí ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 11.1
«Óõíáßíåóç» íïåßôáé êÜèå Óõíáßíåóç ÐùëçôÞ, Óõíáßíåóç ÁãïñÜóôñéáò, óõíáßíåóç ôçò Åôá éñßáò êáèþò êáé êÜèå Üëëç óõíáßíåóç, Üäåéá, Ýãêñéóç, åîïõóéïäüôçóç, åîáßñåóç, õðïâïëÞ, êáôá÷þñéóç Þ åããñáöÞ, áäåéïäüôçóç Þ åíôïëÞ, óå êÜèå ðåñßðôùóç åßôå åôáéñéêÞ, êáíïíéóôéêÞ/ñõèìéóôéêÞ Þ Üëëç, êáé áíáöïñÝò óôçí ðáñïýóá Óýìâáóç óå «ëÞøç ÓõíáéíÝóåùí» èá åñìçíåýïíôáé áíáëüãùò.
«Áðüöáóç 35» íïåßôáé ç õð’ áñéèì. 35/24.11.2005 áðüöáóç ôïõ ×Á, üðùò ôñïðïðïéÞèçêå äõíÜìåé ôçò õð’ áñéèì. 6/18.2.2008 áðüöáóÞò ôïõ.

«Ãåãïíüò Áðüöáóçò 35» íïåßôáé ïéïäÞðïôå áðü ôá ãåãïíüôá ðïõ áíáöÝñïíôáé óôçí Áðüöáóç 35.
«ÅðéóôïëÞ ôçò DT» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï (Ã).
«Áßôçìá ôçò DT» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï (Ä).
«ÅëëÜäá» íïåßôáé ç ÅëëçíéêÞ Äçìïêñáôßá êáé ç Ýííïéá «åëëçíéêüò/ç/ï» èá åñìçíåýåôáé áí Üëïãá.
«ÂÜñïò» íïåßôáé ïéïäÞðïôå åíï÷éêü Þ åìðñÜãìáôï äéêáßùìá, ðåñéïñéóìïß Þ äéêáéþìáôá ôñßôùí Þ ïéáäÞðïôå Üëëç óõìöùíßá Þ ñýèìéóç, ç ïðïßá äçìéïõñãåß Þ ðáñÝ÷åé óå ïéïäÞðïôå ðñüóùðï åíï÷éêü Þ /êáé åìðñÜãìáôï äéêáßùìá Þ ðåñéïñßæåé íïìéêÜ ôç äõíáôüôçôá ôïõ åí ëüãù ðñïóþðïõ íá äéáèÝóåé åíóþìáôá Þ Üõëá ðåñéïõóéáêÜ óôïé÷åßá Þ ðåñéïõóßá êáé ôï ñÞìá «Åðéâáñýíù» èá åñìçíåýåôáé áíÜëïãá.
«Çìåñïìçíßá ÊáôÜñôéóçò» íïåßôáé ç çìåñïìçíßá êáôÜñôéóçò ôçò ðáñïýóáò Óýìâáóçò.
«Áíáããåëßá ¢óêçóçò» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«ÕöéóôÜìåíï ÊåöÜëáéï» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«ÕöéóôÜìåíåò Ìåôï÷Ýò» Ý÷ïõí ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«ÇìÝñá Ëåéôïõñãßáò ×ñçìáôéóôçñßïõ» íïåßôáé êÜèå ìÝñá ç ïðïßá áðïôåëåß (Þ èá Ýðñåðå íá áð ïôåëåß, åÜí äåí åß÷å åðÝëèåé Ãåãïíüò ÄéáôÜñáîçò ôçò ÁãïñÜò) çìÝñá äéáðñáãìÜôåõóçò óôï ×Á, ðëçí ôùí çìåñþí, óôéò ïðïßåò Ý÷åé ðñïãñáììáôéóèåß ç äéáðñáãìÜôåõóç íá ëÞîåé ðñéí áðü ôçí êáíïíéêÞ ãéá ôçí çìÝñá åêåßíç þñá êëåéóßìáôïò.
«Å×ÁÅ» íïåßôáé ç åôáéñßá ÅëëçíéêÜ ×ñçìáôéóôÞñéá Áíþíõìç Åôáéñßá Óõììåôï÷þí, ÅêêáèÜñéóçò, Äéáêáíïíéóìïý & Êáôá÷þñéóçò.
«ÄÅÅ» Ý÷åé ôçí Ýííïéá, ðïõ äßäåôáé óôï ¢ñèñï 18.
«Êáíüíåò ÄÅÅ» Ý÷ïõí ôçí Ýííïéá, ðïõ äßäåôáé óôï ¢ñèñï 18.
«ÅíäéÜìåóç Ðåñßïäïò» íïåßôáé ç ðåñßïäïò, ç ïðïßá áñ÷ßæåé êáôÜ ôçí Çìåñïìçíßá ÊáôÜñô éóçò êáé ëÞãåé êáôÜ ôçí Çìåñïìçíßá ÏëïêëÞñùóçò.
«ÄÅÁ» Ý÷åé ôçí Ýííïéá, ðïõ äßäåôáé óôï Ðñïïßìéï.
«Ãåãïíüò ÄéáôÜñáîçò ôçò ÁãïñÜò» íïåßôáé ç åðÝëåõóç Þ ýðáñîç êáè’ ïéáíäÞðïôå ÇìÝñá Ë åéôïõñãßáò ×ñçìáôéóôçñßïõ ïéáóäÞðïôå áíáóôïëÞò Þ ðåñéïñéóìïý åðéâáëëüìåíïõ óôç äéáðñáãìÜôåõóç (ëüãù äéáêýìáíóçò ôéìÞò, ç ïðïßá õðåñâáßíåé ôá åðéôñåðüìåíá áðü ôï ×Á üñéá Þ ãéá Üëëï ëüãï) ùò ðñïò ôéò ÕöéóôÜìåíåò Ìåôï÷Ýò ðïõ áðïôåëïýí áíôéêåßìåíï äéáðñáãìÜôåõóçò óôï ×Á, åöüóïí ç åí ëüãù áíáóôï ëÞ Þðåñéïñéóìüò åßíáé ïõóéþäçò êáôÜ ôçí åêôßìçóç ôïõ ÐùëçôÞ, åíåñãïýíôïò êáôÜ ôç äéáêñéôéêÞ ôïõ åõ÷Ýñåéá, íïïõìÝíïõ üôé ï ðåñéïñéóìüò ôùí ùñþí Þ ôïõ áñéèìïý ôùí çìåñþí äéáðñáãìÜôåõóçò äåí èá óõíéóôÜ Ãåãïíüò ÄéáôÜñáîçò ôçò ÁãïñÜò, åöüóïí åßíáé áðïôÝëåóìá áíáêïéíùèåßóáò áëëá ãÞò óôéò êáíïíéêÝò þñåò ëåéôïõñãßáò ôïõ ×Á.
«Åéäïðïßçóç» Ý÷åé ôçí Ýííïéá, ðïõ äßäåôáé óôï ¢ñèñï 12.
«ÏÔÅ» Ý÷åé ôçí Ýííïéá, ðïõ äßäåôáé óôï Ðñïïßìéï
«Ìåôï÷Ýò ÏÔÅ» íïïýíôáé ïé êïéíÝò ïíïìáóôéêÝò ìåôï÷Ýò, ðïõ åêÜóôïôå åêäßäïíôáé áðü ôïí ÏÔÅ êáé óõìðåñéëáìâÜíïõí ôéò ÕöéóôÜìåíåò Ìåôï÷Ýò.

«ÐáñÜãñáöïò» íïåßôáé ðáñÜãñáöïò ôçò ðáñïýóáò Óýìâáóçò.
«ÔñÜðåæá ÁãïñÜóôñéáò» íïåßôáé ç ôñÜðåæá, óôïé÷åßá ôçò ïðïßá èá äïèïýí áðü ôç DT óôï ÅÄ åããñÜöùò äýï (2) ÅñãÜóéìåò ÇìÝñåò ðñéí áðü ôçí Çìåñïìçíßá ÏëïêëÞñùóçò.
«×ñçìáôéóôÞò ÁãïñÜóôñéáò» íïåßôáé ç ÅÐÅÕ (êáôÜ ôçí Ýííïéá ôïõ Íüìïõ 3606/2007), ðïõ èá ïñéóèåß áðüôçí ÁãïñÜóôñéá íá åêôåëÝóåé, äéáêáíïíßóåé êáé åêêáèáñßóåé ôç ÐñïóõìöùíçìÝíç ÓõíáëëáãÞ (ÐáêÝôï) ãé á ëïãáñéáóìü ôçò ÁãïñÜóôñéáò, óôïé÷åßá ôçò ïðïßáò èá äïèïýí åããñÜöùò áðü ôç DT óôï ÅÄ äýï (2) ÅñãÜóéìåò ÇìÝñåò ðñéí áðü ôçí Çìåñïìçíßá ÏëïêëÞñùóçò.
«Äéáâåâáéþóåéò ÁãïñÜóôñéáò» íïïýíôáé ïé äéáâåâáéþóåéò ôïõ ¢ñèñïõ 7.
«ÔéìÞ áíÜ Ìåôï÷Þ» íïåßôáé ôï ðïóü ôùí åßêïóé åííÝá (29,00) Åõñþ áíÜ Ðùëïýìåíç Ìåôï÷Þ.
«Äéáäéêáóßåò» íïïýíôáé ïéáäÞðïôå äéêáóôéêÞ äéáäéêáóßá, äéáìÜ÷ç, äéáöïñÜ, íïìéêÞ åíÝ ñãåéá, äéáäéêáóßá Þ áîéþ óåéò ïéáóäÞðïôå öýóçò.
«Ôßìçìá ÁãïñÜò» íïåßôáé ôï óõíïëéêü ðïóü ôùí ôåôñáêïóßùí ôñéÜíôá åíüò åêáôïììõñßù í åêáôü äÝêá ÷éëéÜäùí åîáêïóßùí åíåíÞíôá ôåóóÜñùí (431.110.694) Åõñþ, ôï ïðïßï ðñïêýðôåé áðü ôïí ðïëëáðëáóéáóìü ôïõ áñéèìïý ôùí ÐùëïõìÝíùí Ìåôï÷þí åðß ôçí ÔéìÞ áíÜ Ìåôï÷Þ, ôï ïðïßï åßíáé êáôáâëçôÝï áðü ôçí ÁãïñÜóôñéá ãéá ôçí áðüêôçóç ôùí ÐùëïõìÝíùí Ìåôï÷þí.
«Äéêáéþìáôá Ðþëçóçò» íïïýíôáé ôï Äéêáßùìá Ðþëçóçò 1 êáé ôï Äéêáßùìá Ðþëçóçò 2.
«Ìåôï÷Ýò Äéêáéþìáôïò Ðþëçóçò» íïïýíôáé ïé Ìåôï÷Ýò Äéêáéþìáôïò Ðþëçóçò 1 êáé ïé Ìåôï÷Ýò Äéêáéþìáôïò Ðþëçóçò 2, Þ, áíáëüãùò ìå ôá óõìöñáæüìåíá, ïéáäÞðïôå åê ôùí åí ëüãù ìåôï÷þí.
«Äéêáßùìá Ðþëçóçò 1» Ý÷åé ôçí Ýííïéá, ðïõ äßäåôáé óôï ¢ñèñï 6.
«Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 1» íïåßôáé ç Åéäïðïßçóç, ç ïðïßá èá äïèåß áðü ôï ÅÄ óôçí DT óå ó÷Ýóç ìå ôçí Üóêçóç ôïõ Äéêáéþìáôïò Ðþëçóçò 1.
«Ìåôï÷Ýò Äéêáéþìáôïò Ðþëçóçò 1» Ý÷ïõí ôçí Ýííïéá, ðïõ äßäåôáé óôï ¢ñèñï 6.
«Äéêáßùìá Ðþëçóçò 2» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2» íïåßôáé ç Åéäïðïßçóç, ç ïðïßá èá äïèåß áðü ôï ÅÄ óôçí DT óå ó÷Ýóç ìå ôçí Üóêçóç ôïõ Äéêáéþìáôïò Ðþëçóçò 2.
«Ðåñßïäïò Äéêáéþìáôïò Ðþëçóçò» íïåßôáé ïéáäÞðïôå åê ôçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 1, ôçò Ðñþôçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2 êáé ôçò Äåýôåñçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2.
«Ðåñßïäïò Äéêáéþìáôïò Ðþëçóçò 1» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«Ðñþôç Ðåñßïäïò Äéêáéþìáôïò Ðþëçóçò 2» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«Äåýôåñç Ðåñßïäïò Äéêáéþìáôïò Ðþëçóçò 2» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«Ìåôï÷Ýò Äéêáéþìáôïò Ðþëçóçò 2» Ý÷ïõí ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«Çìåñïìçíßá Äéêáéþìáôïò Ðþëçóçò 1» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.

«Çìåñïì çíßá Äéêáéþìáôïò Ðþëçóçò 2» Ý÷åé ôç í Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«Ôßìçìá Äéêáéþìáôïò Ðþëçóçò 1» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«Ôßìçìá Äéêáéþìáôïò Ðþëçóçò 2» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 6.
«Ó÷åôéêÜ Äéêáéþìáôá» íïïýíôáé Ýêáóôï êáé üëá ôá äéêáéþìáôá, ôá ïðïßá ðñïêýðôïõí áðü ôçí êõñéüôçôá ôùí ÐùëïõìÝíùí Ìåôï÷þí êáé ôùí Ìåôï÷þí ÄéêáéùìÜôùí Ðþëçóçò óýìöùíá ìå ôï åëëçíéêü äßêáéï êáé ôï Êáôáóôáôéêü.
«ËïéðÝò Ìåôï÷Ýò» íïåßôáé ï óõíïëéêüò áñéèìüò ôùí ÕöéóôáìÝíùí Ìåôï÷þí, ðïõ èá Ý÷åé óôçí êõñéüôçôÜ ôïõ ôï ÅÄ ìåôÜ ôçí Çìåñïìçíßá ÏëïêëÞñùóçò.
«Äéêáßùìá» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 17.
«Ðùëïýìåíåò Ìåôï÷Ýò» íïïýíôáé ïé 14.865.886 åê ôùí ÕöéóôáìÝíùí Ìåôï÷þí, ïé ïðïßåò áíÞêïõí êáôÜ êõñéüôçôá ôïõ ÅÄ êáé áíôéóôïé÷ïýí óå ðïóïóôü ðåñßðïõ 3,03% ôïõ ÕöéóôáìÝíïõ Êåöáëáßïõ êáé äéêáéùìÜôùí øÞöïõ ôïõ ÏÔÅ.
«Ëïãáñéáóìüò Áîéþí» íïåßôáé ï ëïãáñéáóìüò áîéþí, ôïí ïðïßï èá áíïßîåé ç ÁãïñÜóôñéá óôçí Å×ÁÅ.
«Ëïãáñéáóìüò ÐùëçôÞ» íïåßôáé ï ôñáðåæéêüò ëïãáñéáóìüò ìå IBAN GR73 0100 0230 0000 0000 2343 390, ï ïðïßïò ôçñåßôáé áðü ôïí ÐùëçôÞ óôçí ÔñÜðåæá ôïõ ÐùëçôÞ.
«ÔñÜðåæá ôïõ ÐùëçôÞ» íïåßôáé ç ÔñÜðåæá ôçò ÅëëÜäïò.
«×ñçìáôéóôÞò ôïõ ÐùëçôÞ» íïåßôáé ç ÅÐÅÕ (êáôÜ ôçí Ýííïéá ôïõ Íüìïõ 3606/2007), ðïõ èá ïñéóèåß áðü ôïí ÐùëçôÞ ãéá íá åêôåëÝóåé, äéáêáíïíßóåé êáé åêêáèáñßóåé ôç ÐñïóõìöùíçìÝíç ÓõíáëëáãÞ (ÐáêÝôï) ãéá ëïãáñéáóìü ôïõ ÐùëçôÞ, óôïé÷åßá ôçò ïðïßáò èá äïèïýí åããñÜöùò áðü ôï ÅÄ óôç DT äýï (2) ÅñãÜóéìåò ÇìÝñåò ðñéí áðü ôçí Çìåñïìçíßá ÏëïêëÞñùóçò.
«Äéáâåâáéþóåéò ÐùëçôÞ» íïïýíôáé ïé äéáâåâáéþóåéò ðïõ áíáöÝñïíôáé óôçí ÐáñÜãñáöï 7.1
«Çìåñïìçíßá Äéáêáíïíéóìïý» íïåßôáé ïéáäÞðïôå ÇìÝñá Ëåéôïõñãßáò ×ñçìáôéóôçñßïõ ìåôÜ ôçí Çìåñïìçíßá ÏëïêëÞñùóçò Ýùò êáé — êáô’ áíþôáôï üñéï — ôçí Ôñßôç ÇìÝñá Ëåéôïõñãßáò ×ñçìáôéóôçñßïõ ìåôÜ ôçí Çìåñïìçíßá ÏëïêëÞñùóçò.
«Óõìöùíßá Ìåôü÷ùí» íïåßôáé ç óõìöùíßá ìåôü÷ùí, ç ïðïßá óõíÜðôåôáé ìåôáîý ôùí Ìåñþí êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò.
«Êáôáóôáôéêü» íïåßôáé ôï êáôáóôáôéêü ôçò Åôáéñßáò, üðùò éó÷ýåé êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò êáé üðùò åêÜóôïôå èá éó÷ýåé.
«Öüñïé» íïïýíôáé êÜèå åßäïõò öüñïé, ôÝëç ÷áñôïóÞìïõ Þ Üëëá ôÝëç, äéêáéþìáôá, åéóöïñÝò Þ åðéâáñýíóåéò, ðïõ åðéâÜëëïíôáé, âåâáéþíïíôáé Þ ðñïóäéïñßæïíôáé óå âÜñïò ïéïõäÞðïôå ðñïóþðïõ óýìöùíá ìå ôï åëëçíéêü äßêáéï.
«ÓõíáëëáãÝò» íïïýíôáé ïé äéáëáìâáíüìåíåò óôçí ðáñïýóá Óýìâáóç óõíáëëáãÝò.
1.2 Åñìçíåßá
Óôçí ðáñïýóá Óýìâáóç, åêôüò áí ðñïêýðôåé äéáöïñåôéêÞ åñìçíåßá áðü ôá óõìöñáæüìåíá:
(á) ïðïéáäÞðïôå áíáöïñÜ óå ÐáñÜãñáöï Þ ¢ñèñï èá ãßíåôáé óôç ó÷åôéêÞ ÐáñÜãñáöï Þ ¢ñèñï ôçò ðáñïýóáò Óýìâáóçò,

(â) ïé ôßôëïé ôùí ¢ñèñùí Ý÷ïõí ôåèåß ãéá äéåõêüëõíóç êáé ìüíïí êáé äåí åðçñåÜæïõí ôçí åñ ìçíåßá ôçò ðáñïýóáò Óýìâáóçò,
(ã) ç ÷ñÞóç ôïõ åíéêïý óõìðåñéëáìâÜíåé ôïí ðëçèõíôéêü êáé áíôéóôñüöùò,
(ä) ç ÷ñÞóç ïðïéïõäÞðïôå ãÝíïõò ðåñéëáìâÜíåé êáé ôï Ýôåñï ãÝíïò,
(å) ïðïéáäÞðïôå áíáöïñÜ óå «ðñüóùðá» ðåñéëáìâÜíåé öõóéêÜ ðñüóùðá, åðé÷åéñÞóåéò/öïñ åßò(áíåîáñôÞôùò ôïõ áí Ý÷ïõí íïìéêÞ ðñïóùðéêüôçôá), ïñãáíéóìïýò, êõâåñíÞóåéò, êñáôéêïýò öïñåßò êáé ëïéðÜ ðáñüìïéá üñãáíá,
(óô) ïðïéáäÞðïôå áíáöïñÜ óå Íüìï íïåßôáé ùò áíáöïñÜ óå åëëçíéêü íüìï,
(æ) ïðïéáäÞðïôå áíáöïñÜ óå Íüìï, ïðïéïíäÞðïôå Üëëï íüìï, íïìïèÝôçìá, íïìïèåôéêÞ äéÜôáîç, êáíüíá Þ êáíïíéóìü, êáíïíéóôéêÞ äéÜôáîç Þ åîïõóéïäïôéêü íüìï («íïìïèåóßá») íïåßôáé ùò áíáöïñÜ ó’ áõôÞ ôç íïìïèåóßá, üðùò áõôÞ åêÜóôïôå ôñïðïðïéåßôáé êáé éó÷ýåé, êáèþò êáé óå ïðïéáäÞðïôå íïìïèåóßá åðáíáèåóðßæåé Þ êùäéêïðïéåß (ìå Þ ÷ùñßò ôñïðïðïéÞóåéò) áõôÞ ôç íïìïèåóßá.
¢ñèñï 2 Ðþëçóç êáé ÁãïñÜ ôùí ÐùëïõìÝíùí Ìåôï÷þí
2.1 Ï ÐùëçôÞò, óýìöùíá ìå ôïõò üñïõò êáé õðü ôéò ðñïûðïèÝóåéò ðïõ ðåñéëáìâÜíïíôáé óôçí ðá ñïýóá Óýìâáóç êáé âáóéæüìåíïò óôéò Äéáâåâáéþóåéò ôçò ÁãïñÜóôñéáò, ìå ôçí ðáñïýóá ðùëåß êáé óõìöùíåß íá ìåôáâéâÜóåé óôçí ÁãïñÜóôñéá êáé ç ÁãïñÜóôñéá, óýìöùíá ìå ôïõò üñïõò êáé õðü ôéò ðñïûðïèÝóåéò ðïõ ðåñéëáìâÜíïíôáé óôçí ðáñïýóá Óýìâáóç êáé âáóéæüìåíç óôéò Äéáâåâáéþóåéò ôïõ ÐùëçôÞ, ìå ôçí ðáñïýóá áãïñÜæåé êáé óõìöùíåß íá áðïêôÞóåé ôçí êõñéüôçôá ôùí ÐùëïõìÝíùí Ìåôï÷þí áðü ôïí ÐùëçôÞ, ïðùóäÞðïôå åëåýèåñåò êáé áðáëëáãìÝíåò áðü êÜèå ÂÜñïò êáé ðåñéëáìâÜíïõóåò üëá ôá Äéêáéþìáôá ðïõ áöïñïýí ôéò Ðùëïýìåíåò Ìåôï÷Ýò.
2.2 Ôá ÌÝñç óõìöùíïýí üôé ï ÐùëçôÞò èá ìåôáâéâÜóåé ôéò Ðùëïýìåíåò Ìåôï÷Ýò óôçí ÁãïñÜóôñé á êáôÜ ôçí Çìåñïìçíßá ÏëïêëÞñùóçò óýìöùíá ìå ôá ïñéæüìåíá óôçí ÐáñÜãñáöï 4.1.
¢ñèñï 3 Ôßìçìá Ðþëçóçò — 1/4ñïé ÐëçñùìÞò
3.1 Óå áíôÜëëáãìá ãéá ôçí ðþëçóç áðü ôïí ÐùëçôÞ ôùí ÐùëïõìÝíùí Ìåôï÷þí óôçí ÁãïñÜóôñéá, ç ÁãïñÜóôñéá èá êáôáâÜëåé ôï Ôßìçìá Ðþëçóçò óôïí ÐùëçôÞ ôïéò ìåôñçôïßò, óå ìßá äüóç êáé ìå êåöÜëáéá äéáèÝóéìá ôçí éäßá çìÝñá. Ðñïò ôï óêïðü áõôü, ç ÁãïñÜóôñéá èá ìåñéìíÞóåé ïýôùò þóôå ôï Ôßìçìá Ðþëçóçò íá ðéóôùèåß ìÝóù ôïõ ×ñçìáôéóôÞ ôçò ÁãïñÜóôñéáò óôï Ëïãáñéáóìü ôïõ ÐùëçôÞ êáôÜ ôçí Çìåñïìçíßá Äéáêáíïíéóìïý óýìöùíá ìå ôá ïñéæüìåíá óôï ¢ñèñï 5.
3.2 Ôá ÌÝñç óõìöùíïýí üôé ôá ìåñßóìáôá, ðïõ áíáëïãïýí óôéò Ðùëïýìåíåò Ìåôï÷Ýò ãéá ôçí åôáéñéêÞ÷ñÞóç ôçò Åôáéñßáò, ç ïðïßá Ýëçîå óôéò 31 Äåêåìâñßïõ 2007, ôá ïðïßá èá åßíáé êáôáâëçôÝá åíôüò ôïõ 2008, èá åßíáé ðñïò üöåëïò ôïõ ÐùëçôÞ, áêüìá êáé åÜí ç çìåñïìçíßá, êáôÜ ôçí ïðïßá èá êáèïñéóèïýí ïé ìÝôï÷ïé ôïõ ÏÔÅ, ðïõ äéêáéïýíôáé íá ëÜâïõí ôï åí ëüãù ìÝñéóìá, åðÝëèåé ìåôÜ ôçí

Çìåñïìçíßá ÏëïêëÞñùóçò, êáé ç ÁãïñÜóôñéá ìå ôçí ðáñïýóá åê÷ùñåß óôïí ÐùëçôÞ ôï äéêáßù ìá íá åéóðñÜîåé åêåßíïò ôï åí ëüãù ìÝñéóìá áðü ôïí ÏÔÅ. Óå ðåñßðôùóç, êáôÜ ôçí ïðïßá ãéá ïðïéïäÞðïôå ëüãï åéóðñÜîåé ç ÁãïñÜóôñéá áíôß ôïõ ÐùëçôÞ ôï åí ëüãù ìÝñéóìá, ç ÁãïñÜóôñéá èá õðï÷ñåïýôáé íá ôï êáôáâÜëåé óôïí ÐùëçôÞ, ìåñéìíþíôáò ïýôùò þóôå ôï ó÷åôéêü ðïóü íá êáôáâëçèåß óôï Ëïãáñéáóìü ôïõ ÐùëçôÞ Þ áêïëïõèþíôáò ôéò Ýããñáöåò ïäçãßåò ï ÐùëçôÞò.
¢ñèñï 4 ÏëïêëÞñùóç
4.1 Ôá ÌÝñç óõìöùíïýí üôé ç ÏëïêëÞñùóç èá ëÜâåé ÷þñá ôï áñãüôåñï ôçí çìåñïìçíßá (ç «Çìåñïìçíßá ÏëïêëÞñùóçò»), ç ïðïßá èá åðÝëèåé ðÝíôå (5) ÅñãÜóéìåò ÇìÝñåò ìåôÜ ôçí çìåñïìçíßá, êáôÜ ôçí ïðïßá ïé áêüëïõèåò ÐñïûðïèÝóåéò èá Ý÷ïõí åêðëçñùèåß êáôÜ ôñüðï åýëïãá éêáíïðïéçôéêü ãéá ôá ÌÝñç:
(á) ç ÁãïñÜóôñéá èá Ý÷åé áðïêôÞóåé ôéò Ðñüóèåôåò Ìåôï÷Ýò, êáé
(â) ç ðáñïýóá Óýìâáóç êáèþò êáé ç Óõìöùíßá Ìåôü÷ùí èá Ý÷ïõí åðéêõñùèåß áðü ôç ÂïõëÞ ôùí ÅëëÞíùí, óýìöùíá ìå ôá äéáëáìâáíüìåíá óôçí ðáñÜãñáöï 18.1.1 ôçò Óõìöùíßáò Ìåôü÷ùí, êáé ïé ñõèìéóôéêïý ÷áñáêôÞñá áðáéôÞóåéò ðïõ ðñïâëÝðïíôáé óôéò ðáñáãñÜöïõò 18.1.2 êáé 18.1.3 ôçò Óõìöùíßáò Ìåôü÷ùí èá Ý÷ïõí åêðëçñùèåß.
4.2 Ôá ÌÝñç èá óõíåñãáóôïýí ðñïêåéìÝíïõ íá åîáóöáëßóïõí ôçí ðëÞñùóç üëùí ôùí ÐñïûðïèÝóå ùí, íïïõìÝíïõ, ùóôüóï, üôé ç ÁãïñÜóôñéá èá Ý÷åé ôï ðñþôéóôï êáèÞêïí íá áðïêôÞóåé ôéò Ðñüóèåôåò Ìåôï÷Ýò ìå äáðÜíåò êáé ÝîïäÜ ôçò êáé íá ëÜâåé ïéáäÞðïôå Óõíáßíåóç áðáéôåßôáé ãéá ôçí áðüêôçóç ô ïóõíôïìüôåñï äõíáôü ìåôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò Óýìâáóçò êáé åíôüò ôùí ðñïèåóìéþí ðïõ ðñïâëÝðïíôáé áðü ôç ó÷åôéêÞ íïìïèåóßá.
4.3 ÊÜèå ÌÝñïò èá êáôáâÜëåé êÜèå åýëïãç ðñïóðÜèåéá, — óôï âáèìü ðïõ áõôü åìðßðôåé óôï ðåäßï ôùí åîïõóéþí ôïõ — ðñïêåéìÝíïõ íá ðëçñùèïýí ïé ÐñïûðïèÝóåéò, ãéá ôéò ïðïßåò öÝñåé ôï ó÷åôéêü êáèÞêïí, ôï óõíôïìüôåñï äõíáôü ìåôÜ ôçí õðïãñáöÞ ôçò ðáñïýóáò Óýìâáóçò. Ç ÁãïñÜóôñéá äåóìåýåôá é íá áðïêôÞóåé ôéò Ðñüóèåôåò Ìåôï÷Ýò 2 ïéáäÞðïôå ÷ñïíéêÞ óôéãìÞ ìåôÜ ôçí êýñùóç ôçò ðáñïýóáò Óýìâá óçòêáé ôçò Óõìöùíßáò Ìåôü÷ùí ìå íüìï áðü ôç ÂïõëÞ ôùí ÅëëÞíùí. ÊÜèå ÌÝñïò èá åíçìåñþíåé ôï Üëëï ÌÝñïò ôï óõíôïìüôåñï äõíáôü, ìüëéò ëÜâåé ãíþóç üôé ïéáäÞðïôå Ðñïûðüèåóç ðëçñþèçêå, êáé ôï Üëëï ÌÝñïò èá áíáöÝñåé åããñÜöùò åíôüò ðÝíôå (5) Åñãáóßìùí Çìåñþí, åÜí Ý÷åé ïéáäÞðïôå äéáöùíßá ó÷åôéêÜ ìå ôï åÜí ç åí ëüãù Ðñïûðüèåóç Ý÷åé ðñÜãìáôé ðëçñùèåß.
4.4 ÅÜí, ðáñÜ ôéò åýëïãåò ðñïóðÜèåéåò ôùí Ìåñþí, ç ÁãïñÜóôñéá äåí Ý÷åé áðïêôÞóåé ôéò Ðñüóèåôåò Ìåôï÷Ýò 1 Ýùò ôéò 30 ÌáÀïõ 2008, ç ðáñïýóá Óýìâáóç èá ëÞîåé áõôïäéêáßùò êáé êáíÝíá ÌÝñïò äåí èá Ý÷åé ïéáäÞðïôå õðï÷ñÝùóç Þ åõèýíç Ýíáíôé ôïõ Üëëïõ ÌÝñïõò, åîáéñïõìÝíçò ïéáóäÞðïôå åõèýíçò , ç ïðïßá êáôÜ ôï ÷ñüíï ôçò ëÞîçò Ý÷åé Þäç ãåííçèåß Ýíáíôé ôïõ Üëëïõ ÌÝñïõò ðñïóþðïõ Þ ç ïðïßá åíäÝ÷åôáé íá ðñïêýøåé åê ôùí õóôÝñùí óå ó÷Ýóç ìå ïéáäÞðïôå ðñÜîç Þ ðáñÜëåéøç ðñéí áðü ôçí åí ëüãù ëÞîç.
¢ñèñï 5 ÊáôáâïëÞ ÔéìÞìáôïò êáé ÐáñÜäïóç
5.1 Ôá ÌÝñç óõìöùíïýí üôé êáôÜ ôçí Çìåñïìçíßá ÏëïêëÞñùóçò, êáé åéäéêüôåñá ðñéí áðü ôçí Ýíá ñîç ôçò óõíåäñßáóçò óôï ×Á ôçò çìÝñáò åêåßíçò, õðü ôçí

ðñïûðüèåóç üôé ç åí ëüãù çìÝñá åßíáé ÇìÝñá Ëåéôïõñãßáò ×ñçìáôéóôçñßïõ:
(á) ï ÐùëçôÞò èá äþóåé áíÝêêëçôç åíôïëÞ åããñÜöùò óôï ×ñçìáôéóôÞ ôïõ ÐùëçôÞ íá ðùëÞóåé óôçí ÁãïñÜóôñéá ôéò Ðùëïýìåíåò Ìåôï÷Ýò óôçí ÔéìÞ áíÜ Ìåôï÷Þ ìÝóù ÐñïóõìöùíçìÝíçò ÓõíáëëáãÞò (ÐáêÝôïõ), Ýíáíôé ðñïóÞêïõóáò åêðëÞñùóçò áðü ôçí ÁãïñÜóôñéá ôùí õðï÷ñåþóåþí ôçò óýìöùíá ìå ôçí õðïðáñÜãñáöï (â) êáôùôÝñù, üðùò áðáéôåßôáé óýìöùíá ìå ôïí Êáíïíéóìü ×Á,
(â) ç ÁãïñÜóôñéá èá äþóåé áíÝêêëçôç åíôïëÞ åããñÜöùò:
(i) óôï ×ñçìáôéóôÞ ôçò ÁãïñÜóôñéáò íá áãïñÜóåé áðü ôïí ÐùëçôÞ ôéò Ðùëïýìåíåò Ìåôï÷Ýò óôçí ÔéìÞ áíÜ Ìåôï÷Þ ìÝóù ÐñïóõìöùíçìÝíçò ÓõíáëëáãÞò (ÐáêÝôïõ), êáé
(ii) óôçí ÔñÜðåæá ôçò ÁãïñÜóôñéáò íá èÝóåé óôç äéÜèåóç ôïõ ×ñçìáôéóôÞ ôïõ ÐùëçôÞ ôá êåöÜëáéá ðïõ áíôéóôïé÷ïýí óôï Ôßìçìá Ðþëçóçò ãéá íá ðéóôùèïýí ôá åí ëüãù êåöÜëáéá óôï Ëïãáñéáóìü ôïõ ÐùëçôÞ óýìöùíá ìå ôá ïñéæüìåíá óôï ¢ñèñï 3,
(ã) ï ÐùëçôÞò èá äþóåé áíÝêêëçôç åíôïëÞ åããñÜöùò óôï ×ñçìáôéóôÞ ôïõ ÐùëçôÞ êáé ç ÁãïñÜóô ñéá èá äþóåé áíÝêêëçôç åíôïëÞ åããñÜöùò óôï ×ñçìáôéóôÞ ôçò ÁãïñÜóôñéáò íá åêêáèáñßóåé êáé äéáêáíïíßóåé ôç ÐñïóõìöùíçìÝíç ÓõíáëëáãÞ (ÐáêÝôï) êáôÜ ôçí Çìåñïìçíßá Äéáêáíïíéóìïý, óýìöùíá ìå ôïí Êáíïíéóìü ÅêêáèÜñéóçò .
5.2 Ôá ÌÝñç óõìöùíïýí üôé:
(á) ç ðßóôùóç ôïõ ÔéìÞìáôïò Ðþëçóçò óôï Ëïãáñéáóìü ôïõ ÐùëçôÞ áöáéñïõìÝíùí ïéùíäÞðïôå Öüñùí, áìïéâþí, ôåëþí êáé åðéâáñýíóåùí, ðïõ ôõ÷üí ïöåßëïíôáé áðü ôïí ÐùëçôÞ ãéá ôçí ðþëçóç ôùí ÐùëïõìÝíùí Ìåôï÷þí èá áðïôåëåß ðëÞñç áðüäåéîç ãéá ôçí åêðëÞñùóç ôçò õðï÷ñÝùóçò ôçò ÁãïñÜóôñéáò íá êáôáâÜëåé ôï Ôßìçìá Ðþëçóçò, êáé
(â) ç êáôá÷þñçóç ôùí ÐùëïõìÝíùí Ìåôï÷þí óôï Ëïãáñéáóìü Áîéþí èá áðïôåëåß ðëÞñç áðüäåéîç ãéá ôçí åêðëÞñùóç ôçò õðï÷ñÝùóçò ôïõ ÐùëçôÞ íá ìåôáâéâÜóåé ôçí êõñéüôçôá åðß ôùí ÐùëïõìÝíùí Ìåôï÷þí óôçí ÁãïñÜóôñéá.
5.3 Ôá ÌÝñç èá óõíåñãáóôïýí êáôÜ ôçí åêôÝëåóç, åêêáèÜñéóç êáé äéáêáíïíéóìü ôçò Ðñïóõìöù íçìÝíçò ÓõíáëëáãÞò (ÐáêÝôïõ) äßäïíôáò ôéò áðáéôïýìåíåò ïäçãßåò óôï ×ñçìáôéóôÞ ôïõ ÐùëçôÞ êáé óôï ×ñçìá ôéóôÞ ôçò ÁãïñÜóôñéáò, êáôÜ ðåñßðôùóç, êáé áíáëáìâÜíïõí íá åðéêïéíùíïýí ìåôáîý ôïõò óýìöùíá ìå ôçí áñ÷Þôçò êáëÞò ðßóôçò.
5.4 ÊÜèå ÌÝñïò èá äéåíåñãÞóåé Þ èá ìåñéìíÞóåé ðñïêåéìÝíïõ íá äéåíåñãçèïýí üëåò ïé ðñÜîå éò êáé èá õðïãñÜøåé Þ èá öñïíôßóåé íá õðïãñáöïýí üëá ôá Ýããñáöá ðïõ áðáéôïýíôáé ðñïêåéìÝíïõ íá ïëïêëçñ ùèåß ç ÐñïóõìöùíçìÝíç ÓõíáëëáãÞ (ÐáêÝôï).
¢ñèñï 6 Äéêáßùìá Ðþëçóçò
6.1 Ç DT ìå ôçí ðáñïýóá ðáñÝ÷åé óôï ÅÄ ôï äéêáßùìá íá æçôÞóåé áðü ôç DT íá áãïñÜóåé áðü ôï ÅÄ Ìåôï÷Ýò ÏÔÅ (ôï «Äéêáßùìá Ðþëçóçò 1»), ðïõ áíôéóôïé÷ïýí óå ðïóïóôü ðÝíôå ôïéò åêáôü (5%) ôùí åí ëüãù ìåôï÷þí (ïé «Ìåôï÷Ýò Äéêáéþìáôïò

Ðþëçóçò 1») óå ôéìÞ åßêïóé åðôÜ Åõñþ êáé ðåíÞíôá ëåðôþí (#eu# 27,50) áíÜ Ìåôï÷Þ ÏÔÅ (ç «ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 1»). Ôï Äéêáßùìá Ðþëçóçò 1 èá äýíáôáé íá áóêçèåß åí üëù Þ åí ìÝñåé:
(á) ãéá ðåñßïäï, ç ïðïßá áñ÷ßæåé óôéò 31 Ïêôùâñßïõ 2008 (åöüóïí ç Çìåñïìçíßá ÏëïêëÞñùóçò Ý÷åé åðÝëèåé Ýùò ôçí çìåñïìçíßá åêåßíç) Þ áðü ôçí Çìåñïìçíßá ÏëïêëÞñùóçò (åöüóïí åðÝëèåé ìåôÜ ôçí 1ç Ïêôùâñßïõ 2008) êáé ç ïðïßá ëÞãåé Ýíá (1) Ýôïò ìåôÜ ôçí ÏëïêëÞñùóç (ç «Ðåñßïäïò Äéêáéþìáôïò Ðþëçóçò 1»),
(â) ìÝóù áíÝêêëçôçò Åéäïðïßçóçò ôïõ ÅÄ ðñïò ôç DT ó÷åôéêÜ ìå ôçí ðñüèåóç Üóêçóçò ôïõ Äéêáéþìáôïò Ðþëçóçò 1 (ç «Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 1»), üðïõ èá áíáöÝñåôáé ï áêñéâÞò áñéèìüò ôùí Ìåôï÷þí Äéêáéþìáôïò Ðþëçóçò 1 êáé ç çìåñïìçíßá ìåôáâßâáóÞò ôïõò, ç ïðïßá èá åßíáé ç äÝêáôç ðÝìðôç (15ç) ÅñãÜóéìç ÇìÝñá áðü ôçí çìåñïìçíßá ôçò Áíáããåëßáò ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 1 (ç «Çìåñïìçíßá Äéêáéþìáôïò Ðþëçóçò 1»), êáé
(ã) óôçí ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 1. Íïåßôáé üôé ç ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 1 äåí èá ìåéùèåß åÜí ôá ìåñßóìáôá ðïõ èá äéáíåìçèïýí áðü ôçí Åôáéñßá ãéá ôçí åôáéñéêÞ ÷ñÞóç ðïõ Ýëçîå óôéò 31 Äåêåìâñßïõ 2007 Þ ãéá åêåßíç ðïõ èá ëÞîåé óôéò 31 Äåêåìâñßïõ 2008, Þ ïðïéáäÞðïôå ðñï-ìåñßóìáôá Þ ïéáóäÞðïôå ìïñöÞò ÷ñçìáôéêÝò äéáíïìÝò óôïõò ìåôü÷ïõò, ïé ïðïßåò èá áíáêïéíùèïýí Þ èá äéåíåñãçèïýí áðü ôçí Åôáéñßá ãéá ôçí ôñÝ÷ïõóá åôáéñéêÞ ÷ñÞóç, óå êÜèå ðåñßðôùóç ðïõ áíáëïãïýí óôéò Ìåôï÷Ýò Äéêáéþìáôïò Ðþëçóçò 1, Ý÷ïõí áðïêïðåß Þ êáôáâëçèåß óôïí ÐùëçôÞ êáôÜ Þ ðñéí ôçí Çìåñïìçíßá Äéêáéþìáôïò Ðþëçóçò 1.
6.2 Ç DT ìå ôçí ðáñïýóá ðáñÝ÷åé óôï ÅÄ ôï äéêáßùìá íá æçôÞóåé áðü ôç DT íá áãïñÜóåé áðü ôï ÅÄ Ìåôï÷Ýò ÏÔÅ (ôï «Äéêáßùìá Ðþëçóçò 2»), ðïõ áíôéóôïé÷ïýí óå ðïóïóôü äÝêá ôïéò åêáôü (10%) ôùí åí ëüãù ìåôï÷þí ðëÝïí ïéïõäÞðïôå ìÝñïõò ôùí Ìåôï÷þí Äéêáéþìáôïò Ðþëçóçò 1, ðïõ äåí ðùëÞèçêáí áðü ôïí ÐùëçôÞ êáôÜ ôç äéÜñêåéá ôçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 1 (áðü êïéíïý ïé «Ìåôï÷Ýò Äéêáéþìáôïò Ðþëçóçò 2»). Ôï Äéêáßùìá Ðþëçóçò 2 èá äýíáôáé íá áóêçèåß åí üëù Þ åí ìÝñåé ìßá Þ ðåñéóóüôåñåò öïñÝò åíôüò ÷ñïíéêÞò ðåñéüäïõ, ç ïðïßá áñ÷ßæåé Ýíá (1) Ýôïò áðü ôçí ÏëïêëÞñùóç êáé ëÞãåé óôéò 31 Äåêåìâñßïõ 2011 ùò åîÞò:
(á) óå ôéìÞ áíÜ Ìåôï÷Þ Äéêáéþìáôïò Ðþëçóçò 2 (ç «ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 2»), ç ïðïßá éóïýôáé ìå ôï Üèñïéóìá (i) ôçò ìÝóçò óôáèìéóìÝíçò ÷ñçìáôéóôçñéáêÞò ôéìÞò ôùí Ìåôï÷þí ÏÔÅ óôï ×Á (volume weighted average market price) (ç «ÌÓ×Ô») êáôÜ ôç äéÜñêåéá ôùí ôåëåõôáßùí 20 çìåñþí äéáðñáãìÜôåõóçò ðñéí ôçí Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2 êáé (ii) õðåñôéìÞìáôïò (premium) (Á) åßêïóé ôïéò åêáôü (20%), åöüóïí ç Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2 óôáëåß ïðïôåäÞðïôå åíôüò ôçò ðåñéüäïõ, ç ïðïßá áñ÷ßæåé Ýíá (1) Ýôïò áðü ôçí ÏëïêëÞñùóç êáé ëÞãåé äýï (2) Ýôç ìåôÜ ôçí ÏëïêëÞñùóç (ç «Ðñþôç Ðåñßïäïò Äéêáéþìáôïò Ðþëçóçò 2») êáé (Â) äÝêá ðÝíôå ôïéò åêáôü (15%), åöüóïí ç Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2 óôáëåß êáè’ ïéáíäÞðïôå ÷ñïíéêÞ óôéãìÞ ìåôÜ ôç ëÞîç ôçò Ðñþôçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2 Ýùò êáé ôçí 31ç Äåêåìâñßïõ 2011 (ç «Äåýôåñç Ðåñßïäïò Äéêáéþìáôïò Ðþëçóçò 2») êáé
(â) ìÝóù áíÝêêëçôçò Åéäïðïßçóçò ôïõ ÅÄ ðñïò ôç DT ó÷åôéêÜ ìå ôçí ðñüèåóç Üóêçóçò ôïõ Äéêáéþìáôïò Ðþëçóçò 2 (ç «Áíáããåëßá ¢óêçóçò

Äéêáéþìáôïò Ðþëçóçò 2»), üðïõ èá áíáöÝñåôáé ï áêñéâÞò áñéèìüò ôùí Ìåôï÷þí Äéêáéþìáôïò Ðþëçóçò 2 êáé ç çìåñïìçíßá ìåôáâßâáóÞò ôïõò, ç ïðïßá èá åßíáé ç ôñßôç (3ç) ÅñãÜóéìç ÇìÝñá ìåôÜ ôçí ðáñÝëåõóç åíüò ìçíüò áðü ôç ëÞøç áðü ôç DT ôçò Áíáããåëßáò ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2 (êÜèå ìßá åî áõôþí ç «Çìåñïìçíßá Äéêáéþìáôïò Ðþëçóçò 2»)
íïïõìÝíïõ üôé
(i) “ðñïóõìöùíçìÝíåò óõíáëëáãÝò (ðáêÝôá)” (üðùò ïñßæïíôáé óôá Üñèñá 100 åð. ôïõ Êáíïíéóìïý ×Á) äåí èá ëáìâÜíïíôáé õðüøç ãéá ôïí õðïëïãéóìü ôçò ÌÓ×Ô êáé
(ii) ãéá ôïí õðïëïãéóìü ôçò ÌÓ×Ô, åÜí ç Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò Ý÷åé äïèåß åíôüò åßêïóé (20) çìåñþí äéáðñáãìÜôåõóçò áðü ôçí áðïêïðÞ ìåñßóìáôïò áðü ôïí ÏÔÅ ìå óõíÝðåéá ïé Ìåôï÷Ýò ÏÔÅ êáôÜ ôçí ðáñïýóá äéáäéêáóßá íá áðïôåëïýí áíôéêåßìåíï äéáðñáãìÜôåõóçò ÷ùñßò äéêáßùìá óôï ìÝñéóìá, ãéá ôï óêïðü õðïëïãéóìïý ôïõ ìÝóïõ üñïõ èá äéåíåñãçèïýí ïé áêüëïõèåò áíáðñïóáñìïãÝò ùò ðñïò ôéò ôéìÝò ôùí Ìåôï÷þí ÏÔÅ ðñéí ôïí õðïëïãéóìü ôçò ÔéìÞò Äéêáéþìáôïò Ðþëçóçò 2 óýìöùíá ìå ôçí ÐáñÜãñáöï 6.2 (á):
(A) Óå ðåñßðôùóç êáôÜ ôçí ïðïßá ïé Ìåôï÷Ýò ÏÔÅ áðïôÝëåóáí áíôéêåßìåíï äéáðñáãìÜôåõóçò ìå äéêáßùìá óôï ìÝñéóìá ãéá äÝêá (10) çìÝñåò äéáðñáãìÜôåõóçò Þ ãéá ðåñéóóüôåñï áðü äÝêá (10) çìÝñåò åíôüò ôçò ðåñéüäïõ ôçò ÌÓ×Ô ôùí åßêïóé (20) çìåñþí, ïé ôéìÝò ôùí Ìåôï÷þí ÏÔÅ ãéá ôéò çìÝñåò, üðïõ áõôÝò Þôáí áíôéêåßìåíï äéáðñáãìÜôåõóçò ÷ùñßò äéêáßùìá óôï ìÝñéóìá, èá áõîÜíïíôáé êáôÜ ôï ðïóü ôïõ ìåñßóìáôïò ãéá ôï óêïðü õðïëïãéóìïý ôçò ÌÓ×Ô. Ç áíáöåñüìåíç óôçí ÐáñÜãñáöï 6.2 (á) ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 2 èá ðñïêýðôåé ùò ôï Üèñïéóìá ôçò ÌÓ×Ô êáé ôïõ ó÷åôéêïý õðåñôéìÞìáôïò (premium) óýìöùíá ìå ôçí áíùôÝñù ÐáñÜãñáöï 6.2 (á) ìåßïí ôï ðïóü ôïõ åéóðñá÷èÝíôïò áíÜ ìåôï÷Þ ìåñßóìáôïò.
(B) Óå ðåñßðôùóç êáôÜ ôçí ïðïßá ïé Ìåôï÷Ýò ÏÔÅ áðïôÝëåóáí áíôéêåßìåíï äéáðñáãìÜôåõóçò ÷ùñßò äéêáßùìá óôï ìÝñéóìá ãéá ðåñéóóüôåñï ãéá äÝêá (10) çìÝñåò äéáðñáãìÜôåõóçò åíôüò ôçò ðåñéüäïõ ÌÓ×Ô ôùí åßêïóé (20) çìåñþí, ïé ôéìÝò ôùí Ìåôï÷þí ÏÔÅ ãéá ôéò çìÝñåò, üðïõ áõôÝò Þôáí áíôéêåßìåíï äéáðñáãìÜôåõóçò ìå ôï äéêáßùìá óôï ìÝñéóìá, èá ìåéþíïíôáé êáôÜ ôï ðïóü ôïõ ìåñßóìáôïò ãéá ôï óêïðü õðïëïãéóìïý ôçò ÌÓ×Ô. Ç áíáöåñüìåíç óôçí ÐáñÜãñáöï 6.2 (á) ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 2 èá ðñïêýðôåé ùò ôï Üèñïéóìá ôçò ÌÓ×Ô êáé ôïõ ó÷åôéêïý õðåñôéìÞìáôïò (premium) óýìöùíá ìå ôçí áíùôÝñù ÐáñÜãñáöï 6.2 (á).
6.3 Ôá ÌÝñç óõìöùíïýí üôé:
(á) ç ëÞøç áðü ôç DT Áíáããåëßáò ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò ðïõ áðïóôÝëëåôáé áðü ôï ÅÄ èá õðï÷ñåþíåé ôçí ðñþôç íá áãïñÜóåé êáé ôï äåýôåñï íá ðùëÞóåé ôéò ó÷åôéêÝò Ìåôï÷Ýò Äéêáéþìáôïò Ðþëçóçò óôç ó÷åôéêÞ ÔéìÞ Äéêáéþìáôïò Ðþëçóçò êáé
(â) ãéá ôç ìåôáâßâáóç ïéùíäÞðïôå Ìåôï÷þí Äéêáéþìáôïò Ðþëçóçò óôçí DT áðü ôï ÅÄ èá áðáéôåßôáé ç óýíáøç îå÷ùñéóôÞò Ýããñáöçò óõìöùíßáò, ïõóéùäþò õðü ôç ìïñöÞ ôçò ðáñïýóáò Óýìâáóçò ìå ôéò ðñïóáñìïãÝò, ôéò ïðïßåò ôá ÌÝñç èá êñßíïõí áíáãêáßåò åí üøåé ôùí

éó÷õïõóþí óõíèçêþí.
6.4 ÅÜí, êáè’ ïéáíäÞðïôå óôéãìÞ êáôÜ ôç äéÜñêåéá ôçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 1, ôçò Ðñþôçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2 Þ ôçò Äåýôåñçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2 åðÝëèåé Ãåãïíüò Áðüöáóçò 35 ìå óõíÝðåéá ôçí ðñïóáñìïãÞ ôçò ÷ñçìáôéóôçñéáêÞò ôéìÞò ôùí Ìåôï÷þí ÏÔÅ óýìöùíá ìå ôçí Áðüöáóç 35, ôá ÌÝñç óõìöùíïýí üôé ç åí ëüãù ðñïóáñìïãÞ èá ëçöèåß õðüøç ãéá ôïí õðïëïãéóìü ôçò ÔéìÞò Äéêáéþìáôïò Ðþëçóçò 1 Þ ôçò ÔéìÞò Äéêáéþìáôïò Ðþëçóçò 2, áíáëüãùò ôçí ðåñßðôùóç.
6.5 ÅÜí, óå ïéáäÞðïôå ðåñßðôùóç äåí õößóôáôáé ÷ñçìáôéóôçñéáêÞ ôéìÞ ãéá ôïí ÏÔÅ ãéá ïðïéïäÞðïôå ëüãï ãéá ðåñéóóüôåñï áðü ðÝíôå (5) ÅñãÜóéìåò ÇìÝñåò êáé óõíåðþò ç ôéìÞ ðïõ ÷ñçóéìïðïéåßôáé ùò âÜóç õðïëïãéóìïý ãéá ôï Äéêáßùìá Ðþëçóçò 2 äåí äýíáôáé íá õðïëïãéóèåß, ôüôå êÜèå ÌÝñïò èá ïñßóåé ìßá äéåèíþò áíáãíùñéóìÝíç åðåíäõôéêÞ ôñÜðåæá ðñïêåéìÝíïõ íá äéåíåñãÞóåé áðïôßìçóç ôùí Ìåôï÷þí ÏÔÅ êáôÜ ôç ÷ñïíéêÞ åêåßíç óôéãìÞ. ÅÜí õößóôáôáé áðüêëéóç ìéêñüôåñç ôïõ 15% ìåôáîý ôùí áðïôìÞóåùí ôùí Ìåñþí, óýìöùíá ìå ôá ðñïáíáöåñüìåíá, ôüôå (i) ï ìÝóïò üñïò ìåôáîý ôùí äýï áðïôéìÞóåùí ðëÝïí õðåñôéìÞìáôïò (premium) 20% èá èåùñçèåß ùò ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 2, åöüóïí ç Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2 åóôÜëç êáôÜ ôç äéÜñêåéá ôçò Ðñþôçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2 Þ (ii) ï ìÝóïò üñïò ìåôáîý ôùí äýï áðïôéìÞóåùí ðëÝïí õðåñôéìÞìáôïò (premium) 15% èá èåùñçèåß ùò ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 2, åöüóïí ç Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2 åóôÜëç êáôÜ ôç äéÜñêåéá ôçò Äåýôåñç Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2. Åöüóïí ìåôáîý ôùí áðïôéìÞóåùí ôùí Ìåñþí, üðùò ðñïáíáöÝñåôáé, õößóôáôáé áðüêëéóç 15% Þ ìåãáëýôåñç, ôá ÌÝñç óõìöùíïýí üôé èá äéïñßóïõí ôñßôç äéåèíþò áíáãíùñéóìÝíç åðåíäõôéêÞ ôñÜðåæá, ç ïðïßá èá ðáñÜó÷åé áðïôßìçóç ôùí Ìåôï÷þí ÏÔÅ. ÅÜí ôá ÌÝñç áðïôý÷ïõí íá óõìöùíÞóïõí ùò ðñïò ôçí åðåíäõôéêÞ ôñÜðåæá, ðïõ èá äéïñéóèåß, ôá ÌÝñç èá ðáñáðÝìøïõí ôç äéáöïñÜ óôï äéáéôçôéêü äéêáóôÞñéï ôçò Ãåíåýçò êáé óõìöùíïýí íá äå÷èïýí ôï äéïñéóìü áðü áõôü ôñÜðåæáò ìåôáîý ôùí äéåèíþí åðåíäõôéêþí ôñáðåæþí, ç ïðïßá äåí èá Ý÷åé óýãêñïõóç óõìöåñüíôùí ìå êáíÝíá áðü ôá ÌÝñç. Ç ÔéìÞ Äéêáéþìáôïò Ðþëçóçò 2 èá åßíáé ï ìÝóïò üñïò ìåôáîý ôçò áðïôßìçóçò ôçò ôñßôçò åðåíäõôéêÞò ôñÜðåæáò êáé áðïôßìçóçò ôçò áñ÷éê Þò åðåíäõôéêÞò ôñÜðåæáò, ç ïðïßá Þôáí ðéï êïíôÜ óôçí áðïôßìçóç ôçò ôñßôçò åðåíäõôéêÞò ôñÜðåæáò ðëÝïí (i) õðåñôéìÞìáôïò (premium) 20%, åöüóïí ç Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2 åóôÜëç åíôüò ôçò Ðñþôçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2 Þ (ii) õðåñôéìÞìáôïò (premium) 15%, åöüóïí ç Áíáããåëßá ¢óêçóçò Äéêáéþìáôïò Ðþëçóçò 2 åóôÜëç åíôüò ôçò Äåýôåñçò Ðåñéüäïõ Äéêáéþìáôïò Ðþëçóçò 2.
¢ñèñï 7 Äéáâåâáéþóåéò
7.1 Ôï ÅÄ ìå ôçí ðáñïýóá ðáñÝ÷åé ðñïò ôçí DT ôéò åîÞò äéáâåâáéþóåéò:
(á) Ôï ÅÄ åßíáé ï ìüíïò êáé áäéáìöéóâÞôçôïò êýñéïò êáé êÜôï÷ïò ôùí ÐùëïõìÝíùí Ìåôï÷þí êáé Ý÷åé ôï íüìéìï äéêáßùìá êáé åîïõóßá íá ðùëÞóåé êáé ìåôáâéâÜóåé ôéò Ðùëïýìåíåò Ìåôï÷Ýò êáé, êáôüðéí ìåôáâßâáóçò ôùí ÐùëïõìÝíùí Ìåôï÷þí óôç DT óýìöùíá ìå ôçí ðáñïýóá Óýìâáóç, ôï ðëÞñåò äéêáßùìá êõñéüôçôáò åð’ áõôþí èá ðåñéÝëèåé óôç DT, åëåýèåñï êáé áðáëëáãìÝíï áðü êÜèå ÂÜñïò.
(â) Ïé Ðùëïýìåíåò Ìåôï÷Ýò:
(i) Ý÷ïõí åêäïèåß êáé åßíáé ðëÞñùò åîïöëçìÝíåò,

(ii) áíôéóôïé÷ïýí óå ðïóïóôü ü÷é ìéêñüôåñï ôïõ 3,03% ôùí äéêáéùìÜôùí øÞöïõ óôçí Åôáéñßá, êáé
(iii) õößóôáíôáé óå Üõëç ìïñöÞ, åßíáé åéóçãìÝíåò êáé áðïôåëïýí áíôéêåßìåíï äéáðñáãìÜôåõóçò óôçí «Êáôçãïñßá ÌåãÜëçò Êåöáëáéïðïßçóçò» ôçò «ÁãïñÜò Áîéþí» ôïõ ×Á.
(ã) Ôá Ó÷åôéêÜ Äéêáéþìáôá, ðïõ áðïññÝïõí áðü ôéò Ðùëïýìåíåò Ìåôï÷Ýò åßíáé åëåýèåñá êáé áðáëëáãìÝíá áðü ïéïäÞðïôå ÂÜñïò.
(ä) Ç êáôÜñôéóç ôçò ðáñïýóáò Óýìâáóçò áðü ôï ÅÄ êáé ç åêðëÞñùóç ôùí õðï÷ñåþóåþí ôïõ âÜóåé áõôÞò, êáèþò êáé üëá ôá Ýããñáöá, ôá ïðïßá Ý÷ïõí õðïãñáöåß Þ èá õðïãñáöïýí äõíÜìåé áõôÞ, êáèþò åðßóçò ç ðñáãìáôïðïßçóç ôùí Óõíáëëáãþí Ý÷ïõí åãêñéèåß äåüíôùò áðü ôï ÅÄ.
7.2 Ç DT ìå ôçí ðáñïýóá ðáñÝ÷åé ðñïò ôï ÅÄ ôç äéáâåâáßùóç üôé:
(á) Ý÷åé íïìßìùò óõóôáèåß, õößóôáôáé åãêýñùò êáé ëåéôïõñãåß åõñéóêüìåíç óå êáëÞ êáôÜóôáóç óýìöùíá ìå ôï äßêáéï ðïõ ôç äéÝðåé (ôïõ ôüðïõ óýóôáóÞò) ôçò, êáé Ý÷åé ôçí áðáéôïýìåíç éêáíüôçôá, äéêáßùìá êáé åîïõóßá íá óõíÜøåé êáé íá åêðëçñþóåé ôéò õðï÷ñåþóåéò ôçò äõíÜìåé ôçò ðáñïýóáò Óýìâáóçò, ôéò ÓõíáëëáãÝò êáèþò êáé êÜèå Üëëï Ýããñáöï óå ó÷Ýóç ìå ôçí ðáñïýóá,
(â) Ý÷åé ëÜâåé üëåò ôéò áíáãêáßåò Þ áðáéôïýìåíåò ÓõíáéíÝóåéò ðñïêåéìÝíïõ íá äéêáéïýôáé íá õðïãñÜøåé êáé åêðëçñþóåé ôéò õðï÷ñåþóåéò ôçò äõíÜìåé ôçò ðáñïýóáò Óýìâáóçò, ôéò ÓõíáëëáãÝò êáé êÜèå Üëëï Ýããñáöï óå ó÷Ýóç ìå ôçí ðáñïýóá, êáé ïé åí ëüãù ÓõíáéíÝóåéò åßíáé ðëÞñùò éó÷õñÝò, äåí åßíáé äå áíáãêáßåò ïýôå áðáéôïýíôáé ðåñáéôÝñù åíÝñãåéåò åê ìÝñïõò ôçò DT ðñïêåéìÝíïõ íá åãêñéèïýí ç ðáñïýóá Óýìâáóç Þ ïéïäÞðïôå Üëëï Ýããñáöï óå ó÷Ýóç ìå áõôÞ Þ ç õëïðïßçóç ôùí Óõíáëëáãþí, êáé
(ã) ç êáôÜñôéóç ôçò ðáñïýóáò Óýìâáóçò áðü ôç DT êáé ç åêðëÞñùóç ôùí õðï÷ñåþóåþí ôçò äõíÜìåé ôçò ðáñïýóáò, êáèþò êáé üëá ôá Ýããñáöá, ðïõ õðåãñÜöçóáí Þ èá õðïãñáöïýí äõíÜìåé ôçò ðáñïýóáò, êáèþò åðßóçò êáé ç ðñáãìáôïðïßçóç ôùí Óõíáëëáãþí, Ý÷ïõí åãêñéèåß äåüíôùò áðü ôç DT.
¢ñèñï 8 ÊáèÞêïíôá êáé Õðï÷ñåþóåéò
ÊáôÜ ôç äéÜñêåéá ôçò ÅíäéÜìåóçò Ðåñéüäïõ, ï ÐùëçôÞò ìå ôçí ðáñïýóá áíáëáìâÜíåé ôï êáèÞêïí êáé ôçí õðï÷ñÝùóç Ýíáíôé ôçò ÁãïñÜóôñéáò:
(á) íá ìçí ðùëÞóåé, ìåôáâéâÜóåé, åê÷ùñÞóåé Þ Üëëùò Åðéâáñýíåé Þ äéáèÝóåé ïéåóäÞðïôå åê ôù íÐùëïõìÝíùí Ìåôï÷þí ïýôå íá óõìöùíÞóåé Þ äåóìåõèåß íá ðñÜîåé ï,ôéäÞðïôå åê ôùí áíùôÝñù, êáé
(â) íá áðÝ÷åé, ãåíéêüôåñá, áðü ïéáäÞðïôå ðñÜîç Þ ðáñÜëåéøç, ç ïðïßá äýíáôáé íá åðçñ åÜóåé áñíçôéêÜ ôçí ðñáãìáôïðïßçóç ôùí Óõíáëëáãþí.
¢ñèñï 9 Ôüêïò Õðåñçìåñßáò

1/4ëåò ïé êáôáâïëÝò, ðïõ èá ðñáãìáôïðïéçèïýí äõíÜìåé ôçò ðáñïýóáò Óýìâáóçò, èá äéåíåñãçèïýí óå Åõñþ êáé ìå êåöÜëáéá äéáèÝóéìá ôçí ßäéá çìÝñá. ÅÜí ïéïäÞðïôå êáôáâëçôÝï ðïóü óýìöùíá ìå ôçí ðáñïýóá Óýìâáóç äåí êáôáâëçèåß êáôÜ ôçí çìåñïìçíßá ïöåéëÞò, ôï õðåñÞìåñï ÌÝñïò èá õðï÷ñåïýôáé íá êáôáâÜëåé ôüêï õðåñçìåñßáò ìå åðéôüêéï Ýîé ôïéò åêáôü (6%) åôçóßùò (õðïëïãéæüìåíï óå çìåñÞóéá âÜóç) åðß ôïõ åí ëüãù ðïóïý áðü ôçí çìåñïìçíßá ïöåéëÞò Ýùò ôçí çìåñïìçíßá ðñáãìáôéêÞò êáôáâïëÞò.
¢ñèñï 10 Åìðéóôåõôéêüôçôá
10.1 Ôá ÌÝñç èá êáôáâÜëëïõí êÜèå åýëïãç ðñïóðÜèåéá ãéá íá ôçñÞóïõí åìðéóôåõôéêÞ êáé íá äéáóöáëßóïõí üôé ôá áíôßóôïé÷á óôåëÝ÷ç, õðÜëëçëïé, áíôéðñüóùðïé êáé åðáããåëìáôßåò êáé ëïéðïß óýìâïõëïé èá ôçñÞóïõí åìðéóôåõôéêÞ, ïðïéáäÞðïôå ðëçñïöïñßá êáé õëéêü ó÷åôßæåôáé ìå ôéò ÓõíáëëáãÝò, ôçí ðáñïýóá Óýìâáóç êáé ïðïéáäÞðïôå óõìöùíßá êáôáñôßóèçêå Þ ñýèìéóç óõíïìïëïãÞèçêå óýìöùíá ìå ôçí ðáñïýóá (ïé «ÅìðéóôåõôéêÝò Ðëçñïöïñßåò»).
10.2 Ôá ÌÝñç êáôáíïïýí ðùò èá áðáéôçèåß ðëÞñçò äéáöÜíåéá ùò ðñïò ôï ðåñéå÷üìåíï ôçò ðáñïýóáò Óýìâáóçò êáé ùò ðñïò êÜèå ó÷åôéêÞ ðëçñïöïñßá óõìðåñéëáìâáíïìÝíùí êáé ôùí Åìðéóôåõôéêþí Ðëçñïöïñéþí, ãéá ôïõò óêïðïýò ôçò êýñùóçò ôçò ðáñïýóáò Óýìâáóçò êáé ôçò Óõìöùíßáò Ìåôü÷ùí ìå íüìï áðü ôçí ÂïõëÞ ôùí ÅëëÞíùí.
10.3 ÅîáéñïõìÝíùí ôùí üóùí ðñïâëÝðïíôáé êáôùôÝñù, êáíÝíá ÌÝñïò äåí èá êÜíåé ÷ñÞóç ãéá ôéò ßäéåò åðé÷åéñçìáôéêÝò äñáóôçñéüôçôåò Þ ãéá Üëëïõò óêïðïýò ïýôå èá ãíùóôïðïéåß óå ïðïéïäÞðïôå ôñßôï ðñüóùðï ïðïéáäÞðïôå ÅìðéóôåõôéêÞ Ðëçñïöïñßá äß÷ùò ôç óõíáßíåóç ôïõ Ýôåñïõ ÌÝñïõò. Ôï ðáñüí ¢ñèñï 10 äåí èá éó÷ýåé ùò ðñïò:
(á) ðëçñïöïñßåò ðïõ åßíáé Þ êáèßóôáíôáé äéáèÝóéìåò óôï êïéíü (ü÷é ùò áðïôÝëåóìá ðáñáâßáóçò ôïõ ðáñüíôïò ¢ñèñïõ 10),
(â) ðëçñïöïñßåò ðïõ äçìéïõñãïýíôáé áõôïôåëþò áðü ôï ïéêåßï ÌÝñïò êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóçò Þ áðïêôþíôáé áðü ôñßôï ðñüóùðï, óôï âáèìü ðïõ ç áðüêôçóÞ ôïõ óõíäÝåôáé ìå äéêáßùìá ãíùóôïðïßçóçò ôùí,
(ã) ðëçñïöïñßåò ðïõ êáôåß÷å íïìßìùò ôï ïéêåßï ÌÝñïò êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóçò ÷ùñßò ðåñéïñéóìü ùò ðñïò ôç ãíùóôïðïßçóÞ ôùí,
(ä) ðëçñïöïñßåò ðïõ, êáôüðéí ôçò ãíùóôïðïßçóçò óýìöùíá ìå ôï ¢ñèñï 10, êáèßóôáíôáé äéáèÝóéìåò óôï ïéêåßï ÌÝñïò áðü ðçãÞ ðÝñáí ôïõ Ýôåñïõ ÌÝñïõò, ç ïðïßá äåí õðÝ÷åé õðï÷ñÝùóç åìðéóôåõôéêüôçôáò óå ó÷Ýóç ìå ôéò åí ëüãù ðëçñïöïñßåò,
(å) ôç ãíùóôïðïßçóç áðü ÌÝñïò Åìðéóôåõôéêþí Ðëçñïöïñéþí óôá ìÝëç ôùí äéïéêçôéêþí ôïõò óõìâïõëßùí, áíôéðñïóþðïõò/ðëçñåîïõóßïõò Þ õðáëëÞëïõò, êáôÜ ðåñßðôùóç, ðïõ åßíáé áðáñáßôçôï íá ãíùñßæïõí ôéò åí ëüãù ÅìðéóôåõôéêÝò Ðëçñïöïñßåò êáôÜ ôçí åýëïãç êñßóç ôïõ ïéêåßïõ ÌÝñïõò ãéá óêïðïýò ðïõ ó÷åôßæïíôáé ìå ôçí ðáñïýóá Óýìâáóç, õðü ôçí ðñïûðüèåóç üôé ôá áíùôÝñù ðñüóùðá äåí èá êÜíïõí ÷ñÞóç ôùí Åìðéóôåõôéêþí Ðëçñïöïñéþí ãéá ïðïéïäÞðïôå Üëëï óêïðü,
(óô) ôç ãíùóôïðïßçóç Åìðéóôåõôéêþí Ðëçñïöïñéþí óôï âáèìü ðïõ ç ãíùóôïðïßçóç áðáéôåßôáé áðü ôï íüìï Þ áðü ïðïéïäÞðïôå äéêáóôÞñéï ôçò

áñìüäéáò ÷þñáò, Þ áðü äåóìåõôéêÞ äéêáóôéêÞ áðüöáóç, äéáôáãÞ Þ äéÜôáîç ïðïéáóäÞðïôå áñìüäéáò Áñ÷Þò ãéá ôïõò óêïðïýò ëÞøçò ïðïéáóäÞðïôå ÓõíáéíÝóåùò Þ Üëëùò, êáôüðéí äéáâïýëåõóçò ìå ôï Ýôåñï ÌÝñïò,
(æ) ôç ãíùóôïðïßçóç Åìðéóôåõôéêþí Ðëçñïöïñéþí óå ïðïéáäÞðïôå ÖïñïëïãéêÞ Áñ÷Þ, óôï âáèìü ðïõ åõëüãùò áðáéôåßôáé ãéá ôïõò óêïðïýò ôùí öïñïëïãéêþí õðïèÝóåùí ôïõ ó÷åôéêïý ÌÝñïõò Þ ïðïéïõäÞðïôå ìÝëïõò ôïõ ïìßëïõ ôïõ,
(ç) ôç ãíùóôïðïßçóç óôïõò åðáããåëìáôßåò óõìâïýëïõò ôïõ ÌÝñïõò ðëçñïöïñéþí ðïõ åõëüãùò áðáéôåßôáé íá áíáêïéíùèïýí ãéá ôïõò óêïðïýò ôçò ðáñïýóáò Óýìâáóçò, Þ
(è) ôçí ïðïéáäÞðïôå áíáêïßíùóç Þ åãêýêëéï Þ ðëçñïöïñßá ðïõ Ý÷ïõí äïèåß óýìöùíá ìå ôïõò üñïõò ôùí ¢ñèñùí 10 êáé 11.
10.4 ¸êáóôï ÌÝñïò èá åíçìåñþíåé ïðïéáäÞðïôå óôåëÝ÷ç, õðáëëÞëïõò Þ áíôéðñïóþðïõò Þ åðáããåëìáôßåò Þ Üëëïõò óõìâïýëïõò ôïõ, êáôÜ ðåñßðôùóç, üóïí áöïñÜ ôá èÝìáôá ðïõ áöïñïýí ôçí ðáñïýóá Óýìâáóç êáé ôéò ÓõíáëëáãÝò, Þ ïðïéïíäÞðïôå Üëëï, óôïí ïðïßï ðáñÝ÷åé ÅìðéóôåõôéêÝò Ðëçñïöïñßåò, ðùò ïé åí ëüãù ðëçñïöïñßåò åßíáé åìðéóôåõôéêÝò, êáé èá ôïõò äßäåé ôçí åíôïëÞ:
(á) íá ôçñïýí ôéò ðëçñïöïñßåò åìðéóôåõôéêÝò, êáé
(â) íá ìçí ôéò áðïêáëýðôïõí óå ïðïéïäÞðïôå ôñßôï ðñüóùðï (åîáéñïõìÝíùí ôùí ðñïóþðùí óôá ïðïßá áõôÝò Ý÷ïõí Þ åíäÝ÷åôáé íá ãíùóôïðïéçèïýí óýìöùíá ìå ôïõò üñïõò ôïõ ðáñüíôïò ¢ñèñïõ 10).
¢ñèñï 11 Áíáêïéíþóåéò
Ôá ÌÝñç äåí èá ðñïâáßíïõí óå äçìüóéåò áíáêïéíþóåéò ïýôå èá åêäßäïõí ïðïéáäÞðïôå åãêýêëéï ó÷åôéêÜ ìå ôçí ðáñïýóá Óýìâáóç êáé ôç Óõìöùíßá Ìåôü÷ùí Þ ïðïéïäÞðïôå ðáñåðüìåíï èÝìá ìåôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò, äß÷ùò ôá ÌÝñç íá Ý÷ïõí äéáâïõëåõôåß êáé õðü ôçí ðñïûðüèåóç üôé ôá ÌÝñç èá Ý÷ïõí ðñïóçêüíôùò ëÜâåé õðüøç ôïõò ôõ÷üí ó÷üëéá ôïõ Ýôåñïõ ÌÝñïõò. Ôï ðáñüí ¢ñèñï 11 äåí èá áðïôñÝðåé ôá ÌÝñç íá ðñïâáßíïõí óå áíáêïéíþóåéò Þ íá åêäßäïõí äåëôßá ôýðïõ Þ åãêõêëßïõò ðïõ áðáéôïýíôáé áðü ôçí åöáñìïóôÝá íïìïèåóßá, áëëÜ ôï ÌÝñïò ðïõ õðÝ÷åé ôçí õðï÷ñÝùóç íá ðñïâåß óå ìßá ôÝôïéá áíáêïßíùóç Þ óôçí Ýêäïóç åãêõêëßïõ èá äéáâïõëåýåôáé ìå ôï Ýôåñï ÌÝñïò óôï âáèìü ðïõ åßíáé åõëüãùò åöéêôü ðñéí áðü ôç óõììüñöùóÞ ôïõ ìå ôçí åí ëüãù õðï÷ñÝùóç.
¢ñèñï 12 ÅéäïðïéÞóåéò — Åðéäüóåéò
12.1 ÏðïéáäÞðïôå åéäïðïßçóç, áðáßôçóç, áîßùóç Þ Üëëï Ýããñáöï Þ ìïñöÞ åðéêïéíùíßáò ðïõ ðñüêåéôáé íá åðéäïèåß Þ óôáëåß ó÷åôéêÜ ìå ôçí ðáñïýóá Óýìâáóç Þ ìå ïðïéáäÞðïôå Äéáäéêáóßá Äéáöïñþí (ç «Åéäïðïßçóç») èá åßíáé Ýããñáöç êáé èá äýíáôáé íá ðáñáäßäåôáé Þ áðïóôÝëëåôáé ìå óõóôçìÝíç åðéóôïëÞ ðñþôçò ôÜîåùò Þ ìå ôçëåïìïéïôõðßá Þ çëåêôñïíéêü ôá÷õäñïìåßï óôï ÌÝñïò óôï ïðïßï áðåõèýíåôáé óôç äéåýèõíóç Þ ôïí áñéèìü ôçëåïìïéïôõðßáò êáé ôçí çëåêôñïíéêÞ ôïõ äéåýèõíóç ðïõ ïñßæïíôáé êáôùôÝñù Þ óå ïðïéáäÞðïôå Üëëç äéåýèõíóç åíäÝ÷åôáé íá Ý÷åé

êïéíïðïéÞóåé ôï Ýíá ÌÝñïò óôï Üëëï ÌÝñïò ðÝíôå (5) ÅñãÜóéìåò ÇìÝñåò ðñéí áðü ôçí áëëáãÞ ôùí óôïé÷åßùí åðéêïéíùíßáò óýìöùíá ìå ôçí ðáñïýóá ÐáñÜãñáöï 12.1, ìå ôç óçìåßùóç «ÓÇÌÁÍÔÉÊÇ ÍÏÌÉÊÇ ÅÉÄÏÐÏÉÇÓÇ».
(â) Ôá óôïé÷åßá åðéêïéíùíßáò ôçò ÁãïñÜóôñéáò åßíáé:
DEUTSCHE TELEKOM AG Äéåýèõíóç: Friedrich-Ebert-Allee 140, 53113 Âüííç, Ãåñìáíßá Ôçë.:+49 228 181 850000 Öáî: +49 228 181 85111 Email: kevin.copp@telekom.de Õð’ üøç: êõñßïõ Kevin Copp
ìå êïéíïðïßçóç óôçí: Freshfields Bruckhaus Deringer, Õð’ üøç: êõñßïõ Michael Haidinger
(â) Ôá óôïé÷åßá åðéêïéíùíßáò ôïõ ÐùëçôÞ åßíáé:
Õðïõñãåßï Ïéêïíïìßáò êáé Ïéêïíïìéêþí Ãåíéêü ËïãéóôÞñéï ôïõ ÊñÜôïõò 25ç Äéåýèõíóç — ÔìÞìá Ã’ Ïäüò Ðáíåðéóôçìßïõ, áñ. 37 ÁèÞíá, 10165 Ôçë.: 210 — 33 38 910, 210 33 38 975 Öáî: 210 — 33 38 959 Email: d25@mof-glk.gr Õð’ üøç: ÄéåõèõíôÞ
ìå êïéíïðïßçóç óôï: Õðïõñãåßï Ïéêïíïìßáò êáé Ïéêïíïìéêþí ÅéäéêÞ Ãñáììáôåßá ÁðïêñáôéêïðïéÞóåùí Ïäüò Êáñáãåþñãç Óåñâßáò, áñ. 8 ÁèÞíá 10184 Ôçë.: 210 — 33 75 736 Öáî.: 210 33 75 917 Email: ega@mnec.gr Õðüøç: Åéäéêïý ÃñáììáôÝá ÁðïêñáôéêïðïéÞóåùí
12.2 ÏðïéáäÞðïôå Åéäïðïßçóç èá èåùñåßôáé üôé Ý÷åé åðéäïèåß:
(á) åöüóïí ðáñáäßäåôáé, ôçí çìåñïìçíßá ðáñÜäïóçò üôáí ðáñáäßäåôáé ðñéí áðü ôéò 13.00 óå ÅñãÜóéìç ÇìÝñá êáé, óå ïðïéáäÞðïôå Üëëç ðåñßðôùóç, óôéò 10.00 ôçò ÅñãÜóéìçò ÇìÝñáò ðïõ Ýðåôáé ôçò çìÝñáò ôçò ðáñÜäïóçò, Þ
(â) åöüóïí ôá÷õäñïìåßôáé, ôçí çìåñïìçíßá ðáñáëáâÞò üôáí ëáìâÜíåôáé ðñéí áðü ôéò 15.00 óå ÅñãÜóéìç ÇìÝñá êáé, óå ïðïéáäÞðïôå Üëëç ðåñßðôùóç, óôéò 10.00 ôçò ÅñãÜóéìçò ÇìÝñáò ðïõ Ýðåôáé ôçò çìÝñáò ôçò ðáñáëáâÞò, Þ

(ã) åöüóïí áðïóôÝëëåôáé ìå ôçëåïìïéïôõðßá Þ çëåêôñïíéêü ôá÷õäñïìåßï, ôçí çìåñïìçíßá äéáâßâáóçò, üôáí äéáâéâÜæåôáé ðñéí áðü ôéò 13.00 óå ÅñãÜóéìç ÇìÝñá, êáé, óå ïðïéáäÞðïôå Üëëç ðåñßðôùóç, óôéò 10.00 ôçò ÅñãÜóéìçò ÇìÝñáò ðïõ Ýðåôáé ôçò çìÝñáò äéáâßâáóçò, õðü ôçí ðñïûðüèåóç üôé ðáñáëÞöèçêå óå åõáíÜãíùóôç ìïñöÞ.
12.3 Ãéá ôçí áðüäåéîç åðßäïóçò Åéäïðïßçóçò èá áñêåß íá áðïäåé÷èåß ðùò äéåíåñãÞèçêå ç ðáñÜäïóç Þ üôé ï öÜêåëïò ðïõ ðåñéåß÷å ôçí Åéäïðïßçóç óôÜëèçêå óôçí ïñèÞ äéåýèõíóç êáé ðáñáëÞöèçêå Þ üôé ç ôçëåïìïéïôõðßá Þ ôï çëåêôñïíéêü ôá÷õäñïìåßï óôÜëèçêå óôá ïñèÜ óôïé÷åßá êáé äéáâéâÜóôçêå êáé ðáñáëÞöèçêå óå åõáíÜãíùóôç ìïñöÞ, êáôÜ ðåñßðôùóç, êáé ðÜíôá óôç äéåýèõíóç, ôïí áñéèìü ôçëåïìïéïôõðßáò Þ óôçí çëåêôñïíéêÞ äéåýèõíóç ðïõ áíáöÝñåôáé óôçí ÐáñÜãñáöï 12.1.
¢ñèñï 13 Ôñïðïðïßçóç, Äéáöïñïðïßçóç êáé Ðáñáßôçóç
Êáìßá ôñïðïðïßçóç, äéáöïñïðïßçóç Þ ðáñáßôçóç áðü ôçí ðáñïýóá Óýìâáóç Þ áðü ïðïéáäÞðïôå äéÜôáîç ôçò ðáñïýóáò äåí èá éó÷ýåé åêôüò áí ãßíåôáé åããñÜöùò êáé õðïãñÜöåôáé ðñïóçêüíôùò áðü Þ ãéá ëïãáñéáóìü åêÜóôïõ ÌÝñïõò.
¢ñèñï 14 ÓõíïëéêÞ Óõìöùíßá
Ç ðáñïýóá Óýìâáóç ðåñéÝ÷åé ôç óõíïëéêÞ óõìöùíßá ìåôáîý ôùí Ìåñþí óå ó÷Ýóç ìå ôéò ÓõíáëëáãÝò êáé õðåñéó÷ýåé ïðïéáóäÞðïôå Üëëçò ðñïçãïýìåíçò óõìöùíßáò ïðïéïõäÞðïôå åßäïõò ìåôáîý ôùí Ìåñþí óå ó÷Ýóç ìå ôï ßäéï èÝìá.
¢ñèñï 15 Ãëþóóá
Ç ðáñïýóá Óýìâáóç êáôáñôßóôçêå óôçí ÁããëéêÞ ãëþóóá êáé üëåò ïé ÅéäïðïéÞóåéò ìåôáîý ôùí Ìåñþí èá äéåíåñãïýíôáé óôá ÁããëéêÜ.
¢ñèñï 16 Åê÷þñçóç
Ç ðáñïýóá Óýìâáóç áöïñÜ ðñïóùðéêÜ ôá ÌÝñç êáé ôá äéêáéþìáôá êáé ïé õðï÷ñåþóåéò ïéïõäÞðïôå åê ôùí Ìåñþí äåí äýíáíôáé íá åê÷ùñçèïýí Þ áíáëçöèïýí Þ Üëëùò ìåôáâéâáóôïýí äß÷ùò ôçí ðñïçãïýìåíç Ýããñáöç óõíáßíåóç ôïõ åôÝñïõ ÌÝñïõò.
¢ñèñï 17 ÄéÜöïñá ÈÝìáôá
17.1 ¸êáóôï ÌÝñïò öÝñåé ôï âÜñïò ôùí äéêþí ôïõ Öüñùí, åîüäùí êáé äáðáíþí óå ó÷Ýóç ìå ôçí ðñïåôïéìáóßá, äéáðñáãìÜôåõóç, êáôÜñôéóç êáé õëïðïßçóç ôçò ðáñïýóáò Óýìâáóçò êáé ôùí åããñÜöùí ðïõ äéáëáìâÜíïíôáé óå áõôÞ, ëáìâÜíïíôáò

õðüøç ôï Üñèñï 10 ôïõ Íüìïõ 3049/2002.
17.2 Ôõ÷üí áäõíáìßá Þ êáèõóôÝñçóç ÌÝñïõò íá áóêÞóåé ïðïéïäÞðïôå äéêáßùìá, åîïõóßá Þ íá æçôÞóåé ïðïéáäÞðïôå èåñáðåßá óå ó÷Ýóç ìå ôçí ðáñïýóá Óýìâáóç (ôï êáèÝíá óôï åîÞò: ôï «Äéêáßùìá») äåí èåùñåßôáé ùò ðáñáßôçóç áðü ôï åí ëüãù Äéêáßùìá, ïýôå ç åí üëù Þ åí ìÝñåé Üóêçóç ïðïéïõäÞðïôå Äéêáéþìáôïò åìðïäßæåé ïðïéáäÞðïôå Üëëç Þ ðåñáéôÝñù Üóêçóç ôïõ åí ëüãù Äéêáéþìáôïò Þ ôçí Üóêçóç ïðïéïõäÞðïôå Üëëïõ Äéêáéþìáôïò. Ôõ÷üí ñçôÞ ðáñáßôçóç áðü äéêáßùìá óå ó÷Ýóç ìå ðáñáâßáóç ôçò ðáñïýóáò Óýìâáóçò äåí èá èåùñåßôáé ðáñáßôçóç áðü äéêáßùìá óå ðåñßðôùóç ôõ÷üí åðüìåíçò ðáñáâßáóçò.
17.3 Åöüóïí ïðïéáäÞðïôå äéÜôáîç (Þ ôìÞìá äéÜôáîçò) ôçò ðáñïýóáò Óýìâáóçò åßíáé Üêõñç Þ ìç åêôåëåóôÞ óå ïðïéáäÞðïôå Ýêôáóç Þ ãéá ïðïéïíäÞðïôå ëüãï, ç åí ëüãù áêõñüôçôá Þ ìç åêôåëåóôüôçôá äåí èá åðçñåÜæåé ôçí åãêõñüôçôá êáé åêôåëåóôüôçôá ôùí ëïéðþí äéáôÜîåùí (Þ ôìÞìáôïò áõôþí), êáé ç ó÷åôéêÞ äéÜôáîç èá èåùñåßôáé üôé äåí èá åöáñìüæåôáé Þ üôé èá õðüêåéôáé óôéò áíáãêáßåò ôñïðïðïéÞóåéò.
17.4 ¸êáóôï ÌÝñïò áíáëáìâÜíåé Ýíáíôé ôïõ Ýôåñïõ ÌÝñïõò íá åêðëçñþíåé êáëüðéóôá ôï óýíïëï ôùí õðï÷ñåþóåþí ôïõ ìå áõóôçñÞ óõììüñöùóç ðñïò ôïí êÜèå üñï êáé ðñïò üëïõò ôïõò üñïõò êáé äéáôÜîåéò ðïõ ðåñéÝ÷ïíôáé óôçí ðáñïýóá Óýìâáóç.
¢ñèñï 18 Äéáéôçóßá
ÊÜèå äéáöùíßá ðïõ ðñïêýðôåé áðü Þ óå ó÷Ýóç ìå ôçí ðáñïýóá Óýìâáóç èá åðéëýåôáé ôåëéêþò óýìöùíá ìå ôïõò Êáíüíåò Äéáéôçóßáò («Êáíüíåò ICC») ôïõ Äéåèíïýò Åìðïñéêïý Åðéìåëçôçñßïõ (ICC) áðü ôñåéò (3) äéáéôçôÝò, åê ôùí ïðïßùí Ýíáò (1) èá äéïñßæåôáé áðü ôï ÅÄ, Ýíáò (1) áðü ôç DT, ï äå ôñßôïò (ï ïðïßïò èá åßíáé êáé ï åðéäéáéôçôÞò) èá äéïñßæåôáé áðü ôïí Ðñüåäñï ôïõ ICC, âÜóåé ôùí Êáíüíùí ICC. Ï ôüðïò äéáéôçóßáò èá åßíáé ç Ãåíåýç óôçí Åëâåôßá êáé ç ãëþóóá ôùí äéáäéêáóéþí èá åßíáé ç ÁããëéêÞ. Ç áðüöáóç ðïõ èá ëáìâÜíåôáé áðü ôï äéáéôçôéêü äéêáóôÞñéï èá åßíáé ïñéóôéêÞ êáé äåóìåõôéêÞ, äß÷ùò äéêáßùìá ðñïóöõãÞò óôá åèíéêÜ äéêáóôÞñéá åêôüò áí ïñßæåôáé á ðü ôï íüìï.
¢ñèñï 19 ÅöáñìïóôÝï Äßêáéï
Ç ðáñïýóá Óýìâáóç èá äéÝðåôáé áðü êáé èá åñìçíåýåôáé óýìöùíá ìå ôï Åëëçíéêü äßêáéï.
ÓÅ ÐÉÓÔÙÓÇ ÔÙÍ ÁÍÙÔÅÑÙ, ôá ÌÝñç õðÝãñáøáí ôçí ðáñïýóá Óýìâáóç óå äýï (2) ðñùôüôõðá ôçí çìÝñá êáé ÷ñïíïëïãßá ðïõ áíáãñÜöåôáé ðñþôç áíùôÝñù êáé Ýêáóôï ÌÝñïò Ýëáâå Ýíá (1) ðñùôüôõðï.
ÕðïãñÜöåôáé ãéá ëïãáñéáóìü ôïõ ÕðïãñÜöåôáé ãéá ëïãáñéáóìü ôçò Åëëçíéêïý Äçìïóßïõ Deutsche Telekom AG

«SHARE PURCHASE AGREEMENT
This share purchase agreement (the “Agreement”) is entered into in Athens on 14 May 2008 between:
1.	THE HELLENIC REPUBLIC (the “HR” or the “Seller”) lawfully represented for the purpose of this Agreement by the Minister of Economy and Finance, pursuant to the decision 95/14.05.2008 of the Inter-Ministerial Privatization Committee of the HR.

AND

2.	DEUTSCHE TELEKOM AG, an electronic communications operator lawfully established and operating under the laws of the Federal Republic of Germany (“DT” or the “Purchaser”), having its registered seat in Bonn, Federal Republic of Germany, and lawfully represented for the purposes of this Agreement by Messrs Kevin Copp, Senior Executive Vice President, and Axel Lützner, Vice President.
The HR and DT shall be together referred to as the “Parties” and individually as a “Party”.
PREAMBLE
(A)	The Hellenic Telecommunications Organization S.A. (“OTE” or the “Company”) is an electronic communications operator lawfully established and operating as a société anonyme under the laws of the HR, having its registered seat in Maroussi of Attica (at 99 Kifissias Av.). As at the date of this Agreement, the Company’s paid-up share capital amounts to 1.171.459.429,71 Euro (the “Existing Capital”) and is divided into 490.150.389 common registered shares each having a nominal value of 2,39 Euro (the “Existing Shares”). The Existing Shares are listed and traded on the “Big Capitalization Category” of the “Securities Market” of the Athens Exchange (the “ATHEX”) and are also traded on the New York Stock

Exchange in the form of “American Depositary Receipts” and the London Stock Exchange in the form of “Global Depositary Receipts”.

(B)	Pursuant to its decisions 73/06.09.2006 and 74/09.11.2006, the Inter-Ministerial Privatization Committee of the HR (the “IPC”) decided to initiate the process for further privatising OTE in accordance with Law 3049/2002.

(C)	Pursuant to its letter dated 18 March 2008 addressed to the IPC (the “DT Letter”), DT formally expressed its interest in becoming a strategic partner for OTE. Pursuant to its decision 92/27.3.2008, the IPC decided to, among others, evaluate DT’s proposal and enter into negotiations with DT.

(D)	Pursuant to its letter dated 13 May 2008, DT has formally requested that the IPC approves the acquisition by DT of Existing Shares representing more than 20% of the Existing Capital (the “DT Request”) in accordance with paragraphs 1 and 2 of article 11 of Law 3631/2008 and submitted the information required thereby.

(E)	Pursuant to its decision 93/08.05.2008, the IPC, amongst others, approved the actions taken in the context of the negotiations with DT as at that date and authorised the financial and legal advisers of the HR to continue such negotiations.

(F)	Pursuant to its 94/14.5.2008 the IPC approved the DT Request in accordance with paragraph 2 of article 11 of Law 3631/2008.

(G)	Pursuant to its decision dated 14 May 2008, the Supervisory Board of DT approved the entering into this Agreement and the Shareholders’ Agreement (as defined below).

(H)	Pursuant to its 95/14.05.2008, the IPC approved, amongst others, (i) the sale to DT of the Sale Shares (as defined below), and (ii) this Agreement and the Shareholders’ Agreement, in accordance with paragraph 1(c) of article 4 of Law 3049/2002.
NOW, THEREFORE, the Parties agree as follows:
Article 1
Definitions and Interpretation
1.1 Definitions
In this Agreement and its Schedules, the following words and expressions have the following meaning:
“Additional Shares 1” means 73.522.558 of the Existing Shares representing 15% of the Existing Shares, which shall, for the avoidance of doubt, be part of the Additional Shares.
“Additional Shares 2” means 9.645.389 of the Existing Shares representing approximately 2% of the Existing Shares, which shall, for the avoidance of doubt, be part of the Additional Shares.
“Additional Shares” means 107.671.713 of the Existing Shares representing approximately 22% of the Existing Shares, and including, for the avoidance of doubt, the Additional Shares 1 and the Additional Shares 2.
“AGM” means the annual ordinary general meeting of the Company’s shareholders.

“Article” means an article of this Agreement.
“ATHEX Regulation” means the regulation of ATHEX as originally approved by the decision of the board of directors of the CMC No 1/304/10.6.2004 and currently in force.
“ATHEX” shall have the meaning ascribed to it in the Preamble.
“Authority” means any government, governmental, supranational or other regulatory body, any court, arbitral tribunal and any agency including, without limitation, the CMC, ATHEX and any Greek or European antitrust or competition authority.
“Block Trade” means the transfer of the Sale Shares by the HR to DT through a pre-agreed on-exchange transaction, in accordance with article 101 of the ATHEX Regulation.
“Business Day” means a day (other than a Saturday or Sunday) on which banks are generally open for normal business in Greece and in Germany.
“Clearing Regulation” means the regulation of the HELEX relating to the clearing and settlement of stock exchange transactions in securities that are traded on ATHEX in dematerialised form, which was originally approved by the decision of the board of directors of the CMC No 2/304/10.06.2004, as amended and currently in force.
“CMC” means the Hellenic Capital Market Commission.
“Completion” means the execution of the Block Trade in accordance with Article 4.
“Completion Date” has the meaning ascribed thereto in Article 4.
“Conditions” means the conditions to Completion set out in Article 4.
“Confidential Information” shall have the meaning ascribed to it in Article 11.1.
“Consent” means each Seller Consent, Purchaser Consent, Company consent and any other consent, permit, approval, authorisation, clearance, exemption, filing, recording or registration, licence or order, in each case whether corporate, regulatory or other, and references in this Agreement “to obtaining Consents” will be construed accordingly.
“Decision 35” means the decision #35/24.11.2005 of the ATHEX, as amended pursuant to its decision #6.18.2.2008.
“Decision 35 Event” means any of the events set out in the Decision 35.
“DT Letter” shall have the meaning ascribed to it in Preamble C
“DT Request” shall have the meaning ascribed to it in the Preamble D.
“Greece” means the Hellenic Republic and “Greek” shall be construed accordingly.
“Encumbrance” means any contractual right or right in rem, restrictions and third party rights or any other agreement or arrangement creating or conferring on any person a contractual right and/or right in rem over or legally limiting the capacity of that person to dispose of tangible or intangible assets or property and “to Encumber” shall be construed accordingly.
“Execution Date” means the date of execution of the present Agreement.
“Exercise Notice” shall have the meaning ascribed to it in Clause 6.
“Existing Capital” shall have the meaning ascribed to it in the Preamble.

“Existing Shares” shall have the meaning ascribed to it in the Preamble.
“Exchange Business Day” means a day that is (or, but for the occurrence of a Market Disruption Event, would have been) a trading day on the ATHEX, other than a day on which trading is scheduled to close prior to its regular weekday closing time.
“HELEX” means the Hellenic Exchanges S.A. Holding, Clearing, Settlement and Registry.
“ICC” shall have the meaning ascribed to it in Clause 18.
“ICC Rules” shall have the meaning ascribed to it in Clause 18.
“Interim Period” means the period commencing on the Execution Date and ending on the Completion Date.
“IPC” shall have the meaning ascribed to it in the Preamble.
“Market Disruption Event” means the occurrence or existence on any Exchange Business Day of any suspension of or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the ATHEX or otherwise) in the Existing Shares on the ATHEX, if that suspension or limitation is, in the determination of the Seller, acting in its sole discretion, material, provided that a limitation on the hours and number of days of trading will not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the ATHEX.
“Notice” shall have the meaning ascribed to it in Article 12.
“OTE” shall have the meaning ascribed to it in the Preamble.
“OTE Shares” means ordinary registered voting shares issued by OTE from time to time and shall include the Existing Shares.
“Paragraph” means a paragraph of this Agreement.
“Purchaser’s Bank” means the bank details of which will be provided by DT to the HR in writing two (2) Business Days prior to the Completion Date.
“Purchaser’s Broker” means the investment firm (within the meaning of Law 3606/2007) to be appointed by the Purchaser to execute, clear and settle the Block Trade on behalf of the Purchaser, details of which will be provided by DT to the HR in writing two (2) Business Days prior to the Completion Date.
“Purchaser’s Representations” means the representations of Article 7.
“Price per Share” means twenty-nine euros (29,00) Euros per Sale Share.
“Proceedings” means any litigation, dispute, controversy, legal action, proceedings or claims of whatever nature.
“Purchase Price” means the total amount of four hundred and thirty one million, one hundred and ten thousand and six hundred and ninety four (431.110.694) Euros, that is the number of the Sale Shares multiplied by the Price per Share, payable by the Purchaser to acquire the Sale Shares.
“Put Options” means the Put Option 1 and the Put Option 2.
“Put Option Shares” means the Put Option 1 Shares and the Put Option 2 Shares or, depending on the context, any of such shares.

“Put Option 1” shall have the meaning ascribed to it in Article 6.
“Put Option 1 Exercise Notice” means the Notice to be given by the HR to DT in connection with the exercise of the Put Option 1.
“Put Option 1 Shares” shall have the meaning ascribed to it in Article 6.
“Put Option 2” shall have the meaning ascribed to it in Article 6.
“Put Option 2 Exercise Notice” means the Notice to be given by the HR to DT in connection with the exercise of the Put Option 2.
“Put Option Period” means any of the Put Option 1 Period, the Put Option 2 First Period and the Put Option 2 Second Period.
“Put Option 1 Period” shall have the meaning ascribed to it in Article 6.
“Put Option 2 First Period” shall have the meaning ascribed to it in Article 6.
“Put Option 2 Second Period” shall have the meaning ascribed to it in Article 6.
“Put Option 2 Shares” shall have the meaning ascribed to it in Article 6.
“Put Option 1 Date” shall have the meaning ascribed to it in Article 6.
“Put Option 2 Date” shall have the meaning ascribed to it in Article 6.
“Put Option 1 Price” shall have the meaning ascribed to it in Article 6.
“Put Option 2 Price” shall have the meaning ascribed to it in Article 6.
“Relevant Rights” means any and all rights arising from the ownership of the Sale Shares and the Put Option Shares under Greek law and the Statutes.
“Remaining Shares” means the total number of the Existing Shares that will be owned by HR after the Completion Date.
“Right” shall have the meaning ascribed to it in Article 17.
“Sale Shares” means 14.865.886 of the Existing Shares which are owned by the HR and representing approximately 3.03% of the Existing Capital and voting rights in OTE.
“Securities Account” means the securities account that the Purchaser will open with the HELEX.
“Seller’s Account” means the bank account with IBAN GR73 0100 0230 0000 0000 2343 390 held by the Seller with the Seller’s Bank.
“Seller’s Bank” means the Bank of Greece.
“Seller’s Broker” means the investment firm (within the meaning of Law 3606/2007) to be appointed by the Seller to execute, clear and settle the Block Trade on behalf of the Seller, details of which will be provided by the HR to DT in writing two (2) Business Days prior to the Completion Date.
“Seller’s Representations” means the representations set out in Paragraph 7.1.
“Settlement Date” means any Exchange Business Day following the Completion Date up to and including –at the latest- the third Exchange Business Day from the Completion Date.
“Shareholders’ Agreement” means the shareholders’ agreement of even date herewith and entered into between the Parties.

“Statutes” means the articles of association of the Company, as in force at the date hereof and from time to time.
“Taxes” means all taxes of any nature, stamp or other duties, levies, contributions or charges imposed, levied or assessed against any person under Greek law.
“Transactions” means the transactions contemplated by this Agreement.
1.2	Interpretation
In this Agreement, except where the context otherwise requires:
(a)	Any reference to a Paragraph or Article is to the relevant Paragraph or Article of this Agreement;

(b)	the Article headings are included for convenience only and shall not affect the interpretation of this Agreement;

(c)	use of the singular includes the plural and vice versa;

(d)	use of any gender includes the other gender;

(e)	any reference to “persons” includes natural persons, entities (whether or not having separate legal personality), organisations, governments, governmental agencies and any other similar bodies;

(f)	any reference to a Law shall be construed as referring to a Greek law;

(g)	any reference to a Law, any other law, statute, statutory provision, rule or regulation, subordinate or enabling legislation (“legislation”) shall be construed as referring to such legislation as amended from time to time and any legislation which re-enacts or codifies (with or without modification) any such legislation; and
Article 2
Sale and Purchase of the Sale Shares
2.1 The Seller, on the terms and subject to the conditions contained in this Agreement and relying on the Purchaser’s Representations, hereby sells and agrees to transfer to the Purchaser and the Purchaser, on the terms and subject to the conditions contained in this Agreement and relying on the Seller’s Representations, hereby purchases and agrees to acquire the ownership of the Sale Shares from the Seller, in each case free and clear of any and all Encumbrances and including all rights pertaining to the Sale Shares.
2.2 The Parties agree that the Seller shall transfer the Sale Shares to the Purchaser on the Completion Date in accordance with Paragraph 4.1.
Article 3
Purchase Price — Payment Terms
3.1 In consideration of the sale by the Seller of the Sale Shares to the Purchaser, the Purchaser shall pay the Purchase Price to the Seller in cash, in one instalment and in same day funds. To this effect, the Purchaser shall procure that the Purchase Price will be credited through the Purchaser’s Broker to the Seller’s Account on the Settlement Date in accordance with Article 5.
3.2 The Parties agree that the dividend corresponding to the Sale Shares for the Company’s financial year ended on 31 December 2007, which will become payable during 2008, will be for the benefit of the Seller, if the record date for determining the shareholders of OTE who are entitled to such dividend falls after the Completion Date, and the Purchaser hereby assigns to the Seller the right to collect such dividend from OTE. In the event that, for any reason, the Purchaser, instead of the Seller, receives such dividend, the Purchaser will have the obligation to pay it to the Seller by procuring that the relevant amount will be deposited to the Seller’s Account or as otherwise instructed in writing by the Seller.
Article 4
Completion
4.1 The Parties agree that Completion shall take place not later than the date (the “Completion Date”) which is five (5) Business Days following the date on which the following Conditions will have been fulfilled to the reasonable satisfaction of the Parties:
(a)	the Purchaser having acquired the Additional Shares; and

(b)	this Agreement and the Shareholders’ Agreement having been ratified by the Greek Parliament, as contemplated in paragraph 18.1.1 of the Shareholders’ Agreement and the regulatory requirements set out in paragraphs 18.1.2 and 18.1.3 of the Shareholders’ Agreement having been met.
4.2 The Parties shall cooperate in order to ensure fulfilment of all Conditions, provided, however, that the Purchaser shall have primary responsibility to acquire the Additional Shares at its cost and expenses and to obtain any Consent required therefor as soon as possible after the date of this Agreement and within the deadlines prescribed by the relevant legislation.
4.3 Each Party shall use all reasonable endeavours to procure, insofar as it is within its power, that the Conditions for which they are responsible are satisfied as soon as possible after the signing of this Agreement. At any time after this Agreement and the Shareholders’ Agreement have been ratified by the Greek Parliament, the Purchaser commits to acquire the Additional Shares 2. Each Party shall advise the other as soon as practicable on becoming aware that any Condition has been satisfied and the other Party shall indicate in writing within five (5) Business Days whether it has any disagreement as to whether such Condition has indeed been satisfied.
4.4 If, notwithstanding the Parties’ reasonable endeavours, the Purchaser has not acquired the Additional Shares 1 by 30 of May 2008, this Agreement shall ipso jure terminate and no Party shall have any obligation or liability to the other Party, with the exception of any liability which at the time of termination has already accrued to another Party or which thereafter may accrue in respect of any act or omission prior to such termination.
Article 5
Payment and Delivery
5.1 The Parties agree that on the Completion Date and more particularly prior to the commencement of the trading session of ATHEX on that day, provided that such day is an Exchange Business Day:
(a)	the Seller shall irrevocably instruct in writing the Seller’s Broker to sell to the Purchaser the Sales Shares at the Price per Share through a Block Trade, against due performance by the Purchaser of its obligations under subparagraph (b) below, as required under the ATHEX Regulation;
(b)	the Purchaser shall irrevocably instruct in writing:
(i)	the Purchaser’s Broker to purchase from the Seller the Sale Shares at the Price Per Share through a Block Trade; and

(ii)	the Purchaser’s Bank to make available to the Purchaser’s Broker the funds in respect of the Purchase Price for the purpose of crediting the same to the Seller’s Account, in accordance with Clause 3,
(c)	the Seller shall irrevocably instruct in writing the Seller’s Broker and the Purchaser shall irrevocably instruct in writing the Purchaser’s Broker to clear and settle the Block Trade on the Settlement Date, in accordance with the Clearing Regulation.

5.2	The Parties agree that:
(a)	the credit of (i) the Purchase Price to the Seller’s Account minus any Taxes, fees, duties and charges that may be payable by the Seller for the sale of the Sale Shares shall be conclusive evidence of the discharge of the Purchaser’s obligation to pay the Purchase Price; and

(b)	the registration of the Sale Shares with the Securities Account shall be conclusive evidence of the discharge of the Seller’s obligation to transfer the ownership over the Sale Shares to the Purchaser.
5.3 The Parties shall cooperate in the execution, clearing and settlement of the Block Trade by giving the requisite instructions to the Seller’s Broker and the Purchaser’s Broker, as the case may be, and undertake to communicate with each other in good faith.
5.4 Each of the Parties shall do or procure the doing of all such acts and will execute or procure the execution of all such documents as are necessary to implement the Block Trade.
Article 6
Put Option
6.1 DT hereby grants to HR the right to require DT to purchase from the HR OTE Shares (the “Put Option 1”) representing five per cent (5%) of such shares (the “Put Option 1 Shares”) at a price of twenty seven Euros and fifty cents (€ 27.50) per OTE Share (the “Put Option 1 Price”). The Put Option 1 will become exercisable, whether in whole or in part:
(a)	for a period beginning from 1 October 2008 (to the extent that the Completion Date has occurred prior to such date) or from the Completion Date (if such date has occurred after 1 October 2008) and expiring one (1) year after Completion (the “Put Option 1 Period”);

(b)	by HR irrevocably giving Notice (the “Put Option 1 Exercise Notice”) to DT of its intent to exercise the Put Option 1, specifying therein the exact number of the Put Option 1 Shares and the date for the transfer thereof, which shall be the fifteenth (15th) Business Day from the date of the Put Option 1 Exercise Notice (the “Put Option 1 Date”); and

(c)	at the Put Option 1 Price. It is understood that the Put Option 1 Price will not be reduced if the dividend declared by the Company in respect of its financial year ended on 31 December 2007 or that ending on 31 December 2008 or any interim dividend or other form of cash distribution to its shareholders that may be declared or made by the Company in respect of its current financial year which, in each case, will correspond to the Put Option 1 Shares, has been paid to the Seller on or prior to the Put Option 1 Date.
6.2 DT hereby grants to HR the right to require DT to purchase from the HR OTE Shares (the “Put Option 2”) representing ten per cent (10%) of such shares plus any portion of the Put Option 1 Shares which have not been sold by the Seller during the Put Option 1 Period (together the “Put Option 2 Shares”). The Put Option 2 will become exercisable, in whole or in part and in one or more tranches, for a period beginning one (1) year from Completion and ending on 31 December 2011 as follows:
(a)	at a price per Put Option 2 Share (the “Put Option 2 Price”) equal to the sum of (i) the weighted average market price for the OTE Shares on the ATHEX (“VWAP”) for the last 20 trading days prior to the Put Option 2 Exercise Notice (ii) and a premium of (A) twenty per cent (20%), if the Put Option 2 Exercise Notice is sent at any time within the period beginning one (1) year from Completion and expiring two (2) years from Completion (the “Put Option 2 First Period”), and (B) fifteen per cent (15%), if the Put Option 2 Exercise Notice is sent at any time after the Put Option 2 First Period until and including 31 December 2011 (the “Put Option 2 Second Period”); and

(b)	by HR irrevocably giving Notice to DT of its intent to exercise the Put Option 2 (the “Put Option 2 Exercise Notice”), specifying therein the exact number of the Put Option 2 Shares and the date for the transfer thereof, which shall be the third (3rd) Business Day after the expiration of one month from receipt by DT of the Put Option 2 Exercise Notice (each the “Put Option 2 Date”), it being understood that
(i)	“block trades” (as defined in article 100 et seq. of the ATHEX Regulation) shall not be taken into account to calculate the VWAP; and

(ii)	for the calculation of the VWAP, if such Put Option 2 Exercise Notice is given within twenty (20) trading days of a dividend being paid by OTE and thus the OTE Shares becoming ex-dividend in the process, for the purposes of calculating an average, the following adjustments to the OTE Share prices shall be made before the Put Option 2 Price is calculated as per Paragraph 6.2a:
(A)	In case the OTE Shares have been traded cum-dividend for ten (10) trading days or more than ten (10) days of the twenty (20) day VWAP period, the prices for the OTE Shares in the days that have been traded ex-dividend shall be increased by the amount of the dividend to calculate the VWAP. Put Option 2 Price referred to in Paragraph 6.2 (a) will be adjusted to be the sum of the VWAP and the relevant premium as in Paragraph 6.2 (a) above, less the per share amount of the dividend received.

(B)	in case the OTE Shares have been traded ex-dividend for more than ten (10) trading days of the twenty (20) day VWAP period, the prices for the OTE Shares in the days that have been traded cum-dividend shall be decreased by the amount of the dividend to calculate the VWAP.

The Put Option 2 Price referred to in Paragraph 6.2 (a) will be adjusted to be the sum of the VWAP and the relevant premium, as in Paragraph 6.2 (a) above.
6.3	The Parties agree that:
(a)	the receipt of DT of a Put Option Exercise Notice sent by the HR shall oblige the former to sell and the latter to purchase the relevant Put Option Shares at the relevant Put Option Price; and

(b)	the transfer of any Put Option Shares to DT from the HR shall require the entering into a separate written agreement, substantially in the form of this Agreement, with such adjustments as the Parties will deem necessary in view of the prevailing circumstances.
6.4 If, at any time during the Put Option 1 Period, the Put Option 2 First Period or the Put Option 2 Second Period, a Decision 35 Event occurs, thus triggering an adjustment to the market price of OTE Shares in accordance with Decision 35, the Parties agree that such adjustment shall be taken into account to calculate the Put Option 1 Price or Put Option 2 Price, as applicable.
6.5 If in any case there is no market price for OTE for any reason whatsoever for more than five (5) Business Days and thus the price used as a basis for the Put Option 2 cannot be calculated, then each Party will appoint an internationally recognized investment bank to provide a valuation estimate of the OTE Shares at that point in time. If there is less than 15% difference in the valuation estimate between the Parties as described above, then (i) the average of the two valuations plus a premium of 20% will be considered as the Put Option 2 Price if the Put Option 2 Exercise Notice was sent during Put Option 2 First Period, or (ii) the average of the two valuations plus a premium of 15% will be considered as Put Option 2 Price if the Put Option 2 Exercise Notice was sent during the Put Option 2 Second Period. If the valuation estimate between the Parties, as described, above is 15% or more, then both Parties will agree to appoint a third internationally recognized investment bank to provide a valuation estimate of the OTE Shares. If the Parties fail to agree on which investment bank to appoint, the Parties will refer the issue to the Geneva court of arbitration and agree to accept its nomination among international investment banks that do not have a conflict of interest with either Party. The Put Option 2 Price will be the average of the third investment bank’s valuation and the valuation of the original investment bank that was closest to the third investment bank’s valuation plus (i) a premium of 20%, if the Put Option 2 Exercise Notice was sent during the Put Option 2 First Period, or (ii) a premium of 15%, if the Put Option 2 Exercise Notice was sent during Put Option 2 Second Period.

Article 7
Representations
7.1	The HR hereby represents to DT as follows:
(a)	The HR is the sole and undisputed owner and possessor of the Sale Shares and it has the legal right and power to sell and transfer the Sale Shares, and upon transfer of the Sale Shares to DT pursuant to this Agreement title thereto will pass, free and clear of all Encumbrances.

(b)	The Sale Shares:
(i)	exist and are fully paid-in; and

(ii)	represent not less than 3.03% of the voting rights in the Company; and

(iii)	are in dematerialised form, listed and traded on the “Big Capitalization Category” of the “Securities Market” of ATHEX.
(c)	The Relevant Rights deriving from the Sale Shares are free and clear of any Encumbrance.

(d)	The execution of this Agreement by the HR and performance of its obligations hereunder and all documents and instruments signed or to be signed pursuant hereto, and the consummation of the Transactions, have been duly approved by the HR.
7.2	DT hereby represents to the HR that it:
(a)	it is duly incorporated, validly existing and operating and in good standing under the laws of the jurisdiction of its incorporation and has the requisite capacity, power and authority to enter into and to perform its obligations under this Agreement, the Transaction and any other document or instrument related hereto;

(b)	has obtained all Consents necessary or required to enable DT to sign and perform its obligations under this Agreement, the Transactions and any other document or instrument related hereto and such Consents remain in full force and effect, and no further steps on the part of DT are necessary or required to approve this Agreement or any other document or instrument relevant thereto and the consummation of the Transactions; and

(c)	The execution of this Agreement by DT and performance of its obligations hereunder and all documents and instruments signed or to be signed pursuant hereto, and the consummation of the Transactions, have been duly approved by DT.
Article 8
Covenants and Undertakings
During the Interim Period, the Seller hereby covenants with and undertakes to the Purchaser that it:
(a)	shall not sell, transfer, assign or otherwise Encumber or dispose of any Sale Shares or to agree or commit to do any of the foregoing; and

(b)	shall, in general, refrain from any act or omission which may adversely affect the consummation of the Transactions.
Article 9
Default Interest
All payments to be made under this Agreement shall be made in Euros in same day available funds. If any sum due for payment under or in accordance with this Agreement is not paid on the due date, the Party in default shall be liable for default interest at the rate of six per cent (6%) per annum (calculated on a day to day basis) on that sum from the due date until the date of actual payment.
Article 10
Confidentiality
10.1 The Parties shall use all reasonable endeavours to keep confidential and to ensure that their respective officers, employees, agents and professional and other advisers keep confidential any information and material (the “Confidential Information”) relating to the Transactions, this Agreement and any agreement or arrangement entered into pursuant hereto (the “Confidential Information”).
10.2 The Parties understand that full disclosure of the contents of this Agreement and relevant information, including Confidential Information, shall be required, for the purposes of the ratification of this Agreement and the Shareholders’ Agreement by the Greek Parliament.
10.3 Save as provided below, no Party may use for its own business or other purposes or disclose to any third party any Confidential Information without the consent of the other Party. This Article 10 shall not apply to:
(a)	information which is or becomes publicly available (otherwise than as a result of a breach of this Article 10);

(b)	information which is independently developed by the relevant Party at the date hereof or acquired from a third party, to the extent that it is acquired with the right to disclose it;

(c)	information which was lawfully in the possession of the relevant Party at the date hereof free of any restriction on disclosure;

(d)	information which, following disclosure under this Article 10, becomes available to the relevant Party from a source other than another Party which is not bound by any obligation of confidentiality in relation to such information;

(e)	the disclosure by a Party of Confidential Information to its directors, agents or employees, as the case may be, who/which need to know that Confidential Information in the reasonable opinion of such Party for purposes relating to this Agreement but the above persons shall not use that Confidential Information for any other purpose;

(f)	the disclosure of Confidential Information to the extent required to be disclosed by law or any court of competent jurisdiction, or any binding judgement, order or requirement of any competent Authority for the purposes of obtaining any Consent or otherwise, following consultation with the other Party;

(g)	the disclosure of Confidential Information to any Tax Authority to the extent reasonably required for the purposes of the tax affairs of the Party concerned or any member of its group;

(h)	the disclosure to a Party’s professional advisers of information reasonably required to be disclosed for purposes relating to this Agreement; or

(i)	any announcement, or circular made, or information provided in accordance with the terms of Articles 10 and 11.
10.4 Each Party shall inform any officer, employee or agent or any professional or other advisor advising it, as the case may be, in relation to matters concerning this Agreement and the Transaction, or to whom it provides Confidential Information, that such information is confidential and shall instruct them:
(a)	to keep it confidential; and

(b)	not to disclose it to any third party (other than those persons to whom it has already been or may be disclosed in accordance with the terms of this Article 10).
Article 11
Announcements
A Party shall not make any public announcement or issue any circular relating to this Agreement and the Purchase Agreement or any ancillary matter after the date hereof, without the Parties having consulted each other and provided that the Parties will have duly considered any comments made by the other Party. This Article 20 shall not prevent a Party from making any announcement or issue or release any press release or circular required by any applicable legislation, but the Party with an obligation to make an announcement or issue a circular shall consult with the other Party so far as is reasonably practicable before complying with such obligation.
Article 12
Notices — Service of Process
12.1 Any notice, claim, demand or other document or communication to be served or sent in connection with this Agreement or with any Proceedings (each a “Notice”) shall be in writing and may be delivered or sent by first class registered mail or facsimile or e-mail to the relevant Party at its address or facsimile number and e-mail address specified below or at such other address as either Party may have notified to the other Party five (5) Business Days prior to any change of contact details in accordance with this Paragraph 12.1, and marked “IMPORTANT LEGAL NOTICE”.
(a)	The contact details of the Purchaser are:

DEUTSCHE TELEKOM AG Address: Friedrich-Ebert-Allee 140, 53113 Bonn, Germany Tel: +49 228 181 850000 Fax: +49 228 181 85111 E-mail: kevin.copp@telekom.de Attention: Mr Kevin Copp with a copy to: Freshfields Bruckhaus Deringer, Attn.: Mr Michael Haidinger

(b)	The contact details of the Seller are:

Ministry of Economy and Finance
General Accounting Office
Directorate 25th  — Department C’
37 Panepistimiou Str.
Athens 101 65
Tel.: 210 - 33 38 910, 210 33 38 975
Fax: 210 - 33 38 959
email: d25@mof-glk.gr
Attention of: Director

with a copy to:
Ministry of Economy and Finance
Special Secretariat for Privatization
8 Karagiorgi Servias Str.
Athens 101 84
Tel: 210 - 33 75 736
Fax: 210 - 33 75 917
email: ega@mnec.gr
Attention of: Special Secretary for Privatization
12.2	Any Notice shall be deemed to have been served:
(a)	if delivered, at the date of delivery where it is delivered before 13.00 on a Business Day and, in any other case, at 10.00 on the Business Day following delivery; or

(b)	if posted, on the date of receipt where it is received before 15.00 on a Business Day and, in any other case, at 10.00 on the Business Day following receipt; or

(c)	if sent by facsimile or e-mail, on the date of transmission, where it is transmitted before 13.00 on a Business Day, and, in any other case, at 10.00 on the Business Day following the date of transmission, provided received in legible form.
12.3 In proving service of a Notice it shall be sufficient to prove that delivery was made or that the envelope containing the Notice was properly addressed and received or that the facsimile or e-mail was properly addressed and transmitted and received in legible form, as the case may be, in each case at the address, facsimile number or e-mail address referred to in Paragraph 12.1.
Article 13
Amendment, Variation and Waiver
No amendment, variation or waiver of this Agreement or any provision hereof shall be effective unless it is in writing and duly executed by or on behalf of each Party.
Article 14
Entire Agreement
This Agreement contains the entire agreement between the Parties relating to the Transaction and supersedes all previous arrangements of any kind between the Parties relating to the same matter.

Article 15
Language
This Agreement has been executed in the English language and all Notices between the Parties shall be in the English language.
Article 16
Assignment
This Agreement is personal to the Parties and the rights and obligations of any of the Parties may not be assigned or otherwise transferred without the prior written consent of the other Party.
Article 17
Miscellaneous
17.1 Each Party shall bear all Taxes, costs, commissions, fees, expenses or other charges of a similar nature incurred by it in connection with the preparation, negotiation, entry into and performance of this Agreement and the documents to be entered into pursuant hereto, taking into account article 10 of Law 3049/2002.
17.2 No failure of any Party to exercise, and no delay by it in exercising, any right, power or remedy in connection with this Agreement (each a “Right”) shall operate as a waiver of that Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of that Right or the exercise of any other Right. Any express waiver of any breach of this Agreement shall not be deemed to be a waiver of any subsequent breach.
17.3 If any provision (or part of a provision) in this Agreement is invalid or unenforceable to any extent or for any purpose, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining provisions (or the rest of the provision in question); but the relevant provision shall be deemed to be severed or subject to such consequential modifications as may be necessary.
17.4 Each Party warrants to the other to discharge in good faith all of its obligations in strict compliance with each, every and all the terms and provisions contained in this Agreement.
Article 18
Arbitration
All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration (the “ICC Rules”) of the International Chamber of Commerce (“ICC”) by three (3) arbitrators, of whom one shall be appointed by each Party and the third one (who will preside the arbitral tribunal) shall be appointed by the Chairman of the ICC, in accordance with the ICC Rules. The place or arbitration shall be Geneva, Switzerland and the language of the proceedings shall be the English language. The award rendered by the arbitral tribunal shall be final and binding, without recourse to national courts, except where provided by law.
Article 19
Applicable Law
This Agreement shall be governed by and construed in accordance with the laws of Greece.

IN WITNESS WHEREOF, the Parties have signed this Agreement in two (2) originals the day and year first above written and each Party has received one (1) original.

Signed on behalf of the Hellenic Republic	Signed on behalf of Deutsche Telecom AG

By	By

Name: George Alogoskoufis	Name: Kevin Kopp

Position: Minister of Economy and Finance, Greece	Position: Senior Executive Vice President

Name : Axel Lutzner
Position : Vice President

Place: Athens, 14 May 2008	Place: Athens, 14 May 2008”
´Áñèñï äåýôåñï
Êõñþíåôáé êáé áðïêôÜ éó÷ý íüìïõ ç Óõìöùíßá Ìåôü÷ùí ìåôáîý ôïõ Åëëçíéêïý Äçìïóßïõ êáé ôçò Deutsche Telekom AG, ðïõ õðåãñÜöç óôçí áããëéêÞ ãëþóóá ôçí 14ç Ìáúïõ 2008, ôï êåßìåíï ôçò ïðïßáò áêïëïõèåß óôçí åëëçíéêÞ êáé óôçí áããëéêÞ ãëþóóá.
«ÓÕÌÖÙÍÉÁ ÌÅÔÏ×ÙÍ
Ç ðáñïýóá óõìöùíßá ìåôü÷ùí (åöåîÞò ç «Óõìöùíßá») êáôáñôßæåôáé óôçí ÁèÞíá óôéò 14 ÌáÀïõ 2008, ìåôáîý:
1. ÔÏÕ ÅËËÇÍÉÊÏÕ ÄÇÌÏÓÉÏÕ (ôï «ÅÄ») íïìßìùò åêðñïóùðïýìåíïõ ãéá ôïõò óêïðïýò ôçò ðáñïý óáò Óõìöùíßáò áðü ôïí Õðïõñãü Ïéêïíïìßáò êáé Ïéêïíïìéêþí, óýìöùíá ìå ôçí õð’ áñéèì. 95/14.5.08 áðüöáóç ôçò ÄéõðïõñãéêÞò ÅðéôñïðÞò ÁðïêñáôéêïðïéÞóåùí ôïõ ÅÄ.
ÊÁÉ
2. ÔÇÓ DEUTSCHE TELEKOM AG, åðé÷åßñçóçò çëåêôñïíéêþí åðéêïéíùíéþí, ç ïðïßá Ý÷åé íïìßìùò óõóôáèåß êáé ëåéôïõñãåß óýìöùíá ìå ôï äßêáéï ôçò ÏìïóðïíäéáêÞò Äçìïêñáôßáò ôçò Ãåñìáíßáò («DT»), ìå Ýäñá ôç Âüííç êáé íïìßìùò åêðñïóùðåßôáé ãéá ôïõò óêïðïýò ôçò ðáñïýóáò Óõìöùíßáò áðü ôïõò ê.ê. Kevin Copp, Áíþôåñï Åêôåëåóôéêü Áíôéðñüåäñï, êáé Alex Lützner, Áíôéðñüåäñï.
Ôï ÅÄ êáé ç DT èá áðïêáëïýíôáé åöåîÞò áðü êïéíïý ôá «ÌÝñç» êáé áôïìéêÜ ôï «ÌÝñïò».
ÐÑÏÏÉÌÉÏ

(Á) Ç åôáéñßá ìå ôçí åðùíõìßá «Ïñãáíéóìüò Ôçëåðéêïéíùíéþí ÅëëÜäïò Á.Å.» (åöåîÞò ï «ÏÔÅ» Þ ç «Åôáéñßá») åßíáé åðé÷åßñçóç çëåêôñïíéêþí åðéêïéíùíéþí íïìßìùò óõóôáèåßóá êáé ëåéôïõñãïýóá ùò áíþíõìç åôáéñßá êáôÜ ôï äßêáéï ôçò ÅëëçíéêÞò Äçìïêñáôßáò, ìå Ýäñá ôï Áìáñïýóéï ÁôôéêÞò (Ëåùö. Êçöéóßáò áñ. 99). ÊáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò Óõìöùíßáò, ôï êáôáâåâëçìÝíï ìåôï÷éêü êåöÜëáéï ôçò Åôáéñßáò áíÝñ÷åôáé óôï ðïóü ôùí 1.171.459.429,71 ÅÕÑÙ (åöåîÞò ôï «ÕöéóôÜìåíï ÊåöÜëáéï») êáé äéáéñåßôáé óå 490.150.389 êïéíÝò ïíïìáóôéêÝò ìåôï÷Ýò, ïíïìáóôéêÞò áîßáò 2,39 ÅÕÑÙ Ýêáóôç (åöåîÞò ïé «ÕöéóôÜìåíåò Ìåôï÷Ýò»). Ïé ÕöéóôÜìåíåò Ìåôï÷Ýò åßíáé åéóçãìÝíåò êáé áðïôåëïýí áíôéêåßìåíï äéáðñáãìÜôåõóçò óôçí «Êáôçãïñßá ÌåãÜëçò Êåöáëáéïðïßçóçò» ôçò «ÁãïñÜò Áîéþí» ôïõ ×ñçìáôéóôçñßïõ Áèçíþí (åöåîÞò ôï «×ñçìáôéóôÞñéï»), üðùò åðßóçò êáé óôï ×ñçìáôéóôÞñéï Áîéþí ôçò ÍÝáò Õüñêçò õðü ôç ìïñöÞ «Áìåñéêáíéêþí Áðïèåôçñßùí Ôßôëùí» (American Depositary Receipts) êáé óôï ×ñçìáôéóôÞñéï Áîéþí Ëïíäßíïõ õðü ôç ìïñöÞ «Óõãêåíôñùôéêþí Áðïèåôçñßùí Ôßôëùí» (Global Depositary Receipts).
(Â) Óýìöùíá ìå ôéò õð’ áñéèì. 73/6.9.2006 êáé 74/9.11.2006 áðïöÜóåéò ôçò, ç ÄéõðïõñãéêÞ ÅðéôñïðÞ ÁðïêñáôéêïðïéÞóåùí ôïõ ÅÄ (åöåîÞò ç «ÄÅÁ») áðïöÜóéóå ôçí Ýíáñîç äéáäéêáóßáò ðåñáéôÝñù áðïêñáôéêïðïéÞóåùò ôïõ ÏÔÅ óýìöùíá ìå ôï Íüìï 3049/2002, üðùò áõôüò Ý÷åé ôñïðïðïéçèåß êáé éó÷ýåé.
(Ã) Óýìöùíá ìå ôçí áðü 18 Ìáñôßïõ 2008 åðéóôïëÞ ôçò ðñïò ôï ÅÄ, ç DT åîÝöñáóå åðéóÞìùò ôï åíäéáöÝñïí ôçò íá êáôáóôåß óôñáôçãéêüò åôáßñïò óôïí ÏÔÅ. Ìå ôçí õð’ áñéèì. 92/27.3.2008 áðüöáóÞ ôçò, ç ÄÅÁ áðïöÜóéóå, ìåôáîý Üëëùí, íá áîéïëïãÞóåé ôçí ðñüôáóç ôçò DT êáé íá îåêéíÞóåé äéáðñáãìáôåýóåéò ìáæß ôçò.
(Ä) Ìå ôçí áðü 13 ÌáÀïõ 2008 åðéóôïëÞ ôçò, ç DT õðÝâáëå åðéóÞìùò áßôçìá üðùò ç ÄÅÁ åãêñßíåé ôçí áðüêôçóç áðü ôçí DT ÕöéóôÜìåíùí Ìåôï÷þí ðïõ áíôéðñïóùðåýïõí ðïóïóôü õøçëüôåñï ôïõ 20% ôïõ ÕöéóôÜìåíïõ Êåöáëáßïõ (åöåîÞò ôï «Áßôçìá ôçò DT») óýìöùíá ìå ôéò ðáñáãñÜöïõò 1 êáé 2 ôïõ Üñèñïõ 11 ôïõ Íüìïõ 3631/2008 êáé êáôÝèåóå ôéò ðëçñïöïñßåò ðïõ áðáéôïýíôáé áðü ôï íüìï áõôü.
(Å) Ìå ôçí õð’ áñéèì. 93/8.5.2008 áðüöáóÞ ôçò, ç ÄÅÁ, ìåôáîý Üëëùí, åíÝêñéíå ôéò åíÝñãåéåò ðïõ åß÷áí ãßíåé óôï ðëáßóéï ôùí äéáðñáãìáôåýóåùí ìå ôçí DT ìÝ÷ñé ôçí çìåñïìçíßá åêåßíç êáé åîïõóéïäüôçóå ôïõò ÷ñçìáôïïéêïíïìéêïýò êáé íïìéêïýò óõìâïýëïõò ôïõ ÅÄ íá óõíå÷ßóïõí áõôÝò ôéò äéáðñáãìáôåýóåéò.
(ÓÔ) Ìå ôçí õð’ áñéè. 94/14.5.2008 áðüöáóÞ ôçò, ç ÄÅÁ åíÝêñéíå ôï Aßôçìá ôçò DT óýìöùíá ìå ôçí ðáñÜãñáöï 2 ôïõ Üñèñïõ 11 ôïõ Íüìïõ 3631/2008.
(Æ) Ìå ôçí õð’ áñéèì. 95/14.5.2008 áðüöáóÞ ôçò, ç ÄÅÁ, ìåôáîý Üëëùí, åíÝêñéíå (i) ôçí ðþëçóç óôçí DT 14.865.886 åê ôùí ÕöéóôÜìåíùí Ìåôï÷þí êõñéüôçôáò ôïõ ÅÄ, ðïõ áíôéðñïóùðåýïõí ðïóïóôü ðåñßðïõ 3,03% ôïõ ÕöéóôÜìåíïõ Êåöáëáßïõ êáé ôùí äéêáéùìÜôùí øÞöïõ ôïõ ÏÔÅ (åöåîÞò ïé «Ðùëïýìåíåò Ìåôï÷Ýò»), êáé (ii) ôçí ðáñïýóá Óõìöùíßá êáé ôç Óýìâáóç Ðþëçóçò Ìåôï÷þí óýìöùíá ìå ôçí ðáñÜãñáöï 1(ã) ôïõ Üñèñïõ 4 ôïõ Íüìïõ 3049/2002.
(Ç) ÄõíÜìåé óýìâáóçò ðþëçóçò ìåôï÷þí ðïõ êáôáñôßóôçêå ìåôáîý ôùí Ìåñþí êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò (åöåîÞò ç «Óýìâáóç Ðþëçóçò Ìåôï÷þí»), ôï ÅÄ

óõìöþíçóå íá ðùëÞóåé óôçí DT êáé ç DT óõìöþíçóå íá áãïñÜóåé áðü ôï ÅÄ ôéò Ðùëïýìåíåò Ìåôï÷Ýò óýìöùíá ìå ôïõò üñïõò ôçò Óýìâáóçò Ðþëçóçò Ìåôï÷þí.
(È) Ôá ìÝñç åðéèõìïýí íá ñõèìßóïõí ôç ó÷Ýóç ôïõò ùò ìÝôï÷ïé ôïõ ÏÔÅ üðùò ïñßæåôáé ðáñáêÜôù.
ÊÁÔÏÐÉÍ ÔÙÍ ÁÍÙÔÅÑÙ, ôá ÌÝñç óõìöùíïýí ôá áêüë ïõèá:
¢ñèñï 1 Ïñéóìïß êáé Åñìçíåßá
1.1. Ïñéóìïß Óôçí ðáñïýóá Óõìöùíßá, ïé áêüëïõèåò ëÝîåéò êáé åêöñÜóåéò èá Ý÷ïõí ôçí áêüëïõèç Ýííïéá:
«Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 13.
«Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 12.
«¢ñèñï» íïåßôáé Üñèñï ôçò ðáñïýóáò Óõìöùíßáò.
«ÅðéôñïðÞ ÅëÝã÷ïõ» íïåßôáé ç åðéôñïðÞ åëÝã÷ïõ ôïõ ÏÔÅ.
«ÌÝëïò ôçò ÅðéôñïðÞò ÅëÝã÷ïõ» íïåßôáé ìÝëïò ôçò ÅðéôñïðÞò ÅëÝã÷ïõ.
«Êáíïíéóìüò ôçò ÅðéôñïðÞò ÅëÝã÷ïõ» íïåßôáé ï êáíïíéóìüò ôçò ÅðéôñïðÞò ÅëÝã÷ïõ üðùò åãêñßèçêå áðü ôï ÄÓ ôïõ ÏÔÅ óôéò 24 ÌáÀïõ 2004 êáé áêïëïýèùò ôñïðïðïéÞèçêå óôéò 16 Éïõíßïõ êáé 20 Ïêôùâñßïõ 2005.
«Áñ÷Þ» íïåßôáé ïðïéáäÞðïôå êõâÝñíçóç, êñáôéêüò, õðåñåèíéêüò Þ Üëëïò ñõèìéóôéêüò/êáíïíéóôéêüò öïñÝáò, ïðïéïäÞðïôå äéêáóôÞñéï, äéáéôçôéêü äéêáóôÞñéï êáé ïðïéáäÞðïôå õðçñåóßá, óõìðåñéëáìâáíïìÝíçò ÅëëçíéêÞò Þ ÅõñùðáúêÞò áñ÷Þò áíôáãùíéóìïý.
«ÅñãÜóéìç ÇìÝñá» íïåßôáé ç çìÝñá (åêôüò ôïõ ÓáââÜôïõ êáé ôçò ÊõñéáêÞò) êáôÜ ôçí ïðïßá ïé ôñÜðåæåò ëåéôïõñãïýí ãåíéêþò ãéá óõíáëëáãÝò óôçí ÅëëÜäá êáé ôç Ãåñìáíßá.
«Ðñüåäñïò» íïåßôáé ï ðñüåäñïò ôïõ ÄÓ ôïõ ÏÔÅ.
«ÁëëáãÞ ÅëÝã÷ïõ óôçí DT» íïåßôáé ç ðåñßðôùóç êáôÜ ôçí ïðïßá Ýíá ç ðåñéóóüôåñá ðñüóùðá, åêôüò ôçò ÏìïóðïíäéáêÞò Äçìïêñáôßáò ôçò Ãåñìáíßáò, áð’ åõèåßáò Þ Ýììåóá, áðïêôïýí, áð’ åõèåßáò Þ Ýììåóá, ðïóïóôü 35% ôùí äéêáéùìÜôùí øÞöïõ óôçí DT.
«Åôáéñßá» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«Íüìïò ðåñß Áíùíýìùí Åôáéñéþí» íïåßôáé ï åëëçíéêüò ÊùäéêïðïéçìÝíïò Íüìïò 2190/1920 «ðåñß áíùíýìùí åôáéñéþí».

«Ìåôï÷Ýò ôçò Åôáéñßáò» íïïýíôáé ïé ÕöéóôÜìåíåò Ìåôï÷Ýò êáé ïðïéåóäÞðïôå Üëëåò ìåôï÷Ýò åêäßäïíôáé åêÜóôïôå áðü ôçí Åôáéñßá.
«ÐñïûðïèÝóåéò» Ý÷ïõí ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 18.
«Óõíáßíåóç» íïåßôáé ïðïéáäÞðïôå óõíáßíåóç, Üäåéá, Ýãêñéóç, åîïõóéïäüôçóç, åîáßñåóç, õðïâïëÞ, êáôá÷þñéóç Þ åããñáöÞ, áäåéïäüôçóç Þ åíôïëÞ, óå êÜèå ðåñßðôùóç åôáéñéêÞ, ñõèìéóôéêÞ/êáíïíéóôéêÞ Þ Üëëç, êáé áíáöïñÝò óôçí ðáñïýóá Óõìöùíßá óå «ëÞøç ÓõíáéíÝóåùí» èá åñìçíåýïíôáé áíáëüãùò.
«Cosmote» íïåßôáé ç åôáéñßá Cosmote ÊéíçôÝò Ôçëåðéêïéíùíßåò Á.Å.
«ÔñÝ÷ïí Ðñïóùñéíü EBITDA» íïåßôáé ùò ôá åíïðïéçìÝíá êÝñäç ðñï ôüêùí, öüñùí áðïìåéþóåùí êáé áðïóâÝóåùí ôçò Åôáéñßáò, ãéá ôçí ðåñßïäï ðïõ îåêéíÜ áðü ôçí çìåñïìçíßá ôùí êáôáóôÜóåùí ðïõ óõìðåñéëáìâÜíïíôáé óôéò ðëÝïí ðñüóöáôåò åôÞóéåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò êáé ëÞãåé êáôÜ ôçí çìåñïìçíßá ôùí ðëÝïí ðñüóöáôùí åíäéÜìåóùí êáôáóôÜóåùí, üðùò ðñïêýðôïõí áðü ôéò ðëÝïí ðñüóöáôåò åíäéÜìåóåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò ôçò.
«ÄÅÊÁ» íïåßôáé ç Äçìüóéá Åôáéñßá Êéíçôþí Áîéþí (ÄÅÊÁ) Á.Å.
«ÌÝëç» íïïýíôáé ôá ÌÝëç ôïõ ÅÄ êáé ôá ÌÝëç ôçò DT.
«ÌÝëç ôçò DT» íïïýíôáé ôá ðñüóùðá ðïõ åêëÝãïíôáé óôï ÄÓ ôïõ ÏÔÅ ýóôåñá áðü ðñüôáóç ôçò DT.
«1/4ìéëïò DT» íïåßôáé ç DT êáé ïé óõíäåäåìÝíåò ìå áõôÞí åôáéñßåò êáôÜ ôçí Ýííïéá ôùí ðáñáãñÜöùí 15 åð. ôïõ Ãåñìáíéêïý Íüìïõ ãéá ôéò Áíþíõìåò Åôáéñßåò (Aktiengesetz).
«Åôáéñßá Ïìßëïõ DT» íïåßôáé ç åôáéñßá ðïõ åßíáé ìÝëïò ôïõ Ïìßëïõ DT, ðÝñáí ôçò DT.
«Åéäïðïßçóç ôçò DT» íïåßôáé ç åéäïðïßçóç Þ Üëëïò ôýðïò Ýããñáöçò åðéêïéíùíßáò ðïõ ðñüêåéô áé íá áðïóôáëåß áðü ôçí DT ðñïò ôï ÅÄ âÜóåé Þ êáô’ åöáñìïãÞ ôçò ðáñïýóáò Óõìöùíßáò.
«Åêðñüóùðïò ôçò DT» íïåßôáé ï äéåõèýíùí óýìâïõëïò (chief executive officer) Þ ï ïéêïíïìéêüò äéåõèõíôÞò (chief financial officer) ôçò DT Þ ïðïéïäÞðïôå Üëëï ðñüóùðï Ý÷åé åîïõóéïäïôçèåß áðü ôïí äéåõèýíïíôá óýìâïõëï (chief executive officer) ôçò DT.
«Áßôçìá ôçò DT» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 13.
«EBITDA» íïåßôáé ùò ôá êÝñäç ðñï ôüêùí öüñùí, áðïóâÝóåùí êáé áðïìåéþóåùí ôùí ðñïçãïýìåíùí 12 ìçíþí üðùò ðñïêýðôïõí áðü ôéò åôÞóéåò ÏéêïíïìéêÝò

ÊáôáóôÜóåéò Þ ôéò åíäéÜìåóåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò ôçò Åôáéñßáò, áíáëüãùò ôïõ ðïéåò åßíáé ðéï ðñüóöáôåò. Óôçí ðåñßðôùóç ðïõ ïé åíäéÜìåóåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò åßíáé ïé ðéï ðñüóöáôåò, ôï EBITDA èá õðïëïãßæåôáé ùò ôï Üèñïéóìá ôïõ ÔñÝ÷ïíôïò Ðñïóùñéíïý EBITDA ðëÝïí ôïõ Ðñïçãïýìåíïõ Ðñïóùñéíïý EBITDA.
«ÅÅÔÔ» íïåßôáé ç ÅëëçíéêÞ ÅèíéêÞ ÅðéôñïðÞ Ôçëåðéêïéíùíéþí êáé Ôá÷õäñïìåßùí.
«Çìåñïìçíßá ¸íáñîçò Éó÷ýïò» íïåßôáé ç ÅñãÜóéìç ÇìÝñá êáôÜ ôçí ïðïßá èá Ý÷åé ðëçñùèåß ç ô åëåõôáßá Ðñïûðüèåóç óýìöùíá ìå ôï ¢ñèñï 18.
«Íüìïò ãéá ôéò ÇëåêôñïíéêÝò Åðéêïéíùíßåò» íïåßôáé ï Íüìïò 3431/2006.
«Åñãáæüìåíïé» íïïýíôáé ïé åñãáæüìåíïé êáé ôï ðñïóùðéêü ôïõ Ïìßëïõ ÏÔÅ êáôÜ ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò.
«ÂÜñïò» íïåßôáé ïðïéïäÞðïôå åíï÷éêü Þ åìðñÜãìáôï äéêáßùìá, ðåñéïñéóìïß êáé äéêáéþìáôá ôñßôùí ðñïóþðùí Þ ïðïéáäÞðïôå Üëëç óõìöùíßá Þ ñýèìéóç ðïõ äçìéïõñãåß Þ ðáñÝ÷åé óå ïðïéïäÞðïôå ðñüóùðï åíï÷éêü Þ êáé åìðñÜãìáôï äéêáßùìá Þ ðåñéïñßæåé íïìéêÜ ôçí éêáíüôçôá ôïõ åí ëüãù ðñïóþðïõ íá äéáèÝôåé õëéêÜ Þ Üõëá ðåñéïõóéáêÜ óôïé÷åß Þ ðåñéïõóßá, êáé ôï ñÞìá «Åðéâáñýíù» èá åñìçíåýåôáé áíáëüãùò.
«×ñçìáôéóôÞñéï» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«ÅêôåëåóôéêÞ ÅðéôñïðÞ» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 5.
«Ðñüåäñïò ÅêôåëåóôéêÞò ÅðéôñïðÞò» íïåßôáé ï ðñüåäñïò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò.
«ÌÝëïò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò» íïåßôáé ìÝëïò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò.
«Åîïõóßåò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò» Ý÷ïõí ôçí Ýííïéá ðïõ äßäåôáé óôçí ÐáñÜãñáöï 5.5.1 (â).
«ÕöéóôÜìåíï ÊåöÜëáéï» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«ÕöéóôÜìåíåò Ìåôï÷Ýò» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«ÏéêïíïìéêÝò ÊáôáóôÜóåéò» íïïýíôáé ïé åíïðïéçìÝíåò åôÞóéåò êáé åíäéÜìåóåò êáôáóôÜóå éò ôçò Åôáéñßáò Þ ôçò DT êáé, üðïõ óõíôñÝ÷åé ôÝôïéá ðåñßðôùóç, ôùí áíôßóôïé÷ùí Èõãáôñéêþí áõôþí, ãéá ïðïéáäÞðïôå åôáéñéêÞ ÷ñÞóç îåêéíÜ ôçí 1 Éáíïõáñßïõ 2008.
«ÅëëÜäá» íïåßôáé ç ÅëëçíéêÞ Äçìïêñáôßá, êáé «Åëëçíéêü/üò/Þ» èá åñìçíåýåôáé áíáëüãùò.
«ÌÝëç ôïõ ÅÄ» íïïýíôáé ôá ðñüóùðá ðïõ åêëÝãïíôáé óôï ÄÓ ôïõ ÏÔÅ êáôüðéí ðñüôáóçò ôïõ ÅÄ.

«Åéäïðïßçóç ôïõ ÅÄ» íïåßôáé ç åéäïðïßçóç Þ Üëëïò ôýðïò Ýããñáöçò åðéêïéíùíßáò ðïõ ðñüêåéôáé íá áðïóôáëåß áðü ôï ÅÄ ðñïò ôçí DT âÜóåé Þ óýìöùíá ìå ôçí ðáñïýóá Óõìöùíßá.
«Åêðñüóùðïò ôïõ ÅÄ» íïåßôáé ï Õðïõñãüò Ïéêïíïìßáò êáé Ïéêïíïìéêþí ôçò ÅëëçíéêÞò Äçìïêñáôßáò Þ ïðïéïäÞðïôå Üëëï ðñüóùðï åîïõóéïäïôçìÝíï áðü áõôüí.
«Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 12.< /TD>
«ÄÅÅ» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 27.
«Êáíüíåò ÄÅÅ» Ý÷ïõí ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 27.
«ÁíåîÜñôçôï ÌÝëïò» íïåßôáé ôï ÌÝëïò ðïõ ðëçñïß ôá êñéôÞñéá ôïõ Üñèñïõ 4 ôïõ Íüìïõ 3016/2002.
«ÄËÐ» íïïýíôáé ôá ÄéåèíÞ ËïãéóôéêÜ Ðñüôõðá.
«ÄÅÁ» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«Äéåõèýíùí Óýìâïõëïò» íïåßôáé ï äéåõèýíùí óýìâïõëïò ôïõ ÏÔÅ.
«Êáèáñü ×ñÝïò» íïåßôáé ç êáèáñÞ ÷ñçìáôïïéêïíïìéêÞ ÷ñåùóôéêÞ èÝóç ôçò Åôáéñßáò, üðùò ðñïêýðôåé á ðü ôéò ôåëåõôáßåò åíäéÜìåóåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò.
«Åéäïðïßçóç» íïåßôáé åßôå ìßá Åéäïðïßçóç ôïõ ÅÄ åßôå ìßá Åéäïðïßçóç ôçò DT Þ êáé ôá äýï, áíáëüãùò ôïõ ðåñéå÷ïìÝíïõ.
«ÏÔÅ» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«ÄÓ ôïõ ÏÔÅ» íïåßôáé ôï äéïéêçôéêü óõìâïýëéï ôïõ ÏÔÅ.
«Åðé÷åéñçìáôéêÝò äñáóôçñéüôçôåò ôïõ ÏÔÅ» íïïýíôáé ç ðáñï÷Þ «õðçñåóéþí çëåêôñïíéêþí åðéêïéíùíéþí», üðùò áõôÝò ïñßæïíôáé áðü ôï Íüìï ãéá ôéò ÇëåêôñïíéêÝò Åðéêïéíùíßåò.
«ÊåöÜëáéï ôïõ ÏÔÅ» íïåßôáé ôï åêÜóôïôå ìåôï÷éêü êåöÜëáéï ôïõ ÏÔÅ, êáé ðåñéëáìâÜíåé ôï Õö éóôÜìåíï ÊåöÜëáéï.
«1/4ìéëïò ÏÔÅ» íïåßôáé ï ÏÔÅ êáé ïé ÈõãáôñéêÝò ôïõ ðïõ áíáöÝñïíôáé óôéò Ïéê ïíïìéêÝò ÊáôáóôÜóåéò ôçò Åôáéñßáò.
«Åôáéñßá ôïõ Ïìßëïõ ÏÔÅ» óçìáßíåé åôáéñßá ðïõ åßíáé ìÝëïò ôïõ Ïìßëïõ ÏÔÅ, åêôüò ôïõ ÏÔÅ.
«ÃÓ ôïõ ÏÔÅ» óçìáßíåé ïðïéáäÞðïôå ôáêôéêÞ Þ Ýêôáêôç ãåíéêÞ óõíÝëåõóç ôùí ìåôü÷ùí ôïõ ÏÔÅ.

«Ìåôï÷Ýò ôïõ ÏÔÅ» íïïýíôáé ïé êïéíÝò ïíïìáóôéêÝò ìåôï÷Ýò ìå äéêáßùìá øÞöïõ ðïõ åêÜóôïôå åêäßäïíôáé áðü ôïí ÏÔÅ êáé óõìðåñéëáìâÜíïõí ôéò ÕöéóôÜìåíåò Ìåôï÷Ýò.
«ÐáñÜãñáöïò» íïåßôáé ðáñÜãñáöïò ôçò Óõìöùíßáò.
«Ðñïçãïýìåíï Ðñïóùñéíü EBITDA» íïåßôáé ùò ôá åíïðïéçìÝíá êÝñäç ðñï ôüêùí, öüñùí, áðïìåéþóåùí êáé áðïóâÝóåùí ôçò Åôáéñßáò ãéá ôçí ðåñßïäï ðïõ îåêéíÜåé áðü ôçí çìåñïìçíßá ôùí ëïãáñéáóìþí ðïõ ðåñéëáìâÜíïíôáé óôéò ðëÝïí ðñüóöáôåò åíäéÜìåóåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò, ìåßïí äþäåêá (12) ìÞíåò, êáé ëÞãåé êáôÜ ôçí çìåñïìçíßá ôùí ëïãáñéáóìþí ðïõ ðåñéëáìâÜíïíôáé óôéò ðëÝïí ðñüóöáôåò åôÞóéåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò, üðùò ðñïêýðôïõí áðü ôéò åöáñìïóôÝåò åôÞóéåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò Þ/êáé åíäéÜìåóåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò.
«Äéáäéêáóßåò» íïïýíôáé ïðïéáäÞðïôå äéêáóôéêÞ äéáäéêáóßá, äéáìÜ÷ç, äéáöïñÜ, íïìéêÞ åíÝñãåéá, äéáäéêáóßá Þ áîéþóåéò ïðïéáóäÞðïôå öýóåùò.
«Åêðñüóùðïé» íïïýíôáé ï Åêðñüóùðïò ôïõ ÅÄ êáé ï Åêðñüóùðïò ôçò DT.
«Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’)» íïåßôáé ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ, ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ, ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT êáé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT, Þ, áíÜëïãá ìå ôá óõìöñáæüìåíá, üëá ôá áíùôÝñù äéêáéþìáôá.
«Ðùëïýìåíåò Ìåôï÷Ýò» èá Ý÷ïõí ôçí Ýííïéá ðïõ äßäåôáé óôï Ðñïïßìéï.
«Åéäéêþò Ðñïóäéïñéæüìåíá ÊñÜôç» íïïýíôáé ç Áëâáíßá, ç Âïõëãáñßá, ç ÅëëÜäá, ç Ñïõìáíßá êáé ç Óåñâßá.
«Ðåñßïäïò Ìç Áýîçóçò Ðïóïóôïý» íïåßôáé ç ðåñßïäïò áðü ôçí çìåñïìçíßá ôçò ðáñïýóáò ìÝ÷ñé ôçí 31ç Äåêåìâñßïõ 2011.
«Êáôáóôáôéêü» íïåßôáé ôï êáôáóôáôéêü ôçò Åôáéñßáò, ùò éó÷ýåé êáôÜ ôçí çìåñïìçíßá õðïãñáöÞò ôçò ðáñïýóáò êáé ùò åêÜóôïôå éó÷ýåé.
«ÈõãáôñéêÞ» íïåßôáé åðé÷åßñçóç ðïõ èåùñåßôáé èõãáôñéêÞ Üëëçò åðé÷åßñçóçò óýìöùíá ìå ôçí ðáñÜãñáöï 5 ôïõ Üñèñïõ 42å ôïõ Íüìïõ ðåñß Áíùíýìùí Åôáéñéþí.
«ÄéÜñêåéá» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 18.4.1.
«Ìåôáâßâáóç» íïåßôáé ïðïéáäÞðïôå ðþëçóç, ìåôáâßâáóç, óõìðåñéëáìâáíïìÝíçò ïðïéáóäÞðï ôå êáôáðéóôåõôéêÞò ìåôáâßâáóçò Þ åéóöïñÜò óå åßäïò, äùñåÜ Þ Üëëç ìïñöÞ äéÜèåóçò êõñéüôçôáò, êáé ôï ñÞìá «ÌåôáâéâÜæù» èá åñìçíåýåôáé áíáëüãùò.
«Óýìâáóç Ìåôáâßâáóçò» Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôï ¢ñèñï 12.
«ÈÝìáôá Áñíçóéêõñßáò» íïïýíôáé ôá èÝìáôá ðïõ ïñßæïíôáé óôï ¢ñèñï 9 ùò ðñïò ôá ïðïßá ôï ÅÄ Ý÷åé Äéêáßùìá Áñíçóéêõñßáò.

«Äéêáßùìá Áñíçóéêõñßáò» íïåßôáé ôï äéêáßùìá ôïõ ÅÄ íá áíôéôá÷èåß óôç ëÞøç áðüöáóçò áðü ôï ÄÓ ôïõ ÏÔÅ Þ áðü ôç ÃÓ ôïõ ÏÔÅ, áíÜëïãá ìå ôçí ðåñßðôùóç, ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò.
«ÌÓ×Ô» èá Ý÷åé ôçí Ýííïéá ðïõ äßäåôáé óôçí ÐáñÜãñáöï 12.4
1.2. Åñìçíåßá Óôçí ðáñïýóá Óõìöùíßá, åêôüò áðü ôéò ðåñéðôþóåéò ðïõ ôá óõìöñáæüìåíá Üëëùò åðéôÜóóïõí:
(á) ïðïéáäÞðïôå áíáöïñÜ óå ÐáñÜãñáöï Þ ¢ñèñï èá íïåßôáé ùò áíáöïñÜ óôç ó÷åôéêÞ ÐáñÜãñáöï Þ óå ¢ñèñï ôçò ðáñïýóáò Óõìöùíßáò,
(â) ïé ôßôëïé ôùí ¢ñèñùí Ý÷ïõí ôåèåß ãéá äéåõêüëõíóç êáé ìüíïí êáé äåí åðçñåÜæïõí ôçí åñìçíåßá ôçò ðáñïýóáò Óõìöùíßáò,
(ã) ç ÷ñÞóç ôïõ åíéêïý óõìðåñéëáìâÜíåé ôïí ðëçèõíôéêü êáé áíôéóôñüöùò,
(ä) ç ÷ñÞóç ïðïéïõäÞðïôå ãÝíïõò ðåñéëáìâÜíåé êáé ôï Ýôåñï ãÝíïò,
(å) ïðïéáäÞðïôå áíáöïñÜ óå «ðñüóùðá» ðåñéëáìâÜíåé öõóéêÜ ðñüóùðá, åðé÷åéñÞóåéò/öïñåßò (áíåîáñôÞôù ò ôïõ áí Ý÷ïõí íïìéêÞ ðñïóùðéêüôçôá), ïñãáíéóìïýò, êõâåñíÞóåéò, êõâåñíçôéêïýò öïñåßò êáé ëïéðÜ ðáñüìïéá üñãáíá,
(óô) ïðïéáäÞðïôå áíáöïñÜ óå Íüìï íïåßôáé ùò áíáöïñÜ óå åëëçíéêü íüìï,
(æ) ïðïéáäÞðïôå áíáöïñÜ óå Íüìï, ïðïéïíäÞðïôå Üëëï íüìï, íïìïèÝôçìá, íïìïèåôéêÞ äéÜôáîç, êáíüíá Þ êáíïíéóìü, êáíïíéóôéêÞ äéÜôáîç Þ åîïõóéïäïôéêü íüìï («íïìïèåóßá») íïåßôáé ùò áíáöïñÜ ó’ áõôÞ ôç íïìïèåóßá, üðùò áõôÞ åêÜóôïôå ôñïðïðïéåßôáé êáé éó÷ýåé, êáèþò êáé óå ïðïéáäÞðïôå íïìïèåóßá åðáíá-èåóðßæåé Þ êùäéêïðïéåß (ìå Þ ÷ùñßò ôñïðïðïéÞóåéò) áõôÞ ôç íïìïèåóßá,
(ç) üñïé ìå êåöáëáßá êáé åêöñÜóåéò ðïõ ïñßæïíôáé óôç Óýìâáóç Ðþëçóçò Ìåôï÷þí, üôáí ÷ñçóéìïðïéïýíôáé óôçí ðáñïýóá Óõìöùíßá, èá Ý÷ïõí ôçí åêåß ïñéæüìåíç Ýííïéá, åêôüò áí Üëëùò ïñßæåôáé åäþ Þ áí Üëëùò åðéôÜóóïõí ôá óõìöñáæüìåíá, êáé
(è) ãéá ôïõò óêïðïýò ôçò Üóêçóçò êáé ôïõ õðïëïãéóìïý ôùí äéêáéùìÜôùí øÞöïõ (1) ôïõ ÅÄ, èá ëáìâÜíïíôáé õð’ üøç êáé ôá äéêáéþìáôá øÞöïõ ðïõ êáôÝ÷åé ç ÄÅÊÁ, êáé (2) ôçò DT, èá ëáìâÜíïíôáé õðüøç ôá äéêáéþìáôá øÞöïõ ôçò DT êáé ïðïéïõäÞðïôå ìÝëïõò ôïõ Ïìßëïõ DT, áíÜëïãá ìå ôçí ðåñßðôùóç.
ÌÅÑÏÓ Á ÃåíéêÝò Áñ÷Ýò ¢ñèñï 2 Ãåíéêüò Óêïðüò êáé ÓôñáôçãéêÞ
2.1. Êáè’ üëç ôç ÄéÜñêåéá, ôá ÌÝñç èá áóêïýí ôá äéêáéþìáôá, ôéò õðï÷ñåþóåéò êáé ôá êáèÞêïíôÜ ôïõò áðü ôçí ðáñïýóá Óõìöùíßá êáé ùò ìÝôï÷ïé ôïõ ÏÔÅ þóôå:
(á) íá ðñïùèïýí ôéò åðé÷åéñçìáôéêÝò äñáóôçñéüôçôåò êáé ôç ëåéôïõñãßá ôïõ Ïìßëïõ ÏÔÅ ðñïò üöåëïò ôçò Åôáéñßáò,

(â) íá ìåñéìíïýí þóôå ï ÏÔÅ íá åîáêïëïõèåß íá ðáñÝ÷åé «êáèïëéêÝò õðçñåóßåò» (üðùò áõôÝò ïñßæïíôáé óôï Íüìï ãéá ôéò ÇëåêôñïíéêÝò Åðéêïéíùíßåò) ãéá üóï äéÜóôçìá áðáéôåßôáé áõôü áðü ôçí ÅÅÔÔ, óýìöùíá ìå ôï Íüìï ãéá ôéò ÇëåêôñïíéêÝò Åðéêïéíùíßåò,
(ã) íá ìåñéìíïýí þóôå ï ÏÔÅ íá óõììïñöþíåôáé ìå:
(i) ôéò áðáéôÞóåéò ôïõ ÅÄ óå ó÷Ýóç ìå æçôÞìáôá åèíéêÞò Üìõíáò êáé áóöÜëåéáò óýìöùíá ìå ôçí åöáñìïóôÝá íïìïèåóßá, êáé
(ii) ôéò õðï÷ñåþóåéò ôïõ Ýíáíôé ôùí ÅñãáæïìÝíùí óýìöùíá ìå ôçí åöáñìïóôÝá íïìïèåóßá,
(ä) íá ìåñéìíïýí þóôå:
(i) ç Ýäñá ôïõ ÏÔÅ êáé ïðïéáóäÞðïôå Üëëçò Åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ Ý÷åé óõóôáèåß óôçí ÅëëÜäá êáôÜ ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò èá ðáñáìåßíåé óôçí ÅëëÜäá, êáé
(ii) ïé Ìåôï÷Ýò ôïõ ÏÔÅ íá ìç äéáãñáöïýí áðü ôï ×ñçìáôéóôÞñéï, åêôüò áí Üëëùò áðáéôåßôáé áðü ôçí åöáñìïóôÝá íïìïèåóßá.
2.2. ÊáôÜ ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò: (á) ôï ÅÄ, áð’ åõèåßáò êáé ìÝóù ôçò ÄÅÊÁ, èá êáôÝ÷åé 122.537.599 Ìåôï÷Ýò ôïõ ÏÔÅ ðïõ áíôéðñïóùðåýïõí ðïóïóôü 25% óõí ìßá (1) åê ôùí Ìåôï÷þí ÏÔÅ, êáé (â) Ç DT èá êáôÝ÷åé ç ßäéá áð’ åõèåßáò 122.537.599 Ìåôï÷Ýò ôïõ ÏÔÅ ðïõ áíôéðñïóùðåýïõí ðïóïóôü 25% óõí ìßá (1) åê ôùí Ìåôï÷þí ôïõ ÏÔÅ êáé êáíÝíá Üëëï ìÝëïò ôïõ Ïìßëïõ DT äåí èá êáôÝ÷åé Ìåôï÷Ýò ôïõ ÏÔÅ Þ äéêáéþìáôá øÞöïõ óôïí ÏÔÅ.
2.3. Ôá ÌÝñç èá ìåñéìíïýí þóôå ôá ÌÝëç ðïõ ðñïôåßíïíôáé áðü Ýêáóôï åî áõôþí, ðëçí ôùí ÁíåîÜñôçôùí Ìåëþí, íá øçößæïõí óôéò óõíåäñéÜóåéò ôïõ ÄÓ ôïõ ÏÔÅ êáé ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, êáôÜ ðåñßðôùóç, ðñïêåéìÝíïõ íá (i) ôçñïýíôáé ïé áñ÷Ýò ðïõ ïñßæïíôáé áíùôÝñù óôçí ÐáñÜãñáöï 2.1., êáé (ii) íá åöáñìüæåôáé ç ðáñïýóá Óõìöùíßá ãåíéêüôåñá, ëáìâáíïìÝíïõ õðüøç ôïõ êáèÞêïíôïò ðßóôçò êáé ìç óýãêñïõóçò óõìöåñüíôùí ôùí Ìåëþí Ýíáíôé ôçò Åôáéñßáò óýìöùíá ìå ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ïðïéáäÞðïôå Üëëç åöáñìïóôÝá íïìïèåóßá.
2.4. ¸êáóôï ÌÝñïò èá äéêáéïýôáé íá åêêéíåß êáé íá áðáéôåß ôçí åöáñìïãÞ ôçò äéáäéêáóßáò áíôéêáôÜóôáóçò ïðïéïõäÞðïôå ÌÝëïõò Þ ÌÝëïõò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, êáôÜ ðåñßðôùóç, ðïõ Ý÷åé ðñïôáèåß áðü ôï ÌÝñïò áõôü ïðïôåäÞðïôå, óýìöùíá ìå ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü. Óôçí ðåñßðôùóç ðïõ ïðïéïäÞðïôå ÌÝëïò Þ ÌÝëïò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò øçößóåé êáôÜ ôñüðï ðïõ äåí óõíÜäåé ìå ôïõò üñïõò ôçò ðáñïýóáò Óõìöùíßáò, êáé, óõíåðåßá ôïýôïõ, åßôå äåí ëçöèåß áðüöáóç åßôå ëçöèåß áðüöáóç áðü ôï ÄÓ ôïõ ÏÔÅ Þ ôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ, óå êÜèå ðåñßðôùóç áíôßèåôç áðü ôá ïñéæüìåíá óôçí ðáñïýóá Óõìöùíßá, ôüôå, ìå ôçí åðéöýëáîç ôïõ äéêáéþìáôïò ôïõ ÌÝñïõò ðïõ ðñüôåéíå ôï åí ëüãù ÌÝëïò Þ ÌÝëïò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò (åöåîÞò ôï «Ðñïôåßíïí ÌÝñïò») íá áíôéêáôáóôÞóåé ôï ðñüóùðï áõôü, ôá ÌÝñç, êáôüðéí áéôÞìáôïò ïðïéïõäÞðïôå ÌÝñïõò, èá ìåñéìíïýí þóôå íá ëáìâÜíåôáé åê íÝïõ áðüöáóç áðü ôï ÄÓ ôïõ ÏÔÅ Þ ôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ, óýìöùíá ìå ôïõò üñïõò ôçò ðáñïýóáò Óõìöùíßáò. Åöüóïí äåí ëçöèåß ôÝôïéá áðüöáóç, ôï ÌÝñïò ðïõ äåí åßíáé ôï Ðñïôåßíïí ÌÝñïò, äýíáôáé åßôå:
(á) íá áðáéôÞóåé üðùò ôï åí èÝìáôé æÞôçìá ðáñáðåìöèåß óôç ÃÓ ôïõ ÏÔÅ áðü ïðïéïäÞðïôå ÌÝñïò, õðü ôçí éäéüôçôá áõôïý ùò ìåôü÷ïõ, üðïõ ôá ÌÝñç èá

áóêÞóïõí ôá äéêáéþìáôá øÞöïõ ôïõò õðÝñ ôçò ëÞøçò áðüöáóçò ç ïðïßá èá óõíÜäåé ìå ôïõò üñïõò ôçò Óõìöùíßáò êáé èá åîïõóéïäïôåß ïðïéïäÞðïôå ÌÝëïò Ý÷åé ðñïôáèåß áðü ôï ÌÝñïò ðïõ äåí åßíáé ôï Ðñïôåßíïí ÌÝñïò íá åöáñìüóåé ôçí åí ëüãù áðüöáóç. ÅÜí ôï óõãêåêñéìÝíï èÝìá åßíáé ôÝôïéï ðïõ äåí ìðïñåß íá ðáñáðåìöèåß óôç ÃÓ ôïõ ÏÔÅ Þ íá ëçöèåß áðüöáóç åð’ áõôïý áðü ôç ÃÓ ôïõ ÏÔÅ Þ áí ç êáôÜ ôá áíùôÝñù åîïõóéïäüôçóç äåí åßíáé äõíáôÞ, èá êéíåßôáé êáé èá åöáñìüæåôáé ç äéáäéêáóßá ãéá ôçí áíôéêáôÜóôáóç ôïõ ÌÝëïõò ðïõ Ý÷åé ðñïôáèåß áðü ôï Ðñïôåßíïí ÌÝñïò, êáôüðéí áéôÞìáôïò ïðïéïõäÞðïôå åê ôùí Ìåñþí, åßôå
(â) íá åêêéíÞóåé êáé íá áðáéôÞóåé ôçí åöáñìïãÞ ôçò äéáäéêáóßáò ãéá ôçí áíôéêáôÜóôáóç ôïõ ÌÝëïõò ðïõ Ý÷åé ðñïôáèåß áðü ôï Ðñïôåßíïí ÌÝñïò.
2.5. Åöüóïí ïé äéáôÜîåéò ôçò ðáñïýóáò Óõìöùíßáò Ýñ÷ïíôáé óå áíôßèåóç ìå ôï Êáôáóôáôéêü, ïé äéáôÜîåéò ôçò Óõìöùíßáò èá õðåñéó÷ýïõí óôéò ó÷Ýóåéò ìåôáîý ôùí Ìåñþí. ÏðïôåäÞðïôå êáôÜ ôç ÄéÜñêåéá, ôá ÌÝñç ïöåßëïõí íá óõãêáëïýí ÃÓ ôïõ ÏÔÅ ôï ôá÷ýôåñï äõíáôüí, êáôüðéí áéôÞìáôïò ïðïéïõäÞðïôå ÌÝñïõò, êáé íá áóêïýí óå áõôÞ ôá äéêáéþìáôá øÞöïõ ôïõò Ýôóé, þóôå íá åöáñìüæïíôáé ïé äéáôÜîåéò ôçò ðáñïýóáò Óõìöùíßáò ìåñéìíþíôáò ãéá ôçí ôñïðïðïßçóç ôïõ Êáôáóôáôéêïý óôï ìÝãéóôï äõíáôü âáèìü.
ÌÅÑÏÓ Â ÅôáéñéêÞ ÄéáêõâÝñíçóç
¢ñèñï 3 ÃåíéêÝò ÄéáôÜîåéò
3.1. Ç ðáñïýóá Óõìöùíßá èåóðßæåé ôéò áñ÷Ýò åôáéñéêÞò äéáêõâÝñíçóçò ôïõ ÏÔÅ ðïõ èá åöáñìüæïõí ôá ÌÝñç êáè’ üëç ôç ÄéÜñêåéá êáé ïé ïðïßåò áöïñïýí ôéò áêüëïõèåò ðåñéðôþóåéò:
(á) Ôï ÅÄ êáôÝ÷åé ôïõëÜ÷éóôïí 15% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ êáé
(i) åßôå ôá ÌÝñç óõìöùíïýí üôé ïé èÝóåéò ôïõ ÐñïÝäñïõ êáé ôïõ Äéåõèýíïíôïò Óõìâïýëïõ ôçò Åôáéñßáò èá êáôÝ÷ïíôáé áðü ôï ßäéï ðñüóùðï
(ii) åßôå ïé èÝóåéò ôïõ ÐñïÝäñïõ êáé ôïõ Äéåõèýíïíôïò Óõìâïýëïõ ôçò Åôáéñßáò êáôÝ÷ïíôáé áðü äéáöïñåôéêÜ ðñüóùðá
(â) Ôï ÅÄ êáôÝ÷åé ðïóïóôü ìéêñüôåñï ôïõ 15% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ ôïõ ÏÔÅ.
(ã) ÁíåîáñôÞôùò ôïõ ðïóïóôïý äéêáéùìÜôùí øÞöïõ ðïõ êáôÝ÷åé ôï ÅÄ óôïí ÏÔÅ, ç DT êáôÝ÷åé ðïóïóôü ìéêñüôåñï ôïõ 25% ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ, ìå ôçí åðéöýëáîç ôïõ ¢ñèñïõ 7.
3.2. 1/4ðïõ ïé ñõèìßóåéò ãéá ôçí åôáéñéêÞ äéáêõâÝñíçóç ðïõ ðåñéÝ÷ïíôáé óôï ÌÝñïò Â ôçò ðáñïýóáò Óõìöùíßáò ðáñÝ÷ïõí ôï äéêáßùìá óå Ýíá ÌÝñïò íá ðñïôåßíåé ÌÝëïò Þ ÌÝëïò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò , ôï åí ëüãù äéêáßùìá ðñüôáóçò èá ðåñéëáìâÜíåé, óå êÜèå ðåñßðôùóç ôï äéêáßùìá áíÜêëçóçò ôïõ åí ëüãù ðñïóþðïõ, êáôÜ ôç äéáêñéôéêÞ åõ÷Ýñåéá ôïõ åí ëüãù ÌÝñïõò, êáé ôï áíôßóôïé÷ï Ýôåñï ÌÝñïò èá Ý÷åé ôçí õðï÷ñÝùóç íá óõíáéíÝóåé êáé íá ðñïâåß óå üëåò ôéò áðáñáßôçôåò åíÝñãåéåò þóôå íá ðñáãìáôùèåß áõôÞ ç áíÜêëçóç.

¢ñèñï 4 ÅôáéñéêÞ ÄéáêõâÝñíçóç – Ôï ÅÄ êáôÝ÷åé ôïõëÜ÷éóôïí 15% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ
4.1. Ðåäßï ÅöáñìïãÞò
Ôï ¢ñèñï 4 åöáñìüæåôáé ãéá üóï äéÜóôçìá ôï ÅÄ êáôÝ÷åé ôïõëÜ÷éóôïí 15% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ êáé ôá ÌÝñç óõìöùíïýí üôé ïé èÝóåéò ôïõ ÐñïÝäñïõ êáé ôïõ Äéåõèýíïíôïò Óõìâïýëïõ ôçò Åôáéñßáò èá êáôÝ÷ïíôáé áðü ôï ßäéï ðñüóùðï, ìå ôçí åðéöýëáîç ôïõ Üñèñïõ 7, ôï ïðïßï õðåñéó÷ýåé åöüóïí ç DT êáôÝ÷åé ðïóïóôü ìéêñüôåñï ôïõ 25% ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ.
4.2. ÄÓ ôïõ ÏÔÅ
4.2.1. Ôï ÄÓ ôïõ ÏÔÅ èá áðáñôßæåôáé áðü äÝêá (10) ÌÝëç ôá ïðïßá èá ðñïôåßíïíôáé êáé èá åêëÝãïíôáé êáôÜ ôá ïñéæüìåíá óôéò ÐáñáãñÜöïõò 4.2. êáé 4.3., åê ôùí ïðïßùí äýï (2) èá åßíáé ÁíåîÜñôçôá ÌÝëç.
4.2.2. ÊÜèå ÌÝñïò èá äéêáéïýôáé, êáôüðéí Åéäïðïßçóçò óôï Ýôåñï ÌÝñïò, íá ðñïôåßíåé êáé áéôåßôáé ôçí åêëïãÞ ðÝíôå (5) Ìåëþí, óõìðåñéëáìâáíïìÝíïõ åíüò (1) ÁíåîÜñôçôïõ ÌÝëïõò, õðü ôçí ðñïûðüèåóç üôé ôá ÌÝñç èá Ý÷ïõí ðñïçãïõìÝíùò äéáâïõëåõôåß ùò ðñïò êÜèå ðñüôáóç, äß÷ùò, üìùò, íá äåóìåýïíôáé áðü ôõ÷üí äéáöïñåôéêÞ ðñüôáóç ôïõ Ýôåñïõ ÌÝñïõò.
4.2.3. Ôï ÄÓ ôïõ ÏÔÅ èá Ý÷åé üëá ôá êáèÞêïíôá, åõèýíåò, äéêáéþìáôá, åîïõóßåò êáé áñìïäéüôçôåò ðïõ ôïõ áíáôßèåíôáé óýìöùíá ìå ôï Êáôáóôáôéêü, ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôç ëïéðÞ åöáñìïóôÝá íïìïèåóßá, ôçñïõìÝíçò ôçò ÐáñáãñÜöïõ 4.3.5., êáé èá åßíáé áðïêëåéóôéêÜ áñìüäéï íá ëáìâÜíåé áðïöÜóåéò ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò, åîáéñïõìÝíùí åêåßíùí ôùí ÈåìÜôùí Áñíçóéêõñßáò ðïõ áðáéôïýí áðüöáóç ôçò ÃÓ ôïõ ÏÔÅ óýìöùíá ìå ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü.
4.2.4. Ïé áðïöÜóåéò ôïõ ÄÓ ôïõ ÏÔÅ èá ëáìâÜíïíôáé ìå áðëÞ áðáñôßá êáé ðëåéïøçößá, åêôüò áí Üëëùò áðáéôåßôáé áðü ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü, åíþ ãéá ôéò áðïöÜóåéò ùò ðñïò ÈÝìáôá Áñíçóéêõñßáò èá áðáéôåßôáé: (á) áðáñôßá ôïõëÜ÷éóôïí ïêôþ (8) Ìåëþí êáé åöüóïí ç åí ëüãù áðáñôßá äåí åðéôõã÷Üíåôáé óôç óõíåäñßáóç ôïõ ÄÓ ôïõ ÏÔÅ, èá óõãêáëåßôáé åê íÝïõ ôï ÄÓ ôïõ ÏÔÅ ôï óõíôïìüôåñï äõíáôüí ïðüôå êáé èá áðáéôåßôáé áðáñôßá Ýîé (6) Ìåëþí, êáé (â) ç èåôéêÞ øÞöïò ôïõëÜ÷éóôïí åðôÜ (7) Ìåëþí, üðïõ áðáéôåßôáé áðáñôßá ïêôþ (8) Ìåëþí, Þ ôïõëÜ÷éóôïí ðÝíôå (5) Ìåëþí, üðïõ áðáéôåßôáé áðáñôßá Ýîé (6) Ìåëþí. Êáé óôéò äýï ðåñéðôþóåéò äýï (2) åê ôïõ óõíüëïõ ôùí áðáéôïýìåíùí èåôéêþí øÞöùí èá ðñÝðåé íá ðñïÝñ÷ïíôáé áðü ôá ÌÝëç ôïõ ÅÄ.
4.3. Ðñüåäñïò êáé Äéåõèýíùí Óýìâïõëïò
4.3.1. Ôá ÌÝñç óõìöùíïýí ðùò áðü ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò, ôï ðñüóùðï ðïõ êáôÝ÷åé ôç èÝóç ôïõ ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò Óõìöùíßáò èá åðáíåêëåãåß êáé èá êáôÝ÷åé êáé ôéò äýï èÝóåéò.
4.3.2. Ìå ôçí åðéöýëáîç ôùí ñõèìßóåùí ôçò ÐáñáãñÜöïõ 4.3.1., êÜèå öïñÜ ðïõ (i) óõãêáëåßôáé ÃÓ ôïõ ÏÔÅ ãéá ôçí åêëïãÞ ôïõ ÄÓ ôïõ ÏÔÅ Þ (ii) ôï ÄÓ ôïõ ÏÔÅ

óõãêáëåßôáé ãéá íá åêëÝîåé ôïí Ðñüåäñï êáé ôï Äéåõèýíïíôá Óýìâïõëï, êáôÜ ðåñßðôùóç, åíôüò äÝêá (10) ÅñãÜóéìùí Çìåñþí ðïõ ðñïçãïýíôáé ôçò ðñïãñáììáôéóìÝíçò ÃÓ ôïõ ÏÔÅ Þ ôïõ ÄÓ ôïõ ÏÔÅ, êáôÜ ðåñßðôùóç, ôá ÌÝñç èá äéáâïõëåýïíôáé ìåôáîý ôïõò ìå óêïðü íá óõìöùíÞóïõí åÜí ôç èÝóç ôïõ ÐñïÝäñïõ êáé ôïõ Äéåõèýíïíôïò Óõìâïýëïõ èá êáôÝ÷åé Ýíá (1) êáé ôï áõôü ðñüóùðï. ÅÜí:
(á) åðéôåõ÷èåß óõìöùíßá, ôï åí ëüãù ðñüóùðï èá ðñïôáèåß áðü ôçí DT, êáé ôï ÅÄ èá (i) áóêÞóåé ôá äéêáéþìáôá øÞöïõ ôïõ óôç ó÷åôéêÞ ÃÓ ôïõ ÏÔÅ þóôå ôï åí ëüãù ðñüóùðï íá åêëåãåß áñ÷éêþò ùò ÌÝëïò êáé/Þ (ii) óå êÜèå Üëëç ðåñßðôùóç, ìåñéìíÜ þóôå ôá ÌÝëç ôïõ ÅÄ, åêôüò ôùí ÁíåîÜñôçôùí Ìåëþí, íá øçößóïõí õðÝñ ôçò åêëïãÞò ôïõ åí ëüãù ðñïóþðïõ ùò ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ áðü ôï ÄÓ ôïõ ÏÔÅ, åíþ
(â) äåí åðéôåõ÷èåß ôÝôïéá óõìöùíßá, èá åöáñìüæåôáé ôï ¢ñèñï 5.
4.3.3. Ôá ÌÝñç èá ìåñéìíÞóïõí ãéá íá ôñïðïðïéçèåß ôï Êáôáóôáôéêü ôï óõíôïìüôåñï äõíáôüí ìåôÜ ôçí êýñùóç ôçò ðáñïýóáò Óõìöùíßáò êáé ôçò Óýìâáóçò Ðþëçóçò Ìåôï÷þí áðü ôç ÂïõëÞ ôùí ÅëëÞíùí, þóôå íá õðåñéó÷ýåé, óå ðåñßðôùóç éóïøçößáò, ç øÞöïò ôïõ Ðñüåäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ, õðü ôçí éäéüôçôÜ ôïõ ùò ÐñïÝäñïõ, ùò ðñïò üëá ôá èÝìáôá ãéá ôá ïðïßá áðáéôåßôáé áðüöáóç ôïõ ÄÓ ôïõ ÏÔÅ, åîáéñïõìÝíùí ôùí ÈåìÜôùí Áñíçóéêõñßáò, ùò ðñïò ôá ïðïßá ç DT èá ìåñéìíÜ þóôå ï Ðñüåäñïò êáé Äéåõèýíùí Óýìâïõëïò íá øçößæåé êáôÜ ôïí ßäéï ôñüðï ðïõ øçößæïõí ôá ÌÝëç ôïõ ÅÄ, åêôüò ôùí ÁíåîÜñôçôùí Ìåëþí. Ùò ðñïò èÝìáôá ðïõ áöïñïýí ôç óõãêñüôçóç ôïõ ÄÓ ôïõ ÏÔÅ óå óþìá, ôç óýãêëçóç ôçò ÃÓ ôïõ ÏÔÅ êáé ôïí ïñéóìü ôùí Ìåëþí ôçò ÅðéôñïðÞò ÅëÝã÷ïõ, ç øÞöïò ôïõ Ðñüåäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ äåí èá õðåñéó÷ýåé óå ðåñßðôùóç éóïøçößáò êáé ïé áðïöÜóåéò ùò ðñïò ôá åí ëüãù æçôÞìáôá èá ëáìâÜíïíôáé áðü ôï ÄÓ ôïõ ÏÔÅ êáôÜ ôïõò üñïõò ôçò ðáñïýóáò Óõìöùíßáò.
4.3.4. Áí êáôÜ ôç äéÜñêåéá ôçò èçôåßáò ôïõ ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ, óõìðåñéëáìâáíïìÝíïõ ôïõ Äéåõèýíïíôïò Óõìâïýëïõ ðïõ êáôÝ÷åé áõôÞ ôç èÝóç êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò Óõìöùíßáò, ç DT äåí åðéèõìåß ðëÝïí ôï åí ëüãù ðñüóùðï íá êáôÝ÷åé êáé ôéò äýï áõôÝò èÝóåéò Þ áí ôï åí ëüãù ðñüóùðï ðáñáéôçèåß Þ ç èÝóç ôïõ ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ ìåßíåé Üëëùò êåíÞ, ôá ÌÝñç èá äéáâïõëåýïíôáé ìåôáîý ôïõò ãéá ðåñßïäï ìÝ÷ñé äÝêá (10) ÅñãÜóéìùí Çìåñþí ðñïêåéìÝíïõ íá óõìöùíÞóïõí ùò ðñïò íÝï ðñüóùðï ðïõ èá ðñïôáèåß áðü ôçí DT ãéá ôéò èÝóåéò ôïõ ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ. ÅÜí äåí åðéôåõ÷èåß óõìöùíßá ó÷åôéêþò, åöáñìüæåôáé ôï ¢ñèñï 5. ÅÜí õðÜñîåé ó÷åôéêÞ óõìöùíßá, ôï ÅÄ èá ìåñéìíÞóåé (i) þóôå ôá ÌÝëç ôïõ ÅÄ, åêôüò ôïõ ÁíåîÜñôçôïõ ÌÝëïõò, íá øçößóïõí õðÝñ ôçò åêëïãÞò áðü ôï ÄÓ ôïõ ÏÔÅ ôïõ åí ëüãù ðñïóþðïõ ùò ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ , êáé (ii) þóôå ç åí ëüãù åêëïãÞ íá åðéêõñùèåß áðü ôçí åðüìåíç ÃÓ. ÌÝ÷ñéò üôïõ åßôå ï íÝïò Ðñüåäñïò êáé Äéåõèýíùí Óýìâïõëïò ïñéóôåß åßôå, óôçí ðåñßðôùóç ðïõ äåí õðÜñîåé óõìöùíßá ùò ðñïò ðñüóùðï ðïõ èá êáôÝ÷åé êáé ôéò äýï áõôÝò èÝóåéò, åöáñìïóôåß áðïôåëåóìáôéêÜ ç äïìÞ äéáêõâÝñíçóçò ðïõ ðåñéãñÜöåôáé óôï ¢ñèñï 5, ôá ÌÝñç èá ìåñéìíÞóïõí þóôå íá óõóôáèåß ç ÅêôåëåóôéêÞ ÅðéôñïðÞ äß÷ùò êáèõóôÝñçóç, êáé, ìÝ÷ñé íá ôñïðïðïéçèåß ôï Êáôáóôáôéêü êáé íá êáôáñãçè åß ç äéÜôáîç ðïõ ðñïâëÝðåé ðùò õðåñéó÷ýåé ç øÞöïò ôïõ ÐñïÝäñïõ óå ðåñßðôùóç éóïøçößáò, ôï ÅÄ óõìöùíåß íá ìåñéìíÜ þóôå ï Ðñüåäñïò ðïõ Ý÷åé ðñïôåßíåé íá ìçí êÜíåé ÷ñÞóç ôçò åðéðëÝïí ðáñå÷üìåíçò øÞöïõ ôïõ.

4.3.5. Ï Ðñüåäñïò êáé Äéåõèýíùí Óýìâïõëïò (á) èá ÷åéñßæåôáé ìå åõ÷Ýñåéá ôçí åëëçíéêÞ ãëþóóá êáé (â) èá Ý÷åé üëá ôá êáèÞêïíôá, åõèýíåò, äéêáéþìáôá, åîïõóßåò êáé áñìïäéüôçôåò ðïõ ôïõ/ôçò áíáôßèåíôáé áðü ôïí Åôáéñéêü Íüìï êáé ôï Êáôáóôáôéêü, åîáéñïõìÝíùí (i) åêåßíùí ôùí èåìÜôùí ç áñìïäéüôçôá åðß ôùí ïðïßùí åðáößåôáé áðïêëåéóôéêÜ óôï ÄÓ ôïõ ÏÔÅ åê ôïõ Åôáéñéêïý Íüìïõ êáé Üëëç åöáñìïóôÝá íïìïèåóßá êáé (ii) ôùí ÈåìÜôùí Áñíçóéêõñßáò. Ïé åîïõóßåò ôïõ ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ èá ðåñéëáìâÜíïõí, åíäåéêôéêÜ, ôï äéïñéóìü ôùí õøçëüâáèìùí óôåëå÷þí äéïßêçóçò ôïõ ÏÔÅ êáé ïðïéáóäÞðïôå Åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ, ôçí ðñïåôïéìáóßá ôïõ ëåðôïìåñïýò óôñáôçãéêïý ó÷åäßïõ, ôïõ ìåóïðñüèåóìïõ ó÷åäéáóìïý êáé ôïõ ëåðôïìåñïýò åðé÷åéñçìáôéêïý ó÷åäßïõ ôïõ ÏÔÅ, ôá ïðïßá èá åãêñßíïíôáé áðü ôï ÄÓ ôïõ ÏÔÅ, êáèþò êáé ôçí åöáñìïãÞ ôùí åí ëüãù ó÷åäßùí êáôüðéí ôçò åãêñßóåþò ôïõò áðü ôï ÄÓ ôïõ ÏÔÅ.
4.5. ÅêôåëåóôéêÞ ÅðéôñïðÞ Óôéò ðåñéðôþóåéò ðïõ ðåñéãñÜöïíôáé óôï ðáñüí ¢ñèñï 4, äåí èá óõóôÞíåôáé ÅêôåëåóôéêÞ ÅðéôñïðÞ.
4.6. ÅðéôñïðÞ ÅëÝã÷ïõ
4.6.1. Ôá ÌÝñç åðéâåâáéþíïõí ðùò ãíùñßæïõí (i) ôçí ýðáñîç, ôç óýíèåóç, ôá êáèÞêïíôá êáé ôéò áñìïäéüôçôåò ôçò ÅðéôñïðÞò ÅëÝã÷ïõ êáé (ii) ôéò äéáôÜîåéò ôïõ Êáíïíéóìïý ôçò ÅðéôñïðÞò ÅëÝã÷ïõ.
4.6.2. Ìå ôçí åðéöýëáîç ôçò ÐáñáãñÜöïõ 4.6.1., Ýêáóôï ÌÝñïò èá Ý÷åé ôï äéêáßùìá, ôï ïðïßï èá áóêåß êáôüðéí Åéäïðïßçóçò óôï Ýôåñï ÌÝñïò: (á) áéôåßôáé üðùò Ýíá (1) ÁíåîÜñôçôï ÌÝëïò êáé Ýíá ðñüóèåôï ìç åêôåëåóôéêü ÌÝëïò ðïõ ðëçñïß ôá êñéôÞñéá áíåîáñôçóßáò ôïõ íüìïõ 3016/2002, ðïõ áõôü Ý÷åé ðñïôåßíåé áðïôåëïýí ôá äýï (2) áðü ôá ôÝóóåñá (4) ÌÝëç ôçò ÅðéôñïðÞò ÅëÝã÷ïõ, êáé (â) íá áíáêáëåß êáé áíôéêáèéóôÜ ôá ÌÝëç ôçò ÅðéôñïðÞò ÅëÝã÷ïõ ðïõ áõôü ðñïôåßíåé êáôÜ ôá áíùôÝñù, ïðïôåäÞðïôå,
íïïõìÝíïõ ðùò ãé’ áõôüí êáè’ åáõôüí ôï äéïñéóìü êáé ôçí áíÜêëçóç êáé áíôéêáôÜóôáóç ÌÝëïõò ôçò ÅðéôñïðÞò ÅëÝã÷ïõ èá áðáéôåßôáé áðüöáóç ôïõ ÄÓ ôïõ ÏÔÅ, ç ïðïßá èá ëáìâÜíåôáé ìå áðëÞ ðëåéïøçößá.
4.6.3. Ôá ÌÝñç èá ìåñéìíïýí, ìÝóù ôùí Ìåëþí ðïõ ôï êáèÝíá ôïõò Ý÷åé ðñïôåßíåé, åêôüò ôùí ÁíåîÜñôçôùí Ìåëþí, þóôå ôï ÄÓ ôïõ ÏÔÅ íá äéïñßæåé, áíáêáëåß êáé áíôéêáèéóôÜ, êáôÜ ðåñßðôùóç, ôá ÌÝëç ôçò ÅðéôñïðÞò ÅëÝã÷ïõ ðïõ Ý÷ïõí ðñïôáèåß áðü êÜèå ÌÝñïò.
4.6.4. Êáè’ üëï ôï ÷ñïíéêü äéÜóôçìá êáôÜ ôï ïðïßï ïé Ìåôï÷Ýò ôïõ ÏÔÅ åßíáé åéóçãìÝíåò óôï ×ñçìáôéóôÞñéï Áîéþí ôçò ÍÝáò Õüñêçò êáé ôï ×ñçìáôéóôÞñéï Áîéþí ôïõ Ëïíäßíïõ, ôá ÌÝñç èá áðüó÷ïõí áðü ôçí ôñïðïðïßçóç ôçò óýíèåóçò, ôùí êáèçêüíôùí êáé ôùí áñìïäéïôÞôùí ôçò ÅðéôñïðÞò ÅëÝã÷ïõ êáé/Þ ôùí äéáôÜîåùí ôïõ Êáíïíéóìïý ôçò ÅðéôñïðÞò ÅëÝã÷ïõ, åêôüò áí ç åí ëüãù ôñïðïðïßçóç åßíáé óýìöùíç ìå ôçí åöáñìïóôÝá íïìïèåóßá ôùí Ç.Ð.Á. êáé ôïõ ÇíùìÝíïõ Âáóéëåßïõ, êáôÜ ðåñßðôùóç, êáé åíôåýèåí óýìöùíç ìå ôá Üñèñá 7 êáé 8 ôïõ Íüìïõ 3016/2002.
4.6.5. Ôá ÌÝñç èá ìåñéìíÞóïõí ãéá ôçí ôñïðïðïßçóç ôïõ Êáíïíéóìïý ôçò ÅðéôñïðÞò ÅëÝã÷ïõ ôï óõíôïìüôåñï äõíáôüí ìåôÜ ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò, þóôå íá

åíóùìáôùèåß ó’ áõôüí ç áëëáãÞ ôïõ áñéèìïý ôùí Ìåëþí ôçò ÅðéôñïðÞò ÅëÝã÷ïõ, üðùò ðåñéãñÜöåôáé óôçí ÐáñÜãñáöï 4.6.2(á).
¢ñèñï 5 ÅôáéñéêÞ ÄéáêõâÝñíçóç – Ôï ÅÄ êáôÝ÷åé ôïõëÜ÷éóôïí 15% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ – Ïé èÝóåéò ôïõ ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ êáôÝ÷ïíôáé áðü äéáöïñåôéêÜ ðñüóùðá
5.1. Ðåäßï ÅöáñìïãÞò
Ôï ¢ñèñï 5 åöáñìüæåôáé ãéá üóï äéÜóôçìá ôï ÅÄ êáôÝ÷åé ôïõëÜ÷éóôïí 15% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ êáé ôá ÌÝñç åßôå Ý÷ïõí óõìöùíÞóåé ðùò ïé èÝóåéò ôïõ ÐñïÝäñïõ êáé Äéåõèýíïíôïò Óõìâïýëïõ ôçò Åôáéñßáò èá êáôÝ÷ïíôáé áðü äéáöïñåôéêÜ ðñüóùðá åßôå äåí Ý÷ïõí êáôáëÞîåé óå óõìöùíßá, üðùò ðåñéãñÜöåôáé óôçí ÐáñÜãñáöï 4.3., ìå ôçí åðéöýëáîç ôïõ ¢ñèñïõ 7 ðïõ õðåñéó÷ýåé óôçí ðåñßðôùóç ðïõ ç DT êáôÝ÷åé ðïóïóôü êáôþôåñï ôïõ 25% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ.
5.2. ÄÓ ôïõ ÏÔÅ 5.2.1. Ç óýíèåóç ôïõ ÄÓ ôïõ ÏÔÅ èá åßíáé åêåßíç ðïõ ðåñéãñÜöåôáé óôçí ÐáñÜãñáöï 4.2.1., åíþ ç ÐáñÜãñáöïò 4.2.2. èá åöáñìüæåôáé ùò ðñïò ôçí ðñüôáóç êáé åêëïãÞ ôùí Ìåëþí.
5.2.2. Ôï ÄÓ ôïõ ÏÔÅ èá Ý÷åé üëá ôá êáèÞêïíôá, åõèýíåò, äéêáéþìáôá, åîïõóßåò êáé áñìïäéüôçôåò ðïõ ôïõ áíáôßèåíôáé áðü ôï Êáôáóôáôéêü, ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôç ëïéðÞ åöáñìïóôÝá íïìïèåóßá, ìå ôçí åðéöýëáîç ôùí ÐáñáãñÜöùí 5.4 êáé 5.5, êáé èá åßíáé áðïêëåéóôéêÜ áñìüäéï íá ëáìâÜíåé áðïöÜóåéò ùò ðñïò ÈÝìáôá Áñíçóéêõñßáò, åîáéñïõìÝíùí åêåßíùí ôùí ÈåìÜôùí Áñíçóéêõñßáò ðïõ áðáéôïýí áðüöáóç ôçò ÃÓ ôïõ ÏÔÅ óýìöùíá ìå ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü.
5.2.3. Ïé áðïöÜóåéò ôïõ ÄÓ ôïõ ÏÔÅ èá ëáìâÜíïíôáé ìå áðëÞ áðáñôßá êáé ðëåéïøçößá, åêôüò áí Üëëùò áðáéôåßôáé áðü ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü, åíþ ãéá áðïöÜóåéò ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò èá áðáéôåßôáé: (á) áðáñôßá ôïõëÜ÷éóôïí ïêôþ (8) Ìåëþí êáé åöüóïí ç åí ëüãù áðáñôßá äåí åðéôõã÷Üíåôáé óôç óõíåäñßáóç ôïõ ÄÓ ôïõ ÏÔÅ, èá óõãêáëåßôáé åê íÝïõ ôï ÄÓ ôïõ ÏÔÅ ôï óõíôïìüôåñï äõíáôüí êáé èá áðáéôåßôáé áðáñôßá Ýîé (6) Ìåëþí, êáé (â) èåôéêÞ øÞöïò ôïõëÜ÷éóôïí åðôÜ (7) Ìåëþí üôáí áðáéôåßôáé áðáñôßá ïêôþ (8) Ìåëþí Þ èåôéêÞ øÞöïò ôïõëÜ÷éóôïí ðÝíôå (5) Ìåëþí, üôáí áðáéôåßôáé áðáñôßá Ýîé (6) Ìåëþí. Êáé óôéò äýï ðåñéðôþóåéò äýï (2) åê ôïõ óõíüëïõ ôùí áðáéôïýìåíùí èåôéêþí øÞöùí èá ðñÝðåé íá ðñïÝñ÷ïíôáé áðü ôá ÌÝëç ôïõ ÅÄ.
5.3. Ðñüåäñïò
5.3.1. Ï Ðñüåäñïò èá ðñÝðåé íá Ý÷åé ôçí êáôÜëëçëç åìðåéñßá êáé ðñïóüíôá áíÜëïãá ìå ôï ñüëï ðïõ êáëåßôáé íá áíáëÜâåé. Ï Ðñüåäñïò èá êáôÝ÷åé ìüíïí ôá êáèÞêïíôá êáé ôéò ìç åêôåëåóôéêÝò åîïõóßåò ðïõ ôïõ ðáñÝ÷ïíôáé óýìöùíá ìå ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü, êáé ç øÞöïò ôïõ ÐñïÝäñïõ äåí èá õðåñéó÷ýåé êáôÜ ôç ëÞøç áðïöÜóåùí óôï ÄÓ ôïõ ÏÔÅ óå ðåñßðôùóç éóïøçößáò. Ôá ÌÝñç èá ìåñéìíÞóïõí þóôå ôï Êáôáóôáôéêü íá ôñïðïðïéçèåß áíáëüãùò.

5.3.2. Ôï ÅÄ èá Ý÷åé ôï äéêáßùìá íá ðñïôåßíåé ôïí Ðñüåäñï åê ôùí Ìåëþí ôïõ ÅÄ êáé ç DT èá (i) áóêåß ôá äéêáéþìáôá øÞöïõ ôçò óôç ó÷åôéêÞ ÃÓ ôïõ ÏÔÅ Ýôóé þóôå ôï ðñüóùðï ðïõ Ý÷åé ðñïôáèåß áðü ôï ÅÄ íá åêëÝãåôáé áñ÷éêþò ùò ÌÝëïò áðü ôç ÃÓ ðïõ åêëÝãåé ôï ÄÓ ôïõ ÏÔÅ Þ/êáé (ii) ìåñéìíÜ, óå üëåò ôéò ëïéðÝò ðåñéðôþóåéò, þóôå ôá ÌÝëç ôçò DT, ðÝñáí ôùí ÁíåîÜñôçôùí Ìåëþí, íá øçößóïõí õðÝñ ôçò åêëïãÞò ôïõ åí ëüãù ðñïóþðïõ ùò ÐñïÝäñïõ áðü ôï ÄÓ ôïõ ÏÔÅ, õðü ôçí ðñïûðüèåóç, óå êÜèå ðåñßðôùóç, üôé èá Ý÷åé ôçñçèåß ç äéáäéêáóßá ðïõ ðåñéãñÜöåôáé óôçí ÐáñÜãñáöï 5.3.3.
5.3.3. ÊÜèå öïñÜ ðïõ óõãêáëåßôáé (i) ÃÓ ôïõ ÏÔÅ ãéá ôçí åêëïãÞ ôïõ ÄÓ ôïõ ÏÔÅ Þ (ii) ôï ÄÓ ôïõ ÏÔÅ ãéá ôçí åêëïãÞ ÐñïÝäñïõ óå ðåñßðôùóç áíÜêëçóçò, ðáñáéôÞóåùò Þ êáé óå ïðïéáäÞðïôå Üëëç ðåñßðôùóç Þèåëå ìåßíåé êåíÞ ç èÝóç ôïõ ÐñïÝäñïõ, êáôÜ ðåñßðôùóç, åíôüò ðåñéüäïõ äÝêá (10) ÅñãÜóéìùí Çìåñþí ðïõ ðñïçãïýíôáé ôçò ðñïãñáììáôéóìÝíçò çìåñïìçíßáò óõíåäñßáóçò ôçò ÃÓ ôïõ ÏÔÅ Þ ôïõ ÄÓ ôïõ ÏÔÅ, êáôÜ ðåñßðôùóç, ï Åêðñüóùðïò ôïõ ÅÄ ïöåßëåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôçò DT Åéäïðïßçóç ôïõ ÅÄ, ç ïðïßá èá ðåñéÝ÷åé ôï üíïìá êáé ôá ðñïóüíôá ôïõ ðñïóþðïõ ðïõ ðñïôåßíåé ãéá ôç èÝóç ôïõ ÐñïÝäñïõ ôï ÅÄ. Åíôüò äýï (2) ÅñãÜóéìùí Çìåñþí áðü ôç ëÞøç ôçò Åéäïðïßçóçò ôïõ ÅÄ, ï Åêðñüóùðïò ôçò DT ïöåßëåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôïõ ÅÄ Åéäïðïßçóç ôçò DT ãíùñßæïíôÜò ôïõ ôç óõìöùíßá Þ äéáöùíßá ôçò DT ùò ðñïò ôçí ðñüôáóç ôïõ ÅÄ, åíþ áí äåí áðïóôáëåß ôÝôïéá Åéäïðïßçóç ôçò DT, êáôÜ ôá áíùôÝñù, ç ðñüôáóç ôïõ ÅÄ èåùñåßôáé áðïäåêôÞ áðü ôçí DT. Áí ç DT äéáöùíÞóåé ìå ôçí ðñüôáóç ôïõ ÅÄ, êáôÜ ôá ïñéæüìåíá óôï ðñïçãïýìåíï åäÜöéï, åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò áðü ôç ëÞøç ôçò åí ëüãù Åéäïðïßçóçò ôçò DT ï Åêðñüóùðïò ôïõ ÅÄ èá ðñÝðåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôçò DT ðñüóèåôç Åéäïðïßçóç ôïõ ÅÄ, óôçí ïðïßá èá ðåñéÝ÷ïíôáé ôï üíïìá êáé ôá ðñïóüíôá ôïõ íÝïõ ðñïóþðïõ ðïõ ðñïôåßíåé ôï ÅÄ. Åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò áðü ôç ëÞøç ôçò äåýôåñçò Åéäïðïßçóçò ôïõ ÅÄ, ï Åêðñüóùðïò ôçò DT èá ðñÝðåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôïõ ÅÄ Åéäïðïßçóç ôçò DT ãíùñßæïíôÜò ôïõ ôç óõìöùíßá Þ äéáöùíßá ôçò DT ùò ðñïò ôç äåýôåñç ðñüôáóç ôïõ ÅÄ, åíþ áí äåí áðïóôáëåß ôÝôïéá äåýôåñç Åéäïðïßçóç ôçò DT, ç äåýôåñç ðñüôáóç ôïõ ÅÄ èåùñåßôáé áðïäåêôÞ áðü ôçí DT. Áí ç DT äéáöùíÞóåé ìå ôç äåýôåñç ðñüôáóç ôïõ ÅÄ, êáôÜ ôá ïñéæüìåíá óôï ðñïçãïýìåíï åäÜöéï, åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò áðü ôç ëÞøç ôçò åí ëüãù äåýôåñçò Åéäïðïßçóçò ôçò DT ï Åêðñüóùðïò ôïõ ÅÄ èá ðñÝðåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôçò DT ðñüóèåôç Åéäïðïßçóç ôïõ ÅÄ, óôçí ïðïßá èá ðåñéÝ÷ïíôáé ôï üíïìá êáé ôá ðñïóüíôá ôïõ íÝïõ ðñïóþðïõ ðïõ ðñïôåßíåé ôï ÅÄ. Åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò áðü ôç ëÞøç ôçò ôñßôçò Åéäïðïßçóçò ôïõ ÅÄ, ï Åêðñüóùðïò ôçò DT èá ðñÝðåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôïõ ÅÄ Åéäïðïßçóç ôçò DT ãíùñßæïíôÜò ôïõ ôç óõìöùíßá Þ äéáöùíßá ôçò DT ùò ðñïò ôçí ôñßôç ðñüôáóç ôïõ ÅÄ, åíþ áí äåí áðïóôáëåß ôÝôïéá ôñßôç Åéäïðïßçóç ôçò DT, ç ôñßôç ðñüôáóç ôïõ ÅÄ èåùñåßôáé áðïäåêôÞ áðü ôçí DT. Åöüóïí ç DT äéáöùíÞóåé ìå ôçí ôñßôç ðñüôáóç ôïõ ÅÄ, óýìöùíá ìå ôï ðñïçãïýìåíï åäÜöéï, ï Åêðñüóùðïò ôïõ ÅÄ êáé ï Åêðñüóùðïò ôçò DT èá äéáâïõëåýïíôáé ìåôáîý ôïõò äß÷ùò êáèõóôÝñçóç ðñïêåéìÝíïõ íá êáôáëÞîïõí óå óõìöùíßá ùò ðñïò ôï ðñüóùðï ðïõ èá ïñßæåôáé áðü ôï ÅÄ. ÅÜí äåí õðÜñîåé ôÝôïéá óõìöùíßá åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò, ôï ÅÄ èá Ý÷åé ôï äéêáßùìá íá åðéëÝãåé Ýíá áðü ôá ôñßá ðñüóùðá ðïõ åß÷å ðñïçãïõìÝíùò ðñïôåßíåé, êáé ç åí ëüãù åðéëïãÞ èá åßíáé äåóìåõôéêÞ ãéá ôçí DT.
5.4. Äéåõèýíùí Óýìâïõëïò

5.4.1. Ï Äéåõèýíùí Óýìâïõëïò ðñÝðåé íá Ý÷åé ôçí êáôÜëëçëç åìðåéñßá êáé íá äéáèÝôåé ðñïóüíôá áíÜëïãá ìå ôï ñüëï ðïõ êáëåßôáé íá áíáëÜâåé êáé ðñÝðåé íá ÷åéñßæåôáé ìå åõ÷Ýñåéá ôçí åëëçíéêÞ ãëþóóá. Ï Äéåõèýíùí Óýìâïõëïò èá Ý÷åé üëá ôá êáèÞêïíôá êáé ôéò åêôåëåóôéêÝò åîïõóßåò ðïõ ðñïâëÝðïíôáé ãéá ôï ðñüóùðï ðïõ êáôÝ÷åé ôçí åí ëüãù èÝóç áðü ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò Óõìöùíßáò, åêôüò êáé áí ôá ÌÝñç áðïöáóßóïõí äéáöïñåôéêÜ.
5.4.2. Ç DT èá Ý÷åé ôï äéêáßùìá íá ðñïôåßíåé ôï Äéåõèýíïíôá Óýìâïõëï åê ôùí Ìåëþí ôçò DT êáé ôï ÅÄ èá (i) áóêåß ôá äéêáéþìáôá øÞöïõ ôïõ óôç ó÷åôéêÞ ÃÓ ôïõ ÏÔÅ ðïõ èá åêëÝãåé ôï ÄÓ ôïõ ÏÔÅ, þóôå ôï ðñüóùðï ðïõ Ý÷åé ðñïôáèåß áðü ôçí DT íá åêëÝãåôáé áñ÷éêþò ùò ÌÝëïò êáé/Þ (ii) óå üëåò ôéò ëïéðÝò ðåñéðôþóåéò, ìåñéìíÜ þóôå üëá ôá ÌÝëç ôïõ ÅÄ, åêôüò ôïõ ÁíåîÜñôçôïõ ÌÝëïõò, íá øçößæïõí õðÝñ ôçò åêëïãÞò ôïõ åí ëüãù ðñïóþðïõ ùò Äéåõèýíïíôïò Óõìâïýëïõ áðü ôï ÄÓ ôïõ ÏÔÅ, õðü ôçí ðñïûðüèåóç, óå êÜèå ðåñßðôùóç, üôé èá Ý÷åé ôçñçèåß ç äéáäéêáóßá ðïõ ïñßæåôáé óôçí ÐáñÜãñáöï 5.4.3.
5.4.3. ÊÜèå öïñÜ ðïõ óõãêáëåßôáé (i) ÃÓ ôïõ ÏÔÅ ãéá ôçí åêëïãÞ ôïõ ÄÓ ôïõ ÏÔÅ Þ (ii) ôï ÄÓ ôïõ ÏÔÅ ãéá ôçí åêëïãÞ ôïõ Äéåõèýíïíôá Óõìâïýëïõ óå ðåñßðôùóç áíÜêëçóçò, ðáñáéôÞóåùò Þ êáé óå ïðïéáäÞðïôå Üëëç ðåñßðôùóç Þèåëå ìåßíåé êåíÞ ç èÝóç ôïõ Äéåõèýíïíôïò Óõìâïýëïõ, êáôÜ ðåñßðôùóç, åíôüò ðåñéüäïõ äÝêá ÅñãÜóéìùí Çìåñþí ðïõ ðñïçãïýíôáé ôçò ðñïãñáììáôéóìÝíçò çìåñïìçíßáò ôçò ÃÓ ôïõ ÏÔÅ Þ ôïõ ÄÓ ôïõ ÏÔÅ, êáôÜ ðåñßðôùóç, ï Åêðñüóùðïò ôçò DT ïöåßëåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôïõ ÅÄ Åéäïðïßçóç ôçò DT, ç ïðïßá èá ðåñéÝ÷åé ôï üíïìá êáé ôá ðñïóüíôá ôïõ ðñïóþðïõ ðïõ ðñïôåßíåé ãéá ôç èÝóç ôïõ Äéåõèýíïíôïò Óõìâïýëïõ ç DT. Åíôüò äýï (2) ÅñãÜóéìùí Çìåñþí áðü ôç ëÞøç ôçò Åéäïðïßçóçò ôçò DT, ï Åêðñüóùðïò ôïõ ÅÄ èá ðñÝðåé íá áðïóôÝëëåé óôïí Åêðñüóùðï ôçò DT Åéäïðïßçóç ôïõ ÅÄ ãíùñßæïíôÜò ôïõ ôç óõìöùíßá Þ äéáöùíßá ôïõ ÅÄ ùò ðñïò ôçí ðñüôáóç ôçò DT, åíþ áí äåí áðïóôáëåß ôÝôïéá Åéäïðïßçóç ôïõ ÅÄ, êáôÜ ôá áíùôÝñù, ç ðñüôáóç ôçò DT èåùñåßôáé áðïäåêôÞ áðü ôï ÅÄ. Áí ôï ÅÄ äéáöùíÞóåé ìå ôçí ðñüôáóç ôçò DT, êáôÜ ôá ïñéæüìåíá óôï ðñïçãïýìåíï åäÜöéï, åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò áðü ôç ëÞøç ôçò åí ëüãù Åéäïðïßçóçò ôïõ ÅÄ, ï Åêðñüóùðïò ôçò DT èá ðñÝðåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôïõ ÅÄ ðñüóèåôç Åéäïðïßçóç ôçò DT, ãíùñßæïíôÜò ôïõ ôï üíïìá êáé ôá ðñïóüíôá ôïõ íÝïõ ðñïóþðïõ ðïõ ðñïôåßíåé ç DT. Åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò áðü ôç ëÞøç ôçò äåýôåñçò Åéäïðïßçóçò ôçò DT, ï Åêðñüóùðïò ôïõ ÅÄ èá ðñÝðåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôçò DT Åéäïðïßçóç ôïõ ÅÄ ãíùñßæïíôÜò ôïõ ôç óõìöùíßá Þ äéáöùíßá ôïõ ÅÄ ùò ðñïò ôçí ðñüôáóç ôçò DT, åíþ áí äåí áðïóôáëåß ôÝôïéá äåýôåñç Åéäïðïßçóç ôïõ ÅÄ, óõìöùíåß ìå ôç äåýôåñç ðñüôáóç ôçò DT èá èåùñåßôáé áðïäåêôÞ áðü ôï ÅÄ. Áí ôï ÅÄ äéáöùíÞóåé ìå ôç äåýôåñç ðñüôáóç ôçò DT, êáôÜ ôá ïñéæüìåíá óôï ðñïçãïýìåíï åäÜöéï, åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò áðü ôç ëÞøç ôçò åí ëüãù äåýôåñçò Åéäïðïßçóçò ôïõ ÅÄ, ï Åêðñüóùðïò ôçò DT èá ðñÝðåé íá áðïóôÝëëåé óôïí Åêðñüóùðï ôïõ ÅÄ ðñüóèåôç Åéäïðïßçóç ôçò DT, óôçí ïðïßá èá ðåñéÝ÷ïíôáé ôï üíïìá êáé ôá ðñïóüíôá ôïõ íÝïõ ðñïóþðïõ ðïõ ðñïôåßíåé ç DT. Åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò áðü ôç ëÞøç ôçò ôñßôçò Åéäïðïßçóçò ôçò DT, ï Åêðñüóùðïò ôïõ ÅÄ èá ðñÝðåé íá áðïóôåßëåé óôïí Åêðñüóùðï ôçò DT Åéäïðïßçóç ôïõ ÅÄ ãíùñßæïíôÜò ôïõ ôç óõìöùíßá Þ äéáöùíßá ôïõ ÅÄ ùò ðñïò ôçí ôñßôç ðñüôáóç ôçò DT, åíþ áí äåí áðïóôáëåß ôÝôïéá ôñßôç Åéäïðïßçóç ôïõ ç ôñßôç ðñüôáóç ôçò DT èá èåùñåßôáé áðïäåêôÞ áðü ôï ÅÄ. Åöüóïí ôï ÅÄ äéáöùíÞóåé ìå ôçí ôñßôç ðñüôáóç ôçò DT, êáôÜ ôá ïñéæüìåíá óôï ðñïçãïýìåíï åäÜöéï, ï Åêðñüóùðïò ôçò DT êáé ï

Åêðñüóùðïò ôïõ ÅÄ èá äéáâïõëåýïíôáé ìåôáîý ôïõò äß÷ùò êáèõóôÝñçóç ðñïêåéìÝíïõ íá êáôáëÞîïõí óå óõìöùíßá ùò ðñïò ôï ðñüóùðï ðïõ èá ïñßæåôáé áðü ôçí DT. ÅÜí äåí õðÜñîåé ôÝôïéá óõìöùíßá åíôüò ìßáò (1) ÅñãÜóéìçò ÇìÝñáò, ç DT èá Ý÷åé ôï äéêáßùìá íá åðéëÝãåé Ýíá áðü ôá ôñßá ðñüóùðá ðïõ åß÷å ðñïçãïõìÝíùò ðñïôåßíåé êáé ç åí ëüãù åðéëïãÞ èá åßíáé äåóìåõôéêÞ ãéá ôï ÅÄ.
5.5. ÅêôåëåóôéêÞ ÅðéôñïðÞ 5.5.1. Ôá ÌÝñç èá ìåñéìíÞóïõí þóôå íá ôñïðïðïéçèåß ôï Êáôáóôáôéêü ôï ôá÷ýôåñï äõíáôüí êáôüðéí ôçò êýñùóçò ôçò ðáñïýóáò Óõìöùíßáò êáé ôçò Óýìâáóçò Ðþëçóçò Ìåôï÷þí áðü ôç ÂïõëÞ ôùí ÅëëÞíùí, ðñïêåéìÝíïõ ôïýôï: (á) íá ðñïâëÝðåé üôé èá åßíáé äõíáôüí íá óõóôÞíåôáé ôåôñáìåëÞò åêôåëåóôéêÞ åðéôñïðÞ êáôüðéí áðüöáóçò ôïõ ÄÓ ôïõ ÏÔÅ (åöåîÞò ç «ÅêôåëåóôéêÞ ÅðéôñïðÞ»),
(â) íá áíáöÝñåé üëåò ôéò åîïõóßåò, êáèÞêïíôá, äéêáéþìáôá êáé áñìïäéüôçôåò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, ðïõ èá åßíáé äõíáôüí íá ôçò áíáôåèïýí ìå ôçí áðüöáóç ôïõ ÄÓ ôïõ ÏÔÅ ãéá ôç óýóôáóç ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, êáé åðß ôùí ïðïßùí èá äýíáôáé íá áðïöáóßæåé ç ÅêôåëåóôéêÞ ÅðéôñïðÞ õðü ôç óõãêåêñéìÝíç ôçò éäéüôçôá (åöåîÞò ïé «Åîïõóßåò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò»), êáé
(ã) íá ïñßæåé ðùò ïðïéáäÞðïôå áðüöáóç ôïõ ÄÓ ôïõ ÏÔÅ ðïõ èá:
(i) ôñïðïðïéåß ôéò åîïõóßåò, êáèÞêïíôá, äéêáéþìáôá êáé áñìïäéüôçôåò ðïõ Ý÷ïõí áíáôåèåß óôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ, Þ
(ii) áíáôñÝðåé áðüöáóç ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò ðïõ èá Ý÷åé ëçöèåß óôï ðëáßóéï ôùí Åîïõóéþí ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò,
èá áðáéôåß ðëåéïøçößá äýï ôñßôùí (2/3) ôùí Ìåëþí.
5.5.2. Ç ÅêôåëåóôéêÞ ÅðéôñïðÞ èá óõóôáèåß áðü ôï ÄÓ ôïõ ÏÔÅ êáôüðéí Ýããñáöïõ áéôÞìáôïò ôïõ Äéåõèýíïíôïò Óõìâïýëïõ êáé Ýêáóôï ÌÝñïò èá Ý÷åé ôï äéêáßùìá, ôï ïðïßï èá áóêåß ìÝóù Åéäïðïßçóçò ðñïò ôï Ýôåñï ÌÝñïò, íá åðéëÝãåé äýï (2) åê ôùí Ìåëþí ðïõ Ý÷ïõí ðñïôáèåß áðü ôï ßäéï ãéá íá äéïñéóôïýí ùò ÌÝëç ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, åíþ ç DT èá äéêáéïýôáé íá åðéëÝãåé Ýíá åê ôùí äýï (2) Ìåëþí ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, ðïõ èá Ý÷åé åêåßíç ðñïôåßíåé, ãéá íá áíáëÜâåé êáèÞêïíôá ÐñïÝäñïõ ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò. ÊÜèå ÌÝñïò äéêáéïýôáé íá áíáêáëåß êáé áíôéêáèéóôÜ ïðïôåäÞðïôå ïðïéïäÞðïôå ÌÝëïò ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò Ý÷åé ôï ßäéï ðñïôåßíåé, ôçñïõìÝíçò ôçò äéáäéêáóßáò ðïõ ðåñéãñÜöåôáé óôï ðñþôï åäÜöéï ôçò ðáñïýóáò ÐáñáãñÜöïõ 5.5.2.
5.5.3. Ôá ÌÝñç èá ìåñéìíïýí, ìÝóù ôùí Ìåëþí ðïõ ðñïôåßíïíôáé áðü êáèÝíá áðü áõôÜ, åêôüò ôùí ÁíåîÜñôçôùí Ìåëþí, þóôå: (á) ç áðüöáóç ôïõ ÄÓ ôïõ ÏÔÅ ðïõ óõóôÞíåé ôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ íá:
(i) äéïñßæåé ôá ÌÝëç ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, óõìðåñéëáìâáíïìÝíïõ ôïõ ÐñïÝäñïõ ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, üðùò ðáñáôßèåôáé óôçí ÐáñÜãñáöï 5.5.2.,
(ii) áíáèÝôåé, ïõóéáóôéêÜ, üëåò ôéò åîïõóßåò, êáèÞêïíôá, äéêáéþìáôá, åõèýíåò êáé áñìïäéüôçôåò ôïõ ÄÓ óôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ, åîáéñïõìÝíùí (1) åêåßíùí ðïõ óõíéóôïýí Äéêáéþìáôá Áñíçóéêõñßáò, (2) åêåßíùí ðïõ Ý÷ïõí áíáôåèåß óôï Äéåõèýíïíôá Óýìâïõëï óýìöùíá ìå ôçí ÐáñÜãñáöï 5.4.1., (3) ôçò óõãêñüôçóçò ôïõ ÄÓ ôïõ ÏÔÅ óå óþìá, (4) ôçò óýãêëçóçò ôçò ÃÓ ôïõ ÏÔÅ, (5) ôïõ äéïñéóìïý ôùí Ìåëþí ôçò ÅðéôñïðÞò ÅëÝã÷ïõ êáé (6) åêåßíùí ôùí èåìÜôùí ðïõ äåí åßíáé äõíáôüí íá áðïôåëÝóïõí áíôéêåßìåíï áíáèÝóåùò âÜóåé áíáãêáóôéêïý äéêáßïõ äéáôÜîåùí, êáé

(â) åîáéñïõìÝíùí ôùí áðïöÜóåùí ðïõ áöïñïýí óå ÈÝìá Áñíçóéêõñßáò êáé èÝìáôá óõãêñüôçóçò ôïõ ÄÓ ôïõ ÏÔÅ óå óþìá, óýãêëçóçò ôçò ÃÓ ôïõ ÏÔÅ êáé äéïñéóìïý ôùí Ìåëþí ôçò ÅðéôñïðÞò ÅëÝã÷ïõ, ïðïéáäÞðïôå Üëëç áðüöáóç ôïõ ÄÓ ôïõ ÏÔÅ íá ëáìâÜíåôáé óýìöùíá ìå ôçí åéóÞãçóç ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò.
5.5.4. Ðñïò Üñóç ôõ÷üí áìöéâïëßáò, ôï ÄÓ ôïõ ÏÔÅ èá óõóôÞóåé ÅêôåëåóôéêÞ ÅðéôñïðÞ ìå áðüöáóÞ ôïõ óýìöùíá ìå ôá áíùôÝñù, ìüíïí óôçí ðåñßðôùóç ðïõ ôéò èÝóåéò ôïõ ÐñïÝäñïõ êáé ôïõ Äéåõèýíïíôïò Óõìâïýëïõ ôïõ ÄÓ ôïõ ÏÔÅ êáôÝ÷ïõí äéáöïñåôéêÜ ðñüóùðá.
5.6. ÅðéôñïðÞ ÅëÝã÷ïõ Ôá ÌÝñç óõìöùíïýí ôçí åöáñìïãÞ ùò ðñïò ôï èÝìá áõôü ôùí äéáôÜîåùí ôçò ÐáñáãñÜöïõ 4.6.
¢ñèñï 6 ÅôáéñéêÞ ÄéáêõâÝñíçóç – Ôï ÅÄ êáôÝ÷åé ðïóïóôü êáôþôåñï ôïõ 15% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ
6.1. Ðåäßï ÅöáñìïãÞò
Ôï ¢ñèñï 6 åöáñìüæåôáé ãéá üóï äéÜóôçìá ôï ÅÄ êáôÝ÷åé ðïóïóôü êáôþôåñï ôïõ 15% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ, ìå ôçí åðéöýëáîç ôïõ ¢ñèñïõ 7 ðïõ õðåñéó÷ýåé åöüóïí ç DT êáôÝ÷åé ðïóïóôü êáôþôåñï ôïõ 25% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ.
6.2. ÄÓ ôïõ ÏÔÅ
6.2.1. Ôï ÄÓ ôïõ ÏÔÅ èá áðáñôßæåôáé áðü Ýíôåêá (11) ÌÝëç, äýï åê ôùí ïðïßùí èá åßíáé ÁíåîÜñôçôá ÌÝëç. Ôï ÅÄ èá Ý÷åé ôï äéêáßùìá, ôï ïðïßï èá áóêåß ìÝóù Åéäïðïßçóçò ôïõ ÅÄ, íá ðñïôåßíåé êáé áéôåßôáé ôçí åêëïãÞ ðÝíôå (5) Ìåëþí, óõìðåñéëáìâáíïìÝíïõ åíüò (1) ÁíåîÜñôçôïõ ÌÝëïõò, êáé ç DT èá Ý÷åé ôï äéêáßùìá, ôï ïðïßï èá áóêåß ìÝóù Åéäïðïßçóçò ôçò DT, íá ðñïôåßíåé êáé áéôåßôáé ôçí åêëïãÞ ôùí ëïéðþí Ýîé (6) Ìåëþí, õðü ôçí ðñïûðüèåóç üôé ôá ÌÝñç èá Ý÷ïõí ðñïçãïõìÝíùò äéáâïõëåõôåß ìåôáîý ôïõò ùò ðñïò ïðïéáäÞðïôå ôÝôïéá ðñüôáóç, äß÷ùò, üìùò, íá äåóìåýïíôáé áðü ôçí ðñüôáóç ôïõ Ýôåñïõ ÌÝñïõò.
6.2.2. Ôï ÄÓ ôïõ ÏÔÅ èá Ý÷åé üëá ôá êáèÞêïíôá, åõèýíåò, äéêáéþìáôá, åîïõóßåò êáé áñìïäéüôçôåò ðïõ ôïõ áíáôßèåíôáé áðü ôï Êáôáóôáôéêü, ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôç ëïéðÞ åöáñìïóôÝá íïìïèåóßá, ìå ôçí åðéöýëáîç ôçò ÐáñáãñÜöïõ 6.4., êáé èá åßíáé áðïêëåéóôéêÜ áñìüäéï íá ëáìâÜíåé áðïöÜóåéò ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò, åîáéñïõìÝíùí åêåßíùí ôùí ÈåìÜôùí Áñíçóéêõñßáò ðïõ áðáéôïýí áðüöáóç ôçò ÃÓ ôïõ ÏÔÅ óýìöùíá ìå ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü.
6.2.3. Ïé áðïöÜóåéò ôïõ ÄÓ ôïõ ÏÔÅ èá ëáìâÜíïíôáé ìå áðëÞ áðáñôßá êáé ðëåéïøçößá, åêôüò áí Üëëùò áðáéôåßôáé áðü ôï Íüìï ðåñß Åôáéñéþí êáé ôï Êáôáóôáôéêü, åíþ ãéá ôéò áðïöÜóåéò ùò ðñïò ÈÝìáôá Áñíçóéêõñßáò èá áðáéôåßôáé: (á) áðáñôßá ôïõëÜ÷éóôïí ïêôþ (8) Ìåëþí êáé, åöüóïí ç åí ëüãù áðáñôßá äåí åðéôõã÷Üíåôáé óôç óõíåäñßáóç ôïõ ÄÓ ôïõ ÏÔÅ, èá óõãêáëåßôáé åê íÝïõ ôï ÄÓ ôïõ ÏÔÅ ôï óõíôïìüôåñï äõíáôüí üðïõ èá áðáéôåßôáé áðáñôßá Ýîé (6) Ìåëþí, êáé (â) ç èåôéêÞ øÞöïò ôïõëÜ÷éóôïí åðôÜ (7) Ìåëþí, üðïõ áðáéôåßôáé áðáñôßá ïêôþ (8) Ìåëþí, Þ ç èåôéêÞ øÞöïò ôïõëÜ÷éóôïí ðÝíôå (5) Ìåëþí, üðïõ áðáéôåßôáé áðáñôßá Ýîé

(6) Ìåëþí. Êáé óôéò äýï ðåñéðôþóåéò äýï (2) åê ôïõ óõíüëïõ ôùí áðáéôïýìåíùí èåôéêþí øÞöùí èá ðñÝðåé íá ðñïÝñ÷ïíôáé áðü ôá ÌÝëç ôïõ ÅÄ.
6.3. Ðñüåäñïò Ôá ÌÝñç óõìöùíïýí ôçí åöáñìïãÞ ôçò ÐáñáãñÜöïõ 5.3. ó÷åôéêþò.
6.4. Äéåõèýíùí Óýìâïõëïò
Ôá ÌÝñç óõìöùíïýí ðùò èá åöáñìüæïíôáé ôï ðñþôï åäÜöéï ôçò ÐáñáãñÜöïõ 5.4.1 êáé ç ÐáñÜãñáöïò 5.4.2 êáé üôé äåí èá åöáñìüæåôáé ç äéáäéêáóßá ðïõ ðåñéãñÜöåôáé óôçí ÐáñÜãñáöï 5.4.3.
6.5. ÅêôåëåóôéêÞ ÅðéôñïðÞ Åöüóïí óõíôñÝ÷åé ðåñßðôùóç åöáñìïãÞò ôïõ ¢ñèñïõ 6, äåí èá óõóôÞíåôáé ÅêôåëåóôéêÞ ÅðéôñïðÞ.
6.6. ÅðéôñïðÞ ÅëÝã÷ïõ Ôá ÌÝñç óõìöùíïýí ôçí åöáñìïãÞ ùò ðñïò ôï èÝìá áõôü ôùí äéáôÜîåùí ôçò ÐáñáãñÜöïõ 4.6.
¢ñèñï 7 ÅôáéñéêÞ ÄéáêõâÝñíçóç – Ç DT êáôÝ÷åé ðïóïóôü êáôþôåñï ôïõ 25% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ
7.1. Ðåäßï ÅöáñìïãÞò
Ôï ¢ñèñï 7 èá åöáñìüæåôáé åöüóïí ç DT êáôÝ÷åé ðïóïóôü êáôþôåñï ôïõ 25% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ áíåîáñôÞôùò ôïõ ðïóïóôïý äéêáéùìÜôùí øÞöïõ ðïõ êáôÝ÷åé ôï ÅÄ óôïí ÏÔÅ êáé åöüóïí ôï ÅÄ Ý÷åé åðéëÝîåé íá ìçí êáôáããåßëåé ôç Óõìöùíßá óýìöùíá ìå ôçí ÐáñÜãñáöï 18.4.2.(â). Ôá ÌÝñç óõìöùíïýí ðùò ôï ðáñüí ¢ñèñï 7 äåí èá åöáñìüæåôáé êáôÜ ôç äéÜñêåéá ôùí ôñéþí (3) ìçíþí ðïõ áíáöÝñåôáé óôçí ÐáñÜãñáöï 18.4.2.(á), åíþ èá åöáñìüæåôáé åöüóïí ôï ÅÄ åðéëÝîåé íá ìçí êáôáããåßëåé ôçí ðáñïýóá Óõìöùíßá óýìöùíá ìå ôçí ðáñÜãñáöï 18.4.2(á).
7.2. Ôï ÄÓ ôïõ ÏÔÅ
7.2.1. Ôï ÄÓ ôïõ ÏÔÅ èá áðïôåëåßôáé áðü Ýíôåêá (11) ÌÝëç, åê ôùí ïðïßùí ôá äýï èá åßíáé ÁíåîÜñôçôá ÌÝëç. Ôï ÅÄ èá Ý÷åé äéêáßùìá, ðïõ èá ôï áóêåß ìÝóù Åéäïðïßçóçò ôïõ ÅÄ, íá ðñïôåßíåé êáé áéôåßôáé ôçí åêëïãÞ Ýîé (6) Ìåëþí, óõìðåñéëáìâáíïìÝíïõ êáé åíüò (1) ÁíåîÜñôçôïõ ÌÝëïõò, êáé ç DT èá Ý÷åé ôï äéêáßùìá, ðïõ èá ôï áóêåß ìÝóù Åéäïðïßçóçò ôçò DT, íá ðñïôåßíåé êáé áéôåßôáé ôçí åêëïãÞ ôùí ëïéðþí ðÝíôå (5) Ìåëþí, õðü ôçí ðñïûðüèåóç üôé ôá ÌÝñç èá Ý÷ïõí ðñïçãïõìÝíùò äéáâïõëåõôåß ìåôáîý ôïõò ùò ðñïò ïðïéáäÞðïôå ôÝôïéá ðñüôáóç, äß÷ùò, üìùò, íá äåóìåýïíôáé áðü ôçí ðñüôáóç ôïõ Ýôåñïõ ÌÝñïõò.
7.2.2. Ôï ÄÓ ôïõ ÏÔÅ èá Ý÷åé üëá ôá êáèÞêïíôá, åõèýíåò, äéêáéþìáôá, åîïõóßåò êáé áñìïäéüôçôåò ðïõ ôïõ áíáôßèåíôáé áðü ôï Êáôáóôáôéêü, ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôç ëïéðÞ åöáñìïóôÝá íïìïèåóßá, ìå ôçí åðéöýëáîç ôçò ÐáñáãñÜöïõ 7.3., êáé èá åßíáé áðïêëåéóôéêÜ áñìüäéï íá ëáìâÜíåé áðïöÜóåéò åðß üëùí ôùí èåìÜôùí, åîáéñïõìÝíùí åêåßíùí ðïõ áðáéôïýí áðüöáóç ôçò ÃÓ ôïõ ÏÔÅ óýìöùíá ìå ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü.

7.2.3. Ïé áðïöÜóåéò ôïõ ÄÓ ôïõ ÏÔÅ èá ëáìâÜíïíôáé ìå áðëÞ áðáñôßá êáé ðëåéïøçößá, åêôüò áí Üëëùò áðáéôåßôáé áðü ôï Íüìï ðåñß Áíùíýìùí Åôáéñéþí êáé ôï Êáôáóôáôéêü.
7.3. Ðñüåäñïò – Äéåõèýíùí Óýìâïõëïò
7.3.1. Ôá ÌÝñç óõìöùíïýí ðùò ôï ÅÄ èá Ý÷åé ôï äéêáßùìá íá ðñïôåßíåé ãéá ôéò èÝóåéò ôïõ ÐñïÝäñïõ êáé ôïõ Äéåõèýíïíôïò Óõìâïýëïõ Ýíá ðñüóùðï Þ äéáöïñåôéêÜ ðñüóùðá êáé ç DT èá Ý÷åé ôéò õðï÷ñåþóåéò ðïõ ïñßæïíôáé óôçí ÐáñÜãñáöï 5.3.2. êáé 5.4.2. ùò ðñïò ôçí åêëïãÞ ôïõ åí ëüãù ðñïóþðïõ Þ ôùí åí ëüãù ðñïóþðùí óå ïðïéáäÞðïôå áðü ôéò èÝóåéò áõôÝò. Ðñïò áðïöõãÞ ôõ÷üí áìöéâïëßáò, ç äéáäéêáóßá ðïõ ðåñéãñÜöåôáé óôéò ÐáñáãñÜöïõò 5.3.3 êáé 5.4.3 äåí èá åöáñìüæåôáé ùò ðñïò ôçí åðéëïãÞ ôïõ ÐñïÝäñïõ êáé ôïõ Äéåõèýíïíôïò Óõìâïýëïõ, áíôßóôïé÷á. Ðñïò áðïöõãÞ áìöéâïëéþí, óôçí ðåñßðôùóç ðïõ ôï ÅÄ Ý÷åé ðñïôåßíåé Ýíá ðñüóùðï ãéá íá êáôÝ÷åé ôç èÝóç ôïõ Äéåõèýíïíôïò Óõìâïýëïõ êáé ôïõ ÐñïÝäñïõ, áí õößóôáôáé äéÜôáîç óôï Êáôáóôáôéêü ðïõ ðñïâëÝðåé üôé õðåñéó÷ýåé ç øÞöïò ôïõ ÐñïÝäñïõ óå ðåñßðôùóç éóïøçößáò, êáôÜ ôá ïñéæüìåíá óôçí ÐáñÜãñáöï 4.3. áíùôÝñù, áõôÞ ç äéÜôáîç èá ðñÝðåé íá êáôáñãçèåß.
7.3.2. Ï Äéåõèýíùí Óýìâïõëïò èá Ý÷åé ôá êáèÞêïíôá êáé ôéò åîïõóßåò ðïõ ïñßæïíôáé óôï ôåëåõôáßï åäÜöéï ôçò ÐáñáãñÜöïõ 5.4.1. Ðñïò áðïöõãÞ áìöéâïëéþí, ç åîáßñåóç ùò ðñïò ôéò åîïõóßåò ðïõ áíáôßèåíôáé óôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ, êáôÜ ôçí ÐáñÜãñáöï 5.5, äåí èá åöáñìüæåôáé óôçí ðáñïýóá ðåñßðôùóç.
7.4. ÅêôåëåóôéêÞ ÅðéôñïðÞ Åöüóïí óõíôñÝ÷åé ðåñßðôùóç åöáñìïãÞò ôïõ ðáñüíôïò ¢ñèñïõ 7, äåí èá óõóôáèåß ÅêôåëåóôéêÞ ÅðéôñïðÞ.
7.5. ÅðéôñïðÞ åëÝã÷ïõ Ôá ÌÝñç óõìöùíïýí ôçí åöáñìïãÞ ùò ðñïò ôï èÝìá áõôü ôùí äéáôÜîåùí ôçò ÐáñáãñÜöïõ 4.6.
ÌÅÑÏÓ Ã Äéêáßùìá Áñíçóéêõñßáò êáé ¢óêçóç ÄéêáéùìÜôùí ØÞöïõ ¢ñèñï 8 ¢óêçóç ÄéêáéùìÜôùí ØÞöïõ
8.1. Ùò ãåíéêÞ áñ÷Þ, ôá ÌÝñç óõìöùíïýí íá áóêïýí ôá äéêáéþìáôá øÞöïõ ôïõò, êáé áíáëáìâÜíïõí íá ìåñéìíïýí þóôå êáé ïé öïñåßò, ôùí ïðïßùí ôá äéêáéþìáôá øÞöïõ óõíõðïëïãßæïíôáé ãéá ôï áíôßóôïé÷ï ÌÝñïò, óýìöùíá ìå ôçí ÐáñÜãñáöï 1.2.(è), íá áóêïýí ôá äéêáéþìáôá øÞöïõ ôïõò, óå ïðïéáäÞðïôå ÃÓ ôïõ ÏÔÅ êáé íá ìåñéìíïýí þóôå ôá ÌÝëç, åêôüò ôùí ÁíåîÜñôçôùí Ìåëþí, íá øçößæïõí óôï ÄÓ ôïõ ÏÔÅ Þ ôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ, êáôÜ ðåñßðôùóç, ìå óõíôïíéóìÝíï ôñüðï, þóôå íá åöáñìüæïíôáé ïé äéáôÜîåéò ôçò ðáñïýóáò Óõìöùíßáò.
8.2. ÐÝñáí ôçò ãåíéêÞò äéÜôáîçò ôçò ÐáñáãñÜöïõ 8.1, ôá ÌÝñç åéäéêþò óõìöùíïýí ðùò:
(á) óôçí ðåñßðôùóç ðïõ Ý÷åé óõóôáèåß ÅêôåëåóôéêÞ ÅðéôñïðÞ óýìöùíá ìå ôçí ÐáñÜãñáöï 5.5., åîáéñïõìÝíùí ôùí ÈåìÜôùí Áñíçóéêõñßáò êáé üëùí ôùí ëïéðþí èåìÜôùí ùò ðñïò ôá ïðïßá ôï ÅÄ äåí õðï÷ñåïýôáé íá øçößæåé Þ íá ìåñéìíÜ þóôå ôá ÌÝëç ôïõ ÅÄ, åêôüò ôïõ ÁíåîÜñôçôïõ ÌÝëïõò, íá øçößæïõí

êáôÜ óõãêåêñéìÝíï ôñüðï óýìöùíá ìå ôçí ðáñïýóá Óõìöùíßá, ôï ÅÄ èá áóêåß ôá äéêáéþìáôá øÞöïõ ôïõ êáé èá ìåñéìíÜ þóôå ôá ÌÝëç ôïõ ÅÄ, ðÝñáí ôïõ ÁíåîÜñôçôïõ ÌÝëïõò, íá øçößæïõí óýìöùíá ìå ôçí åéóÞãçóç ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò,
(â) óå êÜèå ðåñßðôùóç ðïõ ôï ÅÄ áóêåß Äéêáßùìá Áñíçóéêõñßáò ùò ðñïò ïðïéïäÞðïôå ÈÝìá Äéêáéþìáôïò Áñíçóéêõñßáò, ç DT èá áóêåß ôá äéêáéþìáôá øÞöïõ ôçò êáé èá ìåñéìíÜ þóôå ôá ÌÝëç ôçò DT – óõìðåñéëáìâáíïìÝíïõ ôïõ Äéåõèýíïíôïò Óõìâïýëïõ –, ðÝñáí ôïõ ÁíåîÜñôçôïõ ÌÝëïõò, íá øçößæïõí Ýôóé, þóôå íá ðñáãìáôþíåôáé ç Üóêçóç ôïõ Äéêáéþìáôïò Áñíçóéêõñßáò, Þôïé íá øçößæïõí åíáíôßïí åéóÞãçóçò ùò ðñïò ôçí ïðïßá ôï ÅÄ åðéèõìåß íá áóêÞóåé ôï Äéêáßùìá Áñíçóéêõñßáò, êáé
(ã) óå ðåñßðôùóç ðïõ ïé èÝóåéò ôïõ Äéåõèýíïíôïò Óõìâïýëïõ êáé ôïõ ÐñïÝäñïõ ôïõ ÄÓ ôïõ ÏÔÅ êáôÝ÷ïíôáé áðü ôï ßäéï ðñüóùðï óýìöùíá ìå ôï ¢ñèñï 4, ôï ÅÄ êáé ç DT èá áóêïýí ôá äéêáéþìáôÜ øÞöïõ ôïõò êáôÜ ôç äéáêñéôéêÞ ôïõò åõ÷Ýñåéá.
8.3. Ôá ÌÝñç èá åöáñìüæïõí ôéò áêüëïõèåò äéáäéêáóßåò, þóôå íá åðéôõã÷Üíïõí ôï óõíôïíéóìü ôùí áíôßóôïé÷ùí äéêáéùìÜôùí øÞöïõ óå ïðïéáäÞðïôå ÃÓ ôïõ ÏÔÅ:
(á) Ïé Åêðñüóùðïé èá óõíáíôþíôáé ôïõëÜ÷éóôïí äýï (2) ÅñãÜóéìåò ìÝñåò ðñéí áðü ïðïéáäÞðïôå ÃÓ ôïõ ÏÔÅ ãéá íá äéáâïõëåõôïýí êáé íá óõæçôÞóïõí, êáëüðéóôá, ôïí ôñüðï Üóêçóçò ôùí äéêáéùìÜôùí øÞöïõ ðïõ Ý÷ïõí ôá ÌÝñç.
(â) Èá åîïõóéïäïôïýíôáé ïé Åêðñüóùðïé Þ ïðïéïäÞðïôå Üëëï ðñüóùðï õðïäåßîåé êÜèå Åêðñüóùðïò ãéá ôçí Üóêçóç ôùí äéêáéùìÜôùí øÞöïõ ðïõ Ý÷åé êÜèå ÌÝñïò.
(ã) Ïé Åêðñüóùðïé èá äßäïõí åíôïëÞ óôá åîïõóéïäïôçìÝíá ðñüóùðá íá áóêïýí ôá äéêáéþìáôá øÞö ïõ üðùò Ý÷åé óõìöùíçèåß óôéò äéáâïõëåýóåéò ìåôáîý ôùí Åêðñïóþðùí.
(ä) Óå êÜèå ðåñßðôùóç óôï åðßðåäï ôçò ÃÓ ôïõ ÏÔÅ:
(i) ôï ÅÄ èá áóêåß ôá äéêáéþìáôá øÞöïõ ôïõ óýìöùíá ìå ôçí åéóÞãçóç ôçò DT, åîáéñïõìÝíùí ôùí ÈåìÜôùí Áñíçóéêõñßáò Þ èåìÜôùí, ùò ðñïò ôá ïðïßá, óýìöùíá ìå ôïõò üñïõò ôçò ðáñïýóáò Óõìöùíßáò, ôï ÅÄ äýíáôáé íá øçößóåé êáôÜ ôç äéáêñéôéêÞ ôïõ åõ÷Ýñåéá (ð.÷. ðñüôáóç Ìåëþí ÅÄ), êáé
(ii) ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò, ç DT èá øçößæåé üðùò ôï ÅÄ, äçëáäÞ èá øçößæåé åíáíôßïí ôçò åéóÞãçóçò, ùò ðñïò ôçí ïðïßá ôï ÅÄ åðéèõìåß íá áóêÞóåé ôï Äéêáßùìá Áñíçóéêõñßáò ôïõ.
¢ñèñï 9 Äéêáßùìá Áñíçóéêõñßáò – ÈÝìáôá Áñíçóéêõñßáò
9.1. ÃåíéêÜ Ôï ÅÄ èá Ý÷åé Äéêáßùìá Áñíçóéêõñßáò óå ó÷Ýóç ìå êÜèå ÈÝìá Äéêáéþìáôïò Áñíçóéêõñßáò, ôï ïðïßï èá áóêåßôáé ùò áêïëïýèùò:

(á) Ùò ðñïò ÈÝìá Äéêáéþìáôïò Áñíçóéêõñßáò ôï ïðïßï áðáéôåß áðüöáóç ôïõ ÄÓ ôïõ ÏÔÅ Þ ôçò ÅêôåëåóôéêÞò ÅðéôñïðÞò, ç ó÷åôéêÞ áðüöáóç èá ëáìâÜíåôáé ìüíïí åöüóïí ôïõëÜ÷éóôïí äýï (2) åê ôùí Ìåëþí ÅÄ ðáñÝ÷ïõí èåôéêÞ øÞöï.
(â) Ùò ðñïò ÈÝìá Äéêáéþìáôïò Áñíçóéêõñßáò ôï ïðïßï áðáéôåß áðüöáóç ôçò ÃÓ ôïõ ÏÔÅ, ç DT èá øçößæåé êáôÜ ôçò åéóÞãçóçò ùò ðñïò ôçí ïðïßá ôï ÅÄ åðéèõìåß íá áóêÞóåé ôï Äéêáßùìá Áñíçóéêõñßáò ôïõ.
9.2. Íüìïò 3631/2008
9.2.1. 1/4ëá ôá èÝìáôá ðïõ åìðßðôïõí óôï ðåäßï åöáñìïãÞò ôçò ðáñáãñÜöïõ 3 ôïõ Üñèñïõ 11 ôïõ Íüìïõ 3631/2008 êáé ó÷åôßæïíôáé ìå ôïí ÏÔÅ Þ ïðïéáäÞðïôå Åôáéñßá ôïõ Ïìßëïõ ÏÔÅ, êáôÜ ðåñßðôùóç, óõíéóôïýí ÈÝìáôá Áñíçóéêõñßáò.
9.2.2. Ôï Äéêáßùìá Áñíçóéêõñßáò ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò ðïõ áíáöÝñïíôáé óôçí ÐáñÜãñáöï 9.2.1. èá éó÷ýåé (i) ãéá üëï ôï äéÜóôçìá êáôÜ ôï ïðïßï ôï ÅÄ èá äéáôçñåß ðïóïóôü ôïõëÜ÷éóôïí 5% ôùí äéêáéùìÜôùí øÞöïõ ôïõ ÏÔÅ êáé (ii) áíåîáñôÞôùò ôïõ áí åîáêïëïõèåß íá éó÷ýåé ç ðáñÜãñáöïò 3 ôïõ Üñèñïõ 11 ôïõ Íüìïõ 3631/2008, üðùò Ý÷åé óÞìåñá.
9.3. ÅôáéñéêÜ ÈÝìáôá 9.3.1. 1/4ëá ôá åôáéñéêÜ èÝìáôá ðïõ áíáãñÜöïíôáé êáôùôÝñù óõíéóôïýí ÈÝìáôá Áñíçóéêõñßáò: (á) ¸ãêñéóç ôùí Ïéêïíïìéêþí ÊáôáóôÜóåùí ôïõ ÏÔÅ ðñïêåéìÝíïõ íá õðïâëçèïýí óôç ÃÓ ôïõ ÏÔÅ.
(â) 1/4ëá ôá èÝìáôá ðïõ åìðßðôïõí óôï ðåäßï åöáñìïãÞò ôçò ðáñáãñÜöïõ 3 ôïõ Üñèñïõ 29 ôïõ Íüìïõ ðåñß Áíùíýìùí Åôáéñéþí êáé ó÷åôßæïíôáé ìå ôïí ÏÔÅ, êáèþò êáé ïéáäÞðïôå ôñïðïðïßçóç ôïõ óêïðïý ôùí Åôáéñéþí ôïõ Ïìßëïõ ÏÔÅ, üðùò áõôüò ðåñéãñÜöåôáé óôá áíôßóôïé÷á Üñèñá ôùí êáôáóôáôéêþí ôïõò, ðÝñáí ôïõ ðåäßïõ äñáóôçñéïôÞôùí ôïõ Ïìßëïõ ÏÔÅ. Ôï åí ëüãù Äéêáßùìá Áñíçóéêõñßáò èá åöáñìüæåôáé óå åêåßíåò áðü ôéò Åôáéñßåò ôïõ Ïìßëïõ ÏÔÅ ðïõ äñáóôçñéïðïéïýíôáé óå âáóéêÝò õðçñåóßåò çëåêôñïíéêÞò åðéêïéíùíßáò (ðåñéëáìâáíïìÝíùí õðçñåóéþí åðßãåéùí óõíäÝóåùí, êéíçôÞò ôçëåöùíßáò êáé ôïõ äéáäéêôýïõ), êáé, ðñïò Üñóç ôõ÷üí áìöéâïëßáò, èá éó÷ýåé ùò ðñïò ôçí COSMOTE, êáèþò êáé ôéò äñáóôçñéïðïéïýìåíåò Üìåóá êáé Ýììåóá ÈõãáôñéêÝò ôçò, åîáéñïõìÝíùí ôùí Èõãáôñéêþí ôçò COSMOTE óôçí ÐÃÄÌ êáé óôï Ìáõñïâïýíéï. Äéêáßùìá Áñíçóéêõñßáò äåí èá éó÷ýåé ãéá ïéáäÞðïôå ìåëëïíôéêÞ åðÝêôáóç ôïõ óêïðïý ïðïéáóäÞðïôå Åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ ëüãù ðñïóèÞêçò íÝùí õðçñåóéþí êáé ðñïúüíôùí. Åðßóçò, Äéêáßùìá Áñíçóéêõñßáò äåí èá éó÷ýåé ãéá áëëáãÝò óôï óêïðü ëüãù áíáäéïñãÜíùóçò ôïõ êáôáìåñéóìïý ôùí äñáóôçñéïôÞôùí åíôüò ôïõ Ïìßëïõ ÏÔÅ, åöüóïí ïé óõãêåêñéìÝíåò äñáóôçñéüôçôåò ðáñáìåßíïõí åíôüò ôïõ Ïìßëïõ ÏÔÅ õðü ôïí Üìåóï Þ Ýììåóï Ýëåã÷ï ôïõ ÏÔÅ. 1/4óïí áöïñÜ ðéèáíü äéêáßùìá áñíçóéêõñßáò åðß Üìåóçò Þ Ýììåóçò ìåôáâßâáóçò åêôü ò ôïõ Ïìßëïõ ÏÔÅ óôïé÷åßùí ôïõ åíåñãçôéêïý, èá åöáñìüæåôáé áðïêëåéóôéêÜ ç ÐáñÜãñáöïò 9.4.1.(á).
(ã) ÏðïéáäÞðïôå ôñïðïðïßçóç óôçí êáôáóôáôéêÞ Ýäñá êáé ôá êåíôñéêÜ ãñáöåßá ôïõ ÏÔÅ óôçí Åëë Üäá.
(ä) Óå åðßðåäï ÏÔÅ Þ ïðïéáóäÞðïôå åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ ç ïðïßá äåí áíÞêåé åî ïëïêëÞñïõ óôïí ÏÔÅ, ç äéáíïìÞ ïéïõäÞðïôå åßäïõò Ýêôáêôïõ ìåñßóìáôïò Þ Ýãêñéóç

åðáíáãïñÜò ìåôï÷þí, ðïõ, êÜèå ìßá, èá åß÷å ùò áðïôÝëåóìá pro forma Êáèáñü ×ñÝïò ùò ðñïò ôï EBITDA óõíå÷ïýò äùäåêáìÞíïõ [net debt over trailing twelve moths EBITDA] Üíù ôïõ 1.75x.
(å) Ç äéáíïìÞ ðñïìåñéóìÜôùí, óå åðßðåäï ÏÔÅ Þ ïðïéáóäÞðïôå åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ ç ïðïßá äåí áíÞêåé åî ïëïêëÞñïõ óôïí ÏÔÅ.
(óô) Ç áíÜëçøç (1) ïéïõäÞðïôå åîùôåñéêïý ÷ñçìáôïïéêïíïìéêïý äáíåéóìïý, åîáéñïõìÝíïõ ïéïõäÞ ðïôå åíäï-ïìéëéêïý äáíåéóìïý ìåôáîý Åôáéñéþí ôïõ Ïìßëïõ DT êáé ôùí Åôáéñéþí ôïõ Ïìßëïõ ÏÔÅ, ï ïðïßïò (÷ñçìáôïïéêïíïìéêüò äáíåéóìüò) åìðßðôåé óôï ðåäßï åöáñìïãÞò ôçò ÐáñáãñÜöïõ 9.4.1.(ä) êáé ï ïðïßïò, óå áôïìéêÞ âÜóç Þ óå êáèáñÞ (óå ó÷Ýóç ìå åîïöëÞóåéò) óõíïëéêÞ âÜóç, õðåñâáßíåé, êáè’ ïéáíäÞðïôå óôéãìÞ, ôï óõíïëéêü ÷ñçìáôïïéêïíïìéêü äáíåéóìü ôïõ ÏÔÅ, üðùò áõôüò ïñßæåôáé óôéò åíäéÜìåóåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò ôçò Åôáéñßáò ôçò 31çò Ìáñôßïõ 2008, êáôÜ ðïóü ðåíôáêïóßùí åêáôïììõñßùí (500.000.000) Åõñþ Þ (2) ÷ñçìáôïïéêïíïìéêïý äáíåéóìïý ïéïõäÞðïôå ðïóïý, ìåôáôñÝøéìïõ óå Ìåôï÷Ýò ôïõ ÏÔÅ Þ áíôáëëÜîéìïõ ìå ßäéåò Ìåôï÷Ýò ôïõ ÏÔÅ Þ ìå ìåôï÷Ýò ôùí Åôáéñéþí ôïõ Ïìßëïõ ÏÔÅ. Ðñïò áðïöõãÞ áìöéâïëéþí, êáíÝíá óçìåßï ôçò ðáñïýóáò ÐáñáãñÜöïõ äåí èá åñìçíåýåôáé ùò åðéâïëÞ õðï÷ñÝùóçò óå ïðïéïäÞðïôå ÌÝñïò íá ÷ñçìáôïäïôåß ôïí 1/4< /FONT>ìéëï ÏÔÅ.
(æ) ÏðïéåóäÞðïôå áëëáãÝò ùò ðñïò ôéò åîïõóßåò ôïõ Äéåõèýíïíôïò Óõìâïýëïõ, óôéò ðåñéðôþóåéò ðïõ ðåñéãñÜöïíôáé óôá ¢ñèñá 4 êáé 5.
(ç) ÏðïéåóäÞðïôå áëëáãÝò ùò ðñïò ôéò åîïõóßåò ðïõ Ý÷ïõí åê÷ùñçèåß óôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ, óýìöùíá ìå ôçí ÐáñÜãñáöï 5.5.
(è) ÁëëáãÞ ôçò ÷þñáò üðïõ ëåéôïõñãåß ôï ÷ñçìáôéóôÞñéï (äçëáäÞ ôçò ÅëëÜäáò) üðïõ åéóÞ÷èçóáí ôï ðñþôïí ïé Ìåôï÷Ýò ôïõ ÏÔÅ.
9.3.2. Ôï Äéêáßùìá Áñíçóéêõñßáò èá éó÷ýåé (i) ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò ðïõ áíáöÝñïíôáé óôéò õðü-ðáñáãñÜöïõò (á), (â), (ã) êáé (óô) ôçò ÐáñáãñÜöïõ 9.3.1 ãéá üëï ôï äéÜóôçìá êáôÜ ôï ïðïßï ôï ÅÄ äéáôçñåß ðïóïóôü ôïõëÜ÷éóôïí 5% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ, åíþ (ii) ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò ðïõ áíáöÝñïíôáé óôéò ëïéðÝò õðoðáñáãñÜöïõò ôçò ÐáñáãñÜöïõ 9.3.1. ãéá üëï ôï äéÜóôçìá êáôÜ ôï ïðïßï ôï ÅÄ äéáôçñåß ðïóïóôü ôïõëÜ÷éóôïí 10% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ.
9.4. Åðé÷åéñçìáôéêÜ ÈÝìáôá 9.4.1. 1/4ëá ôá åðé÷åéñçìáôéêÜ èÝìáôá ðïõ áíáãñÜöïíôáé êáôùôÝñù óõíéóôïýí ÈÝìáôá Áñíçóéêõñßáò: (á) Ìßá Þ ðåñéóóüôåñåò äéáèÝóåéò Þ áðïêôÞóåéò áðü ôïí ÏÔÅ Þ/êáé áðü ïéáäÞðïôå Åôáéñßá ôïõ Ïìßëïõ ÏÔÅ, ôçò ïðïßáò [äéÜèåóçò Þ áðüêôçóçò] ç áîßá, åßôå óå áôïìéêÞ âÜóç åßôå óùñåõôéêÜ êáôÜ ôç äéÜñêåéá ôùí äþäåêá (12) ìçíþí ðïõ ðñïçãïýíôáé ôçò çìåñïìçíßáò êáôÜ ôçí ïðïßá ç åí ëüãù äéÜèåóç Þ áðüêôçóç ðñïôåßíåôáé óôï ÄÓ ôïõ ÏÔÅ Þ óôç ÃÓ ôïõ ÏÔÅ, êáôÜ ðåñßðôùóç, áíÝñ÷åôáé óå ðïóïóôü ôïõëÜ÷éóôïí ßóï ìå ôï 20% (i) ôïõ óõíüëïõ ôùí óôïé÷åßùí åíåñãçôéêïý (åîáéñïõìÝíùí ôùí Üõëùí óôïé÷åßùí [öÞìçò/goodwill]) Þ (ii) ôïõ óõíüëïõ ôùí åóüäùí ôïõ ÏÔÅ, ïðïéïäÞðïôå üñéï õðü (i) Þ (ii) êáëýðôåôáé ðñþôï, üðùò ç áîßá ôùí åí ëüãù óôïé÷åßùí Þ ôï ðïóü ôùí åóüäùí (óå åôÞóéá âÜóç) áðåéêïíßæåôáé óôéò ðëÝïí ðñüóöáôåò ÏéêïíïìéêÝò

ÊáôáóôÜóåéò ôçò Åôáéñßáò. Ãéá ôïõò óêïðïýò ôçò ðáñïýóáò ÐáñáãñÜöïõ 9.4.1(á), èá èåùñïýíôáé ùò äéÜèåóç Þ áðüêôçóç êáé ïé óõã÷ùíåýóåéò, ïé åôáéñéêïß ìåôáó÷çìáôéóìïß, ïé áðïó÷ßóåéò êáé ïé äéáóðÜóåéò óå åðßðåäï ïðïéáóäÞðïôå Åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ, óõíåðåßá ôùí ïðïßùí ìÝñïò ôçò äñáóôçñéüôçôáò ôïõ Ïìßëïõ ÏÔÅ, ç ïðïßá õðåñâáßíåé ôï ùò Üíù üñéï, ìåôáâéâÜæåôáé óå Þ áðïêôÜôáé áðü Åôáéñßá ôïõ Ïìßëïõ ÏÔÅ áðü ïðïéïäÞðïôå ôñßôï ðñüóùðï.
(â) ÏðïéåóäÞðïôå áëëáãÝò óôçí åôáéñéêÞ åðùíõìßá (i) «ÏÔÅ» êáé (ii) óôçí åðùíõìßá ïðïéáóäÞðïôå Åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ, óôï âáèìü ðïõ, óôçí ôåëåõôáßá ðåñßðôùóç, ç åí ëüãù åðùíõìßá ðåñéëáìâÜíåé ôç ëÝîç Þ ôï ëïãüãñáììá/óõíèåôéêü «ïôå».
(ã) ÏðïéåóäÞðïôå áëëáãÝò óôá åìðïñéêÜ óÞìáôá ôïõ ÏÔÅ Þ ïðïéùíäÞðïôå Åôáéñéþí ôïõ Ïìßëïõ ÏÔ Å ãéá äéÜóôçìá 24 ìçíþí áðü ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò.
(ä) ÐñïêåéìÝíïõ íá ðñïóôáôåõôåß ï 1/4ìéëïò ÏÔÅ áðü ôçí êáôÜñôéóç åíäï-åôáéñéê þí óõíáëëáãþí ìå ôïí 1/4ìéëï DT ðïõ èá ìðïñïýóáí íá èåùñçèïýí äõóìåíåßò ãéá ôïí 1/4ìéëï ÏÔÅ êáé ðÜíôá ìå ôçí åðéöýëáîç ôùí üñùí ôïõ Üñèñïõ 23á ôïõ Íüìïõ ðåñß Áíùíýìùí Åôáéñéþí, ç êáôÜñôéóç óõíáëëáãþí ìåôáîý Åôáéñéþí ôïõ Ïìßëïõ DT êáé Åôáéñéþí ôïõ Ïìßëïõ ÏÔÅ Üíù ôùí 30 åêáôïììõñßùí (30.000.000) ÅÕÑÙ, ôïõ åí ëüãù ðïóïý áíáðñïóáñìïæüìåíïõ êáôÜ ôïí ìÝóï üñï ôïõ åôÞóéïõ ðëçèùñéóìïý (óå ó÷Ýóç ìå ôïí äåßêôç ôéìþí ôïõ ÏÏÓÁ ùò ðñïò ôçí ÅëëÜäá). Ìå ôçí åðéöýëáîç ôùí äéáôÜîåùí ôçò ÐáñáãñÜöïõ 9.4.3(â) êáôùôÝñù, óå ó÷Ýóç ìå åíäï-ïìéëéêü äáíåéóìü ïðïéáóäÞðïôå ìïñöÞò ðïõ ðáñÝ÷åôáé áðü ôïí 1/4ìéëï DT ðñïò ôïí 1/4ìéëï ÏÔÅ êáé óôï âáèìü ðïõ ç DT áðïäåéêíýåé üôé ïé ðñïóöåñüìåíïé áðü áõôÞ ïéêïíïìéêïß üñïé êáé ðñïûðïèÝóåéò åßíáé éóÜîéïé Þ êáëýôåñïé áðü ôïõò ïéêïíïìéêïýò üñïõò êáé ðñïûðïèÝóåéò ðïõ ðñïóöÝñåé ôñßôï ðñüóùðï, ï åí ëüãù åíôüò ïìßëïõ äáíåéóìüò äåí èá õðüêåéôáé óôï ðáñáðÜíù ðñïâëåðüìåíï Äéêáßùìá Áñíçóéêõñßáò ùò ðñïò óõíáëëáãÝò ìåôáîý óõíäåüìåíùí ðñïóþðùí ôçò ðáñïýóáò Óõìöùíßáò.
9.4.2. Ôï Äéêáßùìá Áñíçóéêõñßáò ùò ðñïò ôá ÈÝìáôá Áñíçóéêõñßáò ðïõ áíáöÝñïíôáé (i) óôéò õðü-ðáñáãñÜöïõò (â), (ã) êáé (ä) ôçò ÐáñáãñÜöïõ 9.4.1. èá éó÷ýåé ãéá üóï äéÜóôçìá ôï ÅÄ äéáôçñåß ôïõëÜ÷éóôïí 5% ôùí äéêáéùìÜôùí øÞöïõ ôïõ ÏÔÅ, åíþ (ii) óôçí õðü-ðáñÜãñáöï (á) ôçò ÐáñáãñÜöïõ 9.4.1. èá éó÷ýåé ãéá üóï äéÜóôçìá ôï ÅÄ äéáôçñåß ôïõëÜ÷éóôïí 10% ôùí äéêáéùìÜôùí øÞöïõ ôïõ ÏÔÅ.
9.4.3. Ìå ôçí åðéöýëáîç ôùí äéáôÜîåùí ôùí ÐáñáãñÜöùí 9.4.1. êáé 9.4.2., ôá ÌÝñç åéäéêþò óõìöùíïýí ôá áêüëïõèá:
(á) Óå ó÷Ýóç ìå
(i) ìßá Þ ðåñéóóüôåñåò äéáèÝóåéò Þ áðïêôÞóåéò áðü ôçí ÏÔÅ Þ/êáé áðü ïðïéáäÞðïôå Åôáéñßá ôïõ Ïìßëïõ ÏÔÅ, ôçò ïðïßáò [áðüêôçóçò Þ äéÜèåóçò] ç áîßá, óå áôïìéêÞ âÜóç Þ óùñåõôéêÜ êáôÜ ôç äéÜñêåéá ôùí 12 ìçíþí ðïõ ðñïçãïýíôáé ôçò çìåñïìçíßáò êáôÜ ôçí ïðïßá ç åí ëüãù äéÜèåóç Þ áðüêôçóç ðñïôåßíåôáé óôï ÄÓ ôïõ ÏÔÅ Þ ôç ÃÓ ôïõ ÏÔÅ, êáôÜ ðåñßðôùóç, áíÝñ÷åôáé óå ðïóïóôü ìåôáîý 5% êáé 20% (1) ôïõ óõíüëïõ ôùí óôïé÷åßùí åíåñãçôéêïý ôïõ ÏÔÅ (åîáéñïõìÝíùí ôùí Üõëùí óôïé÷åßùí [öÞìçò]) Þ (2) ôùí óõíïëéêþí åóüäùí, ïðïéïäÞðïôå áðü ôá üñéá (1) Þ (2) ðñïêýðôåé ðñþôï, üðùò ç áîßá ôùí åí ëüãù óôïé÷åßùí Þ ôï ðïóü ôùí åóüäùí (óå åôÞóéá âÜóç) áðåéêïíßæåôáé óôéò ðëÝïí ðñüóöáôåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò ôçò Åôáéñßáò, êáé

(ii) ïðïéáäÞðïôå áëëáãÞ óôá åìðïñéêÜ óÞìáôá ôïõ ÏÔÅ Þ ïðïéáóäÞðïôå Åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ ìåôÜ ôï ðÝñáò ôçò ÷ñïíéêÞò ðåñéüäïõ ðïõ áíáöÝñåôáé óôçí õðü-ðáñÜãñáöï (ã) ôçò ÐáñáãñÜöïõ 9.4.1.,
ïé Åêðñüóùðïé èá äéáâïõëåýïíôáé ìåôáîý ôïõò ãéá ðåñßïäï ìÝ÷ñé äÝêá (10) Åñãáóßìùí Çìåñþí, ìå óêïðü íá êáôáëÞîïõí óå óõìöùíßá ùò ðñïò ôï ó÷åôéêü èÝìá, åíþ áí ôá ÌÝñç äåí êáôáëÞîïõí óå ó÷åôéêÞ óõìöùíßá, ôï ÅÄ äåí èá Ý÷åé Äéêáßùìá Áñíçóéêõñßáò ùò ðñïò ôï åí ëüãù èÝìá.
(â) Ìå ôçí åðéöýëáîç ôùí äéáôÜîåùí ôçò õðü-ðáñáãñÜöïõ (óô) ôçò ÐáñáãñÜöïõ 9.3.1., ïðïéáäÞðïôå ìïñöÞ äáíåéóìïý ðïõ ÷ïñçãåßôáé óôïí 1/4ìéëï ôïõ ÏÔÅ áðü ôïí 1/4ìéëï DT äåí èá õðüêåéôáé óå Äéêáßùìá Áñíçóéêõñßáò åöüóïí ç DT, åíåñãþíôáò ìÝóù ôïõ Åêðñïóþðïõ ôçò DT, áðïäåéêíýåé óôï ÅÄ, ôï ïðïßï èá åíåñãåß ìÝóù ôïõ Åêðñïóþðïõ ôïõ ÅÄ, ðùò ïé üñïé êáé ïé ðñïûðïèÝóåéò ðïõ ðñïóöÝñåé ç DT ãéá ôïí åí ëüãù äáíåéóìü, óôï óýíïëü ôïõò, åßíáé éóÜîéïé Þ êáëýôåñïé áðü åêåßíïõò ðïõ ðñïóöÝñèçêáí óôçí Åôáéñßá áðü ôñßôá ðñüóùðá.
ÌÅÑÏÓ Ä ÌåôáâéâÜóåéò Ìåôï÷þí ¢ñèñï 10 Ìç áýîçóç ðïóïóôïý [stand-still]
10.1 ÊáôÜ ôçí Ðåñßïäï Ìç Áýîçóçò Ðïóïóôïý, ç DT äåí èá áðïêôÜ, êáé èá ìåñéìíÞóåé þóôå êáíÝíá ìÝëïò ôïõ Ïìßëïõ DT íá ìçí áðïêôÜ äéêáéþìáôá øÞöïõ óôïí ÏÔÅ ÷ùñßò ôç óõíáßíåóç ôïõ ÅÄ, ìÝóù áãïñÜò Ìåôï÷þí ôïõ ÏÔÅ Þ ìå ïðïéïäÞðïôå Üëëï ôñüðï, åêôüò êáé áí ç áðüêôçóç áõôÞ åðéâÜëëåôáé áðü ôçí åöáñìïóôÝá íïìïèåóßá, áí óõíÝðåéá ôçò åí ëüãù áðüêôçóçò èá Þôáí ôá äéêáéþìáôá øÞöïõ ôçò DT óôïí ÏÔÅ (åîáéñïõìÝíùí, ðñïò Üñóç ôõ÷üí áìöéâïëßáò, ôõ÷üí äéêáéùìÜôùí øÞöïõ ðïõ êáôÝ÷ïíôáé áðü ôï ÅÄ êáé áðïôåëïýí áíôéêåßìåíï ôçò ðáñïýóáò Óõìöùíßáò) íá õðåñâïýí ðïóïóôü 25% + 1 ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ. Ï ðåñéïñéóìüò ôïõ ðñïçãïýìåíïõ åäáößïõ äåí éó÷ýåé óôçí áðüêôçóç äéêáéùìÜôùí øÞöïõ óõíåðåßá ôçò Üóêçóçò (i) ôùí ÄéêáéùìÜôùí Ðþëçóçò, (ii) ôùí ÄéêáéùìÜôùí Ðñïôßìçóçò (Ðñþôçò ¢ñíçóçò) ôçò DT Þ (iii) ôùí äéêáéùìÜôùí ðïõ áíáöÝñïíôáé óôçí ÐáñÜãñáöï 10.2. êáôùôÝñù.
10.2. Ç DT èá Ý÷åé ôï äéêáßùìá íá óõììåôÜó÷åé áíáëïãéêÜ óå ïðïéáäÞðïôå äéáäéêáóßá ðñïóöïñÜò ìåôï÷þí Þ õâñéäéêþí ìåôï÷éêþí äéêáéùìÜôùí áðü ôïí ÏÔÅ. Ç Üóêçóç ôïõ åí ëüãù äéêáéþìáôïò äåí åðéôñÝðåôáé íá Ý÷åé ùò óõíÝðåéá ôçí áýîçóç ôïõ ðïóïóôïý ôùí äéêáéùìÜôùí øÞöïõ ôçò DT óôïí ÏÔÅ ðïõ êáôÝ÷åé êáôÜ ôï ÷ñüíï Ýãêñéóçò ôçò åí ëüãù ðñïóöïñÜò ìåôï÷þí Þ õâñéäéêþí ìåôï÷éêþí ôßôëùí áðü ôï ÄÓ ôïõ ÏÔÅ Þ ôç ÃÓ ôïõ ÏÔÅ, êáôÜ ðåñßðôùóç, ÷ùñßò ôç óõíáßíåóç ôïõ ÅÄ.
10.3. Ïé ðåñéïñéóìïß ðïõ áíáöÝñïíôáé óôçí ÐáñÜãñáöï 10.1 èá ðáýóïõí íá éó÷ýïõí åöüóïí, êáè’ ïéáíäÞðïôå óôéãìÞ êáôÜ ôç äéÜñêåéá ôçò Ðåñéüäïõ Ìç Áýîçóçò Ðïóïóôïý, ôï ðïóïóôü ôùí äéêáéùìÜôùí øÞöïõ ôïõ ÅÄ óôïí ÏÔÅ êáôÝëèåé ôïõ 20%, õðü ôçí ðñïûðüèåóç üôé ç óõíïëéêÞ óõììåôï÷Þ ôçò DT êáé ôïõ ÅÄ óôïí ÏÔÅ äåí èá õðåñâáßíåé ðïóïóôü 60% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ ìÝ÷ñé ôç ëÞîç ôçò Ðåñéüäïõ Ìç Áýîçóçò Ðïóïóôïý Þ Üëëï

êáôþôåñï ðïóïóôü ðïõ ôõ÷üí åßíáé áðáñáßôçôï þóôå íá äéáóöáëßæåôáé ôï áðáñáßôçôï åðßðåäï åìðïñåõóéìüôçôáò êáôÜ ôç äéáðñáãìÜôåõóç ôùí Ìåôï÷þí ôïõ ÏÔÅ, üðùò áðáéôåß ôï ×ñçìáôéóôÞñéï.
¢ñèñï 11
Ìç ÄéÜèåóç Óõììåôï÷Þò
11.1. ÊáôÜ ôç äéÜñêåéá ôçò Ðåñéüäïõ Ìç Áýîçóçò Ðïóïóôïý, ç DT äåí èá ðñïâáßíåé, êáé èá ìåñéìíÞóåé þóôå ïðïéïäÞðïôå ìÝëïò ôïõ Ïìßëïõ DT íá ìçí ðñïâáßíåé, ÷ùñßò ôç óõíáßíåóç ôïõ ÅÄ, óå Ìåôáâßâáóç Þ ÅðéâÜñõíóç ôùí Ìåôï÷þí ôïõ ÏÔÅ ðïõ êáôÝ÷ïíôáé áðü ôçí DT Þ ïðïéïäÞðïôå ìÝëïò ôïõ Ïìßëïõ DT, êáôÜ ðåñßðôùóç, ðñïò ïðïéïäÞðïôå ðñüóùðï, óõìðåñéëáìâáíïìÝíïõ ïðïéïõäÞðïôå Üëëïõ ìÝëïõò ôïõ Ïìßëïõ DT.
11.2. ÊáôÜ ôç ÄéÜñêåéá, äåí èá åðéôñÝðåôáé ïðïéáäÞðïôå äéÜèåóç Þ óýóôáóç ÂÜñïõò åðß ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ ðïõ êáôÝ÷ïíôáé áðü ïðïéïäÞðïôå ÌÝñïò, Þ, üóïí áöïñÜ ôçí DT, êáé ïðïéïäÞðïôå ìÝëïò ôïõ Ïìßëïõ DT, óõìðåñéëáìâáíïìÝíùí äéáèÝóåùí Þ Åðéâáñýíóåùí ðñïò ìÝëç ôïõ Ïìßëïõ DT Þ öïñåßò ðïõ åëÝã÷ïíôáé áðü ôï ÅÄ, óå êÜèå ðåñßðôùóç ÷ùñßò ôçí Ýããñáöç óõíáßíåóç ôïõ Ýôåñïõ ÌÝñïõò. Ðñïò áðïöõãÞ áìöéâïëéþí, ç ðáñïýóá ÐáñÜãñáöïò äåí åöáñìüæåôáé óå ÌåôáâéâÜóåéò äéêáéùìÜôùí øÞöïõ óõíåðåßá Ìåôáâßâáóçò Ìåôï÷þí ôïõ ÏÔÅ.
¢ñèñï 12
Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ
12.1. Åöüóïí ç DT óêïðåýåé íá ÌåôáâéâÜóåé êáé åðéèõìåß íá êáôáñôßóåé óýìâáóç ìå Ýíá Þ ðåñéóóüôåñá ðñüóùðá ãéá ôç Ìåôáâßâáóç Ìåôï÷þí ôïõ ÏÔÅ Þ äéêáéùìÜôùí ðñïôßìçóçò ãéá íÝåò ìåôï÷Ýò ðïõ êáôÝ÷åé ç ßäéá Þ Üëëï ìÝëïò ôïõ Ïìßëïõ DT, êáôÜ ðåñßðôùóç, (åöåîÞò ç «Óýìâáóç Ìåôáâßâáóçò»), ôï ÅÄ èá Ý÷åé ôï äéêáßùìá íá áðïêôÞóåé åêåßíï Þ íá õðïäåßîåé åããñÜöùò Üëëï ðñüóùðï ãéá íá áðïêôÞóåé ôéò åí ëüãù Ìåôï÷Ýò ôïõ ÏÔÅ õðü ôïõò üñïõò êáé ôéò ðñïûðïèÝóåéò ðïõ áíáöÝñïíôáé óôç Óýìâáóç Ìåôáâßâáóçò (åöåîÞò ôï «Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ»), åîáéñïõìÝíçò ôçò ôéìÞò Ìåôáâßâáóçò åöüóïí ôï ÅÄ ìðïñåß íá áðïäåßîåé ðùò ç ôéìÞ ðïõ ðåñéëáìâÜíåôáé óôç Óýìâáóç Ìåôáâßâáóçò åßíáé õøçëüôåñç áðü ôçí ôéìÞ ðïõ èá ðñïóÝöåñå Ýíáò êáëüðéóôïò áãïñáóôÞò ãéá ôéò Ìåôï÷Ýò ôïõ ÏÔÅ, óôçí ïðïßá ðåñßðôùóç èá õðåñéó÷ýåé ç ôéìÞ ðïõ èá ðñïóÝöåñå ï êáëüðéóôïò áãïñáóôÞò. Óôá óõìöùíçôéêÜ ìå áíôéêåßìåíï ôçí áðüêôçóç ôùí Ìåôï÷þí ôïõ ÏÔÅ óõíåðåßá ôçò Üóêçóçò ôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ, ç DT èá åããõÜôáé ðùò ïé õðü ìåôáâßâáóç Ìåôï÷Ýò ôïõ ÏÔÅ (êáé êÜèå äéêáßùìÜ ôçò åð’ áõôþí) åßíáé åëåýèåñåò Âáñþí. Ç ïëïêëÞñùóç ôçò Ìåôáâßâáóçò óõíåðåßá ôçò Üóêçóçò ôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ èá ôåëåß õðü ôçí ðñïûðüèåóç ôçò ëÞøçò ôïõ óõíüëïõ ôùí áðáéôïýìåíùí ñõèìéóôéêþí/êáíïíéóôéêþí åãêñßóåùí, åöüóïí óõíôñÝ÷åé ôÝôïéá ðåñßðôùóç.
12.2. Ç DT èá ðëçñïöïñåß ôï ÅÄ ìÝóù Åéäïðïßçóçò ôçò DT ðïõ èá ôç óõíïäåýåé åßôå åðéêõñùìÝíï áíôßãñáöï ôçò Óýìâáóçò Ìåôáâßâáóçò ôï ïðïßï èá ðåñéëáìâÜíåé üëá ôá ðáñåðüìåíá óõìöùíçôéêÜ áõôÞò, áí áõôÜ åßíáé Þäç äéáèÝóéìá, åßôå

ðåñßëçøç ôùí âáóéêþí åìðïñéêþí üñùí êáé ðñïûðïèÝóåùí ôçò óêïðïýìåíçò Ìåôáâßâáóçò. Åöüóïí ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ äåí áóêçèåß áðü ôï ÅÄ Þ ôï õðïäåéêíõüìåíï áðü áõôü ðñüóùðï, êáôüðéí ÅéäïðïéÞóåùò ôïõ ÅÄ ðñïò ôçí DT åíôüò åîÞíôá (60) ÅñãÜóéìùí Çìåñþí áðü ôç ëÞøç ôçò ÅéäïðïéÞóåùò ôçò DT, ç DT äýíáôáé íá õëïðïéÞóåé ôç Óýìâáóç Ìåôáâßâáóçò, ùò êïéíïðïéÞèçêå óôï ÅÄ, õðü ôçí ðñïûðüèåóç ðùò ç åí ëüãù õëïðïßçóç èá áðáéôåß ôçí ðñïçãïýìåíç Ýãêñéóç ôïõ ÅÄ, ôçí ïðïßá ôï ÅÄ äåí èá áñíåßôáé åêôüò áí äåí ðëçñïýíôáé ôá êñéôÞñéá ôçò ðáñáãñÜöïõ 2 ôïõ Üñèñïõ 11 ôïõ Íüìïõ 3631/2008, áíåîáñôÞôùò ôïõ áí ï åí ëüãù íüìïò åßíáé óå éó÷ý êáôÜ ôï ÷ñïíéêü óçìåßï ôçò õëïðïßçóçò.
12.3. Ðñïò Üñóç ôõ÷üí áìöéâïëßáò, åöüóïí ç DT äåí õëïðïéÞóåé ôç Óýìâáóç Ìåôáâßâáóçò ùò êïéíïðïéÞèçêå óôï ÅÄ, ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ èá åîáêïëïõèåß íá éó÷ýåé ùò ðñïò ôéò Ìåôï÷Ýò ôïõ ÏÔÅ êáé ôá äéêáéþìáôá ðñïôßìçóçò ðïõ áðïôåëïýóáí áíôéêåßìåíï ôçò Óýìâáóçò Ìåôáâßâáóçò, åðéðñïóèÝôùò ôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò´) ðïõ Ý÷åé ôï ÅÄ ùò ðñïò ôéò ëïéðÝò Ìåôï÷Ýò ôïõ ÏÔÅ ðïõ ôõ÷üí êáôÝ÷åé ç DT Þ Üëëï ìÝëïò ôïõ Ïìßëïõ DT, êáôÜ ðåñßðôùóç.
12.4. Óå ðåñßðôùóç óêïðïýìåíçò äçìüóéáò ðñïóöïñÜò Þ Üëëçò ðþëçóçò óôçí áãïñÜ, åîáéñïõìÝíùí ôùí ðáêÝôùí (ç êÜèå ìßá ðåñßðôùóç èá áíáöÝñåôáé óôï åîÞò ùò ç «ÐñïóöïñÜ») áðü ôçí DT Þ Üëëï ìÝëïò ôïõ Ïìßëïõ DT, êáôÜ ðåñßðôùóç, ïé Ìåôï÷Ýò ôïõ ÏÔÅ Þ ôá äéêáéþìáôá ðñïôßìçóçò, êáôÜ ðåñßðôùóç, ðïõ ðñüêåéôáé íá ðñïóöåñèïýí óôçí áãïñÜ, èá ðñïóöåñèïýí ðñþôá óôï ÅÄ, âÜóåé ôùí ßäéùí üñùí êáé ðñïûðïèÝóåùí ðïõ ðåñéëáìâÜíïíôáé óôçí óêïðïýìåíç ÐñïóöïñÜ, åîáéñïõìÝíçò ôçò ôéìÞò, ç ïðïßá èá éóïýôáé, ùò ðñïò ôéò Ìåôï÷Ýò ôïõ ÏÔÅ, ìå ôç ìÝóç óôáèìéóìÝíç ìå ôïí üãêï ôéìÞ êëåéóßìáôïò (åöåîÞò ç «ÌÓ×Ô») ôùí ôåëåõôáßùí åßêïóé çìåñþí äéáðñáãìÜôåõóçò ãéá ôéò Ìåôï÷Ýò ôïõ OTE ðïõ åßíáé åéóçãìÝíåò óôï ×ñçìáôéóôÞñéï êáôÜ ôçí çìÝñá ðïõ ç DT áíáããÝëëåé óôï ÅÄ, ìå Åéäïðïßçóç ôçò DT, ôçí ðñüèåóÞ ôçò íá ðñïâåß óôçí ÐñïóöïñÜ Ìåôï÷þí ôïõ ÏÔÅ (åöåîÞò ôï «Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ), ìå åîáßñåóç ôçí ðåñßðôùóç ðïõ ðñïêýðôåé Ãåãïíüò ôçò Áðüöáóçò 35, ðïõ åðéöÝñåé ðñïóáñìïãÞ ôçò ôéìÞò áãïñÜò ôùí Ìåôï÷þí ôïõ ÏÔÅ óýìöùíá ìå ôçí Áðüöáóç 35, ðåñßðôùóç óôçí ïðïßá ôá ÌÝñç óõìöùíïýí ðùò ç åí ëüãù ðñïóáñìïãÞ èá ëáìâÜíåôáé õð’ üøç êáôÜ ôïí õðïëïãéóìü ôçò ôéìÞò ãéá ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ. ÅÜí ç åí ëüãù Åéäïðïßçóç ôçò DT äïèåß åíôüò åßêïóé çìåñþí áðü ôçí çìåñïìçíßá êáôáâïëÞò ìåñßóìáôïò áðü ôïí ÏÔÅ êáé, åðïìÝíùò, ïé Ìåôï÷Ýò ôïõ ÏÔÅ áðïôåëïýí áíôéêåßìåíï äéáðñáãìÜôåõóçò ÷ùñßò ôï äéêáßùìá óôï ìÝñéóìá, ãéá ôïõò óêïðïýò õðïëïãéóìïý ôïõ ìÝóïõ üñïõ, ïé ôéìÝò ãéá ôéò Ìåôï÷Ýò ôïõ ÏÔÅ èá õðïëïãßæïíôáé âÜóåé êáé ôïõ äéêáéþìáôïò óôï ìÝñéóìá ãéá üëç ôçí ðåñßïäï ôçò ÌÓ×Ô, óå ðåñßðôùóç ðïõ ç ðëåéïøçößá ôùí çìåñþí ôçò ó÷åôéêÞò ÌÓ×Ô Þôáí çìÝñåò ðåñéüäïõ êáôÜ ôçí ïðïßá ïé Ìåôï÷Ýò ôïõ ÏÔÅ äéáðñáãìáôåýïíôáí ìå ôï äéêáßùìá óôï ìÝñéóìá, êáé ÷ùñßò ôï äéêáßùìá óôï ìÝñéóìá ãéá üëç ôçí ðåñßïäï ôçò ÌÓ×Ô, óå êÜèå Üëëç ðåñßðôùóç. Óôá óõìöùíçôéêÜ ãéá ôçí áðüêôçóç ôùí Ìåôï÷þí ôïõ ÏÔÅ óõíåðåßá Üóêçóçò ôïõ Ðñüóèåôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ, ç DT èá åããõÜôáé ðùò ïé õðü ðþëçóç Ìåôï÷Ýò ôïõ ÏÔÅ (êáé êÜèå äéêáßùìÜ ôçò åð’ áõôþí) åßíáé åëåýèåñåò Âáñþí. Ç ïëïêëÞñùóç ôçò áðüêôçóçò ôùí Ìåôï÷þí ôïõ ÏÔÅ óõíåðåßá ôçò Üóêçóçò ôïõ Ðñüóèåôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ èá ôåëåß õðü ôçí ðñïûðüèåóç ôçò ëÞøçò ôïõ óõíüëïõ ôùí

áðáéôïýìåíùí ñõèìéóôéêþí/êáíïíéóôéêþí åãêñßóåùí, åöüóïí óõíôñÝ÷åé ôÝôïéá ðåñßðôùóç. Åöüóïí ôï ÅÄ äåí åéäïðïéÞóåé ôçí DT ùò ðñïò ôçí ðñüèåóÞ ôïõ íá áóêÞóåé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ åíôüò ôñéÜíôá (30) ÅñãÜóéìùí Çìåñþí áðü ôç ëÞøç ôçò ó÷åôéêÞò Åéäïðïßçóçò ôçò DT, ç DT èá Ý÷åé ôï äéêáßùìá íá ïëïêëçñþóåé ôçí ÐñïóöïñÜ, õðü ôïõò üñïõò êáé ôéò ðñïûðïèÝóåéò ðïõ Ý÷ïõí êïéíïðïéçèåß óôï ÅÄ, åíôüò ðåñéüäïõ ôñéþí (3) ìçíþí, ìåôÜ ôï ðÝñáò ôçò ïðïßáò ùò ðñïò ôéò Ìåôï÷Ýò ôïõ ÏÔÅ ðïõ äåí ðùëÞèçêáí êáôÜ ôçí ÐñïóöïñÜ åîáêïëïõèïýí íá éó÷ýïõí ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ êáé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ.
12.5. Óå ðåñßðôùóç üðïõ ç DT óêïðåýåé íá ðñïâåß óå ÐñïóöïñÜ äéêáéùìÜôùí ðñïôßìçóçò, èá áðïóôåßëåé Åéäïðïßçóç ôçò DT óôï ÅÄ ìÝ÷ñé êáé ìßá (1) ÅñãÜóéìç ÇìÝñá ðñéí áðü ôçí Ýíáñîç ôçò ðåñéüäïõ äéáðñáãìÜôåõóçò ôùí åí ëüãù äéêáéùìÜôùí. Åöüóïí ôï ÅÄ áðáíôÞóåé ðùò óêïðåýåé íá áóêÞóåé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ ùò ðñïò ôá äéêáéþìáôá ðñïôßìçóçò ìÝ÷ñé êáé ôçí ðÝìðôç (5) çìÝñá ôçò ðåñéüäïõ äéáðñáãìÜôåõóçò ôùí åí ëüãù äéêáéùìÜôùí, ç ôéìÞ óôçí ïðïßá èá ðñïóöåñèïýí ôá åí ëüãù äéêáéþìáôá óôï ÅÄ èá éóïýôáé ìå ôç ìÝóç ôéìÞ êëåéóßìáôïò ôùí åí ëüãù äéêáéùìÜôùí êáôÜ ôç äéÜñêåéá ôùí ðñþôùí ðÝíôå (5) çìåñþí ôçò ðåñéüäïõ äéáðñáãìÜôåõóÞò ôùí. Åöüóïí ôï ÅÄ åéäïðïéÞóåé ôçí DT üôé óêïðåýåé íá áóêÞóåé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ ùò ðñïò ôá äéêáéþìáôá ðñïôßìçóçò åíôüò ôçò ðåñéüäïõ ðïõ áíáöÝñåôáé óôï ðñïçãïýìåíï åäÜöéï, èá áðïêôÞóåé ôá åí ëüãù äéêáéþìáôá ôçí ôåëåõôáßá çìÝñá ôçò äéáðñáãìÜôåõóÞò ôùí. Åöüóïí ôï ÅÄ äåí åéäïðïéÞóåé ôçí DT ãéá ôõ÷üí ðñüèåóÞ ôïõ íá áóêÞóåé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôïõ ÅÄ ùò ðñïò ôá åí ëüãù äéêáéþìáôá ðñïôßìçóçò, ç DT èá äéêáéïýôáé íá ïëïêëçñþóåé ôçí ÐñïóöïñÜ áõôþí ôùí äéêáéùìÜôùí õðü ôïõò üñïõò êáé ðñïûðïèÝóåéò ðïõ êïéíïðïéÞèçêáí óôï ÅÄ, ìÝ÷ñé ôï ôÝëïò ôçò ðåñéüäïõ äéáðñáãìÜôåõóçò ôùí óõãêåêñéìÝíùí äéêáéùìÜôùí.
¢ñèñï 13
Äéêáßùìá Ðñïôßìçóçò (Ðñþôçò ¢ñíçóçò) ôçò DT
13.1. Ìå ôçí åðéöýëáîç ôùí ÄéêáéùìÜôùí Ðþëçóçò, åöüóïí ôï ÅÄ óêïðåýåé íá ÌåôáâéâÜóåé êáé åðéèõìåß íá êáôáñôßóåé óýìâáóç ìå Ýíá Þ ðåñéóóüôåñá ôñßôá ðñüóùðá ãéá ôç Ìåôáâßâáóç Ìåôï÷þí ôïõ ÏÔÅ Þ äéêáéùìÜôùí ðñïôßìçóçò ãéá íÝåò ìåôï÷Ýò ðïõ êáôÝ÷åé ôï ßäéï, ç DT èá Ý÷åé ôï äéêáßùìá íá áðïêôÞóåé Þ íá õðïäåßîåé åããñÜöùò Üëëï ìÝëïò ôïõ Ïìßëïõ DT ãéá íá áðïêôÞóåé åêåßíï ôéò åí ëüãù Ìåôï÷Ýò ôïõ ÏÔÅ õðü ôïõò üñïõò êáé ôéò ðñïûðïèÝóåéò ðïõ áíáöÝñïíôáé óôç Óýìâáóç Ìåôáâßâáóçò (åöåîÞò ôï «Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT»), åîáéñïõìÝíçò ôçò ôéìÞò Ìåôáâßâáóçò åöüóïí ç DT ìðïñåß íá áðïäåßîåé ðùò ç ôéìÞ ðïõ ðåñéëáìâÜíåôáé óôç Óýìâáóç Ìåôáâßâáóçò åßíáé õøçëüôåñç áðü ôçí ôéìÞ ðïõ èá ðñïóÝöåñå Ýíáò êáëüðéóôïò áãïñáóôÞò ãéá ôéò Ìåôï÷Ýò ôïõ ÏÔÅ, óôçí ïðïßá ðåñßðôùóç èá õðåñéó÷ýåé ç ôéìÞ ðïõ èá ðñïóÝöåñå ï êáëüðéóôïò áãïñáóôÞò. Óôá óõìöùíçôéêÜ ìå áíôéêåßìåíï ôçí áðüêôçóç ôùí Ìåôï÷þí ôïõ ÏÔÅ óõíåðåßá ôçò Üóêçóçò ôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT, ôï ÅÄ èá åããõÜôáé ðùò ïé õðü ìåôáâßâáóç Ìåôï÷Ýò ôïõ ÏÔÅ (êáé êÜèå äéêáßùìÜ ôïõ åð’ áõôþí) åßíáé åëåýèåñåò Âáñþí. Ç ïëïêëÞñùóç ôçò Ìåôáâßâáóçò óõíåðåßá ôçò Üóêçóçò ôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT èá ôåëåß

õðü ôçí ðñïûðüèåóç ôçò ëÞøçò ôïõ óõíüëïõ ôùí áðáéôïýìåíùí ñõèìéóôéêþí/êáíïíéóôéêþí åãêñßóåùí, åöüóïí óõíôñÝ÷åé ôÝôïéá ðåñßðôùóç.
13.2. Ôï ÅÄ èá ðëçñïöïñåß ôçí DT ìÝóù Åéäïðïßçóçò ôïõ ÅÄ ðïõ èá ôç óõíïäåýåé åßôå åðéêõñùìÝíï áíôßãñáöï ôçò Óýìâáóçò Ìåôáâßâáóçò ôï ïðïßï èá ðåñéëáìâÜíåé üëá ôá ðáñåðüìåíá óõìöùíçôéêÜ áõôÞò, áí áõôÜ åßíáé Þäç äéáèÝóéìá, åßôå ðåñßëçøç ôùí âáóéêþí åìðïñéêþí üñùí êáé ðñïûðïèÝóåùí ôçò óêïðïýìåíçò Ìåôáâßâáóçò. Åöüóïí ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT äåí áóêçèåß áðü ôçí DT Þ ôï õðïäåéêíõüìåíï áðü áõôÞ ðñüóùðï, êáôüðéí ÅéäïðïéÞóåùò ôçò DT ðñïò ôï ÅÄ åíôüò åîÞíôá (60) ÅñãÜóéìùí Çìåñþí áðü ôç ëÞøç ôçò ÅéäïðïéÞóåùò ôïõ ÅÄ, ôï ÅÄ äýíáôáé íá õëïðïéÞóåé ôç Óýìâáóç Ìåôáâßâáóçò, ùò êïéíïðïéÞèçêå óôçí DT.
13.3. Ðñïò áðïöõãÞ áìöéâïëéþí, åöüóïí ôï ÅÄ äåí õëïðïéÞóåé ôç Óýìâáóç Ìåôáâßâáóçò ùò êïéíïðïéÞèçêå óôçí DT, ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT èá åîáêïëïõèåß íá éó÷ýåé ùò ðñïò ôéò Ìåôï÷Ýò ôïõ ÏÔÅ êáé ôá äéêáéþìáôá ðñïôßìçóçò ðïõ áðïôåëïýóáí áíôéêåßìåíï ôçò Óýìâáóçò Ìåôáâßâáóçò, åðéðñïóèÝôùò ôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò´) ðïõ Ý÷åé ç DÔ ùò ðñïò ôéò ëïéðÝò Ìåôï÷Ýò ÏÔÅ ðïõ ôõ÷üí êáôÝ÷åé ôï ÅÄ.
13.4. Óå ðåñßðôùóç óêïðïýìåíçò ÐñïóöïñÜò áðü ôï ÅÄ, ïé Ìåôï÷Ýò ôïõ ÏÔÅ Þ ôá äéêáéþìáôá ðñïôßìçóçò, êáôÜ ðåñßðôùóç, ðïõ ðñüêåéôáé íá ðñïóöåñèïýí óôçí áãïñÜ, èá ðñïóöåñèïýí ðñþôá óôçí DT, âÜóåé ôùí ßäéùí üñùí êáé ðñïûðïèÝóåùí ðïõ ðåñéëáìâÜíïíôáé óôçí óêïðïýìåíç ÐñïóöïñÜ, åîáéñïõìÝíçò ôçò ôéìÞò, ç ïðïßá èá éóïýôáé, ùò ðñïò ôéò Ìåôï÷Ýò ôïõ ÏÔÅ, ìå ôç ÌÓ×Ô ôùí ôåëåõôáßùí åßêïóé çìåñþí äéáðñáãìÜôåõóçò ãéá ôéò Ìåôï÷Ýò ôïõ OTE ðïõ åßíáé åéóçãìÝíåò óôï ×ñçìáôéóôÞñéï êáôÜ ôçí çìÝñá ðïõ ôï ÅÄ áíáããÝëëåé óôçí DT, ìå Åéäïðïßçóç ôïõ ÅÄ, ôçí ðñüèåóÞ ôïõ íá ðñïâåß óôçí ÐñïóöïñÜ Ìåôï÷þí ôïõ ÏÔÅ (åöåîÞò ôï «Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT), ìå åîáßñåóç ôçí ðåñßðôùóç üðïõ ðñïêýðôåé Ãåãïíüò ôçò Áðüöáóçò 35, ðïõ åðéöÝñåé ôçí ðñïóáñìïãÞ ôçò ôéìÞò áãïñÜò ôùí Ìåôï÷þí ôïõ ÏÔÅ óýìöùíá ìå ôçí Áðüöáóç 35, ðåñßðôùóç óôçí ïðïßá ôá ÌÝñç óõìöùíïýí ðùò ç åí ëüãù ðñïóáñìïãÞ èá ëáìâÜíåôáé õð’ üøç êáôÜ ôïí õðïëïãéóìü ôçò ôéìÞò ãéá ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT. ÅÜí ç åí ëüãù Åéäïðïßçóç ôïõ ÅÄ äïèåß åíôüò åßêïóé çìåñþí áðü ôçí çìåñïìçíßá êáôáâïëÞò ìåñßóìáôïò áðü ôïí ÏÔÅ êáé, åðïìÝíùò, ïé Ìåôï÷Ýò ôïõ ÏÔÅ äéáðñáãìáôåýïíôáé ÷ùñßò ôï äéêáßùìá óôï ìÝñéóìá, ãéá ôïõò óêïðïýò õðïëïãéóìïý ôïõ ìÝóïõ üñïõ, ïé ôéìÝò ãéá ôéò Ìåôï÷Ýò ôïõ ÏÔÅ èá õðïëïãßæïíôáé âÜóåé êáé ôïõ äéêáéþìáôïò óôï ìÝñéóìá ãéá üëç ôçí ðåñßïäï ôùí åßêïóé çìåñþí ôçò ÌÓ×Ô, óå ðåñßðôùóç ðïõ ç ðëåéïøçößá ôùí çìåñþí ôçò ó÷åôéêÞò ÌÓ×Ô Þôáí çìÝñåò ðåñéüäïõ êáôÜ ôçí ïðïßá ïé Ìåôï÷Ýò ôïõ ÏÔÅ áðïôåëïýóáí áíôéêåßìåíï äéáðñáãìÜôåõóçò ìå ôï äéêáßùìá óôï ìÝñéóìá, êáé ÷ùñßò ôï äéêáßùìá óôï ìÝñéóìá ãéá üëç ôçí ðåñßïäï ôçò ÌÓ×Ô óå êÜèå Üëëç ðåñßðôùóç. Óôá óõìöùíçôéêÜ ãéá ôçí áðüêôçóç ôùí Ìåôï÷þí ôïõ ÏÔÅ óõíåðåßá Üóêçóçò ôïõ Ðñüóèåôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT, ôï ÅÄ èá åããõÜôáé ðùò ïé õðü ðþëçóç Ìåôï÷Ýò ôïõ ÏÔÅ (êáé êÜèå äéêáßùìá åð’ áõôþí) åßíáé åëåýèåñåò Âáñþí. Ç ïëïêëÞñùóç ôçò áðüêôçóçò ôùí Ìåôï÷þí ÏÔÅ óõíåðåßá ôçò Üóêçóçò ôïõ Ðñüóèåôïõ Äéêáéþìáôïò Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT èá ôåëåß õðü ôçí ðñïûðüèåóç ôçò ëÞøçò ôïõ óõíüëïõ ôùí áðáéôïýìåíùí ñõèìéóôéêþí/êáíïíéóôéêþí åãêñßóåùí, åöüóïí óõíôñÝ÷åé ôÝôïéá ðåñßðôùóç. Åöüóïí ç DT äåí åéäïðïéÞóåé ôï ÅÄ ùò ðñïò ôçí ðñüèåóÞ ôçò íá áóêÞóåé ôï Ðñüóèåôï

Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT åíôüò ôñéÜíôá (30) ÅñãÜóéìùí Çìåñþí áðü ôç ëÞøç ôçò ó÷åôéêÞò Åéäïðïßçóçò ôïõ ÅÄ, ôï ÅÄ èá Ý÷åé ôï äéêáßùìá íá ïëïêëçñþíåé ôçí ÐñïóöïñÜ õðü ôïõò üñïõò êáé ôéò ðñïûðïèÝóåéò ðïõ Ý÷ïõí êïéíïðïéçèåß óôçí DT, åíôüò ðåñéüäïõ ôñéþí (3) ìçíþí, ìåôÜ ôï ðÝñáò ôçò ïðïßáò, ùò ðñïò ôéò Ìåôï÷Ýò ôïõ ÏÔÅ ðïõ äåí ðùëÞèçêáí êáôÜ ôçí ÐñïóöïñÜ åîáêïëïõèïýí íá éó÷ýïõí ôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT êáé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘ Ðñþôçò ¢ñíçóçò’) ôçò DT .
13.5. Óå ðåñßðôùóç üðïõ ôï ÅÄ óêïðåýåé íá ðñïâåß óå ÐñïóöïñÜ äéêáéùìÜôùí ðñïôßìçóçò, èá áðïóôåßëåé Åéäïðïßçóç ôïõ ÅÄ óôçí DT ìÝ÷ñé êáé ìßá (1) ÅñãÜóéìç ÇìÝñá ðñéí áðü ôçí Ýíáñîç ôçò ðåñéüäïõ äéáðñáãìÜôåõóçò áõôþí ôùí äéêáéùìÜôùí. Åöüóïí ç DT áðáíôÞóåé ðùò óêïðåýåé íá áóêÞóåé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT ùò ðñïò ôá äéêáéþìáôá ðñïôßìçóçò ìÝ÷ñé êáé ôçí ðÝìðôç (5) çìÝñá ôçò ðåñéüäïõ äéáðñáãìÜôåõóçò ôùí åí ëüãù äéêáéùìÜôùí, ç ôéìÞ óôçí ïðïßá èá ðñïóöåñèïýí ôá åí ëüãù äéêáéþìáôá óôçí DT èá éóïýôáé ìå ôç ìÝóç ôéìÞ êëåéóßìáôïò ôùí åí ëüãù äéêáéùìÜôùí êáôÜ ôç äéÜñêåéá ôùí ðñþôùí ðÝíôå (5) çìåñþí ôçò ðåñéüäïõ äéáðñáãìÜôåõóÞò ôùí. Åöüóïí ç DT åéäïðïéÞóåé ôï ÅÄ üôé óêïðåýåé íá áóêÞóåé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT ùò ðñïò ôá äéêáéþìáôá ðñïôßìçóçò åíôüò ôçò ðåñéüäïõ ðïõ áíáöÝñåôáé óôï ðñïçãïýìåíï åäÜöéï, èá áðïêôÞóåé ôá åí ëüãù äéêáéþìáôá ôçí ôåëåõôáßá çìÝñá ôçò äéáðñáãìÜôåõóÞò ôùí. Åöüóïí ç DT äåí åéäïðïéÞóåé ôï ÅÄ ãéá ôõ÷üí ðñüèåóÞ ôçò íá áóêÞóåé ôï Ðñüóèåôï Äéêáßùìá Ðñïôßìçóçò (‘Ðñþôçò ¢ñíçóçò’) ôçò DT ùò ðñïò ôá åí ëüãù äéêáéþìáôá ðñïôßìçóçò, ôï ÅÄ èá äéêáéïýôáé íá ïëïêëçñþóåé ôçí ÐñïóöïñÜ áõôþí ôùí äéêáéùìÜôùí õðü ôïõò üñïõò êáé ðñïûðïèÝóåéò ðïõ êïéíïðïéÞèçêáí óôçí DT, ìÝ÷ñé ôï ôÝëïò ôçò ðåñéüäïõ äéáðñáãìÜôåõóçò ôùí óõãêåêñéìÝíùí äéêáéùìÜôùí.
¢ñèñï 14
ÁëëáãÞ ÅëÝã÷ïõ ôçò DT
14.1. Ôï ÅÄ èá Ý÷åé ôï äéêáßùìá íá áðáéôåß üðùò ç DÔ ðùëÞóåé óôï ÅÄ, Þ ïðïéïäÞðïôå Üëëï ðñüóùðï õðïäåßîåé ôï ÅÄ, üëåò ôéò Ìåôï÷Ýò ôïõ ÏÔÅ ðïõ êáôÝ÷åé ç DT Þ Üëëï ìÝëïò ôïõ Ïìßëïõ DT, êáôÜ ðåñßðôùóç, üðïôå åðÝëèåé ÁëëáãÞ ÅëÝã÷ïõ ôçò DT, åöüóïí ôï ðñüóùðï ðïõ áðïêôÜ ôïí åí ëüãù Ýëåã÷ï äåí ðëçñïß êñéôÞñéá éóïäýíáìá ìå áõôÜ ðïõ ðñïâëÝðïíôáé óôï Üñèñï 11, ðáñÜãñáöïò 2 ôïõ Íüìïõ 3631/2008, óõìöùíïõìÝíïõ ðùò åðé÷åßñçóç çëåêôñïíéêþí åðéêïéíùíéþí ìåãÝèïõò êáé åðéðÝäïõ ðáñüìïéïõ ìå áõôÜ ôçò DT, ðïõ åßíáé åãêáôåóôçìÝíç óôçí ÅõñùðáúêÞ ¸íùóç Þ ôéò Ç.Ð.Á. Þ ôçò ïðïßáò ïé áðþôáôïé äéêáéïý÷ïé åßíáé ðñüóùðá ðïõ Ý÷ïõí åèíéêüôçôá Þ éèáãÝíåéá Þ Ý÷ïõí éäñõèåß Þ óõóôáèåß óôçí ÅõñùðáúêÞ ¸íùóç Þ ôéò Ç.Ð.Á., èá èåùñåßôáé üôé ðëçñïß ôá åí ëüãù êñéôÞñéá.
14.2. Ôï äéêáßùìá áðüêôçóçò ôùí Ìåôï÷þí ôïõ ÏÔÅ óýìöùíá ìå ôçí ÐáñÜãñáöï 14.1. ìðïñåß íá áóêçèåß áðü ôï ÅÄ Þ ôï õðïäåéêíõüìåíï áðü áõôü ðñüóùðï ìüíïí êáôüðéí Åéäïðïßçóçò ôïõ ÅÄ ðñïò ôçí DT åíôüò äÝêá (10) ÅñãÜóéìùí Çìåñþí áðü ôç ëÞøç Åéäïðïßçóçò ôçò DT ùò ðñïò ôçí ÁëëáãÞ ÅëÝã÷ïõ ôçò DT.
14.3. Ç ôéìÞ óôçí ïðïßá ôï ÅÄ Þ ôï õðïäåéêíõüìåíï áðü áõôü ðñüóùðï, èá äéêáéïýíôáé íá áãïñÜóïõí ôéò Ìåôï÷Ýò ôïõ ÏÔÅ óôçí ðåñßðôùóç áõôÞ, èá éóïýôáé

ìå ôç ÌÓ×Ô åßêïóé çìåñþí ãéá Ìåôï÷Ýò ôïõ ÏÔÅ ðïõ åßíáé åéóçãìÝíåò óôï ×ñçìáôéóôÞñéï êáôÜ ô çí çìÝñá åðÝëåõóçò ôçò ÁëëáãÞò ÅëÝã÷ïõ ôçò DT.
14.4. Óôá óõìöùíçôéêÜ åðß ôçò áðüêôçóçò ôùí Ìåôï÷þí ôïõ ÏÔÅ óõíåðåßá ôçò ÁëëáãÞò ÅëÝã÷ïõ ôçò DT, ç DT èá åããõÜôáé ðùò ïé õðü ðþëçóç Ìåôï÷Ýò ÏÔÅ (êáé êÜèå äéêáßùìÜ ôçò åð’ áõôþí) åßíáé åëåýèåñåò Âáñþí. Óôï âáèìü ðïõ ïé åí ëüãù Ìåôï÷Ýò ôïõ ÏÔÅ åßíáé ÅðéâáñçìÝíåò, ç DT èá äéêáéïýôáé íá åîïöëåß ôï åîáóöáëéóìÝíï ÷ñÝïò ÷ñçóéìïðïéþíôáò ôá Ýóïäá áðü ôçí ðþëçóç, þóôå íá ðáñáäþóåé ôéò Ìåôï÷Ýò ôïõ ÏÔÅ åëåýèåñåò áðü ôÝôïéï ÂÜñïò. Ç ïëïêëÞñùóç ôçò áðüêôçóçò ôùí Ìåôï÷þí ôïõ ÏÔÅ óõíåðåßá åðÝëåõóçò ÁëëáãÞò ÅëÝã÷ïõ ôçò DT èá ôåëåß õðü ôçí ðñïûðüèåóç ôçò ëÞøçò ôïõ óõíüëïõ ôùí áðáéôïýìåíùí ñõèìéóôéêþí/êáíïíéóôéêþí åãêñßóåùí, åöüóïí óõíôñÝ÷åé ôÝôïéá ðåñßðôùóç.
14.5. Ôï ðáñüí ¢ñèñï 14 èá åîáêïëïõèåß íá éó÷ýåé ãéá Ýíá (1) Ýôïò áðü ôçí êáôáããåëßá Þ ëýóç ôçò Óõìöùíßáò êáé èá åßíáé áíåîÜñôçôï áðü ôï ðïóïóôü äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ ðïõ êáôÝ÷åé ôï ÅÄ.
ÌÅÑÏÓ Å
ËïéðÝò Ñõèìßóåéò
¢ñèñï 15
Áíèñþðéíï Äõíáìéêü
15.1. Ìå ôçí åðéöýëáîç ôçò åöáñìïóôÝáò íïìïèåóßáò, ùò ðñïò êÜèå èÝìá ðïõ áöïñÜ ôïõò ÅñãáæïìÝíïõò ðïõ äåí åìðßðôåé óôï ðåäßï åöáñìïãÞò ôïõ Üñèñïõ 12 ôïõ Êáôáóôáôéêïý êáé Ý÷åé óõëëïãéêÞ åðßäñáóç óôïõò ÅñãáæïìÝíïõò, ðåñéëáìâáíïìÝíùí, åíäåéêôéêþò, ôùí ðñïãñáììÜôùí åèåëïõóßáò áðï÷þñçóçò Þ áðïìÜêñõíóçò ðëåïíÜæïíôïò ðñïóùðéêïý, èá áðáéôåßôáé ðñïçãïýìåíç äéáäéêáóßá äéáâïýëåõóçò ãéá ðåñßïäï äåêáðÝíôå (15) ÅñãÜóéìùí Çìåñþí, åðß ôç âÜóåé ðëÞñïõò êáé ëåðôïìåñïýò ðñüôáóçò ôïõ Äéåõèýíïíôïò Óõìâïýëïõ, ìå ôç óõììåôï÷Þ äýï (2) åêðñïóþðùí ôùí ÅñãáæïìÝíùí, äýï (2) Ìåëþí ôïõ ÅÄ êáé äýï (2) Ìåëþí ôçò DT (óõìðåñéëáìâáíïìÝíïõ ôïõ Äéåõèýíïíôïò Óõìâïýëïõ ï ïðïßïò èá óõíôïíßæåé ôç äéáäéêáóßá äéáâïýëåõóçò), ìå óêïðü ôçí åðßôåõîç áìïéâáßùò áðïäåêôÞò óõìöùíßáò ùò ðñïò ôçí åí ëüãù ðñüôáóç.
15.2. Åöüóïí ç åí ëüãù äéáäéêáóßá äéáâïýëåõóçò äåí êáôáëÞîåé óå áðïäåêôÞ ðñüôáóç, èá óõíôá÷èåß áðü ôï Äéåõèýíïíôá Óýìâïõëï ôñïðïðïéçìÝíç ðñüôáóç êáé èá îåêéíÞóåé íÝïò êýêëïò äéáâïõëåýóåùí ìå óõììåôï÷Þ ôùí éäßùí ìåñþí, üðùò êáé êáôÜ ôïí ðñþôï êýêëï äéáâïõëåýóåùí, ìå ðñùôïâïõëßá ôïõ Äéåõèýíïíôïò Óõìâïýëïõ. Åöüóïí ïé óõììåôÝ÷ïíôåò óôoí åí ëüãù äåýôåñï êýêëï äéáâïõëåýóåùí äåí êáôáëÞîïõí óå êïéíþò áðïäåêôÞ óõìöùíßá åíôüò äÝêá (10) Åñãáóßìùí Çìåñþí, ôï æÞôçìá èá áðïöáóßæåôáé ôåëéêþò åßôå áðü ôï ÄÓ ôïõ ÏÔÅ, åöüóïí ôõã÷Üíïõí åöáñìïãÞò ôá ¢ñèñá 4, 6 êáé 7, åßôå áðü ôçí ÅêôåëåóôéêÞ ÅðéôñïðÞ, åöüóïí ôõã÷Üíåé åöáñìïãÞò ôï ¢ñèñï 5, åêôüò åÜí Üëëùò ðñïâëÝðåôáé áðü ôï íüìï.
¢ñèñï 16 ÅôáéñéêÞ ÄéáêõâÝñíçóç ôùí Åôáéñéþí ôïõ Ïìßëïõ ÏÔÅ
16.1. Ôá ÌÝñç èá ìåñéìíïýí þóôå ôï äéïéêçôéêü óõìâïýëéï ôùí Åôáéñéþí ôïõ Ïìßëïõ ÏÔÅ íá ðåñéëáìâÜíåé ôïõëÜ÷éóôïí äýï (2) ìÝëç, üôáí ôï äéïéêçôéêü

óõìâïýëéï áðïôåëåßôáé áðü ôïõëÜ÷éóôïí ðÝíôå ìÝëç, êáé Ýíá ìÝëïò óå üëåò ôéò ëïéðÝò ðåñéðôþóåéò, ðïõ èá äéïñßæïíôáé Þ åêëÝãïíôáé, êáôÜ ðåñßðôùóç, êáôüðéí ðñüôáóçò ôïõ ÅÄ ýóôåñá áðü äéáâïýëåõóç ìå ôçí DT, õðü ôçí ðñïûðüèåóç üôé ï ÏÔÅ èá äéêáéïýôáé íá äéïñßæåé Þ åêëÝãåé ôçí ðëåéïøçößá ôùí ìåëþí ôùí åí ëüãù äéïéêçôéêþí óõìâïõëßùí. Óôçí ðåñßðôùóç ðïõ, âÜóåé ôùí óõìâáôéêþí äåóìåýóåùí ôïõ ÏÔÅ óå ó÷Ýóç ìå ôç äéáêõâÝñíçóç ïðïéáóäÞðïôå Åôáéñßáò ôïõ Ïìßëïõ ÏÔÅ ðïõ éó÷ýïõí êáôÜ ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò, ç DT äåí äýíáôáé íá åöáñìüóåé ôéò ñõèìßóåéò ðïõ ðåñéãñÜöïíôáé óôçí ðáñïýóá ÐáñÜãñáöï 16.1., èá êáôáâÜëëåé êÜèå åýëïãç ðñïóðÜèåéá þóôå íá õëïðïéçèïýí ôá åäþ äéáëáìâáíüìåíá ìå ôñüðï óõíåðÞ ðñïò ôçí ðáñïýóá äéÜôáîç.
16.2. Ôá ÌÝñç áðïäÝ÷ïíôáé ðùò ôá Äéêáéþìáôá Áñíçóéêõñßáò äåí èá êáôáóôñáôçãïýíôáé ìÝóù áðïöÜóåùí ðïõ ëáìâÜíïíôáé óôï åðßðåäï ôùí Åôáéñéþí ôïõ Ïìßëïõ ÏÔÅ, êáé óõìöùíïýí ðùò ôá áêüëïõèá åê ôùí ÄéêáéùìÜôùí Áñíçóéêõñßáò èá åöáñìüæïíôáé åðßóçò êáé óôéò Åôáéñßåò ôïõ Ïìßëïõ ÏÔÅ, óôéò ðåñéðôþóåéò êáé óôï âáèìü ðïõ åîåéäéêåýåôáé óôéò ÐáñáãñÜöïõò 9.2, 9.3.1(â), 9.3.1(ä), 9.3.1(å), 9.3.1(óô), 9.4.1(ã) êáé 9.4.1(ä).
¢ñèñï 17 Äåóìåýóåéò
17.1. ÄéáðñáãìÜôåõóç óôï ×ñçìáôéóôÞñéï
Ç DÔ äåóìåýåôáé ðùò èá áðÝ÷åé ïðïéáäÞðïôå ðñÜîç ðïõ èá Ý÷åé ùò áðïôÝëåóìá ôç äéáãñáöÞ ôùí Ìåôï÷þí ôïõ ÏÔÅ áðü ôï ×ñçìáôéóôÞñéï êáè’ üëç ôç ÄéÜñêåéá, åêôüò áí ôïýôï áðáéôåßôáé áðü ôçí åöáñìïóôÝá íïìïèåóßá.
17.2. Õðï÷ñÝùóç ìç Áíôáãùíéóìïý
17.2.1. Ç DT áíáëáìâÜíåé ôçí õðï÷ñÝùóç üðùò, êáè’ üëç ôç ÄéÜñêåéá, äåí ðñïâáßíåé óå ïðïéáäÞðïôå äñáóôçñéüôçôá áíôáãùíéóôéêÞ ðñïò Þ ðïõ èá óõíåðáãüôáí áíôáãùíéóìü, Üìåóá Þ Ýììåóá, ìå ôéò Åðé÷åéñçìáôéêÝò Äñáóôçñéüôçôåò ôïõ ÏÔÅ óôá Åéäéêþò Ðñïóäéïñéæüìåíá ÊñÜôç. Åéäéêüôåñá, ïýôå ç DT ïýôå Üëëï ìÝëïò ôïõ Ïìßëïõ DT èá óõóôÞóåé Þ áðïêôÞóåé ïðïéáäÞðïôå åðé÷åßñçóç Þ åôáéñßá Þ áðïêôÞóåé ìåôï÷Ýò áõôþí ðïõ èá Þôáí áíôáãùíéóôéêÞ, Üìåóá Þ Ýììåóá, ðñïò ôéò Åðé÷åéñçìáôéêÝò Äñáóôçñéüôçôåò ôïõ ÏÔÅ. Ç ðáñïýóá ÐáñÜãñáöïò 17.2 äåí èá åöáñìüæåôáé óôéò äñáóôçñéüôçôåò ðïõ áöïñïýí óôç ÷ïíäñéêÞ áãïñÜ äéåèíïýò ÷ùñçôéêüôçôáò, óõìðåñéëáìâáíïìÝíùí äéìåñþí óõìâÜóåùí ôåñìáôéóìïý äéåèíïýò ôçëåðéêïéíùíéáêÞò êßíçóçò óå ïðïéïäÞðïôå åê ôùí Åéäéêþò ÐñïóäéïñéæïìÝíùí Êñáôþí. Ç ÐáñÜãñáöïò 17.2.2 èá åöáñìüæåôáé mutatis mutandis.
17.2.2. ÊáíÝíá óçìåßï ôçò ðáñïýóáò ÐáñáãñÜöïõ 17.2 äåí èá åìðïäßæåé ôá ìÝëç ôïõ Ïìßëïõ ôçò DT (i) íá åêðëçñþíïõí ôéò õðï÷ñåþóåéò ôïõò õðü óõìâÜóåéò ðïõ õößóôáíôáé êáôÜ ôçí õðïãñáöÞ ôçò ðáñïýóáò Óõìöùíßáò êáé (ii) íá ðáñÝ÷ïõí õðçñåóßåò óå ðïëõåèíéêïýò ðåëÜôåò óôá Åéäéêþò Ðñïóäéïñéæüìåíá ÊñÜôç, åöüóïí ï áñ÷éêüò åñãïëÜâïò Ý÷åé åãêáôÜóôáóç åêôüò ôùí Åéäéêþò ÐñïóäéïñéæïìÝíùí Êñáôþí êáé (1) ôï ðïóïóôü ôùí õðçñåóéþí ðïõ ðáñÝ÷åôáé óôá Åéäéêþò Ðñïóäéïñéæüìåíá ÊñÜôç åßíáé êáôþôåñï ôïõ 35% ôçò óõíïëéêÞò óõìâáôéêÞò áîßáò, Þ (2) åêôüò áí Ý÷åé Üëëùò åéäéêþò áðáéôçèåß áðü ôïí ðåëÜôç, Ý÷åé äïèåß ç åõêáéñßá óôïí 1/4ìéëï ÏÔÅ, óôï âáèìü ðïõ åßíáé íïìéêÜ äõíáôüí, íá ðñïâåß óå áíôáãùíéóôéêÞ ðñïóöïñÜ ìå üñïõò ôïõëÜ÷éóôïí éóÜîéïõò ìå áõôïýò ôïõ ôïðéêïý ðáñü÷ïõ.

17.2.3. Ðñïò Üñóç ôõ÷üí áìöéâïëßáò, ç äÝóìåõóç ðïõ ðåñéãñÜöåôáé óôçí ðáñÜãñáöï 17.2.1 äåí èá éó÷ýåé ùò ðñïò ôéò õöéóôÜìåíåò åðé÷åéñçìáôéêÝò äñáóôçñéüôçôåò ôçò DT óôçí ÐÃÄÌ êáé ôï Ìáõñïâïýíéï.
17.2.4. Ç õðï÷ñÝùóç ìç áíôáãùíéóìïý ðïõ ïñßæåôáé óôçí ðáñÜãñáöï 17.2. äåí èá éó÷ýåé ùò ðñïò ìç ïõóéþäåéò áíôáãùíéóôéêÝò åðé÷åéñçìáôéêÝò äñáóôçñéüôçôåò. Ãéá ôïõò óêïðïýò ôçò ðáñïýóáò ÐáñáãñÜöïõ 17.2, ïõóéþäåéò èá èåùñïýíôáé ïé áíôáãùíéóôéêÝò åðé÷åéñçìáôéêÝò äñáóôçñéüôçôåò áí ôá Ýóïäá áðü ôçí áíôáãùíéóôéêÞ åðé÷åéñçìáôéêÞ äñáóôçñéüôçôá óå Åéäéêþò Ðñïóäéïñéæüìåíï ÊñÜôïò, üðùò áõôÜ ðñïêýðôïõí áðü ôéò ôåëåõôáßùò äçìïóéåõìÝíåò åôÞóéåò ïéêïíïìéêÝò êáôáóôÜóåéò ôçò åí ëüãù åðé÷åßñçóçò, õðåñâáßíïõí ôï ðïóü ôùí ôñéÜíôá åêáôïììõñßùí (30.000.000) ÅÕÑÙ óå ÷þñåò üðïõ ôá Ýóïäá ôïõ Ïìßëïõ ÏÔÅ êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò Óõìöùíßáò õðåñâáßíïõí ôï ðïóü ôùí äéáêïóßùí ðåíÞíôá åêáôïììõñßùí (250.000.000) ÅÕÑÙ, êáé ôï ðïóü ôùí åéêïóéðÝíôå åêáôïììõñßùí (25.000.000) ÅÕÑÙ óå üëåò ôéò ëïéðÝò ðåñéðôþóåéò.
17.2.5. Óå ðåñßðôùóç ìç óõììüñöùóçò ìå ôéò äéáôÜîåéò ðåñß ìç áíôáãùíéóìïý ðïõ ïñßæïíôáé óôçí ÐáñÜãñáöï 17.2.1. áíùôÝñù, ç DT õðï÷ñåïýôáé íá äéáâïõëåýåôáé ìå ôï ÅÄ êáëüðéóôá ùò ðñïò êÜèå ðñÜîç åðáíüñèùóçò ðïõ ðñÝðåé íá ãßíåé, êáé íá äéåíåñãåß ôéò åí ëüãù ðñÜîåéò åíôüò Ýîé (6) ìçíþí áöüôïõ ëÜâåé ç DT ôï ãñáðôü áßôçìá ôïõ ÅÄ. ÅÜí ìåôÜ ôç ëÞîç ôçò åîÜìçíçò ðåñéüäïõ äåí Ý÷åé åðéôåõ÷èåß óõììüñöùóç ìå ôéò äéáôÜîåéò ðïõ ïñßæïíôáé óôçí ðáñïýóá ÐáñÜãñáöï 17.2, ôï ÅÄ ìðïñåß íá áðáéôåß üðùò ç DT ðáýóåé ôéò áíôáãùíéóôéêÝò åðé÷åéñçìáôéêÝò äñáóôçñéüôçôåò óôï âáèìü ðïõ áðáéôåßôáé, þóôå íá óõììïñöùèåß ìå ôéò äéáôÜîåéò ðïõ ïñßæïíôáé óôçí ðáñïýóá ÐáñÜãñáöï 17.2.
17.2.6. Ðñïò Üñóç ôõ÷üí áìöéâïëßáò, ç ðáñïýóá ÐáñÜãñáöïò 17.2 èá åöáñìüæåôáé ãéá üëï ôï äéÜóôçìá êáôÜ ôï ïðïßï ôï ÅÄ äéáôçñåß ôïõëÜ÷éóôïí 5% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ.
17.3. ÊáèïëéêÝò Õðçñåóßåò
Ôá ÌÝñç óõìöùíïýí ðùò ï ÏÔÅ èá åîáêïëïõèÞóåé íá ðáñÝ÷åé «êáèïëéêÝò õðçñåóßåò» (üðùò ïñßæïíôáé óôï Íüìï ãéá ôéò ÇëåêôñïíéêÝò Åðéêïéíùíßåò) ãéá üóï ÷ñïíéêü äéÜóôçìá ôïýôï áðáéôåßôáé áðü ôçí ÅÅÔÔ, óýìöùíá ìå ôï Íüìï ãéá ôéò ÇëåêôñïíéêÝò Åðéêïéíùíßåò.
17.4. ÅèíéêÞ ÁóöÜëåéá Ôá ÌÝñç óõìöùíïýí üôé ï ÏÔÅ èá óõììïñöþíåôáé ìå ôéò áðáéôÞóåéò ôïõ ÅÄ óå èÝìáôá åèíéêÞò Üìõíáò êáé áóöÜëåéáò, óýìöùíá ìå ôçí åöáñìïóôÝá íïìïèåóßá.
17.5. Ðëçñïöïñßåò
Ôï ÅÄ èá êáôáâÜëëåé âÝëôéóôåò ðñïóðÜèåéåò ãéá íá áðïêôÞóåé ç DT ðñüóâáóç óôéò êáôÜëëçëåò ðëçñïöïñßåò ùò ðñïò ôïí ÏÔÅ êáé ôïí 1/4ìéëï ÏÔÅ óå ìïñöÞ êáé ìå äéáäéêáóßåò ðïõ åßíáé óõìâáôÝò ìå ôçí åöáñìïóôÝá íïìïèåóßá.
17.6. ÑõèìéóôéêÜ ÆçôÞìáôá
17.6.1. Ôá ÌÝñç èá êáôáâÜëëïõí âÝëôéóôåò ðñïóðÜèåéåò ãéá íá ëÜâïõí üëåò ôéò áðáéôïýìåíåò ñõèìéóôéêÝò åãêñßóåéò ðïõ áíáöÝñïíôáé óôéò ÐáñáãñÜöïõò 18.1.2. êáé 18.1.3 ùò ðñïò ôç Óýìâáóç Ðþëçóçò Ìåôï÷þí êáé ôçí ðáñïýóá Óõìöùíßá, ôï óõíôïìüôåñï äõíáôüí áðü ôçí çìåñïìçíßá ôçò ðáñïýóáò. Ôá ÌÝñç èá ìåñéìíÞóïõí

þóôå ïðïéáäÞðïôå êáôÜèåóç åããñÜöùí óôéò ñõèìéóôéêÝò áñ÷Ýò áðáéôåßôáé ãéá ôçí ðñáãìáôïðïßçóç ôùí óõíáëëáãþí ðïõ ðåñéãñÜöïíôáé óôçí ðáñïýóá íá äéåíåñãçèåß äß÷ùò áäéêáéïëüãçôç êáèõóôÝñçóç êáé óå êÜèå ðåñßðôùóç ôï áñãüôåñï åíôüò 20 ÅñãÜóéìùí Çìåñþí áðü ôçí õðïãñáöÞ ôçò ðáñïýóáò Óõìöùíßáò, õðü ôçí ðñïûðüèåóç üôé èá Ý÷ïõí äïèåß óôç DT åãêáßñùò üëåò ïé áðáñáßôçôåò ðëçñïöïñßåò. ÏðïéáäÞðïôå êáôÜèåóç åããñÜöùí ó÷åôßæåôáé ìå ñõèìéóôéêÝò åãêñßóåéò èá äéåíåñãåßôáé áðü ôçí DT, êáôüðéí äéáâïõëåýóåùò ìå ôï ÅÄ.
17.6.2. Ìå óêïðü ôç ëÞøç ôùí áðáñáßôçôùí ñõèìéóôéêþí åãêñßóåùí ðïõ áðáéôïýíôáé áðü ôïõò ó÷åôéêïýò íüìïõò ùò ðñïò ôç Óýìâáóç Ðþëçóçò Ìåôï÷þí êáé ôçí ðáñïýóá Óõìöùíßá, ôá ÌÝñç èá (i) óõíåñãÜæïíôáé åõëüãùò óå üëïõò ôïõò ôïìåßò ôçò ðñïåôïéìáóßáò ïðïéáóäÞðïôå êáôÜèåóçò Þ áíáêïßíùóçò êáé óå ó÷Ýóç ìå ïðïéáäÞðïôå õðïâïëÞ, Ýñåõíá Þ åñþôçìá, (ii) ðáñÝ÷ïõí óå ïðïéáäÞðïôå áñìüäéá Áñ÷Þ ôï óõíôïìüôåñï äõíáôü ïðïéáäÞðïôå ðñüóèåôç ðëçñïöïñßá æçôçèåß óýìöùíá ìå ïðïéïíäÞðïôå åöáñìïóôÝï íüìï êáé ðñïâáßíïõí óå üëåò ôéò ëïéðÝò äéáäéêáóôéêÝò åíÝñãåéåò ãéá ôçí áðüêôçóç êÜèå áðáñáßôçôçò åãêñßóåùò Þ ãéá íá ðñïêáëÝóïõí ôçí Ýíáñîç Þ ôç ëÞîç ó÷åôéêþí ðñïèåóìéþí, (iii) ðáñÝ÷ïõí ÷ùñßò õðáßôéá âñáäýôçôá ôï Ýíá ÌÝñïò óôï Üëëï áíôßãñáöá ïðïéáóäÞðïôå Ýããñáöçò åðéêïéíùíßáò ðïõ Ý÷åé ëçöèåß Þ áðïóôáëåß (Þ Ýããñáöåò ðåñéëÞøåéò ôõ÷üí ôÝôïéáò ìç Ýããñáöçò åðéêïéíùíßáò) ùò ðñïò ïðïéáäÞðïôå äéáäéêáóßá êáé (iv) ðáñÝ÷ïõí ôï Ýíá ÌÝñïò óôï Üëëï, êáé óôïõò áíôßóôïé÷ïõò óõìâïýëïõò ôïõò, ôçí åõêáéñßá íá óõììåôÝ÷ïõí óå üëåò ôéò óõíáíôÞóåéò êáé ôçëåöùíéêÝò óõíäéáëÝîåéò ìå ïðïéáäÞðïôå áñìüäéá Áñ÷Þ.
ÌÅÑÏÓ ÓÔ ÐñïûðïèÝóåéò – Êáôáããåëßá ¢ñèñï 18 ÐñïûðïèÝóåéò
18.1. ÐñïûðïèÝóåéò
Ç ðáñïýóá Óõìöùíßá, ìå ôçí åîáßñåóç ôùí ÐáñáãñÜöùí 4.3.3, 5.5.1, 10.1, 17.5, 17.6, 18.1.1 äåýôåñï åäÜöéï, 18.2, 18.3, ôùí ¢ñèñùí 19, 20, 21, 22, 23, 24, 25, 26, 27 êáé 28 (ðïõ ôßèåíôáé óå éó÷ý êáôÜ ôçí çìåñïìçíßá õðïãñáöÞò ôçò ðáñïýóáò Óõìöùíßáò), èá ôåèåß óå éó÷ý åöüóïí ðëçñùèïýí ïé áêüëïõèåò áíáâëçôéêÝò áéñÝóåéò (åöåîÞò áðü êïéíïý ïé «ÐñïûðïèÝóåéò»):
18.1.1. Ç êýñùóç ôçò ðáñïýóáò Óõìöùíßáò êáé ôçò Óýìâáóçò Ðþëçóçò Ìåôï÷þí áðü ôç ÂïõëÞ ôùí ÅëëÞíùí ìå íüìï. Ôï ÅÄ èá õðïâÜëåé ôçí ðáñïýóá Óõìöùíßá êáé ôç Óýìâáóç Ðþëçóçò Ìåôï÷þí óôç ÂïõëÞ ôùí ÅëëÞíùí ðñïò êýñùóç. Ðñïò Üñóç ôõ÷üí áìöéâïëßáò, ç ðáñïýóá Ðñïûðüèåóç èá ðëçñïýôáé ôçí çìÝñá ôçò êýñùóçò êáé ü÷é ôçí çìÝñá äçìïóßåõóçò ôïõ ó÷åôéêïý êõñùôéêïý íüìïõ óôçí Åöçìåñßäá ôçò ÊõâåñíÞóåùò.
18.1.2. Ç ÅõñùðáúêÞ ÅðéôñïðÞ êáé, óôï âáèìü ðïõ áðáéôåßôáé, ôõ÷üí áñ÷Ýò áíôáãùíéóìïý åêôüò ÅõñùðáúêÞò ¸íùóçò – åîáéñïõìÝíùí ôùí ôïðéêþí Áñ÷þí áíôáãùíéóìïý óå äéêáéïäïóßåò üðïõ ôá Ýóïäá ôïõ ÏÔÅ, óýìöùíá ìå ôéò ôåëåõôáßåò äçìïóéåõìÝíåò ÏéêïíïìéêÝò ÊáôáóôÜóåéò, åßíáé êáôþôåñá ôïõ ðïóïý ôùí åêáôüí ðåíÞíôá åêáôïììõñßùí (150.000.000) ÅÕÑÙ – èá Ý÷ïõí åãêñßíåé Þ èá èåùñåßôáé üôé Ý÷ïõí åãêñßíåé ôéò óõìöùíßåò êáé ñõèìßóåéò ìåôáîý ôùí Ìåñþí ðïõ ïñßæïíôáé óôçí ðáñïýóá. ÊáíÝíá óçìåßï ôçò ðáñïýóáò ÐáñáãñÜöïõ 18.1.2 äåí èá åñìçíåýåôáé üôé åðéâÜëëåé óå ÌÝñïò íá ðáñáâéÜóåé ïðïéïíäÞðïôå åöáñìïóôÝï íüìï.

18.1.3. ËÞøç ôùí ëïéðþí åãêñßóåùí áðü ôéò ñõèìéóôéêÝò Áñ÷Ýò, üðïõ ôïýôï áðáéôåßôáé áðü ôïí êáôÜ ôüðï íüìï.
18.1.4. Ç DT èá Ý÷åé áðïêôÞóåé ôéò Ðùëïýìåíåò Ìåôï÷Ýò óýìöùíá ìå ôç Óýìâáóç Ðþëçóçò Ìåôï÷þí.
18.2. Õðï÷ñåþóåéò ó÷åôéêÜ ìå ôéò ÐñïûðïèÝóåéò
18.2.1. Ôá ÌÝñç èá ðëçñïöïñïýí ôï Ýíá ôï Üëëï ÷ùñßò áäéêáéïëüãçôç êáèõóôÝñçóç óå êÜèå ðåñßðôùóç ðïõ ðëçñïýôáé ïðïéáäÞðïôå Ðñïûðüèåóç Þ óå ðåñßðôùóç ðïõ åßíáé åðéêåßìåíç ç ðéèáíÞ ìç-ðëÞñùóç. Ôï ÅÄ èá ðëçñïöïñåß ôçí DT ÷ùñßò áäéêáéïëüãçôç êáèõóôÝñçóç áí ç Ðñïûðüèåóç ðïõ ïñßæåôáé óôçí ÐáñÜãñáöï 18.1.1 äåí Ý÷åé ðëçñùèåß.
18.2.2. Ôá ÌÝñç áíáëáìâÜíïõí ìå ôçí ðáñïýóá íá êáôáâÜëëïõí âÝëôéóôåò ðñïóðÜèåéåò êáé íá åíåñãïýí êáëüðéóôá ãéá íá åðéôåõ÷èåß ç ðëÞñùóç ôùí ÐñïûðïèÝóåùí ôï óõíôïìüôåñï äõíáôüí áðü ôçí çìåñïìçíßá ôçò ðáñïýóáò.
18.3. ÓõíÝðåéåò ìç ðëÞñùóçò ôùí ÐñïûðïèÝóåùí
18.3.1. ¸êáóôï ÌÝñïò èá äéêáéïýôáé íá õðáíá÷ùñÞóåé ôçò ðáñïýóáò Óõìöùíßáò ìå Åéäïðïßçóç ðñïò ôï Üëëï ÌÝñïò åÜí ç Ðñïûðüèåóç ðïõ ïñßæåôáé óôçí ÐáñÜãñáöï 18.1.1 äåí Ý÷åé ðëçñùèåß ìÝ÷ñé ôéò 31 Äåêåìâñßïõ 2008.
18.3.2. Óå ðåñßðôùóç ðïõ õðÜñîåé õðáíá÷þñçóç áðü ôçí ðáñïýóá Óõìöùíßá óýìöùíá ìå ôçí ÐáñÜãñáöï 18.3.1, êáíÝíá áðü ôá ÌÝñç äåí èá åõèýíåôáé Ýíáíôé ôïõ Ýôåñïõ ÌÝñïõò, åíþ ôá ¢ñèñá 19, 20, 21, 24, 25, 27 êáé 28 êáèþò êáé ç ÐáñÜãñáöïò 26.1. èá ðáñáìåßíïõí óå ðëÞñç éó÷ý. Ç ëýóç ôçò ðáñïýóáò Óõìöùíßáò äåí èá áðáëëÜóóåé êáíÝíá ÌÝñïò áðü ïðïéáäÞðïôå åõèýíç ç ïðïßá Ý÷åé åðÝëèåé Þäç êáôÜ ôï ÷ñüíï ôçò ëýóçò Ýíáíôé Üëëïõ ðñïóþðïõ Þ ç ïðïßá ìðïñåß íá åðÝëèåé áêïëïýèùò, óå ó÷Ýóç ìå ðñÜîç Þ ðáñÜëåéøç ðïõ óõíÝâç ðñéí áðü ôçí åí ëüãù ëýóç.
18.4. ÄéÜñêåéá êáé Ëýóç
18.4.1 Ç ðáñïýóá Óõìöùíßá èá ôåèåß óå éó÷ý êáôÜ ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò êáé èá ðáñáìåßíåé óå éó÷ý ãéá üëï ôï äéÜóôçìá êáôÜ ôï ïðïßï ôï ÅÄ äéáôçñåß ôïõëÜ÷éóôïí 5% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ (åöåîÞò ç «ÄéÜñêåéá»).
18.4.2. Åöüóïí ç DT êáôÝ÷åé ðïóïóôü êáôþôåñï ôïõ 25% ôïõ óõíüëïõ ôùí äéêáéùìÜôùí øÞöïõ óôïí ÏÔÅ:
(á) óõíåðåßá ïðïéáóäÞðïôå åôáéñéêÞò ðñÜîçò ôïõ ÏÔÅ ðñéí áðü ôçí Çìåñïìçíßá ¸íáñîçò Éó÷ýïò, ôï ÅÄ èá Ý÷åé ôï äéêáßùìá íá õðáíá÷ùñÞóåé áðü ôçí ðáñïýóá Óõìöùíßá ìå Åéäïðïßçóç óôçí DT, åöüóïí ç DT äåí áðïêôÞóåé, åíôüò ôñéþí (3) ìçíþí áðü ôçí çìåñïìçíßá êáôÜ ôçí ïðïßá ôï ðïóïóôü äéêáéùìÜôùí øÞöïõ ôçò óôïí ÏÔÅ êáôÞëèå ôïõ 25%, ôüóá ðñüóèåôá äéêáéþìáôá øÞöïõ Ýôóé þóôå ç óõììåôï÷Þ ôçò DT óôá äéêáéþìáôá øÞöïõ ôïõ ÏÔÅ íá éóïýôáé ôïõëÜ÷éóôïí ìå ôï 25%, ç ïðïßá õðáíá÷þñçóç äýíáôáé íá äçëùèåß ìüíïí åíôüò ôñéþí (3) ìçíþí áðü ôç ëÞîç ôçò áíùôÝñù áíáöåñüìåíçò ôñßìçíçò ðåñéüäïõ, êáé

(â) óå üëåò ôéò ëïéðÝò ðåñéðôþóåéò ðïõ ç õðïðáñÜãñáöïò (á) äåí åöáñìüæåôáé, ôï ÅÄ èá Ý÷åé ôï äéêáßùìá íá êáôáããåßëåé ïðïôåäÞðïôå ôç Óõìöùíßá ìå Åéäïðïßçóç ðñïò ôçí DT.
18.4.3. Ç ëýóç ôçò ðáñïýóáò Óõìöùíßáò äåí áðáëëÜóóåé ôá ÌÝñç áðü ïðïéáäÞðïôå åõèýíç Ý÷åé Þäç åðÝëèåé êáôÜ ôçí çìåñïìçíßá ôçò ëýóçò ùò ðñïò ôï Ýôåñï ÌÝñïò Þ ðïõ åíäÝ÷åôáé íá åðÝëèåé áêïëïýèùò, ó÷åôéêÜ ìå ðñÜîç Þ ðáñÜëåéøç ðïõ óõíÝâç ðñéí áðü ôçí åí ëüãù ëýóç.
ÌÅÑÏÓ Æ ÔåëéêÝò ÄéáôÜîåéò ¢ñèñï 19 Áíáêïéíþóåéò
Ôá ÌÝñç äåí èá ðñïâáßíïõí óå äçìüóéåò áíáêïéíþóåéò ïýôå èá åêäßäïõí ïðïéáäÞðïôå åãêýêëéï ó÷åôéêÜ ìå ôçí ðáñïýóá Óõìöùíßá êáé ôç Óýìâáóç Ðþëçóçò Ìåôï÷þí Þ ïðïéïäÞðïôå ðáñåðüìåíï èÝìá ìåôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò, äß÷ùò ôá ÌÝñç íá Ý÷ïõí äéáâïõëåõôåß êáé õðü ôçí ðñïûðüèåóç üôé ôá ÌÝñç èá Ý÷ïõí ðñïóçêüíôùò ëÜâåé õðüøç ôïõò ôõ÷üí ó÷üëéá ôïõ Ýôåñïõ ÌÝñïõò. Ôï ðáñüí ¢ñèñï 19 äåí èá áðïôñÝðåé ôá ÌÝñç íá ðñïâáßíïõí óå áíáêïéíþóåéò Þ íá åêäßäïõí äåëôßá ôýðïõ Þ åãêõêëßïõò ðïõ áðáéôïýíôáé áðü ôçí åöáñìïóôÝá íïìïèåóßá, áëëÜ ôï ÌÝñïò ðïõ õðÝ÷åé ôçí õðï÷ñÝùóç íá ðñïâåß óå ìßá ôÝôïéá áíáêïßíùóç Þ óôçí Ýêäïóç åãêõêëßïõ èá äéáâïõëåýåôáé ìå ôï Ýôåñï ÌÝñïò óôï âáèìü ðïõ åßíáé åõëüãùò åöéêôü ðñéí áðü ôç óõììüñöùóÞ ôïõ ìå ôçí åí ëüãù õðï÷ñÝùóç.
¢ñèñï 20 ÅéäïðïéÞóåéò – Åðéäüóåéò
20.1. ÏðïéáäÞðïôå Åéäïðïßçóç ó÷åôéêÜ ìå ôçí ðáñïýóá Óõìöùíßá Þ ìå ïðïéáäÞðïôå Äéáäéêáóßá èá åßíáé Ýããñáöç êáé èá äýíáôáé íá ðáñáäßäåôáé Þ áðïóôÝëëåôáé ìå óõóôçìÝíç åðéóôïëÞ ðñþôçò ôÜîåùò Þ ìå ôçëåïìïéïôõðßá Þ çëåêôñïíéêü ôá÷õäñïìåßï óôï ÌÝñïò óôï ïðïßï áðåõèýíåôáé óôç äéåýèõíóç Þ ôïí áñéèìü ôçëåïìïéïôõðßáò êáé ôçí çëåêôñïíéêÞ ôïõ äéåýèõíóç ðïõ ïñßæïíôáé êáôùôÝñù Þ óå ïðïéáäÞðïôå Üëëç äéåýèõíóç åíäÝ÷åôáé íá Ý÷åé êïéíïðïéÞóåé ôï Ýíá ÌÝñïò óôï Üëëï ÌÝñïò ðÝíôå (5) ÅñãÜóéìåò ÇìÝñåò ðñéí áðü ôçí áëëáãÞ ôùí óôïé÷åßùí åðéêïéíùíßáò óýìöùíá ìå ôçí ðáñïýóá ÐáñÜãñáöï 20.1, ìå ôç óçìåßùóç «ÓÇÌÁÍÔÉÊÇ ÍÏÌÉÊÇ ÅÉÄÏÐÏÉÇÓÇ».
(á) Ôá óôïé÷åßá åðéêïéíùíßáò ôïõ ÅÄ åßíáé:
Õðïõñãåßï Ïéêïíïìßáò êáé Ïéêïíïìéêþí Ãåíéêü ËïãéóôÞñéï ôïõ ÊñÜôïõò 25ç Äéåýèõíóç – ÔìÞìá Ã’ Ïäüò Ðáíåðéóôçìßïõ, áñ. 37 ÁèÞíá, 10165 Ôçë.: 210 – 33 38 910, 210 33 38 975 Öáî: 210 – 33 38 959 Email: d25@mof-glk.gr Õð’ üøç: ÄéåõèõíôÞ

ìå êïéíïðïßçóç óôï: Õðïõñãåßï Ïéêïíïìßáò êáé Ïéêïíïìéêþí ÅéäéêÞ Ãñáììáôåßá ÁðïêñáôéêïðïéÞóåùí Ïäüò Êáñáãåþñãç Óåñâßáò, áñ. 8 ÁèÞíá 10184 Ôçë.: 210 – 33 75 736 Öáî.: 210 33 75 917 Email: ega@mnec.gr Õðüøç: Åéäéêïý ÃñáììáôÝá ÁðïêñáôéêïðïéÞóåùí
(â) Ôá óôïé÷åßá åðéêïéíùíßáò ôçò DT åßíáé:
DEUTSCHE TELEKOM AG Äéåýèõíóç: Friedrich-Ebert-Allee 140, 53113 Âüííç, Ãåñìáíßá Ôçë.:+49 228 181 850000 Öáî: +49 228 181 85111 Email: kevin.copp@telekom.de Õð’ üøç: êõñßïõ Kevin Copp
ìå êïéíïðïßçóç óôçí: Freshfields Bruckhaus Deringer, Õð’ üøç: êõñßïõ Michael Haidinger
20.2. ÏðïéáäÞðïôå Åéäïðïßçóç èá èåùñåßôáé üôé Ý÷åé åðéäïèåß:
(á) åöüóïí ðáñáäßäåôáé, ôçí çìåñïìçíßá ðáñÜäïóçò üôáí ðáñáäßäåôáé ðñéí áðü ôéò 13.00 óå ÅñãÜóéì ç ÇìÝñá êáé, óå ïðïéáäÞðïôå Üëëç ðåñßðôùóç, óôéò 10.00 ôçò ÅñãÜóéìçò ÇìÝñáò ðïõ Ýðåôáé ôçò çìÝñáò ôçò ðáñÜäïóçò, Þ
(â) åöüóïí ôá÷õäñïìåßôáé, ôçí çìåñïìçíßá ðáñáëáâÞò üôáí ëáìâÜíåôáé ðñéí áðü ôéò 15.00 óå ÅñãÜóé ìç ÇìÝñá êáé, óå ïðïéáäÞðïôå Üëëç ðåñßðôùóç, óôéò 10.00 ôçò ÅñãÜóéìçò ÇìÝñáò ðïõ Ýðåôáé ôçò çìÝñáò ôçò ðáñáëáâÞò, Þ
(ã) åöüóïí áðïóôÝëëåôáé ìå ôçëåïìïéïôõðßá Þ çëåêôñïíéêü ôá÷õäñïìåßï, ôçí çìåñïìçíßá äéáâßâáóçò, üôáí äéáâéâÜæåôáé ðñéí áðü ôéò 13.00 óå ÅñãÜóéìç ÇìÝñá, êáé, óå ïðïéáäÞðïôå Üëëç ðåñßðôùóç, óôéò 10.00 ôçò ÅñãÜóéìçò ÇìÝñáò ðïõ Ýðåôáé ôçò çìÝñáò äéáâßâáóçò, õðü ôçí ðñïûðüèåóç üôé ðáñáëÞöèçêå óå åõáíÜãíùóôç ìïñöÞ.
20.3. Ãéá ôçí áðüäåéîç åðßäïóçò Åéäïðïßçóçò èá áñêåß íá áðïäåé÷èåß ðùò äéåíåñãÞèçêå ç ðáñÜäïóç Þ üôé ï öÜêåëïò ðïõ ðåñéåß÷å ôçí Åéäïðïßçóç óôÜëèçêå óôçí ïñèÞ äéåýèõíóç êáé ðáñáëÞöèçêå Þ üôé ç ôçëåïìïéïôõðßá Þ ôï çëåêôñïíéêü ôá÷õäñïìåßï óôÜëèçêå óôá ïñèÜ óôïé÷åßá êáé äéáâéâÜóôçêå êáé ðáñáëÞöèçêå óå åõáíÜãíùóôç ìïñöÞ, êáôÜ ðåñßðôùóç, êáé ðÜíôá óôç äéåýèõíóç, ôïí áñéèìü ôçëåïìïéïôõðßáò Þ óôçí çëåêôñïíéêÞ äéåýèõíóç ðïõ áíáöÝñåôáé óôçí ÐáñÜãñáöï 20.1.
¢ñèñï 21

Ôñïðïðïßçóç, Äéáöïñïðïßçóç êáé Ðáñáßôçóç
Êáìßá ôñïðïðïßçóç, äéáöïñïðïßçóç Þ ðáñáßôçóç áðü ôçí ðáñïýóá Óõìöùíßá Þ áðü ïðïéáäÞðïôå äéÜôáîç ôçò ðáñïýóáò äåí èá éó÷ýåé åêôüò áí ãßíåôáé åããñÜöùò êáé õðïãñÜöåôáé ðñïóçêüíôùò áðü Þ ãéá ëïãáñéáóìü åêÜóôïõ ÌÝñïõò.
¢ñèñï 22 ÓõíïëéêÞ Óõìöùíßá
Ç ðáñïýóá Óõìöùíßá ðåñéÝ÷åé ôç óõíïëéêÞ óõìöùíßá ìåôáîý ôùí Ìåñþí óå ó÷Ýóç ìå ôï áíôéêåßìåíï ôçò ðáñïýóáò êáé õðåñéó÷ýåé ïðïéáóäÞðïôå Üëëçò ðñïçãïýìåíçò óõìöùíßáò ïðïéïõäÞðïôå åßäïõò ìåôáîý ôùí Ìåñþí óå ó÷Ýóç ìå ôï ßäéï èÝìá.
¢ñèñï 23 Ãëþóóá
Ç ðáñïýóá Óõìöùíßá êáôáñôßóôçêå óôçí ÁããëéêÞ ãëþóóá êáé üëåò ïé ÅéäïðïéÞóåéò ìåôáîý ôùí Ìåñþí èá äéåíåñãïýíôáé óôá ÁããëéêÜ.
¢ñèñï 24 Åê÷þñçóç
Ç ðáñïýóá óõìöùíßá áöïñÜ ðñïóùðéêÜ ôá ÌÝñç êáé ôá äéêáéþìáôá êáé ïé õðï÷ñåþóåéò ïéïõäÞðïôå åê ôùí Ìåñþí äåí äýíáíôáé íá åê÷ùñçèïýí Þ áíáëçöèïýí Þ Üëëùò ìåôáâéâáóôïýí äß÷ùò ôçí ðñïçãïýìåíç Ýããñáöç óõíáßíåóç ôïõ åôÝñïõ ÌÝñïõò.
¢ñèñï 25 ÄéÜöïñá ÈÝìáôá
25.1. ¸êáóôï ÌÝñïò öÝñåé ôï âÜñïò ôùí äéêþí ôïõ åîüäùí êáé äáðáíþí óå ó÷Ýóç ìå ôçí ðñïåôïéìáóßá, êáôÜñôéóç êáé õëïðïßçóç ôçò ðáñïýóáò Óõìöùíßáò, óõìðåñéëáìâáíïìÝíùí, åíäåéêôéêÜ, ïðïéáäÞðïôå êáé ôï óýíïëï ôùí åðáããåëìáôéêþí áìïéâþí êáé ÷ñåþóåùí ôùí óõìâïýëùí ôïõ, ëáìâÜíïíôáò õðüøç ôï Üñèñï 10 ôïõ Íüìïõ 3049/2002.
25.2. Ôõ÷üí áäõíáìßá Þ êáèõóôÝñçóç ÌÝñïõò íá áóêÞóåé ïðïéïäÞðïôå äéêáßùìá, åîïõóßá Þ íá æçôÞóåé ïðïéáäÞðïôå èåñáðåßá óå ó÷Ýóç ìå ôçí ðáñïýóá Óõìöùíßá (ôï êáèÝíá óôï åîÞò: ôï «Äéêáßùìá») äåí èåùñåßôáé ùò ðáñáßôçóç áðü ôï åí ëüãù Äéêáßùìá, ïýôå ç åí üëù Þ åí ìÝñåé Üóêçóç ïðïéïõäÞðïôå Äéêáéþìáôïò åìðïäßæåé ïðïéáäÞðïôå Üëëç Þ ðåñáéôÝñù Üóêçóç ôïõ åí ëüãù Äéêáéþìáôïò Þ ôçí Üóêçóç ïðïéïõäÞðïôå Üëëïõ Äéêáéþìáôïò. Ôõ÷üí ñçôÞ ðáñáßôçóç áðü äéêáßùìá óå ó÷Ýóç ìå ðáñáâßáóç ôçò ðáñïýóáò Óõìöùíßáò äåí èá èåùñåßôáé ðáñáßôçóç áðü äéêáßùìá óå ðåñßðôùóç ôõ÷üí åðüìåíçò ðáñáâßáóçò.
25.3. Åöüóïí ïðïéáäÞðïôå äéÜôáîç ôçò ðáñïýóáò Óõìöùíßáò åßíáé Þ êáôáóôåß, ìåñéêþò Þ ïëéêþò, Üêõñç, áíßó÷õñç Þ ìç åêôåëåóôÞ, ç åãêõñüôçôá, éó÷ýò êáé åêôåëåóôüôçôá ôùí ëïéðþí äéáôÜîåùí äåí èá åðçñåÜæïíôáé áðü ôï åí ëüãù ãåãïíüò.

ÏðïéáäÞðïôå ôÝôïéá Üêõñç, áíßó÷õñç Þ ìç åêôåëåóôÞ äéÜôáîç èåùñåßôáé üôé áíôéêáèéóôÜôáé áðü Ýãêõñç, éó÷õñÞ êáé åêôåëåóôÞ äéÜôáîç, ðïõ ðñïóéäéÜæåé ðåñéóóüôåñï óôçí ïéêïíïìéêÞ åðéäßùîç êáé ôï óêïðü ô çò åí ëüãù Üêõñçò, áíßó÷õñçò êáé ìç åêôåëåóôÞò äéÜôáîçò ó÷åôéêÜ ìå ôï áíôéêåßìåíï, ðïóü, ÷ñüíï, ôüðï êáé ìÝãåèïò. Ôá áíùôÝñù èá åöáñìüæïíôáé mutatis mutandis êáé óå ôõ÷üí ðåñßðôùóç êåíïý óôçí ðáñïýóá Óõìöùíßá.
25.4. ¸êáóôï ÌÝñïò áíáëáìâÜíåé Ýíáíôé ôïõ Ýôåñïõ ÌÝñïõò íá åêðëçñþíåé êáëüðéóôá ôï óýíïëï ôùí õðï÷ñåþóåþí ôïõ ìå áõóôçñÞ óõììüñöùóç ðñïò ôïí êÜèå üñï êáé ðñïò üëïõò ôïõò üñïõò êáé äéáôÜîåéò ðïõ ðåñéÝ÷ïíôáé óôçí ðáñïýóá Óõìöùíßá.
¢ñèñï 26 Åìðéóôåõôéêüôçôá
26.1. Ôá ÌÝñç èá êáôáâÜëëïõí êÜèå åýëïãç ðñïóðÜèåéá ãéá íá ôçñÞóïõí åìðéóôåõôéêÞ êáé íá äéáóöáëßóïõí üôé ôá áíôßóôïé÷á óôåëÝ÷ç, õðÜëëçëïé, áíôéðñüóùðïé êáé åðáããåëìáôßåò êáé ëïéðïß óýìâïõëïé èá ôçñÞóïõí åìðéóôåõôéêÞ, ïðïéáäÞðïôå ðëçñïöïñßá êáé õëéêü ó÷åôßæåôáé ìå ôéò ÓõíáëëáãÝò, ôçí ðáñïýóá Óõìöùíßá êáé ïðïéáäÞðïôå óõìöùíßá êáôáñôßóôçêå Þ ñýèìéóç óõíïìïëïãÞèçêå óýìöùíá ìå ôçí ðáñïýóá (åöåîÞò ïé «ÅìðéóôåõôéêÝò Ðëçñïöïñßåò»).
26.2. Ôá ÌÝñç êáôáíïïýí ðùò èá áðáéôçèåß ðëÞñçò äéáöÜíåéá ùò ðñïò ôï ðåñéå÷üìåíï ôçò ðáñïýóáò Óõìöùíßáò êáé ùò ðñïò êÜèå ó÷åôéêÞ ðëçñïöïñßá óõìðåñéëáìâáíïìÝíùí êáé ôùí Åìðéóôåõôéêþí Ðëçñïöïñéþí, ãéá ôïõò óêïðïýò ôçò êýñùóçò ôçò ðáñïýóáò Óõìöùíßáò êáé ôçò Óýìâáóçò Ðþëçóçò Ìåôï÷þí áðü ôç ÂïõëÞ ôùí ÅëëÞíùí.
26.3. ÅîáéñïõìÝíùí ôùí üóùí ðñïâëÝðïíôáé êáôùôÝñù, êáíÝíá ÌÝñïò äåí èá êÜíåé ÷ñÞóç ãéá ôéò ßäéåò åðé÷åéñçìáôéêÝò äñáóôçñéüôçôåò Þ ãéá Üëëïõò óêïðïýò ïýôå èá ãíùóôïðïéåß óå ïðïéïäÞðïôå ôñßôï ðñüóùðï ïðïéáäÞðïôå ÅìðéóôåõôéêÞ Ðëçñïöïñßá äß÷ùò ôç óõíáßíåóç ôïõ Ýôåñïõ ÌÝñïõò. Ôï ðáñüí ¢ñèñï 26 äåí èá éó÷ýåé ùò ðñïò:
(á) ðëçñïöïñßåò ðïõ åßíáé Þ êáèßóôáíôáé äéáèÝóéìåò óôï êïéíü (ü÷é ùò áðïôÝëåóìá ðáñáâßáóçò ôïõ ðáñüíôïò ¢ñèñïõ 26),
(â) ðëçñïöïñßåò ðïõ äçìéïõñãïýíôáé áõôïôåëþò áðü ôï ïéêåßï ÌÝñïò ôçí çìåñïìçíßá ôçò ðáñïýóçò Þ áðïêôþíôáé áðü ôñßôï ðñüóùðï, óôï âáèìü ðïõ ç áðüêôçóÞ ôïõ óõíäÝåôáé ìå äéêáßùìá ãíùóôïðïßçóçò ôùí,
(ã) ðëçñïöïñßåò ðïõ êáôåß÷å íïìßìùò ôï ïéêåßï ÌÝñïò êáôÜ ôçí çìåñïìçíßá ôçò ðáñïýóáò ÷ùñßò ðåñéïñéóìü ùò ðñïò ôç ãíùóôïðïßçóÞ ôùí,
(ä) ðëçñïöïñßåò ðïõ, êáôüðéí ôçò ãíùóôïðïßçóçò óýìöùíá ìå ôï ¢ñèñï 26, êáèßóôáíôáé äéáèÝóéìåò óôï ïéêåßï ÌÝñïò áðü ðçãÞ ðÝñáí ôïõ Ýôåñïõ ÌÝñïõò, ç ïðïßá äåí õðÝ÷åé õðï÷ñÝùóç åìðéóôåõôéêüôçôáò óå ó÷Ýóç ìå ôéò åí ëüãù ðëçñïöïñßåò,
(å) ôç ãíùóôïðïßçóç áðü ÌÝñïò Åìðéóôåõôéêþí Ðëçñïöïñéþí óôá ìÝëç ôùí äéïéêçôéêþí ôïõò óõìâïõëßùí, áíôéðñïóþðïõò/ðëçñåîïõóßïõò Þ õðáëëÞëïõò, êáôÜ ðåñßðôùóç, ðïõ åßíáé áðáñáßôçôï íá ãíùñßæïõí ôéò åí ëüãù ÅìðéóôåõôéêÝò Ðëçñïöïñßåò êáôÜ ôçí åýëïãç êñßóç ôïõ ïéêåßïõ ÌÝñïõò ãéá óêïðïýò ðïõ ó÷åôßæïíôáé ìå ôçí ðáñïýóá Óõìöùíßá, õðü ôçí ðñïûðüèåóç üôé ôá áíùôÝñù ðñüóùðá äåí èá êÜíïõí ÷ñÞóç ôùí Åìðéóôåõôéêþí Ðëçñïöïñéþí ãéá ïðïéïäÞðïôå Üëëï óêïðü,

(óô) ôç ãíùóôïðïßçóç Åìðéóôåõôéêþí Ðëçñïöïñéþí óôï âáèìü ðïõ ç ãíùóôïðïßçóç áðáéôåßôáé áðü ôï íüìï Þ áðü ïðïéïäÞðïôå äéêáóôÞñéï ôçò áñìüäéáò ÷þñáò, Þ áðü äåóìåõôéêÞ äéêáóôéêÞ áðüöáóç, äéáôáãÞ Þ äéÜôáîç ïðïéáóäÞðïôå áñìüäéáò Áñ÷Þò ãéá ôïõò óêïðïýò ëÞøçò ïðïéáóäÞðïôå ÓõíáéíÝóåùò Þ Üëëùò, êáôüðéí äéáâïýëåõóçò ìå ôï Ýôåñï ÌÝñïò,
(æ) ôç ãíùóôïðïßçóç Åìðéóôåõôéêþí Ðëçñïöïñéþí óå ïðïéáäÞðïôå ÖïñïëïãéêÞ Áñ÷Þ, óôï âáèìü ðïõ åõëüãùò áðáéôåßôáé ãéá ôïõò óêïðïýò ôùí öïñïëïãéêþí õðïèÝóåùí ôïõ ó÷åôéêïý ÌÝñïõò Þ ïðïéïõäÞðïôå ìÝëïõò ôïõ ïìßëïõ ôïõ,
(ç) ôç ãíùóôïðïßçóç óôïõò åðáããåëìáôßåò óõìâïýëïõò ôïõ ÌÝñïõò, ðëçñïöïñéþí ðïõ åõëüãùò áðáéôåßôáé íá áíáêïéíùèïýí ãéá ôïõò óêïðïýò ôçò ðáñïýóáò Óõìöùíßáò, Þ
(è) ôçí ïðïéáäÞðïôå áíáêïßíùóç Þ åãêýêëéï Þ ðëçñïöïñßá ðïõ Ý÷ïõí äïèåß óýìöùíá ìå ôïõò üñïõò ôùí ¢ñèñùí 26 êáé 19.
26.4. ¸êáóôï ÌÝñïò èá åíçìåñþíåé ïðïéáäÞðïôå óôåëÝ÷ç, õðáëëÞëïõò Þ áíôéðñïóþðïõò Þ åðáããåëìáôßåò Þ Üëëïõò óõìâïýëïõò ôïõ, êáôÜ ðåñßðôùóç, üóïí áöïñÜ ôá èÝìáôá ðïõ áöïñïýí ôçí ðáñïýóá Óõìöùíßá êáé ôç ÓõíáëëáãÞ, Þ ïðïéïíäÞðïôå Üëëï, óôïí ïðïßï ðáñÝ÷åé ÅìðéóôåõôéêÝò Ðëçñïöïñßåò, ðùò ïé åí ëüãù ðëçñïöïñßåò åßíáé åìðéóôåõôéêÝò, êáé èá ôïõò äßäåé ôçí åíôïëÞ:
(á) íá ôçñïýí ôéò ðëçñïöïñßåò åìðéóôåõôéêÝò, êáé
(â) íá ìçí ôéò áðïêáëýðôïõí óå ïðïéïäÞðïôå ôñßôï ðñüóùðï (åîáéñïõìÝíùí ôùí ðñïóþðùí óôá ïðïßá áõôÝò Ý÷ïõí Þ åíäÝ÷åôáé íá ãíùóôïðïéçèïýí óýìöùíá ìå ôïõò üñïõò ôïõ ðáñüíôïò ¢ñèñïõ 26).
¢ñèñï 27 Äéáéôçóßá
ÊÜèå äéáöùíßá ðïõ ðñïêýðôåé áðü Þ óå ó÷Ýóç ìå ôçí ðáñïýóá Óõìöùíßá èá åðéëýåôáé ôåëéêþò óýìöùíá ìå ôïõò Êáíüíåò Äéáéôçóßáò (åöåîÞò ïé «Êáíüíåò ICC») ôïõ Äéåèíïýò Åìðïñéêïý Åðéìåëçôçñßïõ (ICC) áðü ôñåéò (3) äéáéôçôÝò, åê ôùí ïðïßùí Ýíáò (1) èá äéïñßæåôáé áðü ôï ÅÄ, Ýíáò (1) áðü ôç DT, ï äå ôñßôïò (ï ïðïßïò èá åßíáé êáé ï åðéäéáéôçôÞò) èá äéïñßæåôáé áðü ôïí Ðñüåäñï ôïõ ICC, âÜóåé ôùí Êáíüíùí ICC. Ï ôüðïò äéáéôçóßáò èá åßíáé ç Ãåíåýç óôçí Åëâåôßá êáé ç ãëþóóá ôùí äéáäéêáóéþí èá åßíáé ç ÁããëéêÞ. Ç áðüöáóç ðïõ èá ëáìâÜíåôáé áðü ôï äéáéôçôéêü äéêáóôÞñéï èá åßíáé ïñéóôéêÞ êáé äåóìåõôéêÞ, äß÷ùò äéêáßùìá ðñïóöõãÞò óôá åèíéêÜ äéêáóôÞñéá åêôüò áí ïñßæåôáé á ðü ôï íüìï.
¢ñèñï 28 ÅöáñìïóôÝï Äßêáéï
Ç ðáñïýóá Óõìöùíßá èá äéÝðåôáé áðü êáé èá åñìçíåýåôáé óýìöùíá ìå ôï Åëëçíéêü äßêáéï.
ÓÅ ÐÉÓÔÙÓÇ ÔÙÍ ÁÍÙÔÅÑÙ, ôá ÌÝñç õðÝãñáøáí ôçí ðáñïýóá Óõìöùíßá óå

äýï (2) ðñùôüôõðá ôçí çìÝñá êáé ÷ñïíïëïãßá ðïõ áíáãñÜöåôáé ðñþôç áíùôÝñù êáé Ýêáóôï ÌÝñïò Ýëáâå Ýíá (1) ðñùôüôõðï.
Ãéá ôï Åëëçíéêü Äçìüóéï Ãéá ôçí Deutsche Telekom AG Ãåþñãéïò Áëïãïóêïýöçò Kevin Kopp Yðïõñãüò Ïéêïíïìßáò êáé Áíþôåñïò Åêôåëåóôéêüò Ïéêïíïìéêþí Áíôéðñüåäñïò Axel Lutzner Áíôéðñüåäñïò ÁèÞíá, 14 Ìáúïõ 2008 ÁèÞíá, 14 Ìáúïõ 2008»
“SHAREHOLDERS’ AGREEMENT
This shareholders’ agreement (the “Agreement”) is entered into in Athens on 14 May 2008 between:
1.	THE HELLENIC REPUBLIC (the “HR”) lawfully represented for the purpose of this Agreement by the Minister of Economy and Finance, pursuant to the decision 95/14.05.2008 of the Inter-Ministerial Privatization Committee of the HR.
AND
2.	DEUTSCHE TELEKOM AG, an electronic communications operator lawfully established and operating under the laws of the Federal Republic of Germany (“DT”), having its registered seat at Bonn and is lawfully represented for the purposes of this Agreement by Messrs Kevin Copp, Senior Executive Vice President, and Axel Lützner, Vice President.
The HR and DT shall be together referred to as the “Parties” and individually as a “Party”.
PREAMBLE
(A) The Hellenic Telecommunications Organization S.A. (“OTE” or the

“Company”) is an electronic communications operator lawfully established and operating as a société anonyme under the laws of the HR, having its registered seat in Maroussi of Attica (at 99 Kifissias Av.). As at the date of this Agreement, the Company’s paid-up share capital amounts to 1.171.459.429,71 Euro (the “Existing Capital”) and is divided into 490.150.389 common registered shares each having a nominal value of 2,39 Euro (the “Existing Shares”). The Existing Shares are listed and traded on the “Big Capitalization Category” of the “Securities Market” of the Athens Exchange (the “Exchange”) and are also traded on the New York Stock Exchange in the form of “American Depositary Receipts” and the London Stock Exchange in the form of “Global Depositary Receipts”.
(B)	Pursuant to its decisions 73/06.09.2006 and 74/09.11.2006, the Inter-Ministerial Privatization Committee of the HR (the “IPC”) decided to initiate the process for further privatising OTE in accordance with Law 3049/2002, as amended and in force.

(C)	Pursuant to its letter dated 18 March 2008 addressed to the HR, DT formally expressed its interest in becoming a strategic partner for OTE. Pursuant to its decision 92/27.3.2008, the IPC decided to, among others, evaluate DT’s proposal and enter into negotiations with DT.

(D)	Pursuant to its letter dated 13 May 2008, DT has formally requested that the IPC approves the acquisition by DT of Existing Shares representing more than 20% of the Existing Capital (the “DT Request”) in accordance with paragraphs 1 and 2 of article 11 of Law 3631/2008 and submitted the information required thereby.

(E)	Pursuant to its decision 93/08.05.2008, the IPC, amongst others, approved the actions taken in the context of the negotiations with DT as at that date and authorised the financial and legal advisers of the HR to continue such negotiations.

(F)	Pursuant to its decision 94/14.05.2008, the IPC approved the DT Request in accordance with paragraph 2 of article 11 of Law 3631/2008.

(G)	Pursuant to its decision 95/14.05.2008, the IPC approved, amongst others, (i) the sale to DT of 14.865.886 of the Existing Shares which are owned by the HR and representing approximately 3.03% of the Existing Capital and voting rights in OTE (the “Sale Shares”), and (ii) this Agreement and the Share Purchase Agreement in accordance with paragraph 1(c) of article 4 of Law 3049/2002.

(H)	Pursuant to a share purchase agreement of even date herewith and entered into between the Parties (the “Share Purchase Agreement”), the HR agreed to sell to DT and DT agreed to purchase from the HR the Sale Shares in accordance with the terms of the Purchase Agreement.

(I)	The Parties wish to regulate their relationship as shareholders of OTE as set forth herein.
NOW, THEREFORE, the Parties agree as follows:
Article 1
Definitions and Interpretation

1.1 Definitions
In this Agreement, the following words and expressions have the following meaning:
“Additional DT Right of First Refusal” shall have the meaning ascribed to it in Article 13.
“Additional HR Right of First Refusal” shall have the meaning ascribed to it in Article 12.
“Article” means an article of this Agreement.
“Audit Committee” means the audit committee of OTE.
“Audit Committee Member” means a member of the Audit Committee.
“Audit Committee Regulation” means the regulation of the Audit Committee approved by decision of the OTE BoD on 24 May 2004 and subsequently amended on 16 June and 20 October 2005.
“Authority” means any government, governmental, supranational or other regulatory body, any court, arbitral tribunal and any agency including any Greek or European antitrust or competition authority.
“Business Day” means a day (other than a Saturday or Sunday) on which banks are generally open for normal business in Greece and Germany.
“Chairman” means the chairman of the OTE BoD.
“Change Of Control In DT” means one or more persons, other than the Federal Republic of Germany, directly or indirectly, having acquired, directly or indirectly, 35% of the voting rights in DT.
“Company” shall have the meaning ascribed to it in the Preamble.
“Company Law” means the Greek Codified Law 2190/1920 on “Sociétés Anonymes”.
“Company Shares” means the Existing Shares and any other shares issued by the Company from time to time.
“Conditions Precedent” shall have the meaning ascribed to it in Article 18.
“Consent” means any other consent, permit, approval, authorisation, clearance, exemption, filing, recording or registration, license or order, in each case whether corporate, regulatory or other, and references in this Agreement “to obtaining Consents” will be construed accordingly.
“Cosmote” means Cosmote Mobile Telecommunications S.A.
“Current Interim EBITDA” means the consolidated earnings before interest, tax, depreciation and amortization for the Company, for the period starting from the date of the accounts which are included in its most recent annual Financial Statements and ending on the date of the most recent interim accounts, as resulting from its latest interim Financial Statements.
“DEKA” means the Public Company of Transferable Securities (DEKA) S.A.
“Directors” means the HR Directors and the DT Directors.
“DT Directors” means the persons who are elected at the OTE BoD on nomination of DT.

“DT Group” means DT and its affiliated companies within the meaning of paragraphs 15 et seqq. of the German Stock Corporation Act (Aktiengesetz).
“DT Group Company” means a company which is a member of the DT Group, other than DT.
“DT Notice” means a notice or other form or written communication to be sent by DT to the HR under or pursuant to this Agreement.
“DT Representative” means any of the Chief Executive Officer or the Chief Financial Officer of DT or any other person authorised by the Chief Executive Officer of DT.
“DT Request” shall have the meaning ascribed to it in the Preamble.
“DT Right of First Refusal” shall have the meaning ascribed to it in Article 13.
“EBITDA” means the previous twelve (12) months trailing earnings before interest, tax, depreciation and amortization, as resulting from the annual Financial Statements or the interim Financial Statement of the Company, whichever is the most recent. In the event that the interim Financial Statements are the most recent, then the EBITDA shall be calculated as the sum of the Current Interim EBITDA plus the Previous Interim EBITDA.
“EETT” means the Greek National Telecommunications and Posts Committee.
“Effective Date” means the Business Day on which the last Condition Precedent shall have been satisfied in accordance with Article 18.
“Electronic Communications Law” means Law 3431/2006
“Employees” means the employees and personnel of the OTE Group as at the Effective Date.
“Encumbrance” means any contractual right or right in rem, restrictions and third party rights or any other agreement or arrangement creating or conferring on any person a contractual right and/or right in rem over or legally limiting the capacity of that person to dispose of tangible or intangible assets or property and “to Encumber” shall be construed accordingly.
“Exchange” shall have the meaning ascribed to it in the Preamble.
“Executive Committee” shall have the meaning ascribed to it in Article 5.
“Executive Committee Chairman” means the chairman of the Executive Committee.
“Executive Committee Member” means a member of the Executive Committee.
“Executive Committee Powers” shall have the meaning ascribed to it in Paragraph 5.5.1 (b).
“Existing Capital” shall have the meaning ascribed to it in the Preamble.
“Existing Shares” shall have the meaning ascribed to it in the Preamble.
“Financial Statements” means the consolidated annual and interim financial statements of the Company or DT and, where applicable, their respective Subsidiaries for any financial year started on 1 January 2008.
“Greece” means the Hellenic Republic and “Greek” shall be construed accordingly.

“HR Directors” means the persons who are elected at the OTE BoD on nomination of the HR.
“HR Notice” means a notice or other form or written communication to be sent by the HR to DT under or pursuant to this Agreement.
“HR Representative” means the Minister of Economy & Finance of the HR or any other person authorised by him.
“HR Right of First Refusal” shall have the meaning ascribed to it in Article 12.
“ICC” shall have the meaning ascribed to it in Article 27.
“ICC Rules” shall have the meaning ascribed to it in Article 27.
“Independent Director” means a Director meeting the requirements set out in article 4 of Law 3016/2002.
“IFRS” means the International Financial Reporting Standards.
“IPC” shall have the meaning ascribed to it in the Preamble.
“Managing Director” means the chief executive officer of OTE.
“Net Debt” means the net financial debt position of the Company, as resulting from its latest interim Financial Statements.
“Notice” means a HR Notice or a DT Notice or both, depending on the context.
“OTE” shall have the meaning ascribed to it in the Preamble.
“OTE BoD” means the board of directors of OTE.
“OTE Business” means the provision of “electronic communications services”, as defined in the Electronic Communications Law.
“OTE Capital” means the share capital of OTE from time to time and shall include the Existing Capital.
“OTE Group” means OTE and its Subsidiaries set out in the Company’s Financial Statements.
“OTE Group Company” means a company which is a member of the OTE Group, other than OTE.
“OTE GM” means any ordinary or extraordinary general meeting of the OTE’s shareholders.
“OTE Shares” means ordinary registered voting shares issued by OTE from time to time and shall include the Existing Shares.
“Paragraph” means a paragraph of this Agreement.
“Previous Interim EBITDA” shall mean the consolidated earnings before interest, tax, depreciation and amortization for the Company, for the period starting from the date of the accounts included in the most recent interim Financial Statement, minus twelve (12) months and ending on the date of the accounts included in the most recent annual Financial Statements, as resulting from the applicable interim Financial Statements and/or annual Financial Statements.
“Proceedings” means any litigation, dispute, controversy, legal action, proceedings or claims of whatever nature.

“Representatives” mean the HR Representative and the DT Representative.
“Right of First Refusal” means any of the HR Right of First Refusal, the Additional HR Right of First Refusal, the DT Right of First Refusal and the Additional DT Right of First Refusal or, depending on the context, all such rights.
“Sale Shares” shall have the meaning ascribed to it in the Preamble.
Specified Territories means Albania, Bulgaria, Greece, Romania and Serbia.
“Standstill Period” means the period commencing from the date hereof and ending on 31 December 2011.
“Statutes” means the articles of association of the Company, as in force at the date hereof and from time to time.
“Subsidiary” means a business undertaking which is deemed to be a subsidiary of another business undertaking in accordance with paragraph 5 of article 42e of the Company Law.
“Term” shall have the meaning as ascribed to it under in Article 18.4.1.
“Transfer” means any sale, transfer, including fiduciary transfer or contribution in kind, donation or other form of disposal of ownership and “to transfer” shall be construed accordingly.
“Transfer Agreement” shall have the meaning ascribed to it in Article 12.
“Veto Matters” means any the matters set out in Article 9 in relation to which the HR has a Veto Right.
“Veto Right” means the right of the HR to oppose the passing of a resolution at the OTE BoD or the OTE GM, as applicable, in respect of the Veto Matters.
“VWAP” shall have the meaning ascribed to it in Paragraph 12.4
1.2 Interpretation
In this Agreement, except where the context otherwise requires:
(a)	Any reference to a Paragraph or Article is to the relevant Paragraph or Article of this Agreement;

(b)	the Article headings are included for convenience only and shall not affect the interpretation of this Agreement;

(c)	use of the singular includes the plural and vice versa;

(d)	use of any gender includes the other gender;

(e)	any reference to “persons” includes natural persons, entities (whether or not having separate legal personality), organisations, governments, governmental agencies and any other similar bodies;

(f)	any reference to a Law shall be construed as referring to a Greek law;

(g)	any reference to a Law, any other law, statute, statutory provision, rule or regulation, subordinate or enabling legislation (“legislation”) shall be construed as referring to such legislation as amended from time to time and any legislation which re-enacts or codifies (with or without modification) any such legislation;

(h)	capitalised terms and expressions defined in the Share Purchase Agreement shall have the same meaning when used in this Agreement, unless otherwise defined herein or the context otherwise requires; and
(i)	for the purpose of exercising and calculating the voting rights held by: (1) the HR, the voting rights held by DEKA, and (2) DT, the voting rights held by DT and any other member of the DT Group, as the case may be, will be taken into account.
PART A
General Principles
Article 2
Overall Objective and Strategy
2.1 Throughout the Term, the Parties shall exercise their rights, obligations and duties under this Agreement and as shareholders of OTE to:
(a)	promote the business and operations of the OTE Group for the benefit of the Company;

(b)	procure that OTE will continue to offer “universal services” (as defined in the Electronic Communications Law) for as long as is required to do so by EETT, pursuant to the Electronic Communications Law;

(c)	procure that OTE will comply with:
(i)	the HR’s requirements in terms of national defence and security in accordance with the applicable legislation; and

(ii)	its obligations vis-à-vis the Employees in accordance with the applicable legislation,
(d)	procure that:
(i)	the registered seat of OTE and any other OTE Group Company incorporated in Greece on the Effective Date will remain in Greece; and

(ii)	the OTE Shares will not be de-listed from the Exchange, save as otherwise required by the applicable legislation.

2.2 On the Effective Date:
(a)	the HR shall, directly and through DEKA, hold 122.537.599 OTE Shares representing 25% plus one (1) of the OTE Shares; and

(b)	DT shall alone hold 122.537.599 OTE Shares representing 25% plus (1) of the OTE Shares and no other member of the DT Group will hold OTE Shares or voting rights in OTE.
2.3 The Parties shall procure that the Directors nominated by each of them, other than an Independent Director, will exercise their voting rights at any session of the OTE BoD and the Executive Committee, as the case may be, so as to give effect to (i) the principles listed in Paragraph 2.1, and (ii) this Agreement in general, having due regard to the Directors’ fiduciary and the non-conflict of interest duties vis-à-vis the Company under the Company Law and any other applicable legislation.
2.4 Each Party shall have the right to initiate and require implementation of the process for replacing any Director or Executive Committee Member, as the case may be, nominated by it at any time, in accordance with the Company Law and the Statutes. In the event that any Director or an Executive Committee Member exercises his/her voting rights in a manner inconsistent with the terms of this Agreement, and as a result a decision of the OTE BoD or the Executive Committee has either not passed or passed, in each case against the arrangements contemplated in this Agreement, then, without prejudice to the right of the Party (the “Appointing Party”) who nominated such Director or Executive Committee Member to replace such person, the Parties shall upon request of either Party procure that a new decision of the OTE BoD or the Executive Committee will pass according to the terms of this Agreement. If no such new decision is passed, the Party that is not the Appointing Party:
(a)	may either require the matter in question to be referred to the OTE GM by either Party in its capacity as shareholder where the Parties shall exercise their voting rights in favour of a resolution which shall be consistent with the terms of the Agreement and which shall authorize any Director nominated by the Party which is not the Appointing Party to implement such decision; should such matter not be capable of being referred to, or decided by, the GM, or should such authorization not be possible, upon the request of either Party, the process for replacing the Director nominated by the Appointing Party shall be initiated and implemented; or

(b)	may initiate and require implementation of process for replacing the Director nominated by the Appointing Party.
2.5 If the provisions of this Agreement conflict with the Statutes, the provisions of this Agreement shall prevail inter partes. The Parties shall at any time during the Term convene a GM of the Company as soon as possible at the request of either Party and exercise their voting rights in a GM to give effect to the provisions of this Agreement by procuring that the Statutes will be amended to the maximum extent possible.
PART B
Corporate Governance
Article 3
General Provisions

3.1 This Agreement establishes the corporate governance principles for OTE which the Parties shall at any time during the Term implement and which relate to the following situations:
(a)	The HR holds at least 15% of the total voting rights in OTE and:
(i)	either the Parties agree that the offices of the Chairman and Managing Director of the Company will be held by the same person;

(ii)	or the offices of the Chairman and Managing Director of the Company are held by different persons.
(b)	The HR holds less than 15% of the total voting rights in OTE.

(c)	Irrespective of HR’s percentage of voting rights in OTE, DT holds less than 25% of the total voting rights in OTE, subject to Article 7.
3.2 Where the corporate governance arrangements set out in Part B of this Agreement entitle a Party to nominate a Director or an Executive Committee Member, such right to nominate shall in each case include the right to revoke the relevant person at such Party’s discretion, with the respective other Party being obliged to consent and take all action necessary to implement such revocation.
Article 4
Corporate Governance — The HR holds at least 15% of the total voting rights in OTE
4.1 Scope
Article 4 shall apply for as long as the HR holds at least 15% of the total voting rights in OTE and the Parties agree that the offices of both the Chairman and Managing Director of the Company will be held by the same person, without prejudice to Article 7 which prevails if DT holds less than 25% of the total voting rights in OTE.
4.2 OTE BoD
4.2.1 The OTE BoD shall consist of ten (10) Directors to be nominated and elected as set out in Paragraphs 4.2 and 4.3, of whom two (2) will be Independent Directors.
4.2.2 Each Party shall have the right, exercisable by Notice to the other Party, to nominate and request the election of five (5) Directors, including one (1) Independent Director, provided that the Parties will have consulted in advance on any such nomination, without, however, being bound by any differing proposal of the other Party.
4.2.3 The OTE BoD shall have all duties, responsibilities, rights, powers and competencies as entrusted to it under the Statutes, the Company Law and other applicable legislation, subject to Paragraph 4.3.5, and be exclusively competent to take a decision on the Veto Matters, with the exception of those of the Veto Matters requiring a resolution of the OTE GM pursuant to the Company Law and the Statutes.
4.2.4 Decisions of the OTE BoD shall pass by simple quorum and majority, save as otherwise required under the Company Law and the Statutes, whilst decisions in respect of the Veto Matters shall require:
(a)	a quorum of at least eight (8) Directors and should such quorum not be achieved in a OTE BoD meeting, a new one shall be convened as soon as possible in which a quorum of six (6) Directors will be required; and

(b)	a positive vote of at least seven (7) Directors, where quorum of eight (8) Directors is required, or at least five (5) Directors, where quorum of six (6) Directors is required, in each case among whom at least two (2) of the HR Directors.
4.3 Chairman and Managing Director
4.3.1. The Parties agree that as of the Effective Date, the person acting as Chairman and Managing Director at the date of this Agreement shall be re-elected and hold both these offices.
4.3.2 Without prejudice to the arrangements set out in Paragraph 4.3.1, each time (i) an OTE GM is convened to elect an OTE BoD or (ii) the OTE BoD is convened to elect the Chairman and Managing Director, as applicable, within ten (10) Business Days prior to the scheduled session of the OTE GM or the OTE BoD, as applicable, the Parties shall consult with each other for the purpose of agreeing upon whether one (1) person will hold the offices of the Chairman and Managing Director. If such an agreement:
(a)	is reached, that person shall be nominated by DT, and the HR shall (i) exercise its voting rights at the relevant OTE GM so that such person will first be elected as a Director at the next OTE GM and/or (ii) in all other cases, procure that the HR Directors, other than the Independent Directors, will vote in favour of the election of such person as Chairman and Managing Director by the OTE BoD; whilst

(b)	is not reached, Article 5 shall apply.
4.3.3 The Parties shall procure that the Statutes will be amended as soon as possible after this Agreement and the Share Purchase Agreement have been ratified by the Greek Parliament so that the Chairman and Managing Director shall have a casting vote in his/her capacity as Chairman on all matters requiring a decision of the OTE BoD, with the exception of the Veto Matters in respect of which DT will procure that the Chairman and Managing Director shall vote in the manner that the HR Directors, other than the Independent Directors, will vote. In connection with matters relating to the constitution of the OTE BoD into a body, convocation of the OTE GM and the appointment of Audit Committee Members, the Chairman and Managing Director shall have no casting vote and decisions thereon shall be taken by the OTE BoD in line with the terms of this Agreement.
4.3.4 If, during the term of office of the Chairman and Managing Director, including the Managing Director in office at the time of the signing of this Agreement, DT no longer wishes such person to hold both these offices or such person resigns or the office of Chairman and Managing Director otherwise vacates, the Parties shall consult each other for up to ten (10) Business Days for the purpose of agreeing upon a new person to be nominated by DT to act as Chairman and Managing Director. If no such agreement is reached, Article 5 shall apply. If such agreement is reached, the HR shall procure that (i) the HR Directors, other than the Independent Director, will vote in favour of the election of such person as Chairman and Managing Director by the OTE BoD, and (ii) such election is ratified in the upcoming GM. Until either the new Chairman and Managing Director is appointed or in case no agreement is reached as to the person that will hold both these offices and the governance structure described in Article 5 has effectively been established, the Parties shall procure that the Executive Committee will be established without delay and pending the repeal of the casting vote of the Chairman by amendment to the Statutes, the HR agrees to procure that the Chairman nominated by it will not exercise his/her casting vote.
4.3.5. The Chairman and Managing Director (a) shall be fluent in Greek, and (b) shall have all duties, responsibilities, rights, powers and competencies as entrusted to him/her under the Company Law and the Statutes, with the exception of (i) those matters reserved to the OTE BoD by operation of the Company Law and other applicable legislation, and (ii) the Veto Matters. The powers of the Chairman and Managing Director shall include, indicatively, the appointment of the senior management of OTE and any OTE Group Company, the preparation of the detailed strategic plan, the mid-term planning and the detailed business plan of OTE to be approved by the OTE BoD, as well as the implementation thereof after such plans have been approved by the OTE BoD.
4.5 Executive Committee
In the circumstances contemplated in this Article 4, no Executive Committee will be established.
4.6 Audit Committee
4.6.1 The Parties confirm that they are aware of (i) the existence, composition, duties and responsibilities of the Audit Committee and (ii) the provisions of the Audit Committee Regulation.
4.6.2 Without prejudice to Paragraph 4.6.1, each Party shall have the right, exercisable by way of a Notice to the other Party, to:
(a)	request that one (1) Independent Director and one additional non-executive Director meeting the independency criteria of Law 3016/2002 nominated by it, will be the two (2) of the four (4) Audit Committee Members; and

(b)	revoke and replace the Audit Committee Members so nominated by it at any time, it being understood that the actual appointment, revocation and replacement of an Audit Committee Member shall require a decision of the OTE BoD to be passed by simple majority.
4.6.3 The Parties shall procure through the Directors nominated by each of them, other than the Independent Director, that the OTE BoD will appoint, revoke and replace, as applicable, the Audit Committee Members so nominated by each Party.
4.6.4 For as long as the OTE Shares are listed on the New York Stock Exchange and the London Stock Exchange, the Parties shall refrain from amending the composition, duties and responsibilities of the Audit Committee and/or the provisions of the Audit Committee Regulation, unless any such amendment complies with the applicable legislation of the U.S.A. and the United Kingdom, as applicable, and thereafter with articles 7 and 8 of Law 3016/2002.
4.6.5 The Parties shall procure that the Audit Committee Regulation will be amended as soon as possible after the Effective Date to reflect the change in the number of the Audit Committee Members, as contemplated in Paragraph 4.6.2(a).
Article 5
Corporate Governance — The HR holds at least 15% of the total voting rights in OTE — The offices of Chairman and Managing Director are held by different persons

5.1 Scope
Article 5 shall apply for as long as the HR holds at least 15% of the total voting rights in OTE and the Parties have either agreed that the offices of the Chairman and Managing Director of the Company will be held by different persons or failed to reach an agreement, as contemplated in Paragraph 4.3, without prejudice to Article 7 which prevails if DT holds less than 25% of the total voting rights in OTE.
5.2 OTE BoD
5.2.1 The composition of the OTE BoD shall be as provided in Paragraph 4.2.1, whilst Paragraph 4.2.2 shall apply to the nomination and election of the Directors.
5.2.2 The OTE BoD shall have all duties, responsibilities, rights, powers and competencies as entrusted to it under the Statutes, the Company Law and other applicable legislation, subject to Paragraphs 5.4 and 5.5, and be exclusively competent to take a decision on the Veto Matters, with the exception of those of the Veto Matters requiring a resolution of the OTE GM pursuant to the Company Law and the Statutes.
5.2.3 Decisions of the OTE BoD shall pass by simple quorum and majority, save as otherwise required under the Company Law and the Statutes, whilst decisions in respect of the Veto Matters shall require:
(a)	a quorum of at least eight (8) Directors and should such quorum not be achieved in a OTE BoD meeting, a new meeting shall be convened as soon as possible in which a quorum of six (6) Directors will be required; and

(b)	a positive vote of at least seven (7) Directors, where quorum of eight (8) Directors is required, or at least five (5) Directors, where quorum of six (6) Directors is required, in each case among whom at least two (2) of the HR Directors.
5.3 Chairman
5.3.1 The Chairman should have the appropriate experience and qualifications commensurate with the role that he/she will be requested to fulfil. The Chairman shall have (i) only the duties and the non-executive powers vested to that person under the Company Law and the Statutes, and (ii) no casting vote at the OTE BoD, and the Parties shall procure that the Statutes will be amended accordingly.
5.3.2 The HR shall have the right to nominate the Chairman from the HR Directors and DT shall (i) exercise its voting rights at the relevant OTE GM so that such person nominated by the HR will first be elected as a Director, where the OTE GM elects the OTE BoD, and/or (ii) in all other cases, procure that the DT Directors, other than the Independent Director, will vote in favour of the election of such person as Chairman by the OTE BoD, provided, in each case, the procedure laid-down in Paragraph 5.3.3 will have been observed.
5.3.3 Each time (i) an OTE GM is convened to elect an OTE BoD or (ii) the OTE BoD is convened to elect the Chairman in case of revocation, resignation or otherwise vacancy of the position of the Chairman, as applicable, within ten (10) Business Days prior to the scheduled session of the OTE GM or the OTE BoD, as applicable, the HR Representative should send a HR Notice to the DT Representative setting out the name and the qualifications of the person proposed by HR as Chairman. Within two

(2) Business Days from receipt of the HR Notice, the DT Representative should send a DT Notice to the HR Representative indicating DT’s agreement or disagreement with the proposal of the HR, provided that if no such DT Notice is so sent, the proposal of the HR shall be deemed agreeable to DT. If DT disagrees with the proposal of the HR, in accordance with the previous sentence, within one (1) Business Day from receipt of the DT Notice, the HR Representative should send a further HR Notice to the DT Representative setting out the name and the qualifications of the new person proposed by HR. Within one (1) Business Day from receipt of the second HR Notice, DT Representative should send a DT Notice to the HR Representative indicating DT’s agreement or disagreement with the second proposal of the HR, provided that if no such second DT Notice is so sent, the second proposal of the HR shall be deemed agreeable to DT. If DT disagrees with the second proposal of the HR, in accordance with the previous sentence, within one (1) Business Day from receipt of the second DT Notice, the HR Representative should send a further HR Notice to the DT Representative setting out the name and the qualifications of the new person proposed by HR. Within one (1) Business Day from receipt of the third HR Notice, the DT Representative should send a DT Notice to the HR Representative indicating DT’s agreement or disagreement with the third proposal of the HR, provided that if no such third DT Notice is so sent, the third proposal of the HR shall be deemed agreeable to DT. If DT disagrees with the third proposal of the HR, in accordance with the previous sentence, the HR Representative and the DT Representative shall without delay consult each other for the purpose of reaching an agreement on the person nominated by the HR. If no agreement is reached within one (1) Business Day, the HR shall have the right to select one of the three persons previously proposed by it and such selection shall be binding upon DT.
5.4 Managing Director
5.4.1 The Managing Director should have the appropriate experience and qualifications commensurate with the role that he/she will be requested to fulfil and be fluent in Greek. The Managing Director shall have the duties and executive powers vested to the person holding such office under the Company Law and the Statutes at the date of this Agreement, unless the Parties agree otherwise.
5.4.2 DT shall have the right to nominate the Managing Director from the DT Directors and the HR shall (i) exercise its voting rights at the relevant OTE GM so that such person nominated by DT will first be elected as a Director, where the OTE GM elects the OTE BoD, and/or (ii) in all other cases, procure that the HR Directors, other than the Independent Director, will vote in favour of the election of such person as Managing Director by the OTE BoD, provided, in each case, the procedure laid-down in Paragraph 5.4.3 will have been observed.
5.4.3 Each time (i) an OTE GM is convened to elect an OTE BoD or (ii) the OTE BoD is convened to elect the Managing Director in case of revocation, resignation or otherwise vacancy of the position of the Managing Director, as applicable, within ten (10) Business Days prior to the scheduled session of the OTE GM or the OTE BoD, as applicable, the DT Representative should send a DT Notice to the HR Representative setting out the name and the qualifications of the person proposed by DT as Managing Director. Within two (2) Business Days from receipt of the DT Notice, the HR Representative should send a HR Notice to the DT Representative indicating HR’s agreement or disagreement with the proposal of DT, provided that if no such HR Notice is so sent, the proposal of DT shall be deemed agreeable to the

HR. If the HR disagrees with the proposal of DT, in accordance with the previous sentence, within one (1) Business Day from receipt of the DT Notice, the DT Representative should send a further DT Notice to the HR Representative setting out the name and the qualifications of the new person nominated by DT. Within one (1) Business Day from receipt of the second DT Notice, the HR Representative should send a HR Notice to the DT Representative indicating HR’s agreement or disagreement with the second proposal of DT, provided that if no such second HR Notice is so sent, the second proposal of DT shall be deemed agreeable to the HR. If the HR disagrees with the second proposal of DT, in accordance with the previous sentence, within one (1) Business Day from receipt of the second DT Notice, the DT Representative should send a further DT Notice to the HR Representative setting out the name and the qualifications of the new person nominated by DT. Within one (1) Business Day from receipt of the third DT Notice, the HR Representative should send a HR Notice to the DT Representative indicating the HR’s agreement or disagreement with the third proposal of DT, provided that if no such third HR Notice is so sent, the third proposal of DT shall be deemed agreeable to the HR. If the HR disagrees with the third proposal of DT, in accordance with the previous sentence, the HR Representative and the DT Representative shall without delay consult each other for the purpose of reaching an agreement on the person nominated by DT. If no agreement is reached within one (1) Business Day, DT shall have the right to select one of the three persons previously proposed by it and such selection shall be binding upon the HR.
5.5 Executive Committee
5.5.1 The Parties shall procure, that the Statutes will be amended as soon as possible after this Agreement and the Share Purchase Agreement have been ratified by the Greek Parliament to:
(a)	provide that a four-member executive committee may be established pursuant to a decision of the OTE BoD (the “Executive Committee”);

(b)	list all powers, duties, rights and competencies entrusted to the Executive Committee, which may be delegated pursuant to the decision of the OTE BoD establishing the Executive Committee and in respect of which the Executive Committee may decide in its capacity (the “Executive Committee Powers”); and

(c)	stipulate that any decision of the OTE BoD to:
(i)	change the powers, duties, rights and competencies entrusted to the Executive Committee; or

(ii)	override a decision of the Executive Committee taken in accordance with the Executive Committee Powers, shall require a majority of two thirds (2/3) of the Directors.
5.5.2 The Executive Committee shall be established by the OTE BoD at the written request of the Managing Director, and each Party shall have the right, exercisable by way of a Notice to the other Party, to select two (2) of the Directors nominated by it to be appointed as Executive Committee Members, whilst DT shall be entitled to select any of the two (2) Executive Committee Members nominated by it to be appointed as the Executive Committee Chairman. Each Party shall be entitled to revoke and replace any Executive Committee Member so nominated by it at any time, pursuant to the process described in the first sentence of this Paragraph 5.5.2.
5.5.3 The Parties shall procure through the Directors nominated by each of them, other than the Independent Director, that:
(a)	the decision of the OTE BoD establishing the Executive Committee will:
(i)	appoint the Executive Committee Members, including the Executive Committee Chairman, as contemplated in Paragraph 5.5.2;

(ii)	actually delegate all powers, duties, rights, responsibilities and competencies of the BoD to the Executive Committee, with the exception of (1) those which constitute Veto Rights, (2) those delegated to the Managing Director in accordance with Paragraph 5.4.1, (3) the constitution of the OTE BoD into a body corporate, (4) convocation of the OTE GM, (5) the appointment of Audit Committee Members, and (6) those other matters which are not capable of being delegated under mandatory Law; and

(iii)	provide that the decisions, including recommendations, of the Executive Committee will pass by simple majority, failing which the Executive Committee Chairman will have a casting vote;
(b)	with the exception of those decisions relating to a Veto Matter and matters concerning the constitution of the OTE BoD into a body corporate, convocation of the OTE GM and the appointment of Audit Committee Members, any other decision of the OTE BoD will be passed by the OTE BoD in accordance with the recommendation of the Executive Committee.
5.5.4. For the avoidance of doubt, the OTE BoD will only establish an Executive Committee through a decision thereof in accordance with the above where the offices of the Chairman and the Managing Director in the OTE BoD are held by different persons.
5.6 Audit Committee
The Parties agree that the provisions of Paragraph 4.6 shall apply.
Article 6
Corporate Governance — The HR holds less than 15% of the total voting rights in OTE
6.1 Scope
Article 6 shall apply for as long as the HR holds less than 15% of the total voting rights in OTE, without prejudice to Article 7 which prevails if DT holds less than 25% of the total voting rights in OTE.
6.2 OTE BoD
6.2.1 The OTE BoD shall consist of eleven (11) Directors, of whom two (2) will be Independent Directors. The HR shall have the right, exercisable by a HR Notice, to nominate and request the election of five (5) Directors, including one (1) Independent Director, and DT shall have the right, exercisable by a DT Notice, to nominate and request the election of the remaining six (6) Directors, provided that the Parties will have consulted each other in advance on any such nomination, without, however, being bound by the proposal of the other Party.

6.2.2 The OTE BoD shall have all duties, responsibilities, rights, powers and competencies as entrusted to it under the Statutes, the Company Law and other applicable legislation, subject to Paragraph 6.4, and be exclusively competent to take a decision on the Veto Matters, with the exception of those of the Veto Matters requiring a resolution of the OTE GM pursuant to the Company Law and the Statutes.
6.2.3 Decisions of the OTE BoD shall pass by simple quorum and majority, save as otherwise required under the Company Law and the Statutes, whilst decisions in respect of the Veto Matters shall require:
(a)	a quorum of at least eight (8) Directors and should such quorum not be achieved in a OTE BoD meeting, a new meeting shall be convened as soon as possible in which a quorum of six (6) Directors will be required; and

(b)	a positive vote of at least seven (7) Directors, where quorum of eight (8) Directors is required, or at least five (5) Directors, where quorum of six (6) Directors is required, in each case among whom at least two (2) of the HR Directors.
6.3 Chairman
The Parties agree that Paragraph 5.3 shall apply.
6.4 Managing Director
The Parties agree that the first sentence of Paragraph 5.4.1 and Paragraph 5.4.2 shall apply, save that the procedure set out in Paragraph 5.4.3 will not apply.
6.5 Executive Committee
In the circumstances contemplated in this Article 6, no Executive Committee will be established.
6.6 Audit Committee
The Parties agree that the provisions of Paragraph 4.6 shall apply.
Article 7
Corporate Governance — DT holds less than 25% of the total voting rights in OTE
7.1 Scope
Article 7 shall apply if DT holds less than 25% of the total voting rights in OTE irrespective of the percentage of voting rights that the HR holds in OTE, and the HR has elected not to terminate the Agreement according to Paragraph 18.4.2(b). The Parties agree that this Article 7 shall not apply during the three (3) month period referred to in Paragraph 18.4.2(a) but it will apply if the HR elected not to terminate this Agreement in accordance with Paragraph 18.4.2(a).
7.2 OTE BoD
7.2.1 The OTE BoD shall consist of eleven (11) Directors, of whom two (2) will be Independent Directors. The HR shall have the right, exercisable by a HR Notice, to nominate and request the election of six (6) Directors, including one (1) Independent Director, and DT shall have the right, exercisable by a DT Notice, to nominate and request the election of the remaining five (5) Directors, provided that the Parties will have consulted each other in advance on any such nomination, without, however, being bound by the proposal of the other Party.

7.2.2 The OTE BoD shall have all duties, responsibilities, rights, powers and competencies as entrusted to it under the Statutes, the Company Law and other applicable legislation, subject to Paragraph 7.3, and be exclusively competent to take a decision on all matters, with the exception of those requiring a resolution of the OTE GM pursuant to the Company Law and the Statutes.
7.2.3 Decisions of the OTE BoD shall pass by simple quorum and majority, save as otherwise required under the Company Law and the Statutes.
7.3 Chairman — Managing Director
7.3.1 The Parties agree that the HR will be entitled to nominate one person or different persons to hold the offices of the Chairman and Managing Director and DT shall have the obligations contemplated in Paragraph 5.3.2 and 5.4.2 with respect to the election of such person or persons in any of these offices. For the avoidance of doubt, the procedure described in Paragraphs 5.3.3 and 5.4.3 shall not apply for the selection of the Chairman and Managing Director, respectively. For the avoidance of doubt, in the event that HR nominated one person to become both the Managing Director and the Chairman, the casting vote, if any, granted to the Chairman pursuant to Paragraph 4.4.3 above shall nevertheless be abolished.
7.3.2 The Managing Director shall have the duties and powers contemplated in the last sentence of Paragraph 5.4.1. For the avoidance of doubt, the exception concerning the powers delegated to the Executive Committee mentioned in Paragraph 5.5 shall not apply to this case.
7.4 Executive Committee
In the circumstances contemplated in this Article 7, no Executive Committee will be established.
7.5 Audit Committee
The Parties agree that the provisions of Paragraph 4.6 shall apply.
PART C
Veto Right and Exercise of Voting Rights
Article 8
Exercise of Voting Rights
8.1 As a general principle, the Parties agree to exercise their voting rights, and shall procure that the entities the voting rights of which are taken into account for the respective Party according to Paragraph Article 1.2 (j) will, exercise their voting rights, at any OTE GM and procure that the Directors, other than the Independent Directors, will exercise their voting rights at the OTE BoD or the Executive Committee, as applicable, in a coordinated manner to implement the provisions of this Agreement.
8.2 Notwithstanding the general provision of Paragraph 8.1, the Parties specifically agree that:
(a)	where an Executive Committee has been established according to Paragraph 5.5, with the exception of the Veto Matters and all other matters in relation to which the HR is not obliged to vote or procure that the HR Directors, other than an Independent Director, will vote in a specific manner under this Agreement, the HR shall exercise its voting rights and procure that the HR

Directors, other than an Independent Director, shall exercise their voting rights as proposed by the Executive Committee;
(b)	in each case whereby the HR exercises the Veto Right in respect of any Veto Matter, DT shall exercise its voting rights and procure that the DT Directors — including the Managing Director -, other than an Independent Director, shall exercise their voting rights to give effect to the Veto Right, namely vote against the proposal in relation to which HR wishes to exercise its Veto Right; and

(c)	where the positions of the Managing Director and the Chairman of the OTE BoD are held by the same person in accordance with Article 4, HR and DT shall exercise their votes at their own discretion.
8.3 In order to achieve the coordination of their respective voting rights at any OTE GM, the Parties shall observe the following procedures:
(a)	The Representatives shall meet at least two (2) Business Days in advance of any OTE GM to consult and discuss in good faith the manner of exercise of the voting rights held by the Parties.

(b)	The Representatives or any other person designated by each Representative shall be given a proxy to exercise the voting rights held by each Party.

(c)	The Representatives shall instruct the proxy holders to exercise the voting rights as agreed in the consultations between the Representatives.

(d)	In any case at the OTE GM level:
(i)	the HR shall exercise its voting rights as proposed by DT, except from the Veto Matters or matters upon which, pursuant to the terms of this Agreement, HR may vote upon its discretion (e.g. nomination of HR Directors); and

(ii)	concerning Veto Matters, DT shall exercise its voting rights in accordance with HR’s vote, namely vote against the proposal in relation to which HR wishes to exercise its Veto Right.
Article 9
Veto Right — Veto Matters
9.1 General
The HR shall have a Veto Right in relation to each Veto Matter exercisable as follows:
(a)	In respect of a Veto Matter requiring a decision of the OTE BoD or the Executive Committee, the relevant decision shall pass only if at least two (2) of the HR Directors vote in favour thereof.

(b)	In respect of a Veto Matter requiring a decision of the OTE GM, DT shall vote against the proposal in relation to which HR wishes to exercise its Veto Right.
9.2 Law 3631/2008
9.2.1 All matters falling within the scope of paragraph 3 of article 11 of Law 3631/2008 and relate to OTE and any OTE Group Company, as the case may be, shall constitute Veto Matters.

9.2.2 The Veto Right in respect of the Veto Matters referred to in Paragraph 9.2.1 shall apply (i) for as long as the HR holds at least 5% of the total voting rights in OTE, and (ii) regardless of whether paragraph 3 of article 11 of Law 3631/2008, as currently in force, remains in force or not.
9.3 Corporate Matters
9.3.1 All corporate matters set out below shall constitute Veto Matters:
(a)	Approval of the Financial Statements of OTE for submission to an OTE GM.

(b)	any matter falling within the scope of paragraph 3 of article 29 of the Company Law and relating to OTE, as well as a change in the scope of the OTE Group Companies, as described in their respective articles of association, beyond the scope of activities of the OTE Group. Such Veto Right shall apply to those OTE Group Companies only which are engaged in core electronic communication services (including land-line operations, mobile telephony and internet) and, for the avoidance of doubt, Cosmote and its direct and indirect operating Subsidiaries, other than the Subsidiaries of Cosmote in FYROM and Montenegro. No Veto Right shall exist for any future expansion of the scope of any OTE Group Company by the introduction of new services or products. No Veto Right shall further exist for changes in the scope by reorganisation of the allocation of acitivities within the OTE Group, if the relevant activities remain within the OTE Group under the direct or indirect control of OTE. With respect to a possible veto on any direct or indirect transfer of assets outside the OTE Group, Paragraph 9.4.1(a) shall exclusively apply.

(c)	Any change in the registered seat and the primary headquarters of OTE in Greece.

(d)	At the level of OTE or any OTE Group Company which is not wholly owned by OTE, the distribution of any type of extraordinary dividend or approval of share buybacks, that each would result in a pro forma Net Debt over trailing twelve (12) months EBITDA of more than 1.75x.

(e)	At the level of OTE or any OTE Group Company which is not wholly owned by OTE, the distribution of interim dividends.

(f)	The (1) issue of new external financial debt in whatever form (excluding any intragroup debt between any DT Group Company and any OTE Group Company which (financial debt) falls within the scope of Paragraph 9.4.1 (d), which individually or on a net (of repayments) aggregate basis exceeds OTE’s total financial indebtedness, as set out in the Company’s interim Financial Statements as at 31 March 2008, by an amount of five hundred million (500.000.000) Euro at any point in time, or (2) issue of any financial debt convertible into OTE Shares or exchangeable for treasury OTE Shares or for shares in any OTE Group Company, irrespective of the amount of such debt. For the avoidance of doubt, nothing herein shall be construed as an obligation of either Party to finance the OTE Group;

(g)	Any changes in the powers vested upon the Managing Director, in the circumstances described in Articles 4 and 5.

(h)	Any changes in the powers vested in the Executive Committee, pursuant to Paragraph 5.5.

(j)	A change of the primary listing jurisdiction (i.e. Greece) of the OTE Shares.
9.3.2 The Veto Right in respect of the Veto Matters referred to in (i) subparagraphs (a), (b), (c) and (f) of Paragraph 9.3.1 shall apply for as long as the HR holds at least 5% of the total voting rights in OTE, whilst (ii) all other subparagraphs of Paragraph 9.3.1 shall apply for as long as the HR holds at least 10% of the total voting rights in OTE.
9.4 Business Matters
9.4.1 All business related matters set out below shall constitute Veto Matters:
(a)	One or more disposals or acquisitions by OTE and/or any OTE Group Company of which the value, whether individually or in aggregate within the twelve (12) months preceding the date on which such disposal or acquisition is proposed to the OTE BoD or the OTE GM, as applicable, is at least equal to 20% of (i) OTE’s total assets (excluding goodwill) or (ii) OTE’s total amount of revenues, whichever of (i) or (ii) is reached first, as the value of such assets or amount of revenues (on an annual basis) is set out in the most recent Financial Statements of the Company. For the purposes of this Paragraph 9.4.1(a) mergers, corporate transformations, spin-offs, splits (diaspassi), in each case effectuated at the level of any OTE Group Company, as a result of which a certain portion of the business of the OTE Group which exceeds the aforementioned threshold is transferred to or acquired by any OTE Group Company from a third party shall also be deemed a disposal or acquisition.

(b)	Any change in the company name of (i) “OTE”, and (ii) of an OTE Group Company, to the extent that, in this latter case, such name includes the word or component “ote”.

(c)	Any change in the brandings of OTE or any OTE Group Company for a period of twenty four (24) months from the Effective Date.

(d)	In order to protect OTE Group from entering into intercompany transactions with DT Group which could be deemed unfavourable to OTE Group and subject always to the requirements set out in article 23a of the Company Law, the entering into any related party transactions between the companies belonging to the DT Group and companies of the OTE Group above thirty million (30.000.000) Euro adjusted by the average yearly inflation rate (with reference to OECD price index relevant for Greece). Without prejudice to the provisions of Section 9.4.3(b) below, in relation to intra group debt in whatever form granted from the DT Group to the OTE Group, to the extent that DT demonstrates that the financial terms and conditions offered by DT are equal to or better than the financial terms and conditions offered by a third party, such intra group debt will not be subject to aforementioned related party transactions Veto Right under this Agreement.
9.4.2 The Veto Right in respect of the Veto Matters referred to in (i) subparagraphs (b), (c) and (d) of Paragraph 9.4.1 shall apply for as long as the HR holds at least 5% of the total voting rights in OTE, whilst (ii) subparagraph (a) of Paragraph 9.4.1 shall apply for as long as the HR holds at least 10% of the total voting rights in OTE.
9.4.3 Without prejudice to the provisions of Paragraphs 9.4.1 and 9.4.2, the Parties specifically agree as follows:

(a)	In respect of:
(i)	one or more disposals or acquisitions by OTE and/or any OTE Group Company of which the value, whether individually or in aggregate within the twelve (12) months preceding the date on which such disposal or acquisition is proposed to the OTE BoD or the OTE GM, as applicable, ranges between 5% and up to 20% of (1) OTE’s total assets (excluding goodwill) or (2) OTE’s total amount of revenues, whichever of (1) or (2) is reached first, as the value of such assets or amount of revenues (on an annual basis) is set out in the most recent Financial Statements of the Company; and

(ii)	any change in the brandings of OTE or any OTE Group Company after the end of the time referred to in subparagraph (c) of Paragraph 9.4.1, the Representatives shall consult each other for a period of up to ten (10) Business Days with the aim to reach an agreement on the relevant matter, failing which the HR shall not have a Veto Right in relation to any such matter.

(b)	Without prejudice to the provisions of subparagraph (f) of Paragraph 9.3.1, any form of borrowing granted to the OTE Group by the DT Group shall not be subject to a Veto Right, but only to the extent that DT, acting through the DT Representative, demonstrates to the HR, acting through the HR Representative, that the terms and conditions offered by DT for such borrowing, taken as a whole, are equal or better than those that may be made available to the Company by third party providers.
PART D
Share Transfers
Article 10
Standstill
10.1 During the Standstill Period, DT shall not, and shall procure that any member of the DT Group will not, unless required so by the applicable legislation, without the HR’s consent acquire voting rights in OTE, through the purchase of OTE Shares or otherwise, such that DT’s total voting rights in OTE (excluding for the avoidance of doubt, any voting rights held by the HR and subjected to this Agreement) would exceed 25% plus one (1) of the total voting rights in OTE. The prohibition of the preceding sentence shall not apply to the acquisition of voting rights resulting from the exercise of (i) the Put Options, (ii) the DT Right of First Refusal or (iii) the rights under Article 10.2 below.
10.2 DT shall have the right to participate pro-rata in any equity or hybrid equity offerings by OTE. Such right shall not result in an increase of the percentage of DT’s voting rights in OTE above the percentage of voting rights it holds at the time of any such equity or hybrid equity offerings is approved by the OTE BoD or the OTE GM, as applicable, without the consent of HR.
10.3 The prohibitions set out in Paragraph 10.1 shall cease to apply if, at any time during the Standstill Period, the percentage of the HR’s voting rights in OTE falls below 20%, provided that the aggregate holding of the HR and DT in OTE shall not exceed 60% of the total voting rights in OTE until the end of the Standstill Period or such lower percentage that may be necessary to ensure the appropriate level of liquidity for the trading of the OTE Shares, as required by the Exchange.
Article 11
Lock-up
11.1 During the Standstill Period, DT shall not, and shall procure that any member of the DT Group will not, without the HR’s written consent, Transfer or Encumber OTE Shares held by DT or any member of the DT Group, as the case may be, to any person, including any other member of the DT Group.
11.2 During the Term, no disposal of or the creation of an Encumbrance over any voting rights in OTE held by a Party or, with respect to DT, any other member of the DT Group, shall be permitted, including disposals among or Encumbrances to members of the DT Group or entities controlled by the HR, in each case without the written consent of the other Party. For the avoidance of doubt, the present Paragraph does not apply to Transfer of voting rights as a result of a Transfer of OTE Shares.
Article 12
HR Right of First Refusal
12.1 If DT intends to Transfer and is willing to enter into an agreement with one or more third parties to Transfer any OTE Shares or pre-emption rights for new shares held by it or any other member of the DT Group, as the case may be, (a “Transfer Agreement”), the HR shall have the right to acquire or designate in writing another person to acquire such OTE Shares on the terms and conditions set forth in the Transfer Agreement (the “HR Right of First Refusal”), except in relation to the Transfer price if the HR can demonstrate that the price under the Transfer Agreement is higher than the price a bona fide acquirer of OTE Shares would have offered, in which case such bona fide third party price shall prevail. In the agreements underlying the acquisition of OTE Shares as a result of the exercise of the HR Right of First Refusal, DT shall warrant that it has free and unencumbered title to the OTE Shares to be transferred; the completion of the Transfer as a result of the exercise of the HR Right of First Refusal shall be subject to all necessary regulatory approvals having been obtained, if any.
12.2 DT shall inform the HR by a DT Notice accompanied by a certified copy of the Transfer Agreement including all agreements ancillary thereto, if already available, or otherwise a summary of the key commercial terms and conditions of the intended Transfer. If the HR Right of First Refusal is not exercised by the HR or its designee pursuant to a HR Notice to DT within 60 Business Days from receipt of the DT Notice, DT may consummate the Transfer Agreement as notified to the HR, provided that such consummation shall require the prior approval of the HR, which approval shall not be withheld save if based on the criteria set out in paragraph 2 of article 11 of Law 3631/2008, irrespective of whether such law will be in force at the time of such consummation.
12.3 For the avoidance of doubt, should DT not consummate the Transfer Agreement as notified to the HR, the HR Right of First Refusal shall continue to apply with respect to the OTE Shares and pre-emption rights which were subject to the Transfer Agreement in addition to any other OTE Shares held by DT or any other member of the DT Group, as the case may be.

12.4 In the case of a contemplated publicly marketed equity offering or any other on market sale, other than block trades (each an “Offering”) by DT or any other member of the DT Group, as the case may be, the OTE Shares or the pre-emption rights, as applicable, to be offered to the market shall first be offered to the HR based on the same terms and conditions as in the contemplated Offering, except for the price, which shall correspond to, as far as OTE Shares are concerned, the volume weighted twenty day average closing price (the “VWAP”) for OTE Shares quoted on the Exchange on the day the HR is notified by DT of its intention to proceed with an Offering of OTE Shares pursuant to a DT Notice (the “Additional HR Right of First Refusal”), except where a Decision 35 Event occurs triggering an adjustment to the market price of OTE Shares in accordance with Decision 35, in which case the Parties agree that such adjustment shall be taken into account to calculate the price for the Additional HR Right of First Refusal. If such DT Notice is given within twenty days of a dividend being paid by OTE and thus the OTE Shares becoming ex-dividend in the process, for the purposes of calculating an average, the prices for the OTE Shares shall be calculated on a cum-dividend basis for the entire VWAP period, in case the majority of the days of the relevant VWAP period fell in a time when the OTE Shares had been cum-dividend, and on an ex-dividend basis for entire VWAP period in all other cases. In the agreements underlying the acquisition of OTE Shares as a result of the exercise of the Additional HR Right of First Refusal, DT shall warrant that it has free and unencumbered title to the OTE Shares to be sold; the completion of the acquisition of OTE Shares as a result of the exercise of the Additional HR Right of First Refusal shall be subject to all necessary regulatory approvals having been obtained, if any. Should the HR not have notified DT of its intention to exercise the Additional HR Right of First Refusal within thirty (30) Business Days after having received the relevant DT Notice, DT shall be entitled to complete the Offering at the terms and conditions notified to the HR within a period of three (3) months, failing which the HR Right of First Refusal and the Additional HR Right of First Refusal shall continue to apply with respect to the OTE Shares which were not sold in the Offering.
12.5 In case DT intends to proceed with an Offering of pre-emption rights, it shall send a DT Notice to the HR by one (1) Business Day prior to the commencement of such rights trading period. If the HR responds that it intends to exercise the Additional Right of First Refusal in respect of the pre-emption rights by the fifth (5) day of such rights trading period, the price at which these rights will be offered to the HR shall be the average closing price for such rights during the first five (5) days of their trading period. Should the HR notify DT of its intention to exercise the Additional HR Right of First Refusal in respect of the pre-emption rights within the time period set out in the previous sentence, it shall acquire such rights on the last day of their trading. Should the HR not so notify DT of its intention to exercise the Additional HR Right of First Refusal in respect of the pre-emption right, DT shall be entitled to complete the Offering of such rights at the terms and conditions notified to the HR by the end of such rights trading period.
Article 13
The DT Right of First Refusal
13.1 Without prejudice to the Put Options, if the HR intends to Transfer and is willing to enter into an agreement with one or more third parties to Transfer any OTE Shares or pre-emption rights for new shares held by it (a “Transfer Agreement”), DT shall have the right to acquire or designate in writing another member of the DT Group to acquire such OTE Shares on the terms and conditions set forth in the Transfer Agreement (the “DT Right of First Refusal”), except in relation to the Transfer price if DT can demonstrate that the price under the Transfer Agreement is higher than the price a bona fide acquirer of OTE Shares would have offered, in which case such bona fide third party price shall prevail. In the agreements underlying the acquisition of OTE Shares as a result of the exercise of the DT Right of First Refusal, the HR shall warrant that it has free and unencumbered title to the OTE Shares to be transferred; the completion of the Transfer as a result of the exercise of the DT Right of First Refusal shall be subject to all necessary regulatory approvals having been obtained, if any.
13.2 The HR shall inform DT by a HR Notice accompanied by a certified copy of the Transfer Agreement including all agreements ancillary thereto, if already available, or otherwise a summary of the key commercial terms and conditions of the intended Transfer. If the DT Right of First Refusal is not exercised by DT or its designee pursuant to a DT Notice to HR within 60 Business Days from receipt of the HR Notice, the HR may consummate the Transfer Agreement as notified to DT.
13.3 For the avoidance of doubt, should the HR not consummate the Transfer Agreement as notified to DT, the DT Right of First Refusal shall continue to apply with respect to the OTE Shares and pre-emption rights which were subject to the Transfer Agreement in addition to any other OTE Shares held by the HR.
13.4 In the case of an Offering of OTE Shares by the HR, the OTE Shares to be offered to the market shall first be offered to DT based on the same terms and conditions as in the contemplated Offering, except for the price, which shall correspond to the volume weighted twenty day VWAP for OTE Shares quoted on the Exchange on the day DT is notified by the HR of such intention pursuant to a HR Notice (the “Additional DT Right of First Refusal”) except where a Decision 35 Event occurs triggering an adjustment to the market price of OTE Shares in accordance with Decision 35, in which case the Parties agree that such adjustment shall be taken into account to calculate the price for the Additional DT Right of First Refusal. If such HR Notice is given within twenty days of a dividend being paid by OTE and thus the OTE Shares becoming ex-dividend in the process, for the purposes of calculating an average, the prices for the OTE Shares shall be calculated on a cum-dividend basis for the entire 20 VWAP period in case the majority of the days of the relevant VWAP period fell in a time when the OTE Shares had been cum-dividend, and on ex-dividend basis for entire 20 VWAP period in all other cases. In the agreements underlying the acquisition of OTE Shares as a result of the exercise of the Additional DT Right of First Refusal, the HR shall warrant that it has free and unencumbered title to the OTE Shares to be sold; the completion of the acquisition of OTE Shares as a result of the exercise of the Additional DT Right of First Refusal shall be subject to all necessary regulatory approvals having been obtained, if any. Should DT not have notified the HR of its intention to exercise the Additional DT Right of First Refusal within thirty (30) Business Days after having received the relevant HR Notice, the HR shall be entitled to complete the Offering at the terms and conditions notified to DT within three (3) months, failing which the DT Right of First Refusal and the Additional DT Right of First Refusal shall continue to apply with respect to the OTE Shares which were not sold in the Offering.
13.5 In case the HR intends to proceed with an Offering of pre-emption rights, it shall send a HR Notice to the DT by one (1) Business Day prior to the commencement of such rights trading period. If DT responds that it intends to exercise the Additional Right of First Refusal in respect of the pre-emption rights by the fifth (5) day of such rights trading period, the price at which these rights will be offered to DT shall be the average closing price for such rights during the first five (5) days of their trading period. Should DT notify the HR of its intention to exercise the Additional DT Right of First Refusal in respect of the pre-emption rights within the time period set out in the previous sentence, it shall acquire such rights on the last day of their trading. Should DT not so notify the HR of its intention to exercise the Additional DT Right of First Refusal in respect of the pre-emption right, the HR shall be entitled to complete the Offering of such rights at the terms and conditions notified to DT by the end of such rights trading period.
Article 14
Change of Control In DT
14.1 The HR shall have the right to require DT to sell to the HR or any other person designated by the HR all OTE Shares held by DT or any other member of the DT Group, as the case may be, in the event that there is a Change Of Control In DT, provided that the person acquiring such control does not meet the requirements equivalent to those set forth in article 11, paragraph 2 of Law 3631/2008, it being agreed upon that an electronic communications operator of similar size and standing as DT which is established in the European Union or the U.S.A. or is ultimately owned by persons who are nationals or citizens of, or incorporated in, the European Union or the U.S.A. shall be deemed to meet such requirements.
14.2 The right to acquire the OTE Shares pursuant to Paragraph 14.1 may only be exercised by the HR or its designee pursuant to a HR Notice to DT within ten (10) Business Days following receipt of a DT Notice in connection with the Change Of Control In DT.
14.3 The price at which the HR or its designee shall be entitled to purchase the OTE Shares in such case shall be the twenty day VWAP for OTE Shares quoted on the Exchange on the day of the occurrence of the Change Of Control In DT.
14.4 In the agreements underlying the acquisition of OTE Shares as a result of the Change Of Control In DT, DT shall warrant that it holds free title to the OTE Shares. To the extent such OTE Shares are Encumbered, DT shall be entitled to repay the secured debt with the proceeds of the sale in order to deliver the OTE Shares free from such Encumbrance. The completion of the acquisition of OTE Shares as a result of the occurrence of the Change Of Control In DT shall be subject to all necessary regulatory approvals having been obtained, if any.
14.5 This Article 14 shall survive for one (1) year after the termination or expiry of the Agreement and be independent of the percentage of the HR’s voting rights in OTE.
PART E
Other Arrangements
Article 15
Human Resources
15.1 Subject to the applicable legislation, for all Employee matters falling outside the scope of article 12 of the Statutes and having a collective effect on the Employees, including but not limited to, voluntary retirement programs or redundancy programs, a prior consultation process on the basis of a full and detailed proposal by the Managing Director involving two (2) representatives of the Employees, two (2) HR Directors and two (2) DT Directors (including the Managing Director who will coordinate the consultation process) shall be required for a period of fifteen (15) Business Days with the aim to reach a mutually acceptable agreement on such proposal.
15.2 If such consultation process does not result to an acceptable proposal, an amended proposal shall be prepared by the Managing Director and a new consultation process involving the same parties as in the first consultation process will be initiated by the Managing Director. If, within ten (10) Business Days, the participants in such second consultation process fail to reach a mutually acceptable agreement, the matter will be finally decided either by the OTE BoD, in the circumstances contemplated in Articles 4, 6 and 7, or by the Executive Committee, in the circumstances contemplated in Article 5, unless otherwise prescribed by law.
Article 16
Governance of OTE Group Companies
16.1 The Parties shall procure that the board of directors of the OTE Group Companies shall comprise at least two (2) members, where are at least five board members are elected and one member in all other cases, who will be appointed or elected, as applicable, upon nomination by the HR following consultation with DT, provided OTE shall have the right to appoint or elect the majority thereof. In the event that, under the contractual commitments of OTE in respect of the governance of any OTE Group Company in force at the Effective Date, DT is restricted from implementing the arrangements contemplated in this Paragraph 16.1, DT shall use its reasonable efforts to so do in a manner consistent with this provision.
16.2 The Parties acknowledge that the Veto Rights shall not be circumvented by any decision taken at the level of OTE Group Companies and agree that the following of the Veto Rights shall also apply to OTE Group Companies where and to the extent specified in Sections 9.2, 9.3.1 (b), 9.3.1 (d), 9.3.1 (e), 9.3.1 (f), 9.4.1 (c) and 9.4.1 (d).
Article 17
Undertakings
17.1 Listing on the Exchange
DT undertakes to abstain from any action that results in the delisting of the OTE Shares from the Exchange throughout the Term, unless required under the applicable legislation.
17.2 Non-Competition
17.2.1 DT undertakes throughout the Term not to engage in any activity which would, directly or indirectly, compete with or result in competition with the OTE Business in the Specified Territories. In particular, neither DT nor any other member of the DT Group shall establish or acquire, or acquire shares in, any business or business undertaking which would, directly or indirectly, compete with the OTE Business. This Paragraph 17.2 shall not apply to the international wholesale business, including bilateral agreements for the termination of international telecommunication traffic in any of the Specified Territories. Paragraph 17.2.2 shall apply mutatis mutandis.
17.2.2 Nothing in this Paragraph 17.2 shall preclude members of the DT Group from (i) fulfilling contracts existing as of the signing of this Agreement; and (ii) from providing services to multinational customers in the Specified Territories if the primary contractor is located outside of the Specified Territories and (1) the portion of the services provided in the Specified Territories is less than 35% of the total contract value, or (2) unless specifically requested otherwise by the customer, OTE Group, has been given the opportunity, to the extent legally possible, to make a competing offer on conditions at least as favorable as a local operator.
17.2.3 For the avoidance of doubt, the undertaking contained in Paragraph 17.2.1 shall not apply to DT’s existing operations in FYROM and Montenegro.
17.2.4 The non-compete under Paragraph 17.2 shall not apply with respect to competing businesses which are not material. For the purpose of this Paragraph 17.2, such competing business shall be deemed material if the revenues of the competing business in a Specified Territory, as derived from the last published annual accounts of such business, exceed thirty million (30.000.000) Euro in countries where OTE Group’s revenues at the date of this Agreement exceed two hundred and fifty million (250.000.000) Euro, and twenty five million (25.000.000) Euro in all other cases.
17.2.5 In case of non-compliance with the non-compete provisions set out in Paragraph 17.2.1 above DT shall consult with HR in good faith regarding any remedial action that needs to be taken and implement such action within six (6) months starting with the receipt by DT of HR’s written request. If following the expiration of such six (6) months period compliance with the provisions set out in this Paragraph 17.2 has not been achieved, the HR may require DT to divest of the non-competing business to the extent necessary to ensure compliance with the provisions set out in this Paragraph 17.2.
17.2.6 For the avoidance of doubt, this Paragraph 17.2 shall apply for as long as the HR holds at least 5% of the total voting shares in OTE.
17.3 Universal Services
The Parties agree that OTE shall continue to offer “universal services” (as defined in the Electronic Communications Law) for as long as is required to do so by EETT, pursuant to the Electronic Communications Law.
17.4 National Security
The Parties agree that OTE will comply with HR’s requirements in terms of national defence and security in accordance with the applicable legislation.
17.5 Information
HR shall use its best efforts to procure that DT will be given access to appropriate information about OTE and OTE Group in form and in accordance with a procedure compliant with applicable legislation.
17.6 Regulatory
17.6.1 The Parties shall use their best efforts to obtain the necessary regulatory approvals referred to in Paragraphs 18.1.2 and 18.1.3 for the Share Purchase

Agreement and this Agreement as soon as possible after the date hereof. The Parties shall procure that any regulatory filings necessary for the implementation of the transactions contemplated herein shall be made without undue delay, but in any event no later than 20 Business Days following the signing of this Agreement, provided that DT has been supplied with all necessary information from the Company on a timely basis. Any filing relating to regulatory approvals shall be made by DT, in consultation with the HR.
17.6.2 In order to obtain the necessary regulatory approvals required under relevant laws for the Share Purchase Agreement and this Agreement, the Parties shall (i) reasonably cooperate in all respects in the preparation of any filing or notification and in connection with any submission, investigation or inquiry, (ii) supply to any competent Authority as promptly as practicable any additional information requested pursuant to any applicable laws and take all other procedural actions required in order to obtain any necessary approval or to cause any applicable waiting periods to commence and expire, (iii) promptly provide each other with copies of any written communication received or sent (or written summaries of any non-written communication) in connection with any proceeding and (iv) give each other and their respective advisors the opportunity to participate in all meetings and conferences with any competent Authority.
PART F
Conditions — Termination
Article 18
Conditions
18.1 Conditions precedent
This Agreement, with the exception of Paragraphs 4.3.3, 5.5.1, 10.1, 17.5, 17.6, 18.1.1, second sentence, 18.2, 18.3, Articles 19, 20, 21, 22, 23, 24, 25, 26, 27 and 28 (which shall be effective as of the date of the signing of this Agreement), shall become effective after the following conditions precedent (the “Conditions Precedent”) have been satisfied:
18.1.1 The ratification of this Agreement and the Share Purchase Agreement by the Greek Parliament pursuant to a law. The HR shall submit the present Agreement and the Share Purchase Agreement for ratification to the Hellenic Parliament. For the avoidance of doubt, this Condition Precedent shall be satisfied on the ratification day and not on the date of publication of the requisite ratification law in the official government gazette of the HR.
18.1.2 The European Commission and, if and to the extent necessary, any non-EU competition authorities — excluding local competition Authorities in jurisdictions where OTE’s revenues according to its latest published Financial Statements, are less than one hundred and fifty million (150.000.000) Euro — have cleared or be deemed to have cleared the arrangements between the Parties set forth herein. Nothing in this Paragraph 18.1.2 shall be construed as obliging a Party to infringe any applicable law.
18.1.3 All other approvals by regulatory Authorities where required under local law.
18.1.4 DT has acquired the Sale Shares pursuant to the Share Purchase Agreement.
18.2 Obligations with respect to Conditions Precedent

18.2.1 The Parties shall inform each other without undue delay in each case as soon as any Condition Precedent has been satisfied or in case the potential non-satisfaction is imminent. The HR shall inform DT without undue delay if the Condition Precedent set out in Paragraph 18.1.1 has not been satisfied.
18.2.2 The Parties hereby undertake to use their best efforts and to act in good faith to cause the Conditions Precedent to be satisfied as soon as possible after the date hereof.
18.3 Consequences of non-satisfaction of Conditions Precedent
18.3.1 Each Party shall have the right to rescind this Agreement by Notice to the other Party if the Condition Precedent set out in Paragraph 18.1.1 has not been satisfied by 31 December 2008.
18.3.2 In case this Agreement is rescinded in accordance with Article 18.3.1, no Party shall have no liability towards the other Party, except that Articles 19, 20, 21, 24, 25, 27 and 28, as well as Article 26.1 shall remain in full force and effect. The termination of this agreement shall not release any person from any liability which at the time of termination has already accrued to another person or which thereafter may accrue in respect of any act or omission prior to such termination.
18.4 Term and Termination
18.4.1 This Agreement shall become effective on the Effective Date and remain in force for as long as the HR holds at least 5% of the total voting rights in OTE (the “Term”).
18.4.2 If DT holds less than 25% of the total voting rights in OTE:
(a)	as a result of any corporate action taken by OTE prior to the Effective Date, the HR shall have the right to rescind this Agreement by Notice to DT, if DT does not, within a period of three (3) months after its stake in OTE’s voting rights having fallen below 25%, acquire such additional voting rights which would result in DT’s stake in OTE’s voting rights being at least equal to 25%, which rescission may only be declared within three (3) months following the expiration of the aforementioned three-months-period; and

(b)	in all other cases where (a) does not apply, the HR shall have the right to terminate the Agreement by Notice to DT at any time.
18.4.3 The termination of this Agreement shall not release a Party from any liability which at the time of termination has already accrued to another Party or which thereafter may accrue in respect of any act or omission prior to such termination.
PART G
Final Provisions
Article 19
Announcements
A Party shall not make any public announcement or issue any circular relating to this Agreement and the Purchase Agreement or any ancillary matter after the date hereof, without the Parties having consulted each other and provided that the Parties will have duly considered any comments made by the other Party. This Article 19 shall not prevent a Party from making any announcement or issue or release any press release or circular required by any applicable legislation, but the Party with an obligation to make an announcement or issue a circular shall consult with the other Party so far as is reasonably practicable before complying with such obligation.
Article 20
Notices — Service of Process
20.1 Any Notice in connection with this Agreement or with any Proceedings shall be in writing and may be delivered or sent by first class registered mail or facsimile or e-mail to the relevant Party at its address or facsimile number and e-mail address specified below or at such other address as either Party may have notified to the other Party five (5) Business Days prior to any change of contact details in accordance with this Paragraph 20.1, and marked “IMPORTANT LEGAL NOTICE”.
(a)	The contact details of the HR are:
Ministry of Economy and Finance
General Accounting Office
Directorate 25th - Department C’
37 Panepistimiou Str.
Athens 101 65
Tel.: 210 - 33 38 910, 210 33 38 975
Fax: 210 - 33 38 959
email: d25@mof-glk.gr
Attention of: Director
with a copy to:
Ministry of Economy and Finance
Special Secretariat for Privatization
8 Karagiorgi Servias Str.
Athens 101 84
Tel: 210 - 33 75 736
Fax: 210 - 33 75 917
email: ega@mnec.gr
Attention of: Special Secretary for Privatization

(b)	The contact details of DT are:
DEUTSCHE TELEKOM AG
Address: Friedrich-Ebert-Allee 140, 53113 Bonn, Germany
Tel: +49 228 181 850000
Fax: +49 228 181 85111
E-mail: kevin.copp@telekom.de
Attention: Mr Kevin Copp
with a copy to:
Freshfields Bruckhaus Deringer,
Attn.: Mr Michael Haidinger
20.2 Any Notice shall be deemed to have been served:
(a)	if delivered, at the date of delivery where it is delivered before 13.00 on a Business Day and, in any other case, at 10.00 on the Business Day following delivery; or

(b)	if posted, on the date of receipt where it is received before 15.00 on a Business Day and, in any other case, at 10.00 on the Business Day following receipt; or

(c)	if sent by facsimile or e-mail, on the date of transmission, where it is transmitted before 13.00 on a Business Day, and, in any other case, at 10.00 on the Business Day following the date of transmission, provided received in legible form.
20.3 In proving service of a Notice it shall be sufficient to prove that delivery was made or that the envelope containing the Notice was properly addressed and received or that the facsimile or e-mail was properly addressed and transmitted and received in legible form, as the case may be, in each case at the address, facsimile number or e-mail address referred to in Paragraph 20.1.
Article 21
Amendment, Variation and Waiver
No amendment, variation or waiver of this Agreement or any provision hereof shall be effective unless it is in writing and duly signed by or on behalf of each Party.
Article 22
Entire Agreement
This Agreement contains the entire agreement between the Parties relating to the subject hereof and supersedes all previous arrangements of any kind between the Parties relating to the same matter.
Article 23
Language
This Agreement has been executed in the English language and all Notices between the Parties shall be in the English language.
Article 24
Assignment
This Agreement is personal to the Parties and the rights and obligations of any of the Parties may not be assigned or otherwise transferred without the prior written consent of the other Party.

Article 25
Miscellaneous
25.1 Each Party shall bear its own costs and expenses in connection with the preparation, execution and consummation of this Agreement, including, without limitation, any and all professional fees and charges of its advisors, taking into account article 10 of Law 3049/2002.
25.2 No failure of any Party to exercise, and no delay by it in exercising, any right, power or remedy in connection with this Agreement (each a “Right”) shall operate as a waiver of that Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of that Right or the exercise of any other Right. Any express waiver of any breach of this Agreement shall not be deemed to be a waiver of any subsequent breach.
25.3 Should any provision of this Agreement be or become invalid, ineffective or unenforceable as a whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and the purpose of such invalid, ineffective or unenforceable provision as regards subject-matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this Agreement.
25.4 Each Party undertakes to the other to discharge in good faith all of its obligations in strict compliance with each, every and all the terms and provisions contained in this Agreement.
Article 26
Confidentiality
26.1 The Parties shall use all reasonable endeavours to keep confidential and to ensure that their respective officers, employees, agents and professional and other advisers keep confidential any information and material (the “Confidential Information”) relating to the Transactions, this Agreement and any agreement or arrangement entered into pursuant hereto (the “Confidential Information”).
26.2 The Parties understand that full disclosure of the contents of this Agreement and relevant information including Confidential Information shall be required, for the purposes of the ratification of this Agreement and the Shareholders’ Agreement by the Greek Parliament.
26.3 Save as provided below, no Party may use for its own business or other purposes or disclose to any third party any Confidential Information without the consent of the other Party. This Article 26 shall not apply to:
(a)	information which is or becomes publicly available (otherwise than as a result of a breach of this Article 26);

(b)	information which is independently developed by the relevant Party at the date hereof or acquired from a third party, to the extent that it is acquired with the right to disclose it;

(c)	information which was lawfully in the possession of the relevant Party at the date hereof free of any restriction on disclosure;
(d)	information which, following disclosure under this Article 26, becomes available to the relevant Party from a source other than another Party which is not bound by any obligation of confidentiality in relation to such information;

(e)	the disclosure by a Party of Confidential Information to its directors, agents or employees, as the case may be, who/which need to know that Confidential Information in the reasonable opinion of such Party for purposes relating to this Agreement but the above persons shall not use that Confidential Information for any other purpose;

(f)	the disclosure of Confidential Information to the extent required to be disclosed by law or any court of competent jurisdiction, or any binding judgement, order or requirement of any competent Authority for the purposes of obtaining any Consent or otherwise, following consultation with the other Party;

(g)	the disclosure of Confidential Information to any Tax Authority to the extent reasonably required for the purposes of the tax affairs of the Party concerned or any member of its group;

(h)	the disclosure to a Party’s professional advisers of information reasonably required to be disclosed for purposes relating to this Agreement; or

(i)	any announcement, or circular made, or information provided in accordance with the terms of Articles 26 and 19.
26.4 Each Party shall inform any officer, employee or agent or any professional or other advisor advising it, as the case may be, in relation to matters concerning this Agreement and the Transaction, or to whom it provides Confidential Information, that such information is confidential and shall instruct them:
(a)	to keep it confidential; and

(b)	not to disclose it to any third party (other than those persons to whom it has already been or may be disclosed in accordance with the terms of this Article 26).
Article 27
Arbitration
All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration (the “ICC Rules”) of the International Chamber of Commerce (“ICC”) by three (3) arbitrators, of whom one shall be appointed by the HR, the second shall be appointed by DT and the third one (who will preside the arbitral tribunal) shall be appointed by the Chairman of the ICC, in accordance with the ICC Rules. The place or arbitration shall be Geneva, Switzerland and the language of the proceedings shall be the English language. The award rendered by the arbitral tribunal shall be final and binding, without recourse to national courts except where provided by law.
Article 28
Applicable Law
This Agreement shall be governed by and construed in accordance with the laws of Greece.

IN WITNESS WHEREOF, the Parties have signed this Agreement in two (2) originals the day and year first above written and each Party has received one (1) original.

Signed on behalf of the Hellenic Republic		Signed on behalf of Deutsche Telekom AG

By		By

Name:	George Alogoskoufis	Name:	Kevin Kopp

Position:	Minister of Economy and Finance, Greece	Position:	Senior Executive Vice President

		Name:	Axel Lutzner
		Position:	Vice President

Place:	Athens, 14 May 2008	Place:	Athens, 14 May 2008»
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